UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4978
                                                     ---------------------

                    Liberty-Stein Roe Funds Investment Trust
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Jean S. Loewenberg, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-426-3750
                                                           -------------------

                  Date of fiscal year end: October 31, 2003
                                           ------------------

                  Date of reporting period: April 30, 2003
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                          LIBERTY THEMATIC EQUITY FUNDS

                                Semiannual Report
                                 April 30, 2003


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



                          LIBERTY THEMATIC EQUITY FUNDS

                                Semiannual Report
                                 April 30, 2003


[photo of man smiling]


                      ELIMINATE CLUTTER IN TWO EASY STEPS.
                         POINT. CLICK. LIBERTY EDELIVERY


               To sign up for eDelivery, go to www.icsdelivery.com

 President's Message

[photo of Joseph R. Palombo]


Dear Shareholder:

After three years of declining equity values, the US stock market rallied over the past six months and many foreign stock markets followed. However, most foreign markets trailed the US in both the timing and the level of their recoveries. An apparent victory in Iraq and signs of improving economic activity helped offset concerns over mounting tensions with North Korea and the impact of the deadly SARS epidemic. Although the Federal Reserve has taken the lead in stimulating economic growth through low interest rates, they remain a concern in Europe, where growth is still sluggish. In the report that follows, the lead manager of the funds' investment team will provide a more detailed discussion of the events of the period and factors that affected fund performance.

CONSOLIDATION--AND A NEW NAME

I am pleased to announce that, effective April 1, 2003, six of the asset management firms brought together when Columbia Management Group, Inc. was formed were consolidated and renamed Columbia Management Advisors, Inc. (Columbia Management). This consolidation does not affect the management or investment objectives of your fund and is the next step in our efforts to create a consistent identity and to streamline our organization. By consolidating these firms, we are able to create a more efficient organizational structure and strengthen certain key functions, such as research. Although the name of the asset manager familiar to you has changed, what hasn't changed is the commitment of our specialized investment teams to a multi-disciplined approach to investing, focused on our goal of offering shareholders the best products and services.

As always, we thank you for choosing Liberty funds to build toward your long-term financial goals.

Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President



Meet the new president

Joseph R. Palombo, president and chairman of the Board of Trustees and executive vice president for Liberty Funds, is also chief operating officer of Columbia Management. Mr. Palombo has over 19 years of experience in the financial services industry. Prior to joining Columbia Management, he was chief operating officer and chief compliance officer for Putnam Mutual Funds. Prior to that, he was a partner at Coopers & Lybrand. Mr. Palombo received his degree in economics/accounting from the College of the Holy Cross, where he was a member of Phi Beta Kappa. He earned his master's degree in taxation from Bentley College and participated in the Executive Program at the Amos B. Tuck School at Dartmouth College.



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 Performance Information -- Liberty Global Thematic Equity Fund


VALUE OF A $10,000 INVESTMENT
1/2/01 - 4/30/03

PERFORMANCE OF A $10,000 INVESTMENT
1/2/01 - 4/30/03 ($)

                  without      with
                   sales       sales
                  charge      charge
--------------------------------------
 Class Z           6,163        n/a



[mountain chart data]:


                        Class Z shares             MSCI World Index

1/2001                         $10,000                      $10,000
                                10,424                       10,193
                                 9,556                        9,331
                                 8,737                        8,716
                                 9,467                        9,358
                                 9,338                        9,236
                                 9,042                        8,946
                                 8,766                        8,826
                                 8,302                        8,401
                                 7,493                        7,660
                                 7,680                        7,806
                                 8,174                        8,267
                                 8,351                        8,318
                                 7,887                        8,065
                                 7,738                        7,994
                                 8,064                        8,363
                                 7,634                        8,064
                                 7,564                        8,077
                                 7,169                        7,586
                                 6,547                        6,946
                                 6,478                        6,958
                                 5,757                        6,192
                                 6,290                        6,648
                                 6,566                        7,006
                                 6,211                        6,665
                                 5,955                        6,462
                                 5,787                        6,349
                                 5,728                        6,328
4/2003                           6,163                        6,889



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on January 2, 2001 (December 31, 2000 for the Index), and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International World (MSCI World) Index is an unmanaged group of securities that differs from the composition of any Liberty fund. Unlike the fund, an index is not an investment, does not incur fees or expenses and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities.



AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)


Share class                            Z
Inception date                      1/2/01
------------------------------------------------
                                    without
                                     sales
                                    charge
------------------------------------------------
6-month (cumulative)                   -2.04
------------------------------------------------
1-year                                -19.28
------------------------------------------------
Life                                  -18.77
------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)


Share class                            Z
------------------------------------------------
                                    without
                                     sales
                                    charge
------------------------------------------------
6-month (cumulative)                   -0.51
------------------------------------------------
1-year                                -28.97
------------------------------------------------
Life                                  -21.96
------------------------------------------------



Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions.

Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares.

Class Z shares may be purchased by, among others: any shareholder (and family members) of a fund distributed by Liberty Funds Distributor, Inc. (LFDI) who (i) hold class Z shares, (ii) who holds class A shares that were obtained by exchanging with class Z shares, or (iii) who purchased no-load shares of funds merged with funds distributed by LFDI; clients of fee-based brokers-dealers or registered investment advisors that recommend the purchase of fund shares; any trustee or director (and family members) of any fund distributed by LFDI; insurance companies, trust companies, banks, endowments, investment companies and foundations; and retirement plans with assets of at least $5 million. Investment minimums vary. For further information, please consult the fund prospectus.

sidebar box:

 Portfolio Manager's Report-- Liberty Global Thematic Equity Fund


TOP 10 HOLDINGS as of 4/30/03 (%)

Citigroup                          5.2
Pfizer                             5.0
Exxon Mobil                        3.9
Johnson &Johnson                   3.9
American International Group       3.4
General Electric                   3.3
ENI, S.p.A.                        3.2
British Sky Broadcasting Group     3.0
Nestle SA Registered Shares        2.9
Microsoft                          2.6

Portfolio holdings are calculated as a percentage of net assets. Since the fund is actively managed, there is no guarantee the fund will continue to maintain the same portfolio in the future.

TOP 5 COUNTRIES as of 4/30/03 (%)

United States                     61.1
United Kingdom                     8.1
Switzerland                        7.6
Japan                              7.3
Italy                              5.3

Country breakdown is calculated as a percentage of total investments. Since the fund is actively managed, there can be no guarantee the fund will continue to invest in these countries in the future.



BOUGHT
--------------------------------------------------------------------------------

ELI LILLY (2.6% of net assets) is a pure pharmaceutical company with a rich product portfolio and a strong line-up of new drugs in development. We expect the company to achieve 15%-20% earnings per share growth in the years ahead.



SOLD
--------------------------------------------------------------------------------

We sold MERCK to purchase Eli Lilly. With a weaker product line, Merck is expected to increase sales by only 5% in the coming years, compared to 10% for Eli Lilly.



For the six-month period that ended April 30, 2003, Liberty Global Thematic Equity Fund class Z shares returned negative 2.04% without sales charge. During the period, the fund underperformed its benchmark, the MSCI World Index, which returned 3.62%. The fund's poor relative performance was due primarily to stock selection.

NEGATIVES OUTWEIGHED POSITIVES

Against the backdrop of looming conflict in Iraq, stock markets worldwide were characterized by heightened volatility during the period. The fund benefited from a reduced stake in Japan relative to its benchmark, but was hurt by its greater exposure in Europe. Sector allocation somewhat hampered fund performance, as overweights in the weaker industrials and consumer discretionary groups offset stronger returns from overweights in the information technology and health care areas.

GOOD RETURNS FROM INFORMATION AND HOME

Mastering Information and The Home were the two most successful themes. Within Mastering Information, General Electric (3.3% of net assets) performed well during the period.1 In The Home theme, Home Depot (1.6% of net assets) rose in February and March, as the company's restructuring measures began to show results, particularly in the performance of new stores.

DISAPPOINTMENTS IN OUTSOURCING AND BRANDING

In Outsourcing and Productivity, security services providers Chubb, Secom and Securitas (1.1% of net assets) all detracted from performance. The valuations of all three companies are based on growth several years ahead, and, given the jittery state of the markets recently, this had an adverse effect on price performance. In the Saving for Retirement theme, AIG (3.4% of net assets) fared poorly due to a one-time charge of $1.8 billion related to insurance policies written in the late 1990s. We eliminated our positions in Chubb and Secom during the period.

In the Cross Selling theme, Cendant helped performance as management's dedicated effort to trim the organization and ensure more robust earnings began to pay off. However, UK banking and insurance company Lloyds TSB




--------------
1  Holdings are disclosed as of April 30, 2003 and are subject to change.

underperformed due to concerns about the stability of its dividend. Poor results in the Branding and Promotion theme were due mainly to Kraft Foods and Nestle, SA (2.9% of net assets), both of which declined amid fears that food companies might find it difficult to boost sales significantly in the future and that margins could be squeezed further. We eliminated our positions in Cendant, Lloyds TBS, and Kraft Foods during the period.

CHANGED EXPOSURE IN LONGER LIFE - BETTER LIFE
A new addition to the portfolio was Eli Lilly (2.6% of net assets), which fits within the Longer Life - Better Life theme. Thirty-eight percent of its sales come from age-related therapeutic areas (cardiovascular, oncology, diabetes) and 42% from the treatment of schizophrenia and other severe central nervous system diseases. Eli Lilly does not face any major short- to medium-term patent losses, a major benefit among its large-cap pharmaceutical peers.

LOOKING AHEAD

The economic uncertainty that has generally characterized the past few years had led to low investment activity and reluctance by consumers and corporations to make long-term spending decisions. We believe pent-up investment and purchasing demand may be released as some of this uncertainty eases short term in the aftermath of the war with Iraq and in the medium to long term as corporate earnings visibility improves. Attractive valuations and falling risk premiums should boost stock markets initially. Downstream, we believe support should come from a pick-up in business investment. We think stock selection remains key in positioning the portfolio to capture this growth.

/s/ Leon Pedersen

Leon Pedersen

The fund is managed by a 28-member portfolio team at Nordea Investment Management North America, Inc., (Nordea), with Leon Pedersen serving as lead manager. No single individual at Nordea is responsible for making investments decisions for the fund. Nordea is a subadvisor to the fund. The fund's advisor is Columbia Management Advisors, Inc.


 TOP 5 SECTORS as of 4/30/03 (%)

[bar chart data]:

Financials                 18.7
Health care                14.6
Information technology     14.1
Industrials                12.8
Consumer discretionary     12.2


Sector breakdown is calculated as a percentage of net assets. These calculations do not include the fund's other assets and liablilities. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same sector breakdowns in the future.


There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

 Performance Information-- Liberty European Thematic Equity Fund

VALUE OF A $10,000 INVESTMENT
1/2/01 - 4/30/03

PERFORMANCE OF A $10,000 INVESTMENT
1/2/01 - 4/30/03 ($)

                  without      with
                   sales       sales
                  charge      charge
--------------------------------------
 Class Z           6,263        n/a




[mountain chart data]:


                                                        MSCI
                         Class Z shares         Europe Index

1/2001                          $10,000              $10,000
                                 10,157               10,005
                                  9,234                9,127
                                  8,429                8,446
                                  8,969                9,046
                                  8,477                8,605
                                  8,133                8,279
                                  8,054                8,300
                                  7,907                8,084
                                  7,150                7,278
                                  7,327                7,509
                                  7,563                7,810
                                  7,838                8,010
                                  7,347                7,591
                                  7,347                7,590
                                  7,651                8,001
                                  7,561                7,940
                                  7,471                7,916
                                  7,281                7,641
                                  6,373                6,790
                                  6,343                6,789
                                  5,364                5,896
                                  5,893                6,466
                                  6,173                6,783
                                  5,934                6,537
                                  5,564                6,228
                                  5,334                6,025
                                  5,544                5,935
4/2003                            6,263                6,736



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on January 2, 2001 (December 31, 2000 for the index), and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International Europe (MSCI Europe) Index is an unmanaged group of securities that differs from the composition of any Liberty fund. Unlike the fund, an index is not an investment, does not incur fees or expenses and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities.



AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)

Share class                            Z
Inception date                      1/2/01
----------------------------------------------
                                    without
                                     sales
                                    charge
----------------------------------------------
6-month (cumulative)                    6.27
----------------------------------------------
1-year                                -17.17
----------------------------------------------
Life                                  -18.20
----------------------------------------------




AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)


Share class                            Z
----------------------------------------------
                                    without
                                     sales
                                    charge
----------------------------------------------
6-month (cumulative)                    3.35
----------------------------------------------
1-year                                -27.55
----------------------------------------------
Life                                  -23.09
----------------------------------------------



Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions.

Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares.

Class Z shares may be purchased by, among others: any shareholder (and family members) of a fund distributed by Liberty Funds Distributor, Inc. (LFDI) who (i) hold class Z shares, (ii) who holds class A shares that were obtained by exchanging with class Z shares, or (iii) who purchased no-load shares of funds merged with funds distributed by LFDI; clients of fee-based brokers-dealers or registered investment advisors that recommend the purchase of fund shares; any trustee or director (and family members) of any fund distributed by LFDI; insurance companies, trust companies, banks, endowments, investment companies and foundations; and retirement plans with assets of at least $5 million. Investment minimums vary. For further information, please see the fund prospectus.

sidebar box:

 Portfolio Manager's Report-- Liberty European Thematic Equity Fund


TOP 10 HOLDINGS as of 4/30/03 (%)

Total B                            7.7
Nestle SA, Registered Shares       7.5
Vodafone Group                     6.9
UBS AG                             6.6
Aventis SA                         6.5
Novartis AG                        6.4
GlaxoSmithKline                    6.1
Nokia Oyj                          5.2
Shell Transport & Trading          5.2
Telefonica SA                      5.1

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will continue to hold these securities in the future.

TOP 5 COUNTRIES as of 4/30/03 (%)

United Kingdom                    32.6
Switzerland                       14.4
Italy                             12.7
France                            12.1
Netherlands                        6.0

Country breakdown is calculated as a percentage of total investments. Since the fund is actively managed, there is no guarantee the fund will continue to invest in these countries in the future.



BOUGHT
--------------------------------------------------------------------------------

ALLIED IRISH BANK (2.6% of net assets). The leading banking group in Ireland, the bank fits into the thematic context as it benefits from the strong structural economic growth and the attractive demographics in Ireland.



SOLD
--------------------------------------------------------------------------------

We sold Cadbury which has increased operational risk, as the company made a new acquisition and is transitioning to a new CEO and rolling out a new restructuring program.





The six-month period that ended April 30, 2003 presented a challenging market environment in which the stock markets experienced heightened volatility against a backdrop of looming conflict in Iraq. We are pleased to report that Liberty European Thematic Equity Fund class Z shares returned 6.27% during the period, outperforming the MSCI Europe Index, which returned 4.17%.

GOOD RETURNS FROM LONGER LIFE - BETTER LIFE

The fund benefited from good stock selection within the Longer Life - Better Life theme. Health products and services companies, such as Fresenius and Novo Nordisk (1.3% and 0.9% of net assets, respectively), did particularly well.1 Fresenius AG, which runs kidney dialysis centers worldwide, was the first European company to reach a settlement on its asbestos exposure, thus allowing management to return to the day-to-day running of its business. Novo Nordisk, based in Denmark, released strong results for 2002, as it maintained a leadership position in the briskly growing insulin market.

ADDITIONAL GAINS FROM RETIREMENT AND DATA TRAFFIC

The Saving for Retirement theme also helped performance, owing largely to the positive contribution of Italian bank San Paolo IMI (3.7% of net assets). Italian life insurer Alleanza Assicurazioni (3.3% of net assets) also performed well, due to the company's low equity market exposure and speculation about the possible acquisition of minority stakes held by its majority shareholder, Generali.

The Global Data Traffic theme delivered robust performance as well. Investors embraced the telecommunications industry for its strong cash flows and high earnings visibility in an otherwise uncertain economic environment. Mobile phone operator Vodafone and Spanish telephone company Telefonica (6.9% and 5.1% of net assets, respectively) did especially well. In particular, Telefonica benefited from its considerable activities in Brazil.




--------------
1  Holdings are disclosed as of April 30, 2003 and are subject to change.

POOR RESULTS FROM ENVIRONMENT AND MASTERING
HUMAN CAPITAL

The Environment theme pulled down performance primarily through its exposure to the Norwegian holding Tomra Systems (0.8% of net assets), which produces systems to recover beverage packaging for recycling. Mounting uncertainty over how new deposit refund regulations would be implemented in Germany, which is expected to be a key market for Tomra, hurt the share price. The German government has since recommended Tomra's model, however, and we expect it to prevail. Within Mastering Human Capital, the share price of Adecco (1.3% of net assets) dropped sharply as demand for temporary employment services, the company's core activity, showed its vulnerability to economic cycles. Demand for temp services in the United States, where Adecco generates a major portion of its sales, dropped sharply. The weak US dollar also eroded the company's earnings.

LOOKING AHEAD

The economic uncertainty that has generally characterized the past few years has led to low investment activity and reluctance by consumers and corporations to make long-term spending decisions. We believe pent-up investment and purchasing demand may be released as some of this uncertainty eases short term in the aftermath of the war with Iraq and in the medium to long term as corporate earnings visibility improves. Attractive valuations and falling risk premiums should boost stock markets initially. Downstream we expect to see support from a pick-up in business investment. We think stock selection remains key in positioning the portfolio to capture this growth.

/s/ Leon Pedersen

Leon Pedersen

The fund is managed by a 28-member portfolio team at Nordea Investment Management North America, Inc., (Nordea), with Leon Pedersen serving as lead manager. No single individual at Nordea is responsible for making investment decisions for the fund. Nordea is the subadvisor to the fund. The fund's advisor is Columbia Management Advisors, Inc.



 TOP 5 SECTORS as of 4/30/03 (%)

[bar chart data]:

Financials                 34.6
Energy                     21.1
Health care                20.9
Consumer discretionary     20.2
Telecommunications         17.0


Sector breakdown is calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain this breakdown in the future.


There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. A portfolio of stocks from a limited geographic region, such as Europe, may be subject to additional risks and volatility.

 Investment Portfolio -- Liberty Global Thematic Equity Fund

April 30, 2003 (Unaudited)


COMMON STOCKS - 97.4%              SHARES         VALUE
-------------------------------------------------------
CONSUMER DISCRETIONARY - 12.2%
AUTOMOBILES - 1.4%
Honda Motor Co., Ltd.                 200   $     6,634
                                            -----------
HOTELS, RESTAURANTS & LEISURE - 2.4%
Carnival Corp.                        295         8,139
Darden Restaurants, Inc.              200         3,502
                                            -----------
                                                 11,641
                                            -----------
MEDIA - 4.3%
British Sky Broadcasting
   Group PLC (a)                    1,430        14,834
Omnicom Group, Inc.                   100         6,190
                                            -----------
                                                 21,024
                                            -----------
MOTORCYCLE MANUFACTURERS - 1.0%
Harley-Davidson, Inc.                 110         4,888
                                            -----------
MULTI-LINE RETAIL - 1.5%
Wal-Mart Stores, Inc.                 130         7,322
                                            -----------
SPECIALTY RETAIL - 1.6%
Home Depot, Inc.                      280         7,876
                                            -----------

-------------------------------------------------------
CONSUMER STAPLES - 5.4%
BEVERAGES - 2.5%
PepsiCo, Inc.                         280        12,118
                                            -----------
FOOD PRODUCTS - 2.9%
Nestle SA, Registered Shares           70        14,287
                                            -----------

-------------------------------------------------------
ENERGY - 7.1%
OIL & GAS - 7.1%
ENI-Ente Nazionale Idvocaburi
 S.p.A.                             1,100        15,706
Exxon Mobil Corp.                     540        19,008
                                            -----------
                                                 34,714
                                            -----------

-------------------------------------------------------
FINANCIALS - 18.7%
BANKS - 3.8%
Allied Irish Banks PLC                440         6,789
UBS AG, Registered Shares             250        11,875
                                            -----------
                                                 18,664
                                            -----------
DIVERSIFIED FINANCIALS - 9.5%
Citigroup, Inc.                       650        25,513
Merrill Lynch & Co., Inc.             270        11,083
Nomura Holdings, Inc.               1,000         9,918
                                            -----------
                                                 46,514
                                            -----------
INSURANCE - 5.4%
Alleanza Assicurazioni S.p.A.       1,000         9,369
American International Group, Inc.    290        16,806
                                            -----------
                                                 26,175
                                            -----------




                                   SHARES         VALUE
-------------------------------------------------------
HEALTH CARE - 14.6%
PHARMACEUTICALS - 14.6%
Eli Lilly & Co.                       200   $    12,764
Johnson & Johnson                     335        18,881
Novartis AG, Registered Shares        250         9,872
Novo-Nordisk A/S, Class B             150         5,442
Pfizer, Inc.                          800        24,600
                                            -----------
                                                 71,559
                                            -----------

-------------------------------------------------------
INDUSTRIALS - 12.8%
AEROSPACE & DEFENSE - 3.7%
Bombardier, Inc., Class B           1,500         3,630
Honeywell International, Inc.         450        10,620
Ryanair Holdings PLC ADR (a)          100         3,967
                                            -----------
                                                 18,217
                                            -----------
COMMERCIAL SERVICES & SUPPLIES - 2.4%
Manpower, Inc.                        200         6,576
Securitas AB                          440         5,168
                                            -----------
                                                 11,744
                                            -----------
INDUSTRIAL CONGLOMERATES - 5.0%
General Electric Co.                  550        16,198
Siemens AG                            170         8,492
                                            -----------
                                                 24,690
                                            -----------
MACHINERY - 0.5%
Tomra Systems ASA                     500         2,367
                                            -----------
TRADING COMPANIES & DISTRIBUTORS - 1.2%
Mitsubishi Corp.                    1,000         5,954
                                            -----------

-------------------------------------------------------
INFORMATION TECHNOLOGY - 14.1%
COMMUNICATIONS EQUIPMENT - 3.0%
Cisco Systems, Inc. (a)               410         6,165
Nokia Oyj                             300         5,085
Qualcomm, Inc.                        100         3,189
                                            -----------
                                                 14,439
                                            -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
Hoya Corp.                            100         5,920
                                            -----------
INFORMATION TECHNOLOGY CONSULTING & SERVICES - 1.1%
Accenture, Ltd., Class A (a)          350         5,607
                                            -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.6%
Applied Materials, Inc. (a)           600         8,760
Samsung Electronics Co., Ltd. GDR      60         7,500
Taiwan Semiconductor
   Manufacturing Co., Ltd. ADR (a)    740         6,194
                                            -----------
                                                 22,454
                                            -----------
SOFTWARE - 4.2%
Microsoft Corp.                       500        12,785
Veritas Software Corp. (a)            350         7,704
                                            -----------
                                                 20,489
                                            -----------




See notes to investment portfolio.

April 30, 2003 (Unaudited)



COMMON STOCKS - CONTINUED          SHARES         VALUE
-------------------------------------------------------
MATERIALS - 4.2%
CHEMICALS - 1.4%
Potash Corp. of Saskatchewan, Inc.   110    $     6,765
                                            -----------
METALS & MINING - 1.9%
BHP Billiton, Ltd.                  1,600         9,058
                                            -----------
PAPER & FOREST PRODUCTS - 0.9%
Upm-Kymmene Oyj                       300         4,394
                                            -----------

-------------------------------------------------------
TELECOMMUNICATION SERVICES - 5.3%
DIVERSIFIED TELECOMMUNICATION - 0.0%
Telefonica SA                          21           233
                                            -----------
WIRELESS TELECOMMUNICATION SERVICES - 5.3%
AT&T Wireless Services, Inc. (a)    1,489         9,619
NTT DoCoMo, Inc.                        3         6,197
Vodafone Group PLC                  5,000         9,877
                                            -----------
                                                 25,693
                                            -----------

-------------------------------------------------------
UTILITIES - 3.0%
ELECTRIC UTILITIES - 1.5%
Cinergy Corp.                         220         7,511
                                            -----------
GAS UTILITIES - 1.5%
Centrica PLC                        2,770         7,366
                                            -----------

TOTAL COMMON STOCKS - 97.4%
   (cost of $532,697) (b)                       476,317
                                            -----------






OTHER ASSETS & LIABILITIES, NET - 2.6%      $    12,724
-------------------------------------------------------
NET ASSETS - 100.0%                         $   489,041
                                            ===========
NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

SUMMARY OF SECURITIES                        % OF TOTAL
BY COUNTRY                        VALUE     INVESTMENTS
-------------------------------------------------------
United States                  $  291,085         61.1%
United Kingdom                     38,866          8.1
Switzerland                        36,034          7.6
Japan                              34,624          7.3
Italy                              25,076          5.3
Canada                             10,395          2.2
Finland                             9,478          2.0
Australia                           9,058          1.9
Germany                             8,491          1.8
Denmark                             5,442          1.1
Sweeden                             5,168          1.1
Norway                              2,367          0.5
Spain                                 233          0.0
                               ----------   ----------
                               $  476,317        100.0%
                               ----------   ----------

            ACRONYM                  NAME
           ------------------------------------------
              ADR         American Depositary Receipt
              GDR          Global Depositary Receipt





See notes to financial statements.

 Investment Portfolio -- Liberty European Thematic Equity Fund

April 30, 2003 (Unaudited)



COMMON STOCKS - 152.9%             SHARES         VALUE
-------------------------------------------------------
CONSUMER DISCRETIONARY - 20.2%
AUTOMOBILES - 1.1%
Bayerische Motoren Werke (BMW) AG      75   $     2,505
                                            -----------
HOTELS, RESTAURANTS & LEISURE - 4.3%
Carnival Corp.                         28           779
Carnival PLC                           62         1,546
Compass Group PLC                   1,630         7,509
                                            -----------
                                                  9,834
                                            -----------
HOUSEHOLD DURABLES - 3.3%
Koninklijke (Royal) Philips
   Electronics N.V.                   410         7,642
                                            -----------
MEDIA - 9.8%
British Sky Broadcasting
   Group PLC (a)                    1,000        10,373
Societe Television Francaise          220         6,191
WPP Group PLC                         820         5,840
                                            -----------
                                                 22,404
                                            -----------
SPECIALTY RETAIL - 1.7%
Kingfisher PLC                      1,000         3,911
                                            -----------

-------------------------------------------------------
CONSUMER STAPLES - 12.0%
BEVERAGES - 4.2%
Diageo PLC                            870         9,658
                                            -----------

FOOD PRODUCTS - 7.8%
Nestle SA, Registered Shares           84        17,144
Koninklijke Numico N.V.                84           785
                                            -----------
                                                 17,929
                                            -----------

-------------------------------------------------------
ENERGY - 21.1%
ENERGY EQUIPMENT & SERVICES - 1.4%
Saipem S.p.A.                         450         3,145
                                            -----------

OIL & GAS - 19.7%
BP PLC                                700         4,440
ENI-Ente Nazionale Idrocarburi S.p.A. 640         9,138
Royal Dutch Petroleum Co.              50         2,049
Shell Transport & Trading Co., PLC  1,980        11,869
Total B                               135        17,736
                                            -----------
                                                 45,232
                                            -----------





                                   SHARES         VALUE
-------------------------------------------------------
FINANCIALS - 34.6%
BANKS- 21.6%
Allied Irish Banks PLC                390   $     6,018
Bankinter SA                           22           673
Deutsche Bank AG                       30         1,554
ForeningsSparbanken AB                720         9,778
Lloyds TSB Group PLC                1,720        11,321
UBS AG                                320        15,200
UniCredito Italiano S.p.A.          1,140         4,997
                                            -----------
                                                 49,541
                                            -----------
DIVERSIFIED FINANCIALS - 7.4%
Fortis                                510         8,576
San Paola - IMI S.p.A.              1,030         8,511
                                            -----------
                                                 17,087
                                            -----------
INSURANCE - 5.6%
Alleanza Assicurazioni                810         7,589
AMB Generali Holding AG                70         4,031
Swiss Reinsurance                      18         1,177
                                            -----------
                                                 12,797
                                            -----------

-------------------------------------------------------
HEALTH CARE - 20.9%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
Essilor International SA               21           861
                                            -----------
PHARMACEUTICALS - 20.5%
Aventis SA                            295        15,011
GlaxoSmithKline PLC                   700        14,041
Novartis AG                           370        14,612
Novo Nordisk A/S, Class B              60         2,177
Shire Pharmaceuticals Group PLC (a)   200         1,286
                                            -----------
                                                 47,127
                                            -----------

-------------------------------------------------------
INDUSTRIALS - 12.1%
AEROSPACE & DEFENSE - 1.3%
Ryanair Holdings PLC ADR (a)           75         2,975
                                            -----------

AIR FREIGHT & COURIERS - 3.8%
Exel PLC                              250         2,399
TPG N.V.                              405         6,331
                                            -----------
                                                  8,730
                                            -----------
COMMERCIAL SERVICES & SUPPLIES - 3.0%
Adecco SA                              75         2,879
Chubb PLC                           1,580         1,687
Securitas AB                          200         2,349
                                            -----------
                                                  6,915
                                            -----------
INDUSTRIAL CONGLOMERATES - 1.3%
Siemens AG                             60         2,997
                                            -----------






See notes to investment portfolio.

April 30, 2003 (Unaudited)




COMMON STOCKS (CONTINUED)          SHARES         VALUE
-------------------------------------------------------
INDUSTRIALS (CONTINUED)
MACHINERY - 2.7%
Sandvik AB                            170   $     4,326
Tomra Systems ASA                     400         1,893
                                            -----------
                                                  6,219
                                            -----------

-------------------------------------------------------
INFORMATION TECHNOLOGY - 7.4%
COMMUNICATIONS EQUIPMENT - 5.3%
Nokia Oyj                             710        12,035
                                            -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.6%
ASML Holding N.V. (a)                 150         1,298
                                            -----------
SOFTWARE - 1.5%
Dassault Systemes SA                   50         1,447
SAP AG                                 20         2,053
                                            -----------
                                                  3,500
                                            -----------

-------------------------------------------------------
MATERIALS - 4.3%
CHEMICALS - 1.4%
DSM N.V.                               75         3,287
                                            -----------
METALS & MINING - 0.7%
Pechiney SA                            55         1,590
                                            -----------
PAPER & FOREST PRODUCTS - 2.2%
UPM-Kymmene Oyj                       350         5,126
                                            -----------

-------------------------------------------------------
TELECOMMUNICATION SERVICES - 17.0%
DIVERSIFIED TELECOMMUNICATION - 10.1%
Telecom Italia S.p.A.               1,400        11,458
Telefonica SA (a)                   1,050        11,634
                                            -----------
                                                 23,092
                                            -----------
WIRELESS TELECOMMUNICATION SERVICES - 6.9%
Vodafone Group PLC                  7,990        15,784
                                            -----------

-------------------------------------------------------
UTILITIES - 3.3%
ELECTRIC UTILITIES - 3.3%
National Grid Group PLC             1,155         7,593
                                            -----------

TOTAL COMMON STOCKS
   (cost of $341,391)                           350,814
                                            -----------

PREFERRED STOCK - 1.3%
-------------------------------------------------------
HEALTH CARE - 1.3%
HEALTH CARE PROVIDERS & SERVICES - 1.3%
Fresenius AG
   (cost of $1,546)                    65         2,903
                                            -----------





                                                  VALUE
-------------------------------------------------------
TOTAL INVESTMENTS - 154.2%
   (cost of $342,937) (b)                   $   353,717
                                            -----------

OTHER ASSETS & LIABILITIES, NET - (54.2)%      (124,289)
-------------------------------------------------------
NET ASSETS - 100.0%                         $   229,428
                                            ===========
NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

SUMMARY OF SECURITIES                        % OF TOTAL
BY COUNTRY                        VALUE     INVESTMENTS
-------------------------------------------------------
United Kingdom                 $  115,274         32.6%
Switzerland                        51,011         14.4
Italy                              44,838         12.7
France                             42,837         12.1
Netherlands                        21,392          6.0
Finland                            17,161          4.9
Sweeden                            16,453          4.7
Germany                            16,043          4.5
Spain                              12,308          3.5
Belgium                             8,576          2.4
United States                       3,754          1.1
Denmark                             2,177          0.6
Norway                              1,893          0.5
                               ----------   ----------
                               $  353,717        100.0%
                               ----------   ----------

            ACRONYM                  NAME
           ------------------------------------------
              ADR         American Depository Receipt






See notes to financial statements.

 Statements of Assets and Liabilities



April 30, 2003 (Unaudited)

                                                                          LIBERTY                   LIBERTY
                                                                      GLOBAL THEMATIC          EUROPEAN THEMATIC
                                                                        EQUITY FUND               EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                                       $ 532,697                       $ 342,937
                                                                           ---------                       ---------
Investments, at value                                                      $ 476,317                       $ 353,717
Cash                                                                             946                           2,128
Foreign currency (cost of $17,320 and $4,441, respectively)                   18,005                           4,488
Receivable for:
   Dividends                                                                   2,460                           4,100
Expense reimbursement due from Advisor                                        10,304                          11,783
Deferred Trustees' compensation plan                                             180                             180
Other assets                                                                      --                           9,027
                                                                           ---------                       ---------
     Total Assets                                                            508,212                         385,423
                                                                           ---------                       ---------
LIABILITIES:
Payable for:
   Investments purchased                                                           --                        138,494
   Management fee                                                                360                           1,464
   Administration fee                                                             63                             260
   Transfer agent fee                                                            453                             223
   Pricing and bookkeeping fees                                                   --                             110
   Audit fee                                                                   6,276                           6,276
   Registration fee                                                            5,041                           5,040
   Reports to shareholders                                                     6,664                           1,375
Deferred Trustees' fee                                                           180                             180
Other liabilities                                                                134                           2,573
                                                                           ---------                       ---------
     Total Liabilities                                                        19,171                         155,995
                                                                           ---------                       ---------
NET ASSETS                                                                 $ 489,041                       $ 229,428
                                                                           =========                       =========
COMPOSITION OF NET ASSETS:
Paid-in capital                                                           $1,223,028                       $ 949,902
Accumulated net investment loss                                                 (839)                           (161)
Accumulated net realized loss                                               (677,580)                       (731,438)
Net unrealized appreciation (depreciation) on:
   Investments                                                               (56,380)                         10,780
   Foreign currency translations                                                 812                             345
                                                                           ---------                       ---------
NET ASSETS                                                                 $ 489,041                       $ 229,428
                                                                           =========                       =========
CLASS Z:
Net assets                                                                 $ 489,041                       $ 229,428
Shares outstanding                                                            78,361                          36,617
                                                                           ---------                       ---------
Net asset value, offering and redemption price per share                   $    6.24                       $    6.27
                                                                           =========                       =========


See notes to financial statements.

 Statements of Operations


For the Six Months Ended April 30, 2003 (Unaudited)

                                                                          LIBERTY                   LIBERTY
                                                                      GLOBAL THEMATIC          EUROPEAN THEMATIC
                                                                        EQUITY FUND               EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                                  $   8,059                       $   6,455
Interest                                                                          --                              32
                                                                           ---------                       ---------
   Total Investment Income (net of foreign taxes
     withheld of $597 and $990, respectively)                                  8,059                           6,487
                                                                           ---------                       ---------
EXPENSES:
Management fee                                                                 4,458                           3,261
Administration fee                                                               787                             575
Pricing and bookkeeping fees                                                   5,346                           5,575
Transfer agent fee                                                             1,157                             603
Trustees' fee                                                                  2,293                           2,415
Custody fee                                                                    3,555                           6,709
Audit fee                                                                      6,645                           6,645
Registration fee                                                               9,373                           9,523
Reports to shareholders                                                        4,863                           1,468
Other expenses                                                                 1,805                           1,948
                                                                           ---------                       ---------
   Total Expenses                                                             40,282                          38,722
Fees and expenses waived or reimbursed by Advisor/Administrator              (31,924)                        (32,612)
                                                                           ---------                       ---------
   Net Expenses                                                                8,358                           6,110
                                                                           ---------                       ---------
Net Investment Income (Loss)                                                    (299)                            377
                                                                           ---------                       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                                                              (366,167)                       (149,374)
   Foreign currency transactions                                               4,603                           1,649
                                                                           ---------                       ---------
       Net realized loss                                                    (361,564)                       (147,725)
                                                                           ---------                       ---------
Net change in unrealized appreciation/depreciation on:
   Investments                                                               308,101                         101,197
   Foreign currency translations                                                 642                              30
                                                                           ---------                       ---------
     Net change in unrealized appreciation/depreciation                      308,743                         101,227
                                                                           ---------                       ---------
Net Loss                                                                     (52,821)                        (46,498)
                                                                           ---------                       ---------
Net Decrease in Net Assets from Operations                                 $ (53,120)                      $ (46,121)
                                                                           =========                       =========

See notes to financial statements.


 Statements of Changes in Net Assets

                                                                   LIBERTY                         LIBERTY
                                                               GLOBAL THEMATIC                 EUROPEAN THEMATIC
                                                                  EQUITY FUND                     EQUITY FUND
                                                         ----------------------------     --------------------------
                                                          (UNAUDITED)                      (UNAUDITED)
                                                          SIX MONTHS                       SIX MONTHS
                                                             ENDED         YEAR ENDED         ENDED       YEAR ENDED
                                                           APRIL 30,       OCTOBER 31,      APRIL 30,     OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                          2003(b)         2002(a)          2003(b)        2002(a)
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                                $     (299)    $   (3,888)      $      377     $      857
Net realized loss on investments and foreign currency
   transactions                                               (361,564)      (235,843)        (147,725)      (451,975)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency translations            308,743        (51,477)         101,227        198,885
                                                            ----------     ----------       ----------     ----------
Net Decrease from Operations                                   (53,120)      (291,208)         (46,121)      (252,233)
                                                            ----------     ----------       ----------     ----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                          --           (839)              --        (20,508)
                                                            ----------     ----------       ----------     ----------
SHARE TRANSACTIONS:
Subscriptions                                                    8,212        499,082          170,092        990,208
Distributions reinvested                                            --            839               --         20,508
Redemptions                                                   (714,602)      (553,111)        (828,245)      (979,194)
                                                            ----------     ----------       ----------     ----------
   Net Increase (Decrease) from Share Transactions            (706,390)       (53,190)        (658,153)        31,522
                                                            ----------     ----------       ----------     ----------
Total Decrease in Net Assets                                  (759,510)      (345,237)        (704,274)      (241,219)

NET ASSETS:
Beginning of period                                          1,248,551      1,593,788          933,702      1,174,921
                                                            ----------     ----------       ----------     ----------
End of period                                               $  489,041     $1,248,551       $  229,428     $  933,702
                                                            ==========     ==========       ==========     ==========
Overdistributed net investment income                       $     (839)    $     (540)      $     (161)    $     (538)
                                                            ==========     ==========       ==========     ==========

CHANGES IN SHARES:
Class Z:
Subscriptions                                                    1,320         67,200           27,865        155,828
Issued for distributions reinvested                                --             104            --             2,658
Redemptions                                                   (119,051)       (76,155)        (149,415)      (157,802)
                                                            ----------     ----------       ----------     ----------
   Net Increase (Decrease)                                    (117,731)        (8,851)        (121,550)           684
                                                            ==========     ==========       ==========     ==========


(a) On July 29, 2002, the Funds' outstanding shares were redesignated as Class Z shares.

(b) Approximately $670,000 and $655,000 of redemptions in Liberty Global
    Thematic Equity Fund and Liberty European Thematic Equity Fund, respectively, were by an affiliate of the Funds' investment advisor and were due to certain regulatory requirements.





See notes to financial statements.

 Notes to Financial Statements



April 30, 2003 (Unaudited)


NOTE 1. ACCOUNTING POLICIES
ORGANIZATION:

Liberty Global Thematic Equity Fund, ("Global Thematic Equity Fund") and Liberty European Thematic Equity Fund, ("European Thematic Equity Fund") (collectively, the "Funds") are separate series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts business trust. The Funds may issue an unlimited number of shares. Each Fund's investment goal is to seek long-term growth of capital. On July 29, 2002, the outstanding shares of the Funds were redesignated Class Z shares. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of the exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FEDERAL INCOME TAXES:

Consistent with the Funds' policy to qualify as a regulated investment company and to distribute all of their taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

April 30, 2003 (Unaudited)




FORWARD CURRENCY CONTRACTS:

The Funds may enter into forward currency exchange contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Funds may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts is closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-dividend date (except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following capital loss carryforwards, determined as of October 31, 2002, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                            GLOBAL           EUROPEAN
                           THEMATIC          THEMATIC
YEAR OF EXPIRATION        EQUITY FUND       EQUITY FUND
-----------------         -----------       -----------
  2009                      $ 79,387         $ 92,707
  2010                       235,325          205,264
                            --------         --------
                            $314,712         $297,971
                            --------         --------

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

NOTE 3. FEES AND COMPENSATION
PAID TO AFFILIATES
MANAGEMENT FEE:

Columbia Management Advisors, Inc. ("Columbia"), an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation, is the investment advisor of the Fund and receives a monthly fee equal to 0.85% annually of each Fund's average daily net assets.

On April 1, 2003, Stein Roe & Farnham Incorporated ("Stein Roe"), the previous advisor to the Funds' merged into Columbia. At the time of the merger, Columbia assumed the obligation of Stein Roe with respect to the Funds. The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds to Columbia.

Nordea Investment Management North America, Inc. ("Nordea") has been retained by Columbia as sub-advisor to manage the day-to-day investment operations of the Funds. Columbia, out of the advisory fee it receives, pays Nordea a monthly sub-advisory fee equal to 0.60% annually of the average daily net assets of each Fund.

ADMINISTRATION FEE:

Columbia also provides accounting and other services for a monthly fee equal to 0.15% annually of each Fund's average daily net assets.

PRICING AND BOOKKEEPING FEE:

Columbia is also responsible for providing pricing and bookkeeping services to the Funds under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State

April 30, 2003 (Unaudited)




Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with each Fund, Columbia receives from each Fund an annual flat fee of $10,000, paid monthly, and in any month that a Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee equal to 0.06% annually of each Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

EXPENSE LIMITS:

Columbia has voluntarily agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.60% annually of each Fund's average daily net assets.

OTHER:

Each Fund pays no compensation to their officers, all of whom are employees of Columbia or its affiliates.

The Funds' Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. If applicable, the Fund could invest a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six months ended April 30, 2003, there were no such credits.

NOTE 4. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY:

For the six months ended April 30, 2003, purchases and sales of investments, other than short-term obligations, were as follows:

                             PURCHASES       SALES
                             ---------     ---------
Global Thematic
  Equity Fund                $231,321       $948,147

European Thematic
  Equity Fund                $307,309       $821,401

Unrealized appreciation (depreciation) at April 30, 2003, based on cost of investments for both financial statement and federal income tax purposes, was:

                                              NET
                  GROSS         GROSS      UNREALIZED
               UNREALIZED    UNREALIZED   APPRECIATION/
              APPRECIATION  DEPRECIATION  DEPRECIATION
               ----------    ----------    ----------
Global
  Thematic
  Equity
  Fund        $16,224         $(72,604)      $(56,380)

European
  Thematic
  Equity
  Fund        $19,738         $ (8,958)      $ 10,780


OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

NOTE 5. RELATED PARTY SHAREHOLDER

As of April 30, 2003, approximately 49% and 86% of the outstanding shares in Liberty Global Thematic Equity Fund and Liberty European Thematic Equity Fund, respectively, were held by an affiliate of Columbia. Due to these ownership levels, the affiliate may be deemed to have control of each Fund.

 Financial Highlights -- Liberty Global Thematic Equity Fund



Selected data for a share outstanding throughout each period is as follows:

                                                                             (UNAUDITED)
                                                                             SIX MONTHS           YEAR           PERIOD
                                                                                ENDED             ENDED           ENDED
                                                                              APRIL 30,        OCTOBER 31,     OCTOBER 31,
CLASS Z SHARES                                                                  2003            2002(a)          2001(b)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $  6.37          $  7.78          $ 10.13
                                                                              -------          -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                                            --(d)         (0.02)           (0.03)
Net realized and unrealized loss on investments and foreign currency            (0.13)           (1.39)           (2.32)
                                                                              -------          -------          -------
   Total from Investment Operations                                             (0.13)           (1.41)           (2.35)
                                                                              -------          -------          -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                         --               --(d)            --
                                                                              -------          -------          -------
NET ASSET VALUE, END OF PERIOD                                                $  6.24          $  6.37          $  7.78
                                                                              =======          =======          =======
Total return (e)(f)                                                           (2.04)%(g)      (18.08)%         (23.20)%(g)
                                                                              =======          =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                                    1.60%(i)         1.60%            1.60%(i)
Net investment loss (h)                                                       (0.06)%(i)       (0.25)%          (0.40)%(i)
Waiver/reimbursement                                                            6.11%(i)         5.07%            5.54%(i)
Portfolio turnover rate                                                           23%(g)           41%              15%(g)
Net assets, end of period (000's)                                             $   489          $ 1,249          $ 1,594

(a) On July 29, 2002, the Stein Roe Global Thematic Equity Fund was redesignated Liberty Global Thematic Equity Fund, Class Z shares.
(b)  The Fund commenced operations on January 2, 2001.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Total return at net asset value assuming all distributions reinvested.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokeraged arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

 Financial Highlights -- Liberty European Thematic Equity Fund




Selected data for a share outstanding throughout each period is as follows:

                                                                             (UNAUDITED)
                                                                             SIX MONTHS           YEAR           PERIOD
                                                                                ENDED             ENDED           ENDED
                                                                              APRIL 30,        OCTOBER 31,     OCTOBER 31,
CLASS Z SHARES                                                                  2003            2002(a)          2001(b)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $  5.90          $  7.46          $ 10.18
                                                                              -------          -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                          --(d)          0.01             0.05
Net realized and unrealized gain (loss) on investments and foreign currency      0.37            (1.44)           (2.77)
                                                                              -------          -------          -------
   Total from Investment Operations                                              0.37            (1.43)           (2.72)
                                                                              -------          -------          -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                         --            (0.13)              --
                                                                              -------          -------          -------
NET ASSET VALUE, END OF PERIOD                                                $  6.27          $  5.90          $  7.46
                                                                              =======          =======          =======
Total return (e)(f)                                                             6.27%(g)      (19.58)%         (26.72)%(g)
                                                                              =======          =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                                    1.60%(i)         1.60%            1.60%(i)
Net investment income (h)                                                       0.10%(i)         0.07%            0.71%(i)
Waiver/reimbursement                                                            8.52%(i)         6.08%            5.57%(i)
Portfolio turnover rate                                                           40%(g)           71%              33%(g)
Net assets, end of period (000's)                                             $   229          $   934          $ 1,175

(a) On July 29, 2002, the Stein Roe European Thematic Equity Fund was redesignated Liberty European Thematic Equity Fund, Class Z shares.
(b)  The Fund commenced operations on January 2, 2001.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Total return at net asset value assuming all distributions reinvested.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 Transfer Agent

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Thematic Equity Funds is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Thematic Equity Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Thematic Equity Funds

Liberty Thematic Equity Funds   SEMIANNUAL REPORT, APRIL 30, 2003


                                                                    PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[eagle head logo]

LibertyFunds

A Member of Columbia Managment Group

(C)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621



                                               LTF-03/980N-0503 (06./03) 03/1599

                                 LIBERTY EQUITY
                                      FUNDS

                                SEMIANNUAL REPORT
                                 APRIL 30, 2003







[photo of: Woman holding a pen and gazing out.]




                      Eliminate clutter in two easy steps.

                        Point. Click. Liberty eDelivery.

For more information about receiving your shareholder reports electronically, call us at 800-345-6611. To sign up for eDelivery, visit us online at www.libertyfunds.com.

               To sign up for eDelivery, go to www.icsdelivery.com

PRESIDENT'S MESSAGE

[Photo of: Joseph R. Palombo]

Dear Shareholder:

     After three years of declining equity values, the stock market rallied over the past six months. All major stock market indices registered gains for the period, buoyed by a surge in trading activity in the final weeks of March. An apparent victory in Iraq and the tentative signs of economic stability encouraged investors to take on more risk. Attractive valuations and forecasts of improved corporate earnings also fed investors' appetites for stocks.

     In spite of this positive activity, we encourage investors to temper their expectations for the stock market in the near term. The economy has yet to stage a convincing recovery and the employment outlook remains uncertain. These factors, plus ongoing geopolitical tensions, repeated acts of terrorism abroad and threats at home could again translate into a choppy market.

     That said, we believe in the long-term benefits of stock investing, especially as part of a comprehensive investment strategy and a balanced portfolio. For a more detailed analysis of the events of the period and factors that affected fund performance, see the portfolio manager reports that follow this letter.

CONSOLIDATION--AND A NEW NAME

     I am pleased to announce that, effective April 1, 2003, six of the asset management firms brought together when Columbia Management Group, Inc. was formed were consolidated and renamed Columbia Management Advisors, Inc. (Columbia Management) This consolidation does not affect the management or investment objectives of your fund and is the next step in our efforts to create a consistent identity and to streamline our organization. By consolidating these firms, we are able to create a more efficient organizational structure and strengthen certain key functions, such as research. Although the name of the asset manager familiar to you has changed, what hasn't changed is the commitment of our specialized investment teams to a multi-disciplined approach to investing, focused on our goal of offering shareholders the best products and services.

     In the report that follows, portfolio managers discuss the events of the period in more detail and the strategies that have been employed to manage each fund. As always, thank you for choosing Liberty funds to help you reach your long-term financial goals.

Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President

MEET THE NEW PRESIDENT

Joseph R. Palombo, president and chairman of the Board of Trustees for Liberty Funds, is also chief operating officer and executive vice president of Columbia Management. Mr. Palombo has over 19 years of experience in the financial services industry. Prior to joining a predecessor of Columbia Management, he was chief operating officer and chief compliance officer for Putnam Mutual Funds. Prior to that, he was a partner at Coopers & Lybrand. Mr. Palombo received his degree in economics/accounting from the College of the Holy Cross, where he was a member of Phi Beta Kappa. He earned his master's degree in taxation from Bentley College and participated in the Executive Program at the Amos B. Tuck School at Dartmouth College.


Not FDIC Insured
May Lose Value
No Bank Guarantee


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

MARKET OVERVIEW

     After losing ground for most of this reporting period, US stock prices rose sharply in the final two months and ended the period moderately higher than where they began. In addition to ongoing domestic concerns, including further delay in a sustained economic recovery, worries over the war with Iraq hurt US equities. With somewhat diminished economic prospects, foreign stocks generally lost ground in terms of local currencies. However, a weaker US dollar put foreign stock prices slightly ahead of where they started, when translated into US dollars.

     For the six-month reporting period that ended April 30, 2003, the Standard & Poor's (S&P) 500 Index, which represents stocks of large established domestic companies, returned 4.47%. Over the same time, stocks of smaller firms represented by the Russell 2000 Index returned 7.55%, and foreign stocks in the MSCI EAFE Index returned 1.81% in US dollars.

US ECONOMIC RECOVERY SLOWS TO A CRAWL

     US economic growth remained positive, but slowed significantly during this period. Gross domestic product, a measure of goods and services, rose at an annualized rate of about 1.5%. This was much lower than the 4.0% growth rate achieved in the third quarter of 2002. Although interest rates reached their lowest levels in 40 years, other traditional sources of economic growth were little help in fueling an expansion.

     Consumer spending slowed as people became increasingly anxious about a deteriorating job market and limited wage gains. The pace of home refinancings, which had been a strong driver of consumer spending, also began to moderate. Business spending was a further disappointment, as many industries remained plagued by overcapac-ity, weak pricing power and anemic profits. Business investment declined in the first quarter of 2003, following modest gains in previous quarters. Preparations for war with Iraq and surging oil prices weighed heavily on the economy. An increase in defense spending, which might have helped economic growth, was offset by reduced spending from budget-strapped state and local governments. Foreign trading partners offered little support as they struggled with their own weak economies.

INVESTORS SEEK QUALITY AND LIQUIDITY

     After advancing early in the reporting period, US stock prices headed lower through early March of 2003. Stock prices then rebounded after it appeared that a war with Iraq would be shorter than investors expected. Foreign stocks, represented by the MSCI EAFE Index, also moved higher - beginning their rally in February of 2003.

     Leadership within the market shifted, according to prevailing economic and geopolitical conditions. When the market rallied early in the period, stocks of smaller companies outpaced stocks with larger market capitalizations. The situation, though, was reversed when the markets weakened. During this period, investors tended to favor issues with higher credit quality and greater "liquidity," which made them easier to trade. With renewed economic optimism at the end of the period, small-cap stocks led the market's advance once again. Investors also turned to growth stocks as economic expectations improved after favoring value-oriented stocks early in the period.

OUR FOCUS DURING THE PERIOD

     Throughout the period, our managers continued to emphasize broad diversification among industry groups in their portfolios. We focused increasingly on the prospects of individual companies--emphasizing stocks with high credit quality and attractive prices. In some portfolios the managers focused more on stocks from industries with greater economic sensitivity. While the stocks from these industries were weak performers this period as the economic outlook wavered, we believe many of these holdings will perform well when the recovery takes hold.

BUILDING SUPPORT FOR AN ECONOMIC RECOVERY

     We expect economic growth to accelerate modestly for the second quarter of 2003. We also expect growth to increase steadily through the rest of the year as the traditional sources of stimulus build support for a sustained recovery. With an end to the war with Iraq, oil prices have fallen, the US dollar has started to strengthen and consumer confidence has improved. At the same time, inflation and interest rates remain low. The Federal Reserve continues to promise additional rate cuts or other monetary stimulus if there is further weakness in the economy. There may also be new fiscal stimuli during the year from lower federal taxes or aid to state and local governments.

     We believe that consumer and business spending has the potential to advance in this environment. After stabilizing in 2002, corporate profits improved in the first quarter of 2003. A renewed focus on enhancing company balance sheets and cash flows could further boost profitability in coming quarters. Newly strengthened corporate disclosure rules should make investors more comfortable about the credibility of reported earnings.

     Although stock prices remain vulnerable to negative economic and geopolitical news, the market appears fairly priced for the current environment--with less of a gap between the large-cap and small-cap stock valuations than several years ago. Further episodes of economic uncertainty may again favor stocks of larger, stable companies with established name recognition. Once a recovery is clearly in place, however, stocks of smaller firms seem likely to resume their traditional role as market leaders. Emerging markets, often major beneficiaries of stronger economies, would probably lead the advance of foreign stock prices.

     Given the considerable economic and market uncertainty that remains, we plan to keep fund portfolios diversified among a broad range of industry sectors and company names. In choosing investments, we will continue to emphasize the earnings outlooks, business prospects, and stock prices of individual companies over the relative potential for industry groups as a whole.

             PERFORMANCE INFORMATION -- LIBERTY ASSET ALLOCATION FUND

Growth of $10,000 investment
4/30/93-4/30/03

Class A shares     Class A shares         Dow Jones
with sales         without sales          Industrial          S&P 500
charge             charge                 Average Index       Index
9425               10000                  10000               10000
9495               10074                  10291               10267
9470               10048                  10741               10533
10584              11229                  12609               12367
12924              13712                  16250               16098
15003              15919                  20452               20139
18718              19859                  26448               28407
20986              22266                  31486               34602
22536              23911                  31321               38101
21337              22639                  31331               33163
18959              20115                  29032               28984
17543              18617                  24752               25130


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on April 30,1993, and reinvestment of income and capital gains distributions. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Dow Jones Industrial Average is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

PERFORMANCE OF A $10,000 INVESTMENT ($)

                           WITHOUT            WITH
4/30/93 - 4/30/03        SALES CHARGE     SALES CHARGE
------------------------------------------------------
Class A                     18,617            17,543
------------------------------------------------------
Class B                     18,055            18,055
------------------------------------------------------
Class C                     17,651            17,651
------------------------------------------------------
Class G                     17,622            17,622
------------------------------------------------------
Class T                     18,560            17,490
------------------------------------------------------
Class Z                     18,912               n/a
------------------------------------------------------

            PERFORMANCE INFORMATION -- LIBERTY ASSET ALLOCATION FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)



SHARE CLASS              A                    B                   C                   G                    T             Z
INCEPTION             11/1/98              11/1/98             11/18/02             3/4/96              12/30/91      12/30/91
--------------------------------------------------------------------------------------------------------------------------------
                 WITHOUT     WITH     WITHOUT   WITH      WITHOUT    WITH      WITHOUT    WITH     WITHOUT    WITH       WITHOUT
                  SALES     SALES      SALES    SALES      SALES    SALES      SALES      SALES     SALES     SALES       SALES
                  CHARGE    CHARGE     CHARGE   CHARGE     CHARGE   CHARGE     CHARGE    CHARGE    CHARGE    CHARGE      CHARGE
--------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)         2.48   -3.38        2.25    -2.75        2.33     1.33        2.16    -2.84     2.52      -3.41        2.72
--------------------------------------------------------------------------------------------------------------------------------
1-year              -7.48  -12.82       -8.00   -12.54       -7.95    -8.86       -8.10   -12.64    -7.42     -12.76       -7.05
--------------------------------------------------------------------------------------------------------------------------------
5-year              -1.29   -2.45       -1.89    -2.23       -1.99    -1.99       -2.02    -2.53    -1.35      -2.51       -1.12
--------------------------------------------------------------------------------------------------------------------------------
10-year              6.41    5.78        6.09     6.09        5.85     5.85        5.83     5.83     6.38       5.75        6.58
--------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03(%)



SHARE CLASS            A                      B                   C                   G                      T            Z
--------------------------------------------------------------------------------------------------------------------------------
                WITHOUT     WITH   WITHOUT      WITH    WITHOUT      WITH    WITHOUT     WITH    WITHOUT    WITH       WITHOUT
                 SALES     SALES    SALES      SALES    SALES       SALES     SALES      SALES    SALES     SALES       SALES
                CHARGE     CHARGE   CHARGE     CHARGE    CHARGE     CHARGE    CHARGE    CHARGE   CHARGE    CHARGE       CHARGE
--------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)         3.15   -2.76        2.83    -2.17        3.00     2.00        2.82    -2.18     3.19      -2.72        3.40
--------------------------------------------------------------------------------------------------------------------------------
1-year             -15.35  -20.20      -15.83   -19.98      -15.71   -16.55      -15.86   -20.01   -15.29     -20.14      -15.01
--------------------------------------------------------------------------------------------------------------------------------
5-year              -2.03   -3.19       -2.63    -2.97       -2.73    -2.73       -2.77    -3.27    -2.09      -3.25       -1.88
--------------------------------------------------------------------------------------------------------------------------------
10-year              5.83    5.20        5.50     5.50        5.27     5.27        5.25     5.25     5.80       5.17        5.99
--------------------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for Class A and Class B shares include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively), for periods prior to the inception of Prime A Shares (November 1, 1998) and Prime B Shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares for periods prior to November 18, 2002 include the returns of Retail B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares). The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Retail B Shares (March 4, 1996). Class C shares generally would have had substantially similar returns to Retail A and Retail B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Retail B Shares. Retail A shares of the Galaxy Fund were initially offered on December 30, 1991. Class A, B and C shares were initially offered on November 18, 2002. The returns for Class G and Class T shares include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares of the Galaxy Fund were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. The returns for Class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund. Trust Shares of the Galaxy Fund were initially offered on December 30, 1991.

                    PERFORMANCE INFORMATION -- LIBERTY EQUITY


Growth of $10,000 investment
4/30/93-4/30/03

Class A shares             Class A shares
with sales charge          without sales charge      S&P 500 Index
9425                       10000                     10000
9610                       10196                     10267
9611                       10197                     10533
11071                      11747                     12367
14287                      15159                     16098
16864                      17892                     20139
24079                      25548                     28407
28302                      30029                     34602
35435                      37596                     38101
29488                      31287                     33163
24702                      26209                     28984
20273                      21507                     25130

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on April 30,1993, and reinvestment of income and capital gains distributions. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

PERFORMANCE OF A $10,000 INVESTMENT ($)

                           WITHOUT             WITH
4/30/93 - 4/30/03        SALES CHARGE      SALES CHARGE
-------------------------------------------------------
Class A                     21,507            20,273
-------------------------------------------------------
Class B                     20,805            20,805
-------------------------------------------------------
Class C                     20,205            20,205
-------------------------------------------------------
Class G                     20,149            20,149
-------------------------------------------------------
Class T                     21,360            20,135
-------------------------------------------------------
Class Z                     22,155               n/a
-------------------------------------------------------

              PERFORMANCE INFORMATION -- LIBERTY EQUITY GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)



SHARE CLASS             A                    B                     C                     G                   T              Z
INCEPTION            11/1/98              11/1/98               11/18/02               3/4/96              12/14/90      12/14/90
----------------------------------------------------------------------------------------------------------------------------------
               WITHOUT     WITH     WITHOUT      WITH      WITHOUT     WITH     WITHOUT      WITH    WITHOUT      WITH    WITHOUT
                SALES     SALES       SALES      SALES      SALES     SALES      SALES      SALES     SALES      SALES     SALES
               CHARGE    CHARGE      CHARGE     CHARGE      CHARGE    CHARGE     CHARGE     CHARGE    CHARGE     CHARGE    CHARGE
----------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)       2.79      -3.12       2.38      -2.62       2.40      1.40        2.12     -2.88      2.63      -3.24      2.91
----------------------------------------------------------------------------------------------------------------------------------
1-year           -17.91     -22.64     -18.67     -22.74     -18.68    -19.52      -18.91    -22.96    -18.20     -22.90    -17.78
----------------------------------------------------------------------------------------------------------------------------------
5-year            -3.38      -4.52      -4.02      -4.32      -4.20     -4.20       -4.26     -4.70     -3.51      -4.65     -3.10
----------------------------------------------------------------------------------------------------------------------------------
10-year            7.96       7.32       7.60       7.32       7.29      7.29        7.26      7.26      7.88       7.25      8.28
----------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)



SHARE CLASS             A                    B                     C                     G                   T               Z
----------------------------------------------------------------------------------------------------------------------------------
               WITHOUT      WITH     WITHOUT     WITH      WITHOUT     WITH      WITHOUT    WITH      WITHOUT     WITH    WITHOUT
                SALES      SALES      SALES      SALES      SALES     SALES       SALES     SALES      SALES     SALES     SALES
               CHARGE      CHARGE    CHARGE      CHARGE     CHARGE    CHARGE     CHARGE     CHARGE    CHARGE     CHARGE    CHARGE
----------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)       3.34      -2.62       2.91      -2.09       2.90      1.90        2.72     -2.28      3.18      -2.74      3.45
----------------------------------------------------------------------------------------------------------------------------------
1-year           -28.39     -32.51     -29.04     -32.59     -29.12    -29.85      -29.25    -32.78    -28.64     -32.73    -28.32
----------------------------------------------------------------------------------------------------------------------------------
5-year            -4.43      -5.55      -5.04      -5.34      -5.25     -5.25       -5.28     -5.72     -4.55      -5.68     -4.16
----------------------------------------------------------------------------------------------------------------------------------
10-year            7.01       6.37       6.66       6.66       6.34      6.34        6.32      6.32      6.94       6.30      7.32
----------------------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for Class A and Class B shares include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A Shares and Prime B Shares (October 31, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Retail B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Retail B Shares (March 4, 1996). Class C shares generally would have had substantially similar returns to Retail B Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Retail B Shares. The returns for Class G and Class T shares include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on December 14, 1990. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. The returns for Class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund. Trust Shares of the Galaxy Fund were initially offered on December 14, 1990.

              PERFORMANCE INFORMATION -- LIBERTY EQUITY VALUE FUND


Growth of $10,000 investment
4/30/93-4/30/03

Class A shares             Class A shares
with sales                 without sales
charge                     charge                    S&P 500 Index
9425                       10000                     10000
9694                       10285                     10267
10379                      11012                     10533
11727                      12443                     12367
14857                      15764                     16098
17637                      18713                     20139
24860                      26377                     28407
27935                      29639                     34602
28664                      30413                     38101
29381                      31174                     33163
27348                      29017                     28984
20820                      22094                     25130


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on April 30, 1993, and reinvestment of income and capital gains distributions. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

PERFORMANCE OF A $10,000 INVESTMENT ($)

                        WITHOUT                 WITH
4/30/93 - 4/30/03     SALES CHARGE          SALES CHARGE
--------------------------------------------------------
Class A                  22,094                 20,820
--------------------------------------------------------
Class B                  21,003                 21,003
--------------------------------------------------------
Class C                  21,025                 21,025
--------------------------------------------------------
Class G                  21,025                 21,025
--------------------------------------------------------
Class T                  22,050                 20,778
--------------------------------------------------------
Class Z                  22,834                    n/a
--------------------------------------------------------

              PERFORMANCE INFORMATION -- LIBERTY EQUITY VALUE FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)



SHARE CLASS            A                    B                     C                     G                   T               Z
INCEPTION           11/25/02             11/25/02              11/25/02              3/4/96              9/1/88          9/1/88
----------------------------------------------------------------------------------------------------------------------------------
               WITHOUT      WITH     WITHOUT     WITH      WITHOUT    WITH       WITHOUT    WITH     WITHOUT    WITH      WITHOUT
                SALES       SALES     SALES      SALES      SALES     SALES       SALES     SALES     SALES     SALES      SALES
               CHARGE      CHARGE     CHARGE     CHARGE     CHARGE    CHARGE      CHARGE    CHARGE    CHARGE    CHARGE     CHARGE
----------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)       4.28      -1.67       3.58      -1.42       3.69      2.69        3.69     -1.31      4.07      -1.87      4.41
----------------------------------------------------------------------------------------------------------------------------------
1-year           -23.86     -28.23     -24.64     -28.41     -24.57    -25.32      -24.57    -28.34    -24.01     -28.38    -23.63
----------------------------------------------------------------------------------------------------------------------------------
5-year            -3.48      -4.62      -4.24      -4.49      -4.22     -4.22       -4.22     -4.60     -3.52      -4.65     -3.13
----------------------------------------------------------------------------------------------------------------------------------
10-year            8.25       7.61       7.70       7.70       7.71      7.71        7.71      7.71      8.23       7.59      8.61
----------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)


SHARE CLASS            A                    B                     C                     G                   T               Z
----------------------------------------------------------------------------------------------------------------------------------
               WITHOUT      WITH     WITHOUT      WITH    WITHOUT      WITH      WITHOUT    WITH      WITHOUT    WITH    WITHOUT
                SALES      SALES      SALES      SALES     SALES      SALES       SALES     SALES      SALES     SALES    SALES
               CHARGE      CHARGE    CHARGE      CHARGE   CHARGE      CHARGE      CHARGE    CHARGE    CHARGE     CHARGE   CHARGE
----------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)      -0.22      -5.92      -0.68      -5.64      -0.56     -1.56       -0.56     -5.53     -0.22      -5.92      0.00
----------------------------------------------------------------------------------------------------------------------------------
1-year           -33.33     -37.15     -33.98     -37.28     -33.91    -34.57      -33.91    -37.21    -33.33     -37.15    -33.05
----------------------------------------------------------------------------------------------------------------------------------
5-year            -4.85      -5.96      -5.57      -5.82      -5.55     -5.55       -5.55     -5.92     -4.85      -5.96     -4.48
----------------------------------------------------------------------------------------------------------------------------------
10-year            7.14       6.51       6.61       6.61       6.63      6.63        6.63      6.63      7.14       6.51      7.50
----------------------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Retail A Shares (for Class A shares) and Retail B Shares (for Class B and Class C shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class A, B and C shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the performance of Retail A Shares of the Galaxy Fund for periods prior to the inception of Retail B Shares (March 4, 1996). Class B and Class C shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class B and Class C shares exceed expenses paid by Retail A Shares. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. The returns for Class G and Class T shares include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charge applicable to Class G shares), for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on September 1, 1988. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. The returns for Class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund.

           PERFORMANCE INFORMATION -- LIBERTY INTERNATIONAL EQUITY FUND


Growth of $10,000 investment
4/30/93-4/30/03

Class A shares        Class A shares           MSCI All
with sales            without sales            Country World           MSCI EAFE
charge                charge                   ex US Index             Index
9425                  10000                    10000                   10000
9610                  10196                    10222                   10211
11139                 11819                    11775                   11662
11253                 11939                    12349                   12314
13140                 13942                    13860                   13720
13865                 14711                    13978                   13599
17950                 19045                    16232                   16169
19794                 21002                    17445                   17697
24477                 25971                    20218                   20168
18941                 20096                    16733                   16873
15499                 16445                    14856                   14531
12308                 13055                    12593                   12171

MUTUAL FUND PERFORMANCE CHANGES OVER TIME.PLEASE VISITWWW.LIBERTYFUNDS.COM
FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on April 30, 1993 and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International (MSCI) All Country World ex. US Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the United States. The fund's primary benchmark used to be the MSCI Europe Australasia and Far East
(EAFE) Index. This index is now the fund's secondary index. The MSCI EAFE Index is an unmanaged index that tracks the performance of selected stocks in Europe, Australia, Asia and the Far East. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

PERFORMANCE OF A $10,000 INVESTMENT ($)

                       WITHOUT                 WITH
4/30/93 - 4/30/03    SALES CHARGE          SALES CHARGE
-------------------------------------------------------
Class A                 13,055                 12,308
-------------------------------------------------------
Class B                 12,727                 12,727
-------------------------------------------------------
Class C                 12,592                 12,592
-------------------------------------------------------
Class G                 12,498                 12,498
-------------------------------------------------------
Class T                 12,899                 12,162
-------------------------------------------------------
Class Z                 13,534                    n/a
-------------------------------------------------------

          PERFORMANCE INFORMATION -- LIBERTY INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)



SHARE CLASS            A                     B                     C                     G                   T              Z
INCEPTION           11/1/98                11/1/98              11/18/02               11/1/98            12/30/91       12/30/91
----------------------------------------------------------------------------------------------------------------------------------
               WITHOUT      WITH     WITHOUT     WITH     WITHOUT     WITH       WITHOUT     WITH     WITHOUT    WITH    WITHOUT
                SALES      SALES      SALES      SALES     SALES      SALES       SALES      SALES    SALES     SALES     SALES
               CHARGE      CHARGE     CHARGE    CHARGE     CHARGE     CHARGE      CHARGE    CHARGE    CHARGE    CHARGE    CHARGE
----------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)       1.10      -4.75       0.86      -4.14       1.19      0.19        0.44     -4.56      1.11      -4.67      1.46
----------------------------------------------------------------------------------------------------------------------------------
1-year           -20.62     -25.18     -20.93     -24.88     -20.91    -21.70      -21.50    -25.43    -20.69     -25.26    -20.07
----------------------------------------------------------------------------------------------------------------------------------
5-year            -7.28      -8.37      -7.75      -8.04      -7.94     -7.94       -8.08     -8.52     -7.50      -8.59     -7.01
----------------------------------------------------------------------------------------------------------------------------------
10-year            2.70       2.10       2.44       2.44       2.33      2.33        2.26      2.26      2.58       1.98      3.07
----------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)



SHARE CLASS            A                     B                     C                     G                   T               Z
----------------------------------------------------------------------------------------------------------------------------------
               WITHOUT      WITH    WITHOUT      WITH     WITHOUT      WITH      WITHOUT     WITH     WITHOUT    WITH    WITHOUT
                SALES      SALES     SALES       SALES     SALES       SALES      SALES      SALES     SALES     SALES    SALES
                CHARGE     CHARGE    CHARGE     CHARGE     CHARGE     CHARGE      CHARGE    CHARGE    CHARGE     CHARGE   CHARGE
----------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)      -1.69      -7.30      -1.82      -6.73      -1.49     -2.48       -2.27     -7.15     -1.71      -7.34     -1.31
----------------------------------------------------------------------------------------------------------------------------------
1-year           -26.06     -30.29     -26.26     -29.95     -26.18    -26.92      -26.76    -30.42    -26.07     -30.32    -25.47
----------------------------------------------------------------------------------------------------------------------------------
5-year            -8.19      -9.27      -8.62      -8.91      -8.80     -8.80       -8.94     -9.38     -8.40      -9.48     -7.89
----------------------------------------------------------------------------------------------------------------------------------
10-year            2.57       1.96       2.33       2.33       2.23      2.23        2.15      2.15      2.45       1.85      2.95
----------------------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for Class A and Class B shares include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charge applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A and Prime B Shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Retail B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Retail B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Retail B Shares. The returns for Class G and Class T shares include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class T and Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (October 31, 1998). Retail A Shares of the Galaxy Fund were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. The returns for Class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.

             PERFORMANCE INFORMATION -- LIBERTY LARGE CAP CORE FUND


Growth of $10,000 investment
4/30/93-4/30/03

Class A shares             Class A shares
with sales                 without sales
charge                     charge                    S&P 500 Index
9425                       10000                     10000
9665                       10255                     10267
10082                      10697                     10533
11771                      12489                     12367
14812                      15715                     16098
17507                      18575                     20139
24113                      25584                     28407
26488                      28104                     34602
27629                      29314                     38101
27131                      28787                     33163
23979                      25441                     28984
20119                      21343                     25130

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on April 30, 1993, and reinvestment of income and capital gains distributions. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

PERFORMANCE OF A $10,000 INVESTMENT ($)

                      WITHOUT                 WITH
4/30/93 - 4/30/03   SALES CHARGE          SALES CHARGE
------------------------------------------------------
Class A                21,343                 20,119
------------------------------------------------------
Class B                20,638                 20,638
------------------------------------------------------
Class C                20,284                 20,284
------------------------------------------------------
Class G                20,106                 20,106
------------------------------------------------------
Class T                21,214                 19,997
------------------------------------------------------
Class Z                21,825                    n/a
------------------------------------------------------

             PERFORMANCE INFORMATION -- LIBERTY LARGE CAP CORE FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)



SHARE CLASS             A                    B                     C                     G                   T              Z
INCEPTION            11/1/98              11/1/98               12/9/02                3/4/96             2/12/93        12/14/92
----------------------------------------------------------------------------------------------------------------------------------
               WITHOUT     WITH      WITHOUT     WITH     WITHOUT     WITH     WITHOUT      WITH     WITHOUT     WITH    WITHOUT
                SALES      SALES      SALES     SALES      SALES      SALES     SALES       SALES     SALES     SALES     SALES
               CHARGE      CHARGE    CHARGE     CHARGE     CHARGE     CHARGE    CHARGE     CHARGE     CHARGE    CHARGE    CHARGE
----------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)       4.08      -1.86       3.73      -1.27       4.58      3.58        3.66     -1.34      4.07      -1.88      4.15
----------------------------------------------------------------------------------------------------------------------------------
1-year           -16.13     -20.93     -16.78     -20.93     -16.17    -17.00      -16.90    -21.05    -16.21     -21.02    -15.98
----------------------------------------------------------------------------------------------------------------------------------
5-year            -3.56      -4.70      -4.21      -4.51      -4.22     -4.22       -4.39     -4.85     -3.68      -4.82     -3.39
----------------------------------------------------------------------------------------------------------------------------------
10-year            7.88       7.24       7.51       7.51       7.33      7.33        7.23      7.23      7.81       7.18      8.12
----------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)



SHARE CLASS             A                    B                     C                     G                   T             Z
----------------------------------------------------------------------------------------------------------------------------------
               WITHOUT      WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT      WITH     WITHOUT     WITH    WITHOUT
                SALES      SALES      SALES      SALES     SALES      SALES     SALES       SALES     SALES      SALES    SALES
               CHARGE      CHARGE     CHARGE     CHARGE     CHARGE    CHARGE    CHARGE      CHARGE    CHARGE     CHARGE   CHARGE
----------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)       3.59      -2.32       3.12      -1.88       4.02      3.02        3.14     -1.86      3.48      -2.45      3.76
----------------------------------------------------------------------------------------------------------------------------------
1-year           -26.12     -30.38     -26.71     -30.38     -26.07    -26.81      -26.69    -30.35    -26.23     -30.46    -25.91
----------------------------------------------------------------------------------------------------------------------------------
5-year            -4.80      -5.92      -5.44      -5.74      -5.45     -5.45       -5.61     -6.06     -4.93      -6.05     -4.62
----------------------------------------------------------------------------------------------------------------------------------
10-year            6.94       6.31       6.58       6.58       6.41      6.41        6.32      6.32      6.86       6.23      7.18
----------------------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for Class A and Class B shares include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to December 9, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class A shares and Class B shares, respectively) for periods prior to the inception of Prime A and Prime B Shares (October 31, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Retail B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to December 9, 2002, the date on which Class C shares were initially offered. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the inception of Retail B Shares (March 4, 1998). Class C shares generally would have had substantially similar returns to Retail A and Retail B Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Retail B Shares. Retail A Shares were initially offered on February 12, 1993. The returns for Class G and Class T shares include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to December 9, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. The returns for Class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to December 9, 2002, the date on which Class Z shares were initially offered by the Fund, and returns of Trust Shares of the Shawmut Fund (whose shares were initially offered on December 14, 1992), for periods prior to December 14, 1995.

                PERFORMANCE INFORMATION -- LIBERTY SMALL CAP FUND


Growth of $10,000 investment
4/30/93-4/30/03

Class A shares       Class A shares        S&P                  Russell
with sales           without sales         SmallCap             2000
charge               charge                600 Index            Index
9425                 10000                 10000                10000
9744                 10338                 10537                10442
10486                11126                 11444                11477
11616                12325                 12132                12306
15889                16858                 16462                16369
17470                18535                 17080                16380
26317                27922                 25067                23322
22159                23510                 21483                21162
25790                27363                 25884                25060
31073                32969                 27982                24344
38596                40950                 32610                25969
31989                33955                 25781                20578

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on April 30, 1993 and reinvestment of income and capital gains distributions. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Standard & Poor's (S&P) SmallCap 600 Index is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

PERFORMANCE OF A $10,000 INVESTMENT ($)

                         WITHOUT                WITH
4/30/93 - 4/30/03     SALES CHARGE          SALES CHARGE
--------------------------------------------------------
Class A                   33,955               31,989
--------------------------------------------------------
Class B                   32,748               32,748
--------------------------------------------------------
Class C                   32,829               32,829
--------------------------------------------------------
Class G                   32,524               32,524
--------------------------------------------------------
Class T                   33,582               31,637
--------------------------------------------------------
Class Z                   34,791                  n/a
--------------------------------------------------------

                PERFORMANCE INFORMATION -- LIBERTY SMALL CAP FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)



SHARE CLASS             A                    B                     C                     G                   T              Z
INCEPTION            11/1/98              11/1/98              11/18/02               11/1/98              2/12/93       12/14/92
----------------------------------------------------------------------------------------------------------------------------------
               WITHOUT     WITH     WITHOUT      WITH      WITHOUT    WITH     WITHOUT     WITH     WITHOUT     WITH      WITHOUT
                SALES     SALES      SALES       SALES     SALES      SALES     SALES      SALES     SALES      SALES      SALES
               CHARGE     CHARGE     CHARGE     CHARGE     CHARGE     CHARGE    CHARGE     CHARGE    CHARGE     CHARGE     CHARGE
----------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)       6.20       0.11       5.70       0.70       6.57      5.57        5.57      0.57      6.09      -0.05      6.24
----------------------------------------------------------------------------------------------------------------------------------
1-year           -17.08     -21.86     -17.86     -21.76     -17.16    -17.95      -17.93    -16.85    -17.20     -21.96    -16.90
----------------------------------------------------------------------------------------------------------------------------------
5-year             3.99       2.76       3.24       2.98       3.29      3.29        3.09      2.71      3.76       2.53      4.22
----------------------------------------------------------------------------------------------------------------------------------
10-year           13.00      12.33      12.60      12.60      12.62     12.62       12.52     12.52     12.88      12.21     13.28
----------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)



SHARE CLASS             A                    B                    C                      G                   T              Z
----------------------------------------------------------------------------------------------------------------------------------
               WITHOUT     WITH     WITHOUT      WITH     WITHOUT     WITH     WITHOUT      WITH     WITHOUT     WITH    WITHOUT
                SALES      SALES     SALES       SALES     SALES      SALES     SALES       SALES     SALES      SALES    SALES
               CHARGE     CHARGE     CHARGE     CHARGE     CHARGE     CHARGE    CHARGE     CHARGE     CHARGE     CHARGE   CHARGE
----------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)      -2.36      -7.97      -2.75      -7.37      -1.96     -2.89       -2.86     -7.47     -2.45      -8.03     -2.17
----------------------------------------------------------------------------------------------------------------------------------
1-year           -21.36     -25.88     -22.03     -25.73     -21.40    -22.15      -22.12    -25.82    -21.44     -25.95    -21.04
----------------------------------------------------------------------------------------------------------------------------------
5-year             2.59       1.39       1.87       1.62       1.92      1.92        1.74      1.36      2.37       1.17      2.83
----------------------------------------------------------------------------------------------------------------------------------
10-year           11.67      11.02      11.28      11.28      11.31     11.31       11.21     11.21     11.55      10.90     11.95
----------------------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for Class A and Class B shares include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charge applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A and Prime B Shares (October 31, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Retail B Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Retail B Shares (October 31, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Retail B Shares. The returns for Class G and Class T shares include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (October 31, 1998). Retail A Shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. The returns for Class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, and returns of Trust shares of the Shawmut Fund for periods prior to December 4, 1995.

          PERFORMANCE INFORMATION -- LIBERTY SMALL COMPANY EQUITY FUND


Growth of $10,000 investment
4/30/93-4/30/03

Class A shares             Class A shares
with sales                 without sales             Russell 2000
charge                     charge                    Index
9425                       10000                     10000
10223                      10847                     10442
11420                      12117                     11477
12890                      13676                     12306
19965                      21183                     16369
16820                      17846                     16380
24589                      26089                     23322
17478                      18544                     21162
29775                      31592                     25060
25913                      27494                     24344
24238                      25717                     25969
17743                      18834                     20578

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on April 30, 1993 and reinvestment of income and capital gains distributions. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest US companies, based on market capitalization. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

PERFORMANCE OF A $10,000 INVESTMENT ($)

                          WITHOUT           WITH
4/30/93 - 4/30/03       SALES CHARGE     SALES CHARGE
-----------------------------------------------------
Class A                    18,834          17,743
-----------------------------------------------------
Class B                    17,944          17,944
-----------------------------------------------------
Class C                    17,944          17,944
-----------------------------------------------------
Class G                    17,911          17,911
-----------------------------------------------------
Class T                    18,818          17,728
-----------------------------------------------------
Class Z                    19,598             n/a
-----------------------------------------------------

          PERFORMANCE INFORMATION -- LIBERTY SMALL COMPANY EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)



SHARE CLASS             A                    B                     C                     G                   T              Z
INCEPTION           11/18/02              11/18/02              11/18/02               3/4/96             12/30/91       12/30/91
----------------------------------------------------------------------------------------------------------------------------------
               WITHOUT     WITH     WITHOUT      WITH     WITHOUT      WITH     WITHOUT     WITH    WITHOUT      WITH     WITHOUT
                SALES     SALES      SALES       SALES     SALES      SALES      SALES      SALES    SALES       SALES     SALES
               CHARGE     CHARGE     CHARGE     CHARGE     CHARGE     CHARGE     CHARGE     CHARGE   CHARGE     CHARGE    CHARGE
----------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)       3.83      -2.18       3.38      -1.62       3.38      2.38        3.19     -1.81      3.74      -2.27      4.07
----------------------------------------------------------------------------------------------------------------------------------
1-year           -26.76     -30.97     -27.37     -31.01     -27.37    -28.10      -27.51    -31.13    -26.82     -31.02    -26.44
----------------------------------------------------------------------------------------------------------------------------------
5-year            -6.31      -7.42      -6.99      -7.30      -6.99     -6.99       -7.03     -7.49     -6.33      -7.43     -5.90
----------------------------------------------------------------------------------------------------------------------------------
10-year            6.54       5.90       6.02       6.02       6.02      6.02        6.00      6.00      6.53       5.89      6.96
----------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)



SHARE CLASS             A                    B                     C                     G                   T             Z
----------------------------------------------------------------------------------------------------------------------------------
               WITHOUT      WITH      WITHOUT     WITH      WITHOUT     WITH     WITHOUT      WITH     WITHOUT     WITH    WITHOUT
                SALES      SALES       SALES      SALES      SALES      SALES     SALES       SALES     SALES      SALES    SALES
               CHARGE      CHARGE      CHARGE     CHARGE     CHARGE     CHARGE    CHARGE      CHARGE    CHARGE     CHARGE   CHARGE
----------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)       0.74      -5.05       0.19      -4.81       0.29     -0.71        0.19     -4.81      0.65      -5.13      0.88
----------------------------------------------------------------------------------------------------------------------------------
1-year           -34.12     -37.91     -34.73     -37.99     -34.66    -35.32      -34.73    -37.99    -34.18     -37.96    -33.85
----------------------------------------------------------------------------------------------------------------------------------
5-year            -7.78      -8.87      -8.48      -8.78      -8.46     -8.46       -8.48     -8.94     -7.80      -8.88     -7.40
----------------------------------------------------------------------------------------------------------------------------------
10-year            5.55       4.92       5.03       5.03       5.04      5.04        5.03      5.03      5.54       4.91      5.96
----------------------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of Retail A Shares (for Class A shares) and Retail B Shares (for Class B and Class C shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A, B and C shares were initially offered by the Fund. The returns of Class B and Class C shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Class B and Class C shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class B and Class C shares exceed expenses paid by Retail A Shares. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns for Class G and T shares include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. The returns for Class Z shares include the returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.

            PERFORMANCE INFORMATION - LIBERTY STRATEGIC EQUITY FUND


Growth of $10,000 investment
4/30/93-4/30/03

Class A shares             Class A shares
with sales                 without sales             S&P 500
charge                     charge                    Index
9425                       10000                     10000
9585                       10170                     10619
10698                      11351                     12935
10548                      11191                     14243
12891                      13677                     12397
12726                      13502                     10835
10002                      10613                     9394

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on March 4, 1998, and reinvestment of income and capital gains distributions. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index information is from February 28, 1998.

PERFORMANCE OF A $10,000 INVESTMENT ($)

                          WITHOUT                WITH
3/4/98 - 4/30/03        SALES CHARGE          SALES CHARGE
----------------------------------------------------------
Class A                   10,612                 10,002
----------------------------------------------------------
Class B                   10,286                 10,119
----------------------------------------------------------
Class C                   10,274                 10,274
----------------------------------------------------------
Class G                   10,264                 10,096
----------------------------------------------------------
Class T                   10,611                 10,001
----------------------------------------------------------
Class Z                   10,880                    n/a
----------------------------------------------------------

            PERFORMANCE INFORMATION -- LIBERTY STRATEGIC EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN AS OF 4/30/03 (%)



SHARE CLASS            A                     B                     C                     G                   T             Z
INCEPTION           11/25/02              11/25/02             11/25/02                3/4/98              3/4/98        3/4/98
----------------------------------------------------------------------------------------------------------------------------------
               WITHOUT     WITH      WITHOUT     WITH     WITHOUT      WITH    WITHOUT      WITH    WITHOUT     WITH     WITHOUT
                SALES      SALES      SALES      SALES     SALES      SALES     SALES       SALES    SALES      SALES     SALES
               CHARGE      CHARGE    CHARGE     CHARGE     CHARGE     CHARGE    CHARGE     CHARGE    CHARGE     CHARGE    CHARGE
----------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)       0.49      -5.28       0.21      -4.79       0.09     -0.91       -0.01     -5.00      0.48      -5.29      0.65
----------------------------------------------------------------------------------------------------------------------------------
1-year           -21.39     -25.93     -21.85     -25.75     -21.94    -22.72      -22.03    -25.92    -21.40     -25.94    -20.96
----------------------------------------------------------------------------------------------------------------------------------
5-year             0.86      -0.33       0.17      -0.16       0.14      0.14        0.12     -0.37      0.85      -0.33      1.30
----------------------------------------------------------------------------------------------------------------------------------
Life               1.16       0.00       0.55       0.23       0.53      0.53        0.51      0.19      1.16       0.00      1.65
----------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)



SHARE CLASS             A                    B                     C                     G                   T             Z
----------------------------------------------------------------------------------------------------------------------------------
               WITHOUT      WITH    WITHOUT      WITH    WITHOUT      WITH     WITHOUT      WITH    WITHOUT      WITH    WITHOUT
                SALES      SALES     SALES       SALES    SALES       SALES     SALES       SALES    SALES       SALES    SALES
               CHARGE      CHARGE    CHARGE     CHARGE    CHARGE      CHARGE    CHARGE      CHARGE   CHARGE      CHARGE   CHARGE
----------------------------------------------------------------------------------------------------------------------------------
6-month
(cumulative)       1.24      -4.56       1.12      -3.88       0.99     -0.01        0.88     -4.12      1.23      -4.57      1.66
----------------------------------------------------------------------------------------------------------------------------------
1-year           -28.08     -32.22     -28.51     -32.08     -28.61    -29.32      -28.69    -32.24    -28.09     -32.23    -27.67
----------------------------------------------------------------------------------------------------------------------------------
5-year            -0.70      -1.86      -1.35      -1.68      -1.38     -1.38       -1.40     -1.89     -0.70      -1.86     -0.26
----------------------------------------------------------------------------------------------------------------------------------
Life              -0.24      -1.40      -0.83      -1.15      -0.86     -0.86       -0.88     -1.20     -0.24      -1.40      0.25
----------------------------------------------------------------------------------------------------------------------------------


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding class C shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year-5%, second year-4%, third year-4%, fourth year-4%, fifth year-3%, sixth year-2%, seventh year-1%, thereafter-0%. For the class T shares, the "with sales charge" returns include the maximum 5.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class T shares (for Class A) and Class G shares (for Class B and Class C) for periods prior to their inception. The returns shown for Class T and G shares include the returns of Retail A Shares (for Class T) and Retail B Shares (for Class G) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class A, B and C shares were initially offered by the Fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns for Class G and Class T shares include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class T and Class G shares were initially offered by the Fund. Retail A Shares and Retail B Shares of the Galaxy Fund were initially offered on March 4, 1998. The returns for Class Z shares include returns of Trust Shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund. Trust Shares were initially offered by the Galaxy Fund on March 4, 1998.

PORTFOLIO REVIEWS

NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A           13.05
Class B           13.05
Class C           13.05
Class G           13.03
Class T           13.06
Class Z           13.07

DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A            0.12
Class B            0.09
Class C            0.06
Class G            0.08
Class T            0.13
Class Z            0.14

LIBERTY ASSET ALLOCATION FUND

BY HARVEY B. HIRSCHHORN
LEAD PORTFOLIO MANAGER

     For the six-month period that ended April 30, 2003, class A shares of Liberty Asset Allocation Fund returned 2.48% without sales charge. The fund did not perform as well as its benchmark, the S&P 500 Index, which returned 4.47%, or as well as the Lehman Brothers Aggregate Bond Index, which returned 4.31%. It also fell short of the Morningstar(R) Domestic Hybrid Funds Category average of 4.03%.1 However, it did perform better than the Dow Jones Industrial
Average (DJIA), which had a total return of 0.99%. Overweight holdings and weak stock selection in the consumer staples and telecommunications groups hurt relative returns.

     During the period, large-cap value stocks edged out their growth counterparts, while the reverse was true with small- and mid-cap stocks. Within the value universe, the best performers were companies with strong credit and earnings quality. In this environment, investments in companies with earnings that lagged market expectations suffered disproportionately.

PIE CHART:
Asset allocations as of April 30, 2003 (%)
Common stock:                           62
Corporate notes & bonds:                18
Mortgage-backed securities:              9
US Government and agency obligations:    2
Other:                                   9

A PERIOD OF UNCERTAINTY AND RELIEF

     The past six months were characterized by economic and political uncertainty, which preceded the war in Iraq, and a sluggish economy. Nevertheless, stocks rose modestly during the first three months of the period. As it became clear that military action in Iraq was inevitable, oil and energy prices began to increase. Business and consumer confidence stalled as companies and individuals delayed spending decisions. By early March, US and foreign stock markets had dropped back to levels of last October. But once the war began and hopes were raised that US military involvement would be brief, markets revived. As interest rates declined modestly and reached record lows, bond prices rallied with higher-yielding corporate issues posting the strongest returns.

CHANGE IN MANAGEMENT STYLE

     On December 21, 2002, the fund implemented a new strategy and expanded its diversification to add international exposure. Asset allocation decisions now are being made by the lead portfolio manager, but the various stock, bond and international segments are managed by experts in each area. The fund remains very broadly diversified, investing in large-, mid- and small-cap growth and value stocks, international stocks, investment grade and high-yield bonds and real estate investment trusts (REITs).

BAR CHART:
Financials                       11.6
Consumer discretionary           10.2
Health care                       9.9
Information technology            7.8
Industrials                       6.0

Asset allocations and sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these sectors in the future.



  _______________
1 (C)2003 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

PORTFOLIO REVIEWS

TOP 5 EQUITY HOLDINGS
AS OF 4/30/03 (%)

Citigroup              1.6
SPDR Trust
  Series 1             1.6
Pfizer                 1.6
Microsoft              1.1
American
  International
  Group                0.9

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these holdings in the future.

     Allocation changes during the period were minor. We increased the fund's
US large-cap stock holdings because we felt that the United States still had an edge over foreign markets. We also added to holdings in US small-cap stocks because we believe they have the strongest earnings growth prospects and are less vulnerable to rising pension costs than larger companies. Our higher stake in US stocks helped performance, as US stocks fared better than their foreign counterparts despite the weakness of the dollar. On the fixed-income side, we favored corporate bonds over US Treasury issues, and high-yield bonds over investment grade issues, which had a positive impact on returns. Our underweight position in REITs, however, hurt the fund in the first three months of 2003.

MOVING AHEAD

     While the risks that badgered the markets over the past six months are not completely behind us, we believe that much of the uncertainty has cleared away. First quarter earnings reports of 2003 were surprisingly strong. The economy appeared more robust, and interest rate levels remained historically low. Wild cards for the period ahead include the budget and trade deficits, the risk of decreased international cooperation, fluctuations in the US dollar exchange rate and the timing of capital spending increases. Assuming that consumer spending remains intact and capital spending kicks in by mid year, we believe the prospects for the year ahead are encouraging.

/s/ Harvey B. Hirschhorn

HARVEY B. HIRSCHHORN, CFA, IS THE LEAD PORTFOLIO MANAGER OF THE FUND AND EXECUTIVE VICE PRESIDENT OF COLUMBIA MANAGEMENT ADVISORS, INC. HE HAS BEEN ASSOCIATED WITH THE ADVISOR AND ITS PREDECESSORS SINCE 1973. MR. HIRSCHHORN IS RESPONSIBLE FOR ALLOCATING THE FUND'S ASSETS AMONG THE VARIOUS ASSET CLASSES, WHILE INVESTMENT DECISIONS FOR THE PORTION OF THE FUND ALLOCATED TO EACH ASSET CLASS ARE MADE BY INVESTMENT PROFESSIONALS WITH PARTICULAR EXPERTISE IN SUCH ASSET CLASS.

AN INVESTMENT IN THE FUND OFFERS THE POTENTIAL FOR LONG-TERM GROWTH, BUT ALSO INVOLVES CERTAIN RISKS, INCLUDING STOCK MARKET FLUCTUATIONS DUE TO ECONOMIC AND BUSINESS DEVELOPMENTS.

PORTFOLIO REVIEWS

NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A              16.48
Class B              15.94
Class C              15.95
Class G              15.44
Class T              16.40
Class Z              16.70

DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A               0.03
Class B               0.00
Class C               0.00
Class G               0.00
Class T               0.00
Class Z               0.06

LIBERTY EQUITY GROWTH FUND

BY BOB ARMKNECHT
PORTFOLIO MANAGER

     For the six-month period that ended April 30, 2003, class A shares of Liberty Equity Growth Fund returned 2.79% without sales charge. The fund trailed the S&P 500 Index, which returned 4.47%, and the Morningstar(R) Large Blend Category, which returned 3.36% over the same period.1

     In an uncertain economy, where company prospects changed frequently, weak performances by key investments, especially in the energy, defense and consumer staples areas, caused the fund to trail its benchmark and peer group. Disappointments included energy holdings BP and Kerr-McGee as well as Coca-Cola and Anheuser-Busch in the consumer staples area, (1.9%, 0.9%, 1.0% and 1.6% of net assets, respectively).2

CONTINUED EMPHASIS ON "GROWTH AT A REASONABLE PRICE"

     The fund's investments in industrial stocks such as 3M, Illinois Tool Works and United Technologies (1.0%, 1.5% and 1.7% of net assets, respectively) gained ground last fall as a result of their strong business prospects. Consumer and health care companies later made positive contributions to performance. The fund's investments in Liberty Media (1.8% of net assets) in the consumer group, Citigroup, Inc. and JP Morgan Chase in the financial group (2.6% and 1.5% of net assets, respectively) and information technology firms such as IBM, Cisco Systems and Microsoft (1.9%, 1.3% and 5.3% of net assets, respectively) rebounded after their stocks had been bid down sharply in the summer of 2002.

The fund also benefited from strong results in Bed, Bath & Beyond, Maxim Integrated Products and Fannie Mae (1.7%, 0.9%, and 1.8% of net assets, respectively).


     Believing that the fund was appropriately positioned for an uncertain economic and market environment, we made few strategic changes during the reporting period. We maintained the fund's emphasis on health care stocks. However, we eliminated our investment in Forest Laboratories, feeling that the stock price reflected most of the growth that we expected. We eliminated our positions in stocks of health care companies whose business prospects had dimmed
- such as Tenet Healthcare and Wyeth. We used the proceeds from these sales to initiate positions in Alcon and Biovail (1.2% and 0.8% of net assets, respectively), two specialized health care companies with strong flows of new products.

     We also made some adjustments in the information technology area. We initiated positions in Dell Computer and Lexmark International (0.6% and 1.1% of net assets, respectively), computer companies that have demonstrated an ability to gain market share in an increasingly competitive industry. The fund remained underweight in stocks from the telecommunications and utility groups - where we believe growth prospects and prices are less attractive.

LOOKING AHEAD

     While large-cap growth stocks are priced at a premium to the stock market as a whole, this premium is considerably less than it was several years ago. However, we believe that large-cap growth stocks

PIE CHART:

Sector breakdown as of April 30, 2003 (%)
Financials:                           18.8
Health care:                          18.5
Information technology:               16.4
Consumer discretionary:               13.8
Industrials:                          11.2
Consumer staples:                      8.5
Energy:                                8.2
Telecommunications services:           0.6
Utilities:                             0.8

Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these sectors in the future.

  __________________
1 (C)2003 by Morningstar, Inc. All rights reserved. The informationcontained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial ,personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
2 Holdings are disclosed as of April 30, 2003, and are subject to change.

TOP 10 HOLDINGS
AS OF 4/30/03 (%)

Microsoft                   5.3
Pfizer                      4.7
General Electric            2.6
Citigroup                   2.6
Wells Fargo                 2.4
Medtronic                   2.4
Bank of America             2.2
American
  International
  Group                     2.2
Target                      2.2
Johnson &
  Johnson                   2.0

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these holdings in the future.

will continue to attract investors looking for companies with proven earnings and good liquidity. The sector should also benefit as a weak US dollar enhances the earnings of firms with multinational operations.

     In searching for higher-growth opportunities, we expect to maintain an overweighting in the health care sector - concentrating on the faster-growing mid-cap area - and to focus on specialty retail firms within the consumer discretionary group. We also expect to maintain the fund's exposure to the defense area, where we believe that earnings could improve with further restructuring of US military operations.

/s/ Bob Armknecht

BOB ARMKNECHT, CFA, HAS MANAGED THE LIBERTY EQUITY GROWTH FUND SINCE ITS INCEPTION IN DECEMBER OF 1990. HE HAS MANAGED EQUITY PORTFOLIOS FOR COLUMBIA MANAGEMENT ADVISORS, INC. AND ITS PREDECESSORS SINCE 1988.

AN INVESTMENT IN THE FUND OFFERS THE POTENTIAL FOR LONG-TERM GROWTH, BUT ALSO INVOLVES CERTAIN RISKS, INCLUDING STOCK MARKET FLUCTUATIONS DUE TO ECONOMIC AND BUSINESS DEVELOPMENT AND THE POSSIBILITY OF LOSSES DUE TO THE SENSITIVITY OF GROWTH STOCK PRICES TO CHANGES IN CURRENT OR EXPECTED EARNINGS.

PORTFOLIO REVIEWS

NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A               9.99
Class B               9.54
Class C               9.55
Class G               9.55
Class T               9.97
Class Z              10.18

LIBERTY EQUITY VALUE FUND

BY ERIC REMOLE AND MICHAEL WELHOELTER
PORTFOLIO MANAGERS

     For the six-month period ended April 30, 2003, class A shares of Liberty Equity Value Fund returned 4.28% without sales charge. This return was less than the S&P 500 Index, which returned 4.47%. The fund also underperformed the Russell 1000 Value Index, which returned 5.25%. However, it did better than the Morningstar(R) Large Blend Funds Category average, which was 3.36%.1

     The fund's performance was hurt by an overweight in consumer cyclical stocks relative to its benchmarks. Investments in Jones Apparel Group (1.6% of net assets) and Blockbuster, which we subsequently sold, were disappointments.2 Both suffered as consumer demand was dampened by pending war with Iraq and other political uncertainties that delayed an economic rebound. Offsetting this negative impact was the fund's emphasis on smaller companies such as Alpharma (0.9% of net assets), which has been growing rapidly in niche businesses such as pharmaceuticals for animals. Small-cap firms, which tend to do well early in an economic recovery, benefited from a healthy rally as investors looked for attractive opportunities at the end of the period.

EMPHASIS ON QUALITY

     As economic and political uncertainty caused investors to focus more on the prospects of individual companies than on the outlook of different industry groups, we gave increased emphasis to stock selection. We gave greater attention to high-quality stocks in the value area emphasizing companies with strong profit margins, earnings and cash flows as well as stocks with attractive prices and yields. Where possible, we took advantage of situations with a specific catalyst (such as increased recognition by market analysts or favorable price momentum) that could accelerate earnings growth.

     As part of our risk-management effort, we reduced the fund's exposure to health care and consumer cyclicals. In health care, we eliminated Barr Laboratories, whose strong performance had made it less attractive versus other investment opportunities, and Laboratory Corp. of America, which no longer met either our valuation or quality criteria. We also eliminated our position in BJ's Wholesale Club, which was a drag on performance in the consumer cyclical area.

     We increased positions in stocks of basic materials and consumer services firms, where the fund had been significantly underweight. In the forest and specialty chemical groups within the basic materials area, we added Rayonier and Sigma-Aldrich (0.5% and 1.3% of net assets, respectively). In addition to meeting our quality criteria, both companies have enjoyed steady levels of earnings. At the end of the reporting period the fund was also somewhat underweight in the energy sector.

Pie Chart:
Sector breakdowns as of April 30, 2003 (%)
Materials:                             4.1
Other assets & liabilities             0.2
Financials:                           33.6
Consumer discretionay:                12.5
Industrials:                          10.2
Health care:                           8.4
Energy:                                8.4
Telecommunications services:           7.1
Utilities:                             5.4
Information technology:                5.2
Consumer staples:                      4.9


Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these sector breakdowns in the future.


  _________________
1 (C)2003 by Morningstar, Inc. All rights reserved. This information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only used for noncommercial ,personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
2 Holdings are disclosed as of April 30, 2003, and are subject to change.

TOP 10 HOLDINGS
AS OF 4/30/03 (%)

Exxon Mobil                    4.6
Bank of America                3.5
Verizon
  Communications               3.0
Charter One
  Financial                    2.8
Wells Fargo                    2.7
Citigroup                      2.5
American
  International
  Group                        2.1
Washington
  Mutual                       2.1
Cendant                        2.1
US Bancorp                     2.1

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these holdings in the future.

CONTINUED FOCUS ON INDIVIDUAL ISSUES AND RISK CONTROL

     Investors seemed to prefer growth stocks in the first few months of 2003. However, value-oriented issues have recently regained market favor as it has become less clear that an end to war with Iraq will bring a sustainable economic recovery. While the economic picture remains unsettled in the months ahead, we expect value stocks to perform well relative to the rest of the market. We plan to continue choosing investments based on their individual merits and minimize risk within the portfolio by emphasizing a broad range of quality companies that represent good value.

/s/ Eric Remole
/s/ Michael Welhoelter

ERIC REMOLE AND MICHAEL WELHOELTER HAVE CO-MANAGED THE FUND SINCE NOVEMBER 2002. THEY HAVE BOTH BEEN WITH COLUMBIA MANAGEMENT ADVISORS, INC. AND ITS PREDECESSORS SINCE 2001.

AN INVESTMENT IN THE FUND OFFERS THE POTENTIAL FOR LONG-TERM GROWTH, BUT ALSO INVOLVES CERTAIN RISKS, INCLUDING STOCK MARKET FLUCTUATIONS DUE TO ECONOMIC AND BUSINESS DEVELOPMENT.

PORTFOLIO REVIEWS

NET ASSET VALUE PER
SHARE AS OF  4/30/03 ($)

Class A               9.34
Class B               9.29
Class C               9.26
Class G               9.20
Class T               9.28
Class Z               9.46

DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A               0.04
Class B               0.01
Class C               0.01
Class G               0.00
Class T               0.06
Class Z               0.11

TOP 10 HOLDINGS
AS OF 4/30/03 (%)

Vodafone Group         2.6
BHP Billiton           2.4
Telefonica             2.4
Smith & Nephew         2.3
Royal Bank
  of Scotland          2.2
Siam Cement
  Public Co.           1.8
BP                     1.6
ENI                    1.5
Novartis               1.5
British Sky
  Broadcasting
  Group                1.5

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these holdings in the future.

LIBERTY INTERNATIONAL EQUITY FUND

By Christopher Legallet and James McAlear
Portfolio Managers

     For the six-month period that ended April 30, 2003, class A shares of Liberty International Equity Fund returned 1.10% without a sales charge. The fund's return fell short of the MSCI AC World ex-US Index, which returned 3.08%. We introduced this new benchmark in our last report to shareholders, believing its composition best reflects the fund's portfolio. The fund also under-performed the Morningstar(R) Foreign Stock Category, which returned
1.36% over the same period.1 A relatively large position in Japan and an underweight in European markets were the primary reasons for the fund's underperformance.

OVERSEAS ECONOMIC GROWTH WAS WEAK

     Few overseas economies made progress during this six-month reporting period, as uncertainty about military action in Iraq, instability in North Korea and the SARS (Severe Acute Respiratory Syndrome) epidemic took their toll on consumer and business confidence. While all major central banks lowered interest rates in order to boost economic growth, their efforts produced only modest results. Economic growth in most countries was tepid at best.

US DOLLAR DECLINED DURING PERIOD

     A declining dollar was an aid to overall performance because it boosted the returns of foreign stocks converted into US dollars. The dollar was especially weak against the euro, which rose nearly 13% during this six-month period.

Pie Chart:
Sector breakdown as of April 30, 2003 (%)
Utilities:                            3.4
Other assets & liabilities:           1.5
Consumer discretionary:              20.9
Financials:                          16.4
Health care:                         12.9
Consumer staples:                    10.8
Materials:                            8.2
Information technology:               7.8
Industrials:                          7.7
Telecommunication services:           6.7
Energy:                               3.7

Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these sector breakdowns in the future.



A COMMITMENT TO ASIA

     Our biggest regional commitment was to Asia, where we focused on companies benefiting from the strong growth of the Chinese economy. Despite a generally poor global economy, China's gross domestic product (GDP)--a measure of the country's economic growth--continued to grow at a projected annual rate of approximately 7% to 9%. Thailand was a particularly bright spot, as government policies emphasized the development of a domestic economy.

     Japan accounted for the fund's largest country allocation in Asia. We favored Japan because stock valuations were attractive and profit forecasts were improving. However, the Japanese market declined during the period, primarily the result of an unwinding of cross-share holdings. Historically, many Japanese companies have maintained large positions in each other's companies--a practice known as "cross-share holding." Recently, the Japanese government passed legislation to reduce the amount of these holdings that banks are allowed to own. As these positions were sold to comply with the new guidelines, Japanese stock prices came under pressure.

     We also had significant exposure to the United Kingdom, where the Bank of England cut interest rates. By contrast, the European Central Bank has kept interest rates relatively high. Concerned about continued weak economic growth, we kept a relatively light exposure to European stocks.

  __________________
1 (C)2003 by Morningstar, Inc. All rights reserved. This information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only used for noncommercial , personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
2 Holdings are disclosed as of April 30, 2003, and are subject to change.

TOP 5 COUNTRIES
AS OF 4/30/03 (%)

United Kingdom        27.3
Japan                 17.8
France                 7.4
Spain                  6.1
Netherlands            5.2

Country breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these country breakdowns in the future.

PHARMACEUTICAL AND FINANCIAL STOCKS WERE THEMES

     We took advantage of the emphasis on containing health care costs by investing in generic pharmaceutical companies, such as Teva Pharmaceutical Industries in Israel and Ranbaxy Laboratories in India (1.4% and 0.7% of net assets, respectively).2 Because financial stocks were weak early in 2003, their prices were attractive; therefore, we invested in banks and insurance stocks.

STRONG OVERSEAS CURRENCIES COULD AID GROWTH

     Looking ahead, we believe the decline in the US dollar and the strength of the euro may force European countries to become more aggressive in lowering interest rates. Such actions could help stimulate European economic growth. Asian economies with currencies pegged to the US dollar should also benefit from a weaker dollar, as it would make their products cheaper in Europe and the United States. An improvement in consumer and business confidence and easing of the SARS epidemic could also help spur a modest upturn in overseas economic growth.

/s/ Christopher Legallet
/s/ James Mcalear

CHRISTOPHER LEGALLET HAS CO-MANAGED THE LIBERTY INTERNATIONAL EQUITY FUND SINCE AUGUST OF 2002. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR COLUMBIA MANAGEMENT ADVISORS, INC. (COLUMBIA MANAGEMENT) AND ITS PREDECESSORS SINCE 1997. JAMES MCALEAR HAS CO-MANAGED THE LIBERTY INTERNATIONAL EQUITY FUND SINCE AUGUST OF 2002. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR COLUMBIA MANAGEMENT SINCE 1992.

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

PORTFOLIO REVIEWS

NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A              10.45
Class B              10.26
Class C              10.26
Class G              10.17
Class T              10.42
Class Z              10.47

DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A               0.04
Class B               0.01
Class C               0.01
Class G               0.01
Class T               0.04
Class Z               0.06

LIBERTY LARGE CAP CORE FUND

BY GREG MILLER
PORTFOLIO MANAGER

     For the six-month period ended April 30, 2003, class A shares of Liberty Large Cap Core Fund returned 4.08% without a sales charge. The S&P 500 Index returned 4.47% while the Morningstar(R) Large Blend Category returned 3.36% over the same period.1 Strong performance from the fund's telecommunications, financial and health care investments helped offset weaker returns in the communications equipment, consumer discretionary and energy groups.

     In the first two months of the period, telecommunication services stocks, such as Verizon Communications and BellSouth Corp. (1.5% and 0.8% of net assets, respectively), helped performance. However, some of these gains were offset by weak results from communications equipment stocks, such as Harris Corp. and Motorola (1.3% and 0.9% of net assets, respectively).2 Later in the period, a broad range of investments boosted returns. Health care stocks, such as Guidant Corp. and Wyeth (1.3% and 1.4% of net assets, respectively), did well, as did financial stocks. In particular, Countrywide Financial Corp. (2.1% of net assets) benefited from continued strong mortgage refinancing activity, leading us to take profits during the period. JP Morgan Chase & Co. (2.4% of net assets) also rallied amid improvements in credit quality and profitable fixed-income trading activities. The fund's below-average stake in high-priced consumer staples stocks relative to its benchmark also buoyed performance as investors abandoned the sector in favor of more economically-sensitive industries.

     Energy stocks, such as Baker Hughes and Kerr-McGee (1.2% and 1.0% of net assets, respectively), declined as investors anticipated lower energy prices following the end of the war with Iraq. An above-average stake in energy relative to our benchmark hampered returns. Consumer discretionary stocks, such as McDonald's and Walt Disney (1.8% and 1.3% of net assets, respectively), also slumped amid concerns that consumer spending was slowing. In addition, technology stocks turned in disappointing results, as corporate spending remained weak.

TRADING ENERGY STOCKS FOR BETTER VALUES

     In anticipation of falling energy commodity prices, we reduced the fund's energy position. We also trimmed our stakes in a range of stocks that had performed well. These included Lowe's, 3M, Bank of America and Staples (2.1%, 2.1%, 2.5% and 1.8% of net assets, respectively). We used the proceeds from these sales to take advantage of attractive prices elsewhere, buying shares in consumer staples stocks as well as economically sensitive issues. At the end of the period, the fund had a modest overweighting relative to its benchmark in energy stocks and a sizable overweighting in industrial stocks, reflecting our estimate of their greater potential in an improving economy.

Pie Chart:
Sector breakdown as of April 30, 2003 (%)
Utilities:                            1.1
Other assets & liabilities:           0.7
Financials:                          20.6
Industrials:                         16.8
Health care:                         13.7
Consumer discretionary:              13.2
Information technology:              12.5
Consumer staples:                     7.4
Energy:                               6.9
Telecommunication services:           7.4
Materials:                            2.4

Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these sector breakdowns in the future.


  __________________
1 (C)2003 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
2 Holdings are disclosed as of April 30, 2003, and are subject to change.

TOP 10 EQUITY HOLDINGS
AS OF 4/30/03 (%)

Citigroup              3.1
Microsoft              3.1
Pfizer                 3.0
General Electric       2.6
Bank of America        2.5
JP Morgan Chase        2.4
IBM                    2.4
Merck & Co.            2.3
Anheuser-Busch         2.2
American
  International
  Group                2.2

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these holdings in the future.

FOCUSED ON INDIVIDUAL OPPORTUNITIES

     We expect individual stock selection to be the main driver of returns going forward. In this environment, we expect the fund to benefit from its continued focus on specific opportunities that offer good value. That said, we will also monitor exposure to different industry groups. If the economic outlook deteriorates, we may reduce our stake in industrial stocks. Given the generally strong performance by financials in recent months, we may soon take profits there.

/s/ Greg Miller

GREG MILLER HAS MANAGED OF THE LIBERTY LARGE CAP CORE FUND SINCE JULY,
1998. HE HAS MANAGED EQUITY PORTFOLIOS FOR THE COLUMBIA MANAGEMENT ADVISORS, INC. AND ITS PREDECESSORS SINCE 1985.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

PORTFOLIO REVIEWS

NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A           12.77
Class B           12.36
Class C           12.37
Class G           12.25
Class T           12.65
Class Z           12.88

DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A            0.65
Class B            0.65
Class C            0.65
Class G            0.65
Class T            0.65
Class Z            0.66

LIBERTY SMALL CAP FUND

BY PETER LARSON
PORTFOLIO MANAGER

     For the six-month period that ended April 30, 2003, class A shares of Liberty Small Cap Fund returned 6.20% without sales charge. The fund trailed the Russell 2000 Index, which returned 7.55%, but beat its competitive peer group, the Morningstar(R) Small Blend Category, which returned 5.24% during the same period.1

     The fund fell behind the Russell 2000 Index partly because it had less of an emphasis on growth stocks, especially in the strongly performing technology sector. The fund also had a higher stake than the index in the basic materials and energy sectors, which had weak returns. Strong stock selection, however, within the technology and health care sectors helped the fund outpace its Morningstar peer group.

     Most of the fund's gains occurred in the final weeks of the reporting period, when the small-cap sector led the market's advance. Having seized attractive investment opportunities in value-oriented issues when prices for small-cap stocks were weak, the fund was well positioned to take advantage of the rebound.

MAKING THE MOST OF WEAK PRICES

     Like the market as a whole, small-cap stocks began the reporting period on a positive note with a rally in November and December of 2002. However, disappointing earnings reports weakened prices for small-cap stocks from Janu-ary to March of 2003. Small-cap stocks then helped to lead a market advance in April as the earnings outlook improved and the United States ended its war with Iraq.

Pie Chart:
Sector breakdown as of April 30, 2003 (%)
Other assets & liabilities:           1.5
Industrials:                          7.7
Consumer discretionary:              20.9
Information technology:               7.8
Health care:                         12.9
Financials:                          16.4
Materials:                            8.2
Energy:                               3.7
Utilities:                            3.4
Consumer staples:                    10.8
Telecommunication services:           6.7

Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these sector breakdowns in the future.


     During the six-month period, we sold holdings in utility companies and real estate investment trusts (REITs) that had been part of our defensive investment strategy in a weak economy. Using the proceeds from these sales, and new money that came into the fund, we bought stocks in a range of high-quality companies whose prices had become particularly attractive. Many of these stocks performed well when prices rebounded at the end of the reporting period. Of further benefit were gains from takeovers of low-priced stocks like Caminus, a computer software company.2 We eliminated our position in Caminus at the end of the period.

     As in the previous fiscal year, we found many investment opportunities among the very smallest companies in the small-cap sector, a group that is commonly referred to as "micro-cap" stocks. As investors tended to favor stocks with greater liquidity in an uncertain market, prices for micro-cap issues became very attractive. We also continued to emphasize stocks from cyclical sectors that tend to be especially responsive to changes in the economy. These stocks, which are highly sensitive to energy costs, detracted from the fund's returns when oil prices rose in the first quarter of 2003. However, we believe that the fund's energy holdings will help returns as economic conditions improve. We remained underweight in stocks of financial firms--particularly in the banking sector, where prices were especially unattractive versus the prospects for company earnings. At the end of the period the fund was overweighted in transportation stocks and slightly overweighted in the energy sector.

  ____________________
1 (C)2003 by Morningstar, Inc. All rights reserved. This information   contained
  herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
2 Holdings are disclosed as of April 30, 2003, and are subject to change.

TOP 10 HOLDINGS
AS OF 4/30/03 (%)

Invacare               1.7
Albany
  International        1.4
ADVO                   1.2
ProQuest               1.2
Benchmark
  Electronics          1.1
Thoratec               1.1
Rent-A-Center          1.0
Unifirst               1.0
Chicago Bridge
  & Iron               1.0
Delta & Pine Land      1.0

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these holdings in the future.

SMALL-CAP SECTOR SET TO LEAD

     Continued gains for small-cap stocks, like the market as a whole, are likely to depend on further improvements in the economic outlook and corporate earnings. Because stock prices have recently rallied strongly, they may be more vulnerable to disappointing earnings reports for the second quarter of 2003.

     An improving outlook should be particularly beneficial to the small-cap sector, which has traditionally led in market advances during economic recoveries. Although the value-oriented sector typically lags in recoveries, we believe the strong gains enjoyed recently by growth stocks make the growth sector more vulnerable to further economic uncertainty.

/s/ Peter Larson

PETER LARSON HAS MANAGED THE LIBERTY SMALL CAP FUND SINCE 1992. HE HAS
MANAGED SMALL COMPANY PORTFOLIOS FOR COLUMBIA MANAGEMENT ADVISORS, INC. AND ITS PREDECESSORS SINCE 1963.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

PORTFOLIO REVIEWS

NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A           11.66
Class B           11.01
Class C           11.01
Class G           10.99
Class T           11.65
Class Z           12.27

LIBERTY SMALL COMPANY EQUITY FUND

BY WILLIAM GARRISON
PORTFOLIO MANAGER

     For the six-month period that ended April 30, 2003, class A shares of Liberty Small Company Equity Fund returned 3.83% without sales charge. Over the same period, the Russell 2000 Index returned 7.55% while the Morningstar(R) Small Company Growth Category returned 4.80%.1

     The fund trailed its market benchmark and peer group largely because stocks that we do not typically include in the portfolio--lower-priced, lower-quality stocks in the small-cap sector--were the period's strongest performers. Many of these better-performing stocks came from the micro-cap area, which represents the smallest companies in the small-cap sector. Micro-caps became particularly attractive when the economic outlook appeared to be improving and investors were will-

Pie Chart:
Sector breakdown as of April 30, 2003 (%)
Consumer staples:                     1.8
Other assets & liabilities:           3.5
Health care:                         21.4
Information technology:              20.4
Consumer discretionary:              11.9
Industrials:                         14.9
Energy:                              12.3
Financials:                          10.7
Materials:                            3.1

Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these sector breakdowns in the future.


ing to take on higher risk. Fund returns were also diminished by holdings in companies whose earnings failed to meet investor expectations, such as Cerner Corporation, Accredo Health and Noven Pharmaceuticals in the health care group and Mothers Work in the consumer discretionary group (0.3%, 0.6%, 0.5% and 0.8% of net assets, respectively).2

AN EMPHASIS ON QUALITY

     Overall, we continued to emphasize investments in companies with healthy balance sheets, attractive business models and strong management teams, as we believe these characteristics have the potential to lead to long-term outperformance. Many of these higher-quality investments enjoyed above-average returns during the period as they gained investor recognition. For example, in the technology group, top performers included webMethods, an Internet software and services firm with a leading industry share; DSP Group, a semiconductor firm with continued penetration in the telecommunications market; and Intersil, a semiconductor firm with a leading market position in wireless networks (0.8%, 0.8% and 1.4% of net assets, respectively). Other strong performers included Maverick Tube Corporation, an oil services company that benefited from an expected uptick in oil and gas drilling, and Ilex Oncology, a biotech firm whose latest product began to gain increased market acceptance (1.4% and 0.5% of net assets, respectively).

A SHIFT TOWARD ENERGY

     During the reporting period we increased the fund's position in the energy sector, which made it the portfolio's largest industry overweighting. We believe that the energy sector has the potential to benefit from a favorable balance between energy demand and supply. We also increased the fund's weighting in technology stocks, due in part to the sector's strong relative returns and also the addition of certain new investments such as Avocent, Plexus Corp. and Borland Software Corp. (0.9%, 0.8% and 0.8% of net assets, respectively). We maintained the fund's overweight in the health care group. We continue to believe that numerous companies exist in the sector with the potential to continue to achieve rapid profitable growth in any economic environment.

  ________________
1 (C)2003 by Morningstar, Inc. All rights reserved. This information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
2 Holdings are disclosed as of April 30, 2003, and are subject to change.

TOP 10 HOLDINGS
AS OF 4/30/03 (%)

Jarden                         1.5
Protein Design Labs            1.5
Maverick Tube                  1.4
Integra LifeSciences           1.4
Beazer Homes USA               1.4
Intersil                       1.4
PETCO Animal
  Supplies                     1.4
Entegris                       1.4
Performance Food
  Group                        1.4
Sylvan Learning
  Systems                      1.4

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these holdings in the future.

     The financial sector, which we felt had few higher-growth opportunities, represented the fund's largest underweighting, relative to its benchmark, at the end of the period. The fund was also underweight in consumer discretionary stocks, which we reduced because of concerns that consumer spending could slow if an economic recovery is further delayed.

FOCUSING ON INDIVIDUAL ISSUES

     We believe that efforts to stimulate the economy have the potential to benefit the small-cap sector, and specifically the small-cap growth sector, in months to come. Historically, both of these segments have led the stock market's advance in economic recoveries. With valuations for large-cap stocks and small-cap stocks now more in line with each other, we believe investors will focus increasingly on the specific merits of individual issues. We expect returns to benefit from our continued emphasis on companies with strong management, healthy balance sheets and competitive market positions.

     Over the past six months, we trimmed the number of stocks in the portfolio, a strategy which has allowed us to accumulate bigger positions in holdings where we have the most confidence. During the period ahead, we expect to look for opportunities to add to our investments in the consumer discretionary group, which could benefit if renewed confidence in the economy encourages greater consumer spending. Once there is more evidence that the earnings of technology firms are back on track, we may also increase the portfolio's technology weighting.

/s/ William Garrison

WILLIAM GARRISON BECAME PORTFOLIO MANAGER OF LIBERTY SMALL COMPANY EQUITY FUND IN JUNE OF 2002. HE HAS MANAGED SMALL COMPANY PORTFOLIOS FOR COLUMBIA MANAGEMENT ADVISORS, INC. AND ITS PREDECESSORS SINCE 1998.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

PORTFOLIO REVIEWS

NET ASSET VALUE PER
SHARE AS OF 4/30/03 ($)

Class A               8.53
Class B               8.36
Class C               8.35
Class G               8.34
Class T               8.53
Class Z               8.54

DISTRIBUTIONS
DECLARED PER SHARE
11/1/02 - 4/30/03 ($)

Class A               0.04
Class B               0.02
Class C               0.02
Class G               0.02
Class T               0.05
Class Z               0.07

LIBERTY STRATEGIC EQUITY FUND

By Scott Davis and Greg Miller
Portfolio Managers

     For the six-month period ended April 30, 2003, class A shares of Liberty Strategic Equity Fund returned 0.49% without a sales charge. That was less than the S&P 500 Index, which returned 4.47%, and the Morningstar(R) Large Value Funds Category, which returned 4.28% for the same period.1 Weak returns from holdings in the consumer staples, consumer discretionary and telecommunications sectors caused the fund to underperform its market benchmark and peer group.

CONSUMER AND TELECOMMUNICATIONS DISAPPOINTMENTS

     During the period, investors favored stocks with cheap valuations that could also deliver on earnings. Stocks that missed expectations declined sharply. An overweighting in the con-

Pie Chart:
Sector breakdown as of April 30, 2003 (%)
Information technology:               3.7
Other assets & liabilities:           0.5
Financials:                          26.0
Energy:                              12.6
Health care:                         11.6
Telecommunication services:           9.3
Industrials:                          9.0
Utilities:                            8.0
Consumer staples:                     7.5
Consumer discretionary:               7.5
Materials:                            4.3

Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these sector breakdowns in the future.


     sumer staples group along with poor performance by three large holdings in the sector were especially damaging to fund returns: ConAgra Foods, Sara Lee Corp. and Safeway (2.8%, 1.8% and 1.5% of net assets, respectively).2 All three reported poor earnings. The fund was also overweighted versus its market benchmark in the telecommunications group, which underper-formed as a whole. Consumer discretionary stocks suffered because of concerns that consumer spending would slow. Although the fund was underweighted in this area, our holdings performed poorly, including Delphi Corp., Office Depot, McDonald's Corp. and Interpublic Group of Cos. (1.6%, 1.3%, 2.6% and 1.1% of net assets, respectively).

     Good returns and a sizable weighting in the health care group, which did well as industry profit margins improved, helped to offset these negatives. The fund also benefited from a sizable weighting in financial firms such as Bank of America (1.6% of net assets). With strong balance sheets that included significant cash and strongly performing fixed-income assets, the financial group weathered the heightened credit risk of a weak economy better than investors expected.

INCREASED WEIGHTINGS IN UTILITY AND ENERGY

     Our decision to increase the fund's stake in the utilities industry helped performance as well. We believed that the group was priced attractively in the aftermath of the collapse of Enron, reflecting ongoing deregulation concerns. We added TXU Corp, American Electric Power and Duke Energy Corp. (1.0%, 1.2%, and 1.5% of net assets, respectively). All three stocks performed well during the period. Our utilities holdings, which are now overweighted relative to the index, also increased the fund's dividend yield.

     During the period, we also added to energy stocks. As investors anticipated lower oil prices following an end to the war with Iraq, energy share prices became attractive. We increased our stake in ConocoPhillips and Baker Hughes (2.5% and 1.0% of net assets, respectively). We also maintained an investment in Exxon Mobil Corp. (2.3% of net assets).

  __________________
1 (C)2003 by Morningstar, Inc. All rights reserved. This information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
2 Holdings are disclosed as of April 30, 2003, and are subject to change.

TOP 10 HOLDINGS
AS OF 4/30/03 (%)

Citigroup                 4.3
Verizon
  Communications          4.0
Merck & Co.               3.8
SBC
  Communications          3.2
Aetna                     3.0
American
  International
  Group                   3.0
Fannie Mae                3.0
Equity Office
  Properties              2.9
ConAgra Foods             2.8
US Bancorp                2.7

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these holdings in the future.

FOCUS ON INDIVIDUAL ISSUES

     Over the past six months, we believe that investors have begun to focus more on the earnings performance and business outlooks of individual companies than the relative prospects of different industry groups. As a result, we plan to pay especially close attention to the specific merits of stocks we hold or intend to buy. At the same time, we will continue to emphasize companies whose overall business potential is as attractive as the prices of their shares.

/s/ Scott Schermerhorn
/s/ Gregory M. Miller

PRIOR TO APRIL 29, 2003, SCOTT SCHERMERHORN AND SCOTT L. DAVIS CO-MANAGED LIBERTY STRATEGIC EQUITY FUND. EFFECTIVE APRIL 29, 2003, GREGORY M. MILLER REPLACED MR. SCHERMERHORN AS THE FUND'S CO-MANAGER. SCOTT L. DAVIS IS A VICE PRESIDENT OF COLUMBIA MANAGEMENT ADVISORS, INC. (COLUMBIA MANAGEMENT). GREGORY
M. MILLER IS A SENIOR VICE PRESIDENT OF COLUMBIA MANAGEMENT. MR. DAVIS AND MR. MILLER HAVE BEEN WITH THE FIRM AND ITS PREDECESSORS SINCE 1985.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

                         LIBERTY ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

SHARES                                                          VALUE
------                                                          -----

COMMON STOCKS - 62.36%

              CONSUMER DISCRETIONARY - 10.21%
                  AUTO COMPONENTS - 0.62%

        1,600     BorgWarner, Inc.                          $      93,872
      192,100     Delphi Corp.                                  1,613,640
       11,600     Denso Corp.                                     165,603
        2,700     FCC Co., Ltd.                                    63,487
        8,350     Gentex Corp.*                                   252,170
        1,500     Johnson Controls, Inc.                          123,360
        3,600     Lear Corp.*                                     143,064
        2,700     Modine Manufacturing Co.                         54,540
       54,600     Nissan Shatai Co., Ltd.                         163,231
        5,000     Standard Motor Products, Inc.                    57,750
        3,600     Superior Industries International, Inc.         142,416
            1     Visteon Corp.                                         7
                                                            -------------
                                                                2,873,140
                                                            -------------

                  AUTOMOBILES - 0.10%

        7,500     Honda Motor Co., Ltd.                           248,782
        2,900     Monaco Coach Corp.*                              39,208
       23,000     Nissan Motor Co., Ltd.                          176,730
                                                            -------------
                                                                  464,720
                                                            -------------

                  DISTRIBUTORS - 0.03%

        6,800     Handleman Co.*                                  115,260
                                                            -------------

                  HOTELS, RESTAURANTS & LEISURE - 1.47%

        7,100     Applebee's International, Inc.                  194,540
       10,800     Bally Total Fitness Holding Corp.*               68,580
       10,500     Brinker International, Inc.*                    333,375
       23,700     Carnival Corp.                                  653,883
        3,000     CBRL Group, Inc.                                 95,640
       11,100     Darden Restaurants, Inc.                        194,361
        2,700     Harrah's Entertainment, Inc.*                   106,353
       14,250     Hilton Hotels Corp.                             189,810
        1,800     International Game Technology*                  155,340
        5,000     Landry's Restaurants, Inc.                       93,500
        5,700     Lone Star Steakhouse & Saloon, Inc.             119,529
        1,800     Marriott International, Inc., Class A            64,638
      162,900     McDonald's Corp.                              2,785,590
          950     Outback Steakhouse, Inc.                         33,953
        8,100     Prime Hospitality Corp.*                         53,946
        2,500     Red Robin Gourmet Burgers, Inc.*                 38,225
       19,600     Scientific Games Corp., Class A*                127,792
       15,800     Six Flags, Inc.*                                 92,904
       11,200     Starwood Hotels & Resorts
                  Worldwide, Inc.                                 300,608
        3,200     Station Casinos, Inc.*                           69,152
       16,850     Wendy's International, Inc.                     489,324
       20,700     Yum! Brands, Inc.*                              511,290
                                                            -------------
                                                                6,772,333
                                                            -------------


SHARES                                                          VALUE
------                                                          -----

                  HOUSEHOLD DURABLES - 0.82%

        4,900     American Greetings Corp., Class A*        $      71,344
        5,400     Bassett Furniture Industries, Inc.               66,366
        3,600     Beazer Homes USA, Inc.*                         252,900
        2,600     Blyth, Inc.                                      68,588
        1,300     Harman International Industries, Inc.            86,567
        6,800     Kimball International, Inc., Class B            108,732
       22,860     Koninklijke Philips Electronics NV              426,081
    1,715,200     Land & House Public Co., Ltd.                   296,311
       49,000     Matsushita Electric Industrial Co., Ltd.        390,914
      105,600     Matsushita Electric Industrial Co., Ltd.,
                  ADR                                             838,464
       21,650     Newell Rubbermaid, Inc.                         659,892
       20,500     Pioneer Corp.                                   411,446
        1,000     Russ Berrie & Co., Inc.                          32,880
        2,400     Toro Co                                          89,544
                                                            -------------
                                                                3,800,029
                                                            -------------

                  INTERNET & CATALOG RETAIL - 0.18%

        4,500     Belluna Co., Ltd.                               164,763
        6,600     eBay, Inc. *                                    612,282
        2,100     USA Interactive *                                62,895
                                                            -------------
                                                                  839,940
                                                            -------------

                  LEISURE EQUIPMENT & PRODUCTS - 0.06%

        6,600     Jakks Pacific, Inc.*                             85,800
        3,200     Johnson Outdoors, Inc., Class A*                 32,704
        8,050     Mattel, Inc.                                    175,007
                                                            -------------
                                                                  293,511
                                                            -------------

                  MEDIA - 2.87%

       10,900     Alliance Atlantis Communications,
                  Inc., Class B*                                   99,299
      106,750     AOL Time Warner, Inc.*                        1,460,340
       39,400     BEC World Plc                                   189,481
       39,089     British Sky Broadcasting Plc*                   405,473
       29,500     Clear Channel Communications, Inc.*           1,153,745
            1     Comcast Corp., Class A*                              32
       61,980     Comcast Corp., Special Class A*               1,863,119
        9,950     Cox Radio, Inc., Class A*                       226,960
        6,200     Gray Television, Inc.                            68,510
        9,050     Hispanic Broadcasting Corp.*                    232,132
       99,200     Interpublic Group of Cos., Inc.*              1,130,880
       25,000     JC Decaux SA*                                   241,789
        3,800     Knight-Ridder, Inc.                             245,290
        2,600     Liberty Corp.                                   114,842
      106,500     Liberty Media Corp., Class A*                 1,171,500
        4,600     Lin TV Corp., Class A*                          109,986
        7,000     Mediacom Communications Corp.*                   69,930
        2,900     New York Times Co., Class A                     134,502
       17,650     Omnicom Group, Inc.                           1,092,535
       57,600     Pearson Plc                                     480,479
       14,850     Radio One, Inc.*                                227,205
       42,000     Reed Elsevier Plc                               335,234
        9,000     Regent Communications, Inc.*                     53,910


                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                          VALUE
------                                                          -----

                  MEDIA (CONTINUED)

        1,950     Univision Communications, Inc.,
                  Class A*                                  $      59,046
       37,500     Viacom, Inc., Class B*                        1,627,875
       10,190     VNU NV                                          296,230
        5,050     Westwood One, Inc.*                             176,245
                                                            -------------
                                                               13,266,569
                                                            -------------

                  MULTI-LINE RETAIL - 1.75%

        8,600     Aeon Co., Ltd.                                  195,717
        3,300     Dollar Tree Stores, Inc.*                        83,985
        2,300     Don Quijote Co., Ltd.                           209,179
        4,150     Family Dollar Stores                            141,888
        6,600     Federated Department Stores, Inc.               202,092
       32,550     Kohl's Corp.*                                 1,848,840
       17,000     Marui Co., Ltd.                                 141,762
        3,000     Neiman-Marcus Group, Inc., Class A*              96,150
        4,700     ShopKo Stores, Inc.*                             56,541
       44,600     Target Corp.                                  1,491,424
      162,000     Wal-Mart de Mexico SA de CV                     447,709
       56,250     Wal-Mart Stores, Inc.                         3,168,000
                                                            -------------
                                                                8,083,287
                                                            -------------

                  SPECIALTY RETAIL - 2.06%

        4,300     Advance Auto Parts*                             213,882
       28,200     Bed Bath & Beyond, Inc.*                      1,114,181
        5,600     Borders Group, Inc.*                             89,600
        2,900     Building Material Holding Corp.                  35,989
       11,600     Casual Male Retail Group, Inc.*                  51,388
        3,050     CDW Computer Centers, Inc.*                     130,052
        3,600     Cost Plus, Inc.*                                110,628
        4,800     Dress Barn, Inc.*                                72,096
        5,100     Friedman's, Inc., Class A                        58,650
       10,600     Goody's Family Clothing, Inc.*                   52,152
        6,400     GTSI Corp.*                                      54,848
      110,812     Kingfisher Plc                                  433,375
       41,250     Lowe's Cos, Inc.                              1,810,463
        4,500     Monro Muffler, Inc.*                            100,800
        5,300     Mothers Work, Inc.*                             132,977
        4,700     Movie Gallery, Inc.*                             86,908
       23,020     Next, Inc. Plc                                  347,412
      177,300     Office Depot, Inc.*                           2,244,618
        7,600     OfficeMax, Inc.*                                 42,940
       10,600     PETCO Animal Supplies, Inc.*                    223,978
        2,300     Ross Stores, Inc.                                87,170
        4,200     Shimamura Co., Ltd.                             232,785
       50,050     Staples, Inc.*                                  952,952
        5,700     TBC Corp.*                                       91,200
       10,500     TJX Cos, Inc.                                   202,125
        5,200     Too, Inc.*                                       96,512
        3,500     United Rentals, Inc.*                            36,050
        2,400     Urban Outfitters, Inc.*                          71,568
        9,650     Williams-Sonoma, Inc.*                          249,742
        2,900     Zale Corp.*                                     101,326
                                                            -------------
                                                                9,528,367
                                                            -------------


SHARES                                                          VALUE
------                                                          -----

                  TEXTILES & APPAREL - 0.25%

        2,500     Delta Apparel, Inc.                       $      40,000
        4,400     Kellwood Co.                                    130,328
        3,700     LVMH Moet Hennessy Louis Vuitton SA             161,756
        7,000     Maxwell Shoe Co., Inc., Class A*                 85,190
        4,600     Nautica Enterprises, Inc.*                       52,348
        1,000     Phillips-Van Heusen Corp.                        13,280
        4,100     Puma AG Rudolf Dassler Sport                    394,426
        3,600     Russell Corp.                                    68,832
        4,200     Stride Rite Corp.                                37,002
       13,400     Tommy Hilfiger Corp.*                           110,148
        3,500     Wolverine World Wide, Inc.                       64,540
                                                            -------------
                                                                1,157,850
                                                            -------------

              CONSUMER STAPLES - 5.29%
                  BEVERAGES - 1.26%

        9,350     Anheuser-Busch Cos, Inc.                        466,378
       49,700     Coca-Cola Co.                                 2,007,880
       29,900     Diageo Plc                                      331,916
      117,378     Foster's Group, Ltd.                            329,316
        5,330     Heineken NV                                     198,272
        5,200     Pepsi Bottling Group, Inc.                      106,808
       50,150     PepsiCo, Inc.                                 2,170,492
        2,625     Pernod-Ricard SA                                230,839
                                                            -------------
                                                                5,841,901
                                                            -------------

                  FOOD & DRUG RETAILING - 0.83%

        4,700     Carrefour SA                                    204,790
        3,900     Longs Drug Stores Corp.                          60,411
        5,700     Performance Food Group Co.*                     199,956
      107,700     Safeway, Inc.*                                1,789,974
       11,000     Seven-Eleven Japan Co., Ltd.                    262,345
       23,500     Sysco Corp.                                     675,155
       21,400     Walgreen Co.                                    660,404
                                                            -------------
                                                                3,853,035
                                                            -------------

                  FOOD PRODUCTS - 1.80%

        1,500     American Italian Pasta Co., Class A*             66,150
       51,800     Archer-Daniels-Midland Co.                      573,944
        3,600     Central Garden and Pet Co.*                      87,228
      115,200     ConAgra Foods, Inc.                           2,419,200
        5,000     Corn Products International, Inc.               149,400
        7,000     Dean Foods Co.*                                 304,710
        1,500     Hormel Foods Corp.                               34,515
       41,800     Kraft Foods, Inc.                             1,291,620
        1,515     Nestle SA, Registered Shares                    309,206
        5,400     Ralcorp Holdings, Inc.*                         134,460
      110,800     Sara Lee Corp.                                1,859,224
        7,700     Unilever NV                                     485,999
        8,800     Wrigley (W.M.) Jr. Co.                          499,048
        9,000     Yakult Honsha Co., Ltd.                         132,264
                                                            -------------
                                                                8,346,968
                                                            -------------


                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                          VALUE
------                                                          -----

                  HOUSEHOLD PRODUCTS - 0.47%

        6,800     Dial Corp.                                $     141,644
       15,900     Procter & Gamble Co.                          1,428,615
       25,050     Reckitt Benckiser Plc                           442,158
      823,100     Srithai Superware Co., Ltd.*                    149,882
                                                            -------------
                                                                2,162,299
                                                            -------------

                  PERSONAL PRODUCTS - 0.59%

       18,050     Alberto-Culver Co., Class B                     889,504
        3,600     Avon Products, Inc.                             209,412
       41,450     Gillette Co.                                  1,262,152
        3,300     Inter Parfums, Inc.                              23,265
        4,591     L'Oreal SA                                      328,781
                                                            -------------
                                                                2,713,114
                                                            -------------

                  TOBACCO - 0.34%

       34,300     Altria Group, Inc.                            1,055,068
       24,175     Imperial Tobacco Group Plc                      404,866
        1,500     Schweitzer-Mauduit International, Inc.           32,835
        2,000     Universal Corp. - VA                             78,100
                                                            -------------
                                                                1,570,869
                                                            -------------

              ENERGY - 4.90%
                  ENERGY EQUIPMENT & SERVICES - 1.71%

       33,600     Baker Hughes, Inc.                              940,800
       26,800     BJ Services Co.*                                978,467
        4,500     CAL Dive International, Inc.*                    72,450
        2,600     Diamond Offshore Drilling, Inc.                  48,464
       71,600     Halliburton Co.                               1,532,956
       19,200     Key Energy Services, Inc.*                      193,344
        4,100     Lufkin Industries, Inc.                          90,938
        8,500     Matrix Service Co.*                             107,865
       13,700     Maverick Tube Corp.*                            243,723
       21,600     Nabors Industries, Ltd.*                        846,720
        5,900     National-Oilwell, Inc.*                         123,841
       28,950     Noble Corp.*                                    896,003
       18,000     Patterson-UTI Energy, Inc.*                     595,619
        8,600     Rowan Cos, Inc.*                                176,300
       17,600     Superior Energy Services*                       159,280
       26,100     Transocean, Inc.*                               497,205
        8,800     Unit Corp.*                                     172,480
        4,300     Universal Compression Holdings, Inc.*            78,002
        1,600     Weatherford International Ltd*                   64,368
       11,200     Willbros Group, Inc.*                            92,960
                                                            -------------
                                                                7,911,785
                                                            -------------

                  OIL & GAS - 3.19%

        3,400     Amerada Hess Corp.                              153,510
        9,500     Anadarko Petroleum Corp.                        421,800
       10,767     Apache Corp.                                    616,411
       69,207     BP Plc, ADR                                   2,667,238
        3,200     Brown (Tom), Inc.*                               78,464
       47,300     ConocoPhillips                                2,379,190


SHARES                                                          VALUE
------                                                          -----
                  OIL & GAS (CONTINUED)

       26,100     El Paso Corp.*                            $     195,750
       34,000     ENI-Ente Nazionale Idrocarburi SpA              485,457
        3,900     Evergreen Resources, Inc.*                      185,445
       63,700     Exxon Mobil Corp.                             2,242,240
       10,700     Frontier Oil Corp.                              181,044
       17,300     Harvest Natural Resources, Inc.*                 88,230
       71,400     Marathon Oil Corp.                            1,625,778
        2,100     Occidental Petroleum Corp.                       62,685
        4,400     Patina Oil & Gas Corp.                          151,932
        1,100     Pogo Producing Co.                               43,560
        4,100     Premcor, Inc.*                                   91,389
        4,100     Remington Oil & Gas Corp.*                       64,247
       45,000     Royal Dutch Petroleum Co. - NY Shares         1,839,600
        6,700     Spinnaker Exploration Co.*                      143,380
        4,600     St. Mary Land & Exploration Co.                 117,852
        1,179     Total SA                                        154,893
        4,700     Ultra Petroleum Corp.*                           47,000
        4,400     Valero Energy Corp.                             161,700
        9,900     Vintage Petroleum, Inc.                          96,822
        5,200     Westport Resources Corp.*                       108,368
       19,099     XTO Energy, Inc.                                372,431
                                                            -------------
                                                               14,776,416
                                                            -------------

              FINANCIALS - 11.58%
                  BANKS - 2.14%

        5,300     Accredited Home Lenders Holding Co.*             57,240
          600     BancFirst Corp.                                  29,898
        4,220     Banco Popular Espanol SA                        204,967
       20,900     Banco Santander Central Hispano SA              164,513
        5,100     BancorpSouth, Inc.                              102,510
        4,500     Bank of Granite Corp.                            78,120
       30,690     Bank of Ireland                                 379,175
       43,400     Bank of New York Co., Inc.                    1,147,930
        4,500     Banknorth Group, Inc.                           107,460
       50,900     Barclays Plc                                    351,925
        4,600     Boston Private Financial Holdings, Inc.          86,710
        2,800     Bryn Mawr Bank Corp.                            100,100
        1,800     Capitol Bancorp Ltd                              38,234
        3,800     Charter One Financial, Inc.                     110,390
        4,145     Chemical Financial Corp.                        122,070
        5,200     Chittenden Corp.                                140,660
        2,600     City National Corp.                             107,042
        3,700     Community First Bankshares, Inc.                 99,608
        2,400     Community Trust Bancorp, Inc.                    64,608
        2,200     Corus Bankshares, Inc.                           94,842
        6,500     Credit Agricole SA                              119,844
        1,900     Credit Lyonnais SA                              118,010
        1,700     Cullen/Frost Bankers, Inc.                       55,743
       23,100     Danske Bank A/S                                 445,147
        8,300     Dime Community Bancshares                       191,398
        4,400     East West Bancorp, Inc.                         148,940
       16,000     Fifth Third Bancorp                             788,640
          700     First Citizens BancShares, Inc., Class A         68,082
        1,800     First Financial Bankshares, Inc.                 72,034
        4,200     Golden West Financial Corp.                     316,764
        2,900     Greenpoint Financial Corp.                      138,504


                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                          VALUE
------                                                          -----

                  BANKS (CONTINUED)

      205,000     Grupo Financiero BBVA Bancomer,
                  Class B*                                  $     177,915
        1,000     Hancock Holding Co.                              45,250
        1,810     MainSource Financial Group, Inc.                 43,748
        1,500     MASSBANK Corp.                                   46,243
        3,400     Merchants Bancshares, Inc.                       79,390
        6,500     Mid-State Bancshares                            119,600
        4,300     North Fork Bancorporation, Inc.                 139,148
        3,000     Northrim BanCorp., Inc.                          45,300
        1,000     Omega Financial Corp.                            35,030
        5,800     Prosperity Bancshares, Inc.                     102,196
        7,000     Riggs National Corp.                             96,880
       26,587     Royal Bank of Scotland Group Plc                697,872
      298,200     Siam Commercial Bank Public
                  Co., Ltd. Registered*                           238,435
        1,600     Simmons First National Corp., Class A            60,224
        9,800     Sovereign Bancorp, Inc.                         151,410
       35,080     Standard Chartered Plc                          391,663
        4,600     Trico Bancshares                                112,838
        5,330     UBS AG, Registered Shares                       253,173
        5,600     UCBH Holdings, Inc.                             142,464
      121,500     UniCredito Italiano SpA                         532,529
        5,100     W Holding Co., Inc.                             100,419
        5,100     Webster Financial Corp.                         191,454
        1,600     Whitney Holding Corp.                            54,048
                                                            -------------
                                                                9,908,337
                                                            -------------

                  DIVERSIFIED FINANCIALS - 5.13%

        1,700     Bear Stearns Cos, Inc.                          113,628
       13,400     Cash America International, Inc.                137,484
      193,350     Citigroup, Inc.                               7,588,987
        3,000     CompuCredit Corp.*                               22,710
       20,900     Fannie Mae                                    1,512,951
       27,801     Freddie Mac                                   1,609,678
       13,250     Goldman Sachs Group, Inc.                     1,005,675
       10,200     ING Groep NV                                    165,937
        7,300     Investors Financial Services Corp.              159,213
       11,400     Janus Capital Group, Inc.                       158,460
        3,000     Jefferies Group, Inc.                           116,460
       87,200     J.P. Morgan Chase & Co.                       2,559,320
        1,200     Legg Mason, Inc.                                 65,160
        1,900     Lehman Brothers Holdings, Inc.                  119,643
       13,300     Metris Cos, Inc.*                                48,013
       10,900     MFC Bancorp, Ltd.                                90,143
        1,550     Moody's Corp.                                    74,849
        3,700     MTC Technologies, Inc.*                          62,900
       18,000     Nomura Holdings, Inc.                           178,519
        5,200     SLM Corp.                                       582,400
       80,000     SPDR Trust Series 1                           7,352,800
                                                            -------------
                                                               23,724,930
                                                            -------------

                  INSURANCE - 3.31%

       27,500     AMBAC Financial Group, Inc.                   1,604,625
       70,400     American International Group, Inc.            4,079,680
        2,000     AmerUs Group Co.                                 52,380


SHARES                                                          VALUE
------                                                          -----

                  INSURANCE (CONTINUED)

           57     Berkshire Hathaway, Inc., Class A*        $   3,979,458
        1,900     Brown & Brown, Inc.                              67,963
        1,500     Cincinnati Financial Corp.                       55,275
        2,200     Commerce Group, Inc.                             81,532
        2,900     Converium Holding AG                            131,113
        3,300     Delphi Financial Group, Inc., Class A           145,365
        4,150     Gallagher (Arthur J.) & Co.                     103,709
        4,600     Hilb Rogal & Hamilton Co.                       163,530
       19,200     Irish Life & Permanent Plc                      223,262
          600     Kansas City Life Insurance Co.                   24,408
       48,000     Lincoln National Corp.                        1,534,080
        1,600     Loew's Corp.                                     66,032
        9,600     Marsh & McLennan Cos, Inc.                      457,728
       17,300     MGIC Investment Corp.                           786,458
        2,300     Nationwide Financial
                  Services, Inc., Class A                          64,745
        1,400     Navigators Group, Inc.*                          37,590
        3,800     Philadelphia Consolidated Holding Co.*.         148,238
       10,500     Phoenix Cos, Inc.                                82,950
        5,500     PMI Group, Inc.                                 169,510
        3,600     Radian Group, Inc.                              142,920
        3,500     RLI Corp.                                       103,425
       20,300     St. Paul Cos, Inc.                              697,102
        3,900     Stancorp Financial Group, Inc.                  209,430
        3,700     State Auto Financial Corp.                       69,560
        5,200     Universal American Financial Corp.*              30,316
                                                            -------------
                                                               15,312,384
                                                            -------------

                  REAL ESTATE - 1.00%

        4,050     Alexandria Real Estate Equities, Inc. REIT      171,315
        2,750     Apartment Investment &
                  Management Co., Class A REIT                    103,840
        3,900     Archstone-Smith Trust REIT                       88,920
        2,850     AvalonBay Communities, Inc. REIT                113,687
        2,850     Boston Properties, Inc. REIT                    111,720
        1,650     CarrAmerica Realty Corp. REIT                    43,032
        2,200     Catellus Development Corp.*                      46,596
        1,600     Centerpoint Properties Trust REIT                92,720
        2,400     Chelsea Property Group, Inc. REIT                95,184
        9,450     Cousins Properties, Inc. REIT                   248,157
        3,500     Eastgroup Properties REIT                        90,930
        5,400     Equity Office Properties Trust REIT             140,238
        5,700     Equity One, Inc. REIT                            90,573
        3,700     Equity Residential REIT                          95,867
        1,650     First Industrial Realty Trust, Inc. REIT         46,134
        5,650     General Growth Properties, Inc. REIT            314,253
        3,400     Getty Realty Corp. REIT                          67,626
        9,300     iStar Financial, Inc. REIT                      278,349
        3,500     Keystone Property Trust REIT                     60,200
        4,500     Kimco Realty Corp. REIT                         162,900
        2,400     Liberty Property Trust REIT                      75,096
          600     Manufactured Home
                  Communities, Inc. REIT                           19,224
        3,600     Mid-America Apartment
                  Communities, Inc. REIT                           92,520
       48,000     Mitsubishi Estate Co., Ltd.                     281,357


                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                          VALUE
------                                                          -----

                  REAL ESTATE (CONTINUED)

        6,200     Nationwide Health Properties, Inc. REIT   $      86,800
        5,600     Newcastle Investment Corp.                       97,608
        1,800     Pan Pacific Retail Properties, Inc. REIT         70,416
          500     Parkway Properties, Inc. REIT                    19,310
        1,150     Prentiss Properties Trust REIT                   31,625
        8,250     Prologis REIT                                   212,355
        3,700     PS Business Parks, Inc. REIT                    115,107
        3,700     Public Storage, Inc. REIT                       118,955
        1,400     Reckson Associates Realty Corp. REIT             26,390
        5,400     RFS Hotel Investors, Inc. REIT                   57,996
        4,600     Rouse Co.  REIT                                 159,850
        4,950     Simon Property Group, Inc. REIT                 181,764
        5,000     St. Joe Co.                                     146,500
        5,550     Taubman Centers, Inc. REIT                       97,180
        2,900     United Dominion Realty Trust, Inc. REIT          48,401
        2,200     Universal Health Rlty, Income REIT               57,530
        5,000     Urstadt Biddle Properties, Inc.,
                  Class A REIT                                     61,000
        3,250     Vornado Realty Trust REIT                       123,500
                                                            -------------
                                                                4,642,725
                                                            -------------

              HEALTH CARE - 9.86%
                  BIOTECHNOLOGY - 0.83%

       43,500     Amgen, Inc.*                                  2,666,985
        1,500     Biogen, Inc.*                                    56,985
        7,000     BioMarin Pharmaceuticals, Inc.                   76,860
        3,100     Cell Genesys, Inc.*                              27,652
        6,700     CV Therapeutics, Inc.*                          133,866
        4,550     Gilead Sciences, Inc.*                          209,937
        5,700     Ilex Oncology, Inc.*                             76,323
        1,900     MedImmune, Inc.*                                 67,013
        5,000     Millennium Pharmaceuticals, Inc.*                55,000
        2,800     Neurocrine Biosciences, Inc.*                   126,700
       23,500     Protein Desgn Labs, Inc.*                       233,355
        9,800     Telik, Inc.*                                    128,870
                                                            -------------
                                                                3,859,546
                                                            -------------

                  HEALTH CARE EQUIPMENT & SUPPLIES - 1.51%

        7,400     American Medical Systems
                  Holdings, Inc.*                                 117,438
       17,000     Becton, Dickinson & Co.                         601,800
        3,700     BioLase Technology, Inc.*                        41,736
        8,800     Biomet, Inc.                                    268,048
       17,300     Boston Scientific Corp.*                        744,765
        2,500     Hillenbrand Industries, Inc.                    124,750
        9,800     Integra LifeSciences Holdings Corp.*            261,562
       17,700     Medical Action Industries, Inc.*                201,780
       35,950     Medtronic, Inc.                               1,716,253
        8,700     Noven Pharmaceuticals, Inc.*                     83,781
       15,000     Olympus Optical Co., Ltd.                       260,119
        5,000     ResMed, Inc.*                                   183,400
        2,700     Respironics, Inc.*                              103,734
      113,840     Smith & Nephew Plc                              759,782
        4,500     Sola International, Inc.*                        63,045
        7,300     SonoSite, Inc.*                                 118,260


SHARES                                                          VALUE
------                                                          -----

                  HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)

       18,950     St. Jude Medical, Inc.*                   $     994,117
        2,300     Synovis Life Technologies, Inc.*                 33,672
        2,210     Varian Medical Systems, Inc.*                   119,031
        6,300     Wright Medical Group, Inc.*                     119,574
        2,500     Zoll Medical Corp.*                              80,750
                                                            -------------
                                                                6,997,397
                                                            -------------

                  HEALTH CARE PROVIDERS & SERVICES - 2.40%

        6,800     Accredo Health, Inc.*                           100,436
       58,700     Aetna, Inc.                                   2,923,260
        3,400     American Healthways, Inc.*                       83,946
        4,500     AmerisourceBergen Corp.                         260,325
        9,350     Anthem, Inc.*                                   641,784
       28,050     Cardinal Health, Inc.                         1,550,604
       20,050     Caremark Rx, Inc.*                              399,195
        2,600     Cerner Corp.*                                    51,948
        6,300     Cobalt Corp.*                                   103,635
        5,200     Community Health Systems, Inc.*                  98,800
        3,500     DaVita, Inc.*                                    72,170
       11,000     First Health Group Corp.*                       275,550
        5,700     Genesis Health Ventures, Inc.*                   85,272
        5,900     HCA, Inc.                                       189,390
       12,400     Hooper Holmes, Inc.                              75,020
        6,900     Humana, Inc.*                                    76,245
        2,600     Kindred Healthcare, Inc.*                        38,740
        3,900     Laboratory Corporation
                  of America Holdings*                            114,894
       10,000     LifePoint Hospitals, Inc.*                      195,200
        3,100     Lincare Holdings, Inc.*                          94,147
        4,200     Odyssey HealthCare, Inc.*                       108,528
        2,600     PacifiCare Health Systems*                       82,784
        2,700     Pediatrix Medical Group, Inc.*                   86,049
       11,300     Stewart Enterprises, Inc., Class A*              33,109
        3,400     Sunrise Assisted Living, Inc.*                   91,800
       21,550     UnitedHealth Group, Inc.                      1,985,401
       17,500     US Oncology, Inc.*                              125,650
        4,600     WellChoice, Inc.*                                97,980
       14,000     WellPoint Health Networks, Inc.*              1,063,160
                                                            -------------
                                                               11,105,022
                                                            -------------

                  PHARMACEUTICALS - 5.12%

       25,700     Abbott Laboratories                           1,044,191
        6,100     Adolor Corp.*                                    85,339
        3,800     Alpharma, Inc., Class A                          70,870
        8,800     Andrx Corp.*                                    142,032
        5,400     Atrix Labs, Inc.*                                94,824
        5,000     Barr Laboratories, Inc.*                        278,000
        2,400     Biovail Corp.*                                   86,760
       43,700     Bristol-Myers Squibb Co.                      1,116,098
       16,000     Chugai Pharmaceutical Co., Ltd.                 167,954
       17,943     CSL Ltd                                         175,744
       11,700     Dr. Reddy's Laboratories, Ltd., ADR             221,130
       17,230     GlaxoSmithKline Plc                             345,605
        3,500     InterMune, Inc.*                                 71,155
       53,050     Johnson & Johnson Co.                         2,989,898


                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                          VALUE
------                                                          -----

                  PHARMACEUTICALS (CONTINUED)

       69,450     Merck & Co., Inc.                         $   4,040,601
       13,080     Novartis AG, Registered Shares                  516,538
      235,370     Pfizer, Inc.                                  7,237,628
       15,500     Ranbaxy Laboratories, Ltd., GDR                 241,025
        6,400     Salix Pharmaceuticals Ltd*                       72,128
        6,009     Sanofi-Synthelabo SA                            359,113
        7,400     Sawai Pharmaceutical Co., Ltd.                  178,972
        7,100     Schering AG                                     317,144
        4,500     SFBC International, Inc.*                        70,200
        6,200     SICOR, Inc.*                                    111,166
        5,000     Takeda Chemical Industries Ltd.                 183,490
        5,800     Taro Pharmaceuticals Industries, Ltd.*.         265,408
       35,400     Teva Pharmaceutical Industries, Ltd., ADR     1,653,180
        2,800     Trimeris, Inc.*                                 124,292
       32,450     Wyeth                                         1,412,548
                                                            -------------
                                                               23,673,033
                                                            -------------

              INDUSTRIALS - 6.00%
                  AEROSPACE & DEFENSE - 1.02%

        1,000     Alliant Techsystems, Inc.*                       53,720
        9,400     Armor Holdings, Inc.*                           113,270
        3,700     DRS Technologies, Inc.*                         103,637
       16,300     General Dynamics Corp.                        1,011,741
        3,800     Herley Industries, Inc.*                         61,412
       69,800     Honeywell International, Inc.                 1,647,280
        7,500     Ladish Co., Inc.*                                35,692
        8,100     Lockheed Martin Corp.                           405,405
          600     Northrop Grumman Corp.                           52,770
        3,100     Precision Castparts Corp.                        85,839
       38,800     Raytheon Co.                                  1,161,284
                                                            -------------
                                                                4,732,050
                                                            -------------

                  AIR FREIGHT & LOGISTICS - 0.41%

        2,400     CNF, Inc.                                        72,816
       10,000     Exel Plc                                         95,973
       12,100     FedEx Corp.                                     724,548
        2,700     Hunt (J.B.) Transport Services, Inc.*            93,285
        3,900     Ryder System, Inc.                               96,876
       11,400     United Parcel Service, Inc., Class B            708,168
        3,100     UTI Worldwide, Inc.                              93,310
                                                            -------------
                                                                1,884,976
                                                            -------------

                  AIRLINES - 0.04%

        8,200     AMR Corp.*                                       36,818
        7,100     Atlantic Coast Airlines Holdings, Inc.*          59,285
        5,600     Mesaba Holdings, Inc.*                           34,664
        5,700     Skywest, Inc.                                    72,903
                                                            -------------
                                                                  203,670
                                                            -------------


SHARES                                                          VALUE
------                                                          -----

                  BUILDING PRODUCTS - 0.05%

        3,900     NCI Building Systems, Inc.*               $      62,790
       15,200     US Industries, Inc.*                             72,200
        6,300     Watsco, Inc.                                     97,587
                                                            -------------
                                                                  232,577
                                                            -------------

                  COMMERCIAL SERVICES & SUPPLIES - 1.75%

       49,275     Amadeus Global Travel
                  Distribution SA, Class A*                       246,823
        2,500     Arbitron, Inc.*                                  85,150
        2,700     Banta Corp.                                      83,835
       13,050     BISYS Group, Inc. *                             220,284
        7,600     Brink's Co.                                      96,900
       47,831     Capita Group Plc                                193,948
       13,100     Casella Waste Systems, Inc., Class A*           111,612
       11,400     Cendant Corp.*                                  162,792
       13,200     Century Business Services, Inc.*                 37,224
        5,100     Charles River Associates, Inc.*                 110,364
        4,650     ChoicePoint, Inc.*                              164,052
        5,400     Consolidated Graphics, Inc.*                    103,140
        7,700     Corporate Executive Board Co*                   315,623
        1,600     DST Systems, Inc.*                               49,120
        2,900     Education Management Corp.*                     141,578
        6,000     Electro Rent Corp.*                              59,880
       65,850     First Data Corp.                              2,583,296
        1,900     FTI Consulting, Inc.*                            85,975
        9,500     Half (Robert) International, Inc.*              154,660
        6,000     Imagistics International, Inc.*                 129,120
        4,300     Kroll, Inc.*                                     95,890
        3,100     Manpower, Inc.                                  101,928
        3,400     Paychex, Inc.                                   105,876
        3,100     Republic Services, Inc.*                         66,526
        3,700     SOURCECORP, Inc.*                                58,460
        2,200     Stericycle, Inc.*                                86,438
       14,100     Sylvan Learning Systems, Inc.*                  247,314
          900     TeleTech Holdings, Inc.*                          3,672
        2,200     United Stationers, Inc.*                         59,642
        4,500     Waste Connections, Inc.*                        151,380
       80,700     Waste Management, Inc.                        1,752,804
        3,950     Weight Watchers International, Inc.*            185,571
        3,300     Whitman Education Group, Inc.*                   47,619
                                                            -------------
                                                                8,098,496
                                                            -------------

                  CONSTRUCTION & ENGINEERING - 0.12%

       12,200     Chicago Bridge & Iron Co.
                  NV - NY Shares                                  244,000
       11,200     Comfort Systems USA, Inc.*                       22,064
        3,500     EMCOR Group, Inc.*                              178,745
       17,500     Mastec, Inc.*                                    38,150
        6,100     Shaw Group, Inc. *                               71,065
                                                            -------------
                                                                  554,024
                                                            -------------


                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                          VALUE
------                                                          -----

                  ELECTRICAL EQUIPMENT - 0.14%

        4,400     American Power Conversion Corp.*          $      68,552
        1,900     Genlyte Group, Inc.*                             71,668
       11,800     Harris Corp.                                    337,008
        7,500     Rayovac Corp.*                                   78,000
        2,500     Tecumseh Products Co., Class A                  100,600
                                                            -------------
                                                                  655,828
                                                            -------------

                  INDUSTRIAL CONGLOMERATES - 1.64%

        3,950     3M Co.                                          497,858
        5,000     Carlisle Cos, Inc.                              226,800
        7,800     Denbury Resources, Inc.*                         82,680
      118,600     General Electric Co                           3,492,770
       15,300     Smiths Group Plc                                163,725
       58,100     Textron, Inc.                                 1,713,369
       72,200     Tyco International, Ltd.                      1,126,320
       19,600     Wesfarmers, Ltd.                                300,725
                                                            -------------
                                                                7,604,247
                                                            -------------

                  MACHINERY - 0.45%

        7,300     AGCO Corp.*                                     132,933
        2,200     Alamo Group, Inc.                                25,850
        1,800     Briggs & Stratton Corp.                          81,252
        3,900     Cuno, Inc.*                                     139,776
       28,900     Dover Corp.                                     830,586
        5,400     Esterline Technologies Corp.*                    95,850
        4,100     Harsco Corp.                                    141,327
        3,000     Ingersoll-Rand Co., Class A                     132,240
        5,300     Kadant, Inc.*                                    86,125
        2,400     Mueller Industries, Inc.*                        61,320
        6,000     Navistar International Corp.*                   167,400
        1,800     Oshkosh Truck Corp.                             100,800
        1,700     Parker Hannifin Corp.                            69,156
                                                            -------------
                                                                2,064,615

                                                            -------------

                  ROAD & RAIL - 0.11%

        4,800     Covenant Transport, Inc., Class A*               87,643
        7,500     Genesee & Wyoming, Inc., Class A*               129,750
        4,600     Heartland Express, Inc.*                        105,800
        4,200     Kansas City Southern*                            46,494
        3,000     Old Dominion Freight Line, Inc.*                 99,477
        2,600     U.S. Xpress Enterprises, Inc., Class A*          24,050
                                                            -------------
                                                                  493,214
                                                            -------------

                  TRADING COMPANIES & DISTRIBUTORS - 0.05%

        2,400     Fastenal Co.                                     83,016
        3,650     Grainger (W.W.), Inc.                           168,447
                                                            -------------
                                                                  251,463
                                                            -------------

                  TRANSPORTATION INFRASTRUCTURE - 0.22%

       25,255     ACESA Infraestructuras SA                       328,968
       47,690     BAA Plc                                         368,445


SHARES                                                          VALUE
------                                                          -----

                  TRANSPORTATION INFRASTRUCTURE (CONTINUED)

      170,000     Cosco Pacific, Ltd.                       $     143,864
      508,000     Zhejiang Expressway Co., Ltd., Class H.         193,780
                                                            -------------
                                                                1,035,057
                                                            -------------

              INFORMATION TECHNOLOGY - 7.82%
                  COMMUNICATIONS EQUIPMENT - 0.79%

        5,700     Advanced Fibre Communication, Inc.*              87,210
        7,400     Allen Telecom, Inc.                             100,122
       14,200     Andrew Corp.*                                   108,914
        4,700     Avocent Corp.*                                  139,214
        2,200     Black Box Corp.                                  69,850
        6,600     Cable Desgn Technologies Corp.*                  45,606
      156,350     Cisco Systems, Inc.*                          2,351,504
       22,100     Extreme Networks, Inc.*                          93,483
       11,400     Nokia OYJ ADR                                   188,898
       16,400     Optical Communication Products, Inc.*            18,040
        8,300     QUALCOMM, Inc.                                  264,687
        7,300     Scientific-Atlanta, Inc.                        118,625
        5,200     Tollgrade Communications, Inc.*                  75,452
                                                            -------------
                                                                3,661,605
                                                            -------------

                  COMPUTERS & PERIPHERALS - 1.28%

        7,300     Applied Films Corp.*                            158,775
       14,300     Crossroads Systems, Inc.*                        19,591
       83,750     Dell Computer Corp.*                          2,421,213
       14,000     Dot Hill Systems Corp.*                          93,800
          600     Electronics for Imaging*                         11,541
        1,700     Hutchinson Technology, Inc.*                     40,188
        1,000     Imation Corp.                                    34,300
        3,400     Intergraph Corp.*                                69,360
       13,950     International Business Machines Corp.         1,184,355
        9,800     Iomega Corp.*                                    91,140
       24,250     Lexmark International, Inc.*                  1,806,868
                                                            -------------
                                                                5,931,131
                                                            -------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.63%

        3,400     Amphenol Corp., Class A*                        150,586
          800     Analogic Corp.                                   38,200
        2,500     Anixter International, Inc.*                     57,450
        5,100     Arrow Electronics, Inc.*                         86,088
        7,400     AVX Corp.                                        78,662
        1,100     Benchmark Electronics, Inc.*                     28,545
       44,000     Celestica, Inc.*                                508,640
        7,400     Itron, Inc.*                                    148,148
       10,600     Jabil Circuit, Inc.*                            198,220
          880     Keyence Corp.                                   141,666
        5,700     Littelfuse, Inc.*                               111,492
        3,900     Millipore Corp.*                                133,185
        6,000     MTS Systems Corp.                                75,246
       10,200     NU Horizons Electronics Corp.*                   52,010
        2,700     Photon Dynamics, Inc.*                           59,130
        9,400     Pioneer Standard Electronics, Inc.               91,086
        5,800     Planar Systems, Inc.*                           102,022


                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                          VALUE
------                                                          -----

                  ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)

       14,100     Plexus Corp.*                             $     143,538
        2,500     Samsung Electronics Co., Ltd.
                  GDR, Registered Shares                          312,500
       22,700     Somera Communications, Inc.*                     25,424
        6,850     Symbol Technologies, Inc.                        74,870
        3,400     Tech Data Corp.*                                 81,600
        3,000     Varian, Inc.*                                    94,830
       10,500     Vishay Intertechnology, Inc.*                   131,250
                                                            -------------
                                                                2,924,388
                                                            -------------

                  INTERNET SOFTWARE & SERVICES - 0.08%

        5,400     Fidelity National Information
                  Solutions, Inc.*                                 94,770
        9,500     Matrixone, Inc.*                                 33,250
       20,600     SonicWALL, Inc.*                                 73,542
        4,300     Trizetto Group*                                  23,220
        8,900     Valueclick, Inc.*                                36,045
       12,600     webMethods, Inc.*                               126,756
                                                            -------------
                                                                  387,583
                                                            -------------

                  IT CONSULTING & SERVICES - 0.52%

        5,400     Acxiom Corp.                                     75,384
        4,200     Affiliated Computer Services, Inc.,
                  Class A*                                        200,340
        9,600     American Management Systems*                    118,080
          900     Computer Horizons Corp.*                          3,771
       87,000     Electronic Data Systems Corp.                 1,579,050
       10,000     Indra Sistemas SA                                86,094
       27,000     Management Network Group, Inc.*                  32,940
       21,400     MPS Group, Inc.*                                144,450
        3,800     Priority Healthcare Corp., Class B*              86,640
        3,700     SRA International, Inc., Class A*                87,505
                                                            -------------
                                                                2,414,254
                                                            -------------

                  OFFICE ELECTRONICS - 0.51%

       10,000     Canon, Inc.                                     404,770
      182,200     Xerox Corp.*                                  1,796,492
        2,000     Zebra Technologies Corp., Class A*              133,340
                                                            -------------
                                                                2,334,602
                                                            -------------

                  SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.72%

        9,200     Analog Devices, Inc.*                           304,704
        3,200     ATMI, Inc.*                                      67,517
       14,600     Brooks Automation, Inc.*                        123,662
        4,600     Cymer, Inc.*                                    131,330
        7,300     DSP Group, Inc.*                                152,570
        4,000     Dupont Photomasks, Inc.*                         74,360
       21,400     Entegris, Inc.*                                 245,458
        2,500     Exar Corp.*                                      36,875
        4,900     Helix Technology Corp.                           56,448
        2,100     Integrated Circuit Systems, Inc.*                45,612
        7,600     Integrated Device Technology, Inc.*              78,508


SHARES                                                          VALUE
------                                                          -----

                  SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)

       63,050     Intel Corp.                               $   1,160,120
       12,100     Intersil Corp., Class A*                        223,850
        8,800     Linear Technology Corp.                         303,336
       22,100     Marvell Technology Group, Ltd.*                 510,046
        4,900     Maxim Integrated Products, Inc.                 192,521
       57,270     Microchip Technology, Inc.                    1,190,643
        6,100     Mykrolis Corp.*                                  48,922
        3,600     National Semiconductor Corp.*                    67,428
        5,000     Novellus Systems, Inc.*                         140,200
        5,100     Pericom Semiconductor Corp.*                     43,248
       91,200     PMC - Sierra, Inc.*                             752,400
        2,500     Rohm Co., Ltd.                                  258,020
        8,100     Skyworks Solutions, Inc.*                        43,335
       47,800     Taiwan Semiconductor
                  Manufacturing Co., Ltd., ADR*                   400,086
       41,600     Texas Instruments, Inc.                         769,184
        8,200     Tokyo Electron Ltd                              307,810
       12,600     Zoran Corp.*                                    224,154
                                                            -------------
                                                                7,952,347
                                                            -------------

                  SOFTWARE - 2.29%

       11,600     Activision, Inc.*                               177,480
        6,600     Amdocs Ltd.*                                    116,556
       45,950     BEA Systems, Inc.*                              492,125
        5,900     BMC Software, Inc.*                              88,028
       16,900     Borland Software Corp.*                         153,283
        6,700     Dassault Systemes SA                            193,949
       12,000     Electronic Arts, Inc.*                          711,239
        8,500     Henry (Jack) & Associates                       110,755
        8,600     Intuit, Inc.*                                   333,508
        4,150     Mercury Interactive Corp.*                      140,851
      190,400     Microsoft Corp.                               4,868,528
        5,150     Network Associates, Inc.*                        58,864
       20,700     Novell, Inc.*                                    56,925
       17,750     Oracle Corp.*                                   210,870
        9,300     Pervasive Software, Inc.*                        45,663
       13,400     PLATO Learning, Inc.*                            62,310
        4,900     Reynolds & Reynolds Co. , Class A               141,169
        5,100     SafeNet, Inc.*                                  120,666
       40,750     SAP AG, ADR                                   1,039,533
        9,200     Secure Computing Corp.*                          52,716
        7,950     Siebel Systems, Inc.*                            68,926
        6,300     Sybase, Inc.*                                    80,640
       21,735     Symantec Corp.*                                 955,253
        9,900     THQ, Inc.*                                      139,887
        7,750     Veritas Software Corp.*                         170,577
                                                            -------------
                                                               10,590,301
                                                            -------------

              MATERIALS - 2.34%
                  CHEMICALS - 0.74%

        2,900     Air Products & Chemicals, Inc.                  124,903
       46,900     Akzo Nobel NV, ADR                            1,043,525
        5,500     Cytec Industries, Inc.*                         176,055
        3,400     Eastman Chemical Co.                            103,802


                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                          VALUE
------                                                          -----

                  CHEMICALS (CONTINUED)

        1,400     Ecolab, Inc.                              $      71,526
        3,500     Engelhard Corp.                                  85,925
          910     Givaudan, Registered Shares                     352,648
        3,200     HB Fuller Co.                                    78,496
        6,300     International Flavors & Fragrances, Inc.        200,214
        1,589     L'Air Liquide SA                                241,093
        7,000     Lubrizol Corp.                                  221,270
        2,000     Minerals Technologies, Inc.                      88,500
        1,600     PPG Industries, Inc.                             77,616
        2,400     Praxair, Inc.                                   139,392
        3,800     Schulman (A.), Inc.                              62,164
        1,700     Scotts Co. , Class A*                            96,815
        9,100     Shin-Etsu Chemical Co., Ltd.                    272,817
                                                            -------------
                                                                3,436,761
                                                            -------------

                  CONSTRUCTION MATERIALS - 0.09%

        3,500     Amcol International Corp.                        21,350
        2,600     Centex Construction Products, Inc.              100,490
      103,000     Siam Cement Public Co., Ltd.                    290,954
                                                            -------------
                                                                  412,794
                                                            -------------

                  CONTAINERS & PACKAGING - 0.19%

       50,730     Amcor Ltd                                       264,006
        3,400     Aptargroup, Inc.                                117,028
        7,200     Constar International, Inc.*                     52,200
       10,100     Crown Holdings, Inc.*                            53,530
        3,000     Greif, Inc., Class A                             61,350
        8,400     Jarden Corp.*                                   247,800
        3,300     Packaging Corporation of America*                62,073
                                                            -------------
                                                                  857,987
                                                            -------------

                  METALS & MINING - 0.58%

       68,000     Barrick Gold Corp.                            1,016,600
       71,999     BHP Billiton, Ltd.                              407,608
          300     Carpenter Technology Corp.                        3,918
       16,000     Nucor Corp.                                     653,600
        8,000     Peabody Energy Corp.                            224,800
       15,696     Rio Tinto Plc                                   300,274
        6,600     RTI International Metals, Inc.*                  66,660
                                                            -------------
                                                                2,673,460
                                                            -------------

                  PAPER & FOREST PRODUCTS - 0.74%

        1,800     Boise Cascade Corp.                              41,346
       24,500     Bowater, Inc.                                   953,785
       96,050     Georgia-Pacific Corp.                         1,483,012
        2,800     Glatfelter                                       32,060
        7,450     MeadWestvaco Corp.                              175,745
       18,400     Stora Enso Oyj, Class R                         200,381
        5,800     Svenska Cellulosa AB, Class B                   196,558
       12,850     UPM-Kymmene Oyj                                 188,215
        3,200     Weyerhaeuser Co.                                158,688
                                                            -------------
                                                                3,429,790
                                                            -------------


SHARES                                                          VALUE
------                                                          -----

              TELECOMMUNICATION SERVICES - 2.54%
                  DIVERSIFIED TELECOMMUNICATION - 1.91%

       98,400     BellSouth Corp.                           $   2,508,216
        8,200     Covad Communications Group, Inc.*                 5,904
        3,900     North Pittsburgh Systems, Inc.                   53,859
            1     Qwest Communications
                  International, Inc.*                                  4
      119,300     SBC Communications, Inc.                      2,786,848
       55,707     Telefonica SA                                   617,255
       76,700     Verizon Communications, Inc.                  2,867,046
                                                            -------------
                                                                8,839,132
                                                            -------------

                  WIRELESS TELECOMMUNICATION SERVICES - 0.63%

      117,075     AT&T Wireless Services, Inc.*                   756,304
        4,800     Metro One Telecommunications*                    31,056
        5,800     Mobile TeleSystems, ADR*                        278,400
          163     NTT DoCoMo, Inc.                                336,732
       27,815     Orange SA*                                      223,298
        4,000     Telephone & Data Systems, Inc.                  172,360
      419,500     Vodafone Group Plc                              828,699
       14,500     Vodafone Group Plc, ADR                         286,520
                                                            -------------
                                                                2,913,369
                                                            -------------

              UTILITIES - 1.82%
                  ELECTRIC UTILITIES - 1.24%

        3,100     Allete, Inc.                                     73,656
       41,500     American Electric Power Co., Inc.             1,094,770
        5,700     Central Vermont Public Service Corp.            100,833
        3,900     CH Energy Group, Inc.                           163,995
       24,000     Consolidated Edison, Inc.                       932,880
        6,900     El Paso Electric Co.                             78,246
        2,100     Entergy Corp.                                    97,881
        2,700     Exelon Corp.                                    143,208
      374,000     Huaneng Power International, Inc.,
                  Class H                                         354,864
        1,300     Maine Public Service Co.                         39,650
        2,300     MGE Energy, Inc.                                 66,445
       56,600     National Grid Transco Plc                       372,097
        9,200     Northeast Utilities                             137,264
       68,900     PG&E Corp.*                                   1,032,122
        1,700     PPL Corp.                                        61,540
        3,600     Progress Energy, Inc.                           150,408
       43,000     TXU Corp.                                       856,560
                                                            -------------
                                                                5,756,419
                                                            -------------

                  GAS UTILITIES - 0.17%

        2,600     Cascade Natural Gas Corp.                        49,582
       68,200     Centrica Plc                                    181,361
      146,000     Hong Kong & China Gas                           172,226
        1,800     Northwest Natural Gas Co.                        46,494
       62,300     Snam Rete Gas SpA                               226,387
        4,300     WGL Holdings, Inc.                              116,014
                                                            -------------
                                                                  792,064
                                                            -------------


                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                          VALUE
------                                                          -----

                  MULTI-UTILITIES - 0.41%

       97,700     Duke Energy Corp.                         $   1,718,543
        4,300     Energy East Corp.                                78,346
        3,200     MDU Resources Group, Inc.                        95,232
                                                            -------------
                                                                1,892,121
                                                            -------------
                  TOTAL COMMON STOCKS                         288,605,092
                                                            -------------
                  (Cost $292,498,344)

CONVERTIBLE PREFERRED STOCKS - 0.13%

                  MEDIA - 0.11%

       21,150     News Corp., Ltd. ADR, 4.95%                     496,179
                                                            -------------

                  OIL & GAS - 0.02%

        5,500     Exco Resources, Inc., 5.00%                      98,065
                                                            -------------
                  TOTAL CONVERTIBLE PREFERRED STOCKS              594,244
                                                            -------------
                  (Cost $577,643)

PAR VALUE
---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.34%

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.66%

 $  2,600,000     6.63%, 09/15/09                               3,057,184
                                                            -------------

                  U.S. TREASURY NOTES - 0.38%

    1,375,000     3.00%, 11/15/07                               1,393,853
      350,000     3.88%, 02/15/13                                 349,836
                                                            -------------
                                                                1,743,689
                                                            -------------

                  U.S. TREASURY BONDS - 1.30%

      950,000     7.50%, 11/15/16                               1,251,031
      420,000     8.88%, 08/15/17                                 617,170
    1,150,000     8.13%, 08/15/19                               1,613,054
      850,000     7.88%, 02/15/21                               1,175,191
      425,000     6.13%, 08/15/29                                 502,297
      800,000     5.38%, 02/15/31                                 872,938
                                                            -------------
                                                                6,031,681

                                                            -------------
                  TOTAL U.S. GOVERNMENT
                  AND AGENCY OBLIGATIONS                       10,832,554
                                                            -------------
                  (Cost $9,567,874)

MORTGAGE-BACKED SECURITIES - 9.18%

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.22%

    2,371,432     6.12%, 10/01/08, Pool #380999                 2,575,629
      202,495     6.00%, 01/01/09, Pool #269929                   213,685
       76,763     6.50%, 03/01/11, Pool #343824                    81,549
       65,164     6.00%, 06/01/14, Pool #484967                    68,441


PAR VALUE                                                       VALUE
---------                                                       -----

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

 $    741,628     6.00%, 06/01/14, Pool #499193             $     778,924
      286,252     6.00%, 06/01/14, Pool #500131                   300,647
      479,293     7.00%, 03/01/15, Pool #535200                   512,049
      344,045     7.50%, 06/01/15, Pool #540078                   369,067
      152,049     7.50%, 08/01/15, Pool #548844                   163,108
      164,950     7.50%, 09/01/15, Pool #552002                   176,947
    1,517,924     5.50%, 05/01/16, Pool #357124                 1,580,073
       73,861     7.00%, 07/01/16, Pool #253881                    78,895
    3,022,011     5.50%, 12/01/18, Pool #555291                 3,145,860
       69,095     6.50%, 01/01/26, Pool #303676                    72,448
      141,121     8.00%, 12/01/29, Pool #535031                   153,288
      190,148     8.00%, 04/01/30, Pool #526425                   206,089
       42,660     8.00%, 04/01/30, Pool #537131                    46,237
      147,204     8.00%, 04/01/30, Pool #531218                   159,544
       92,737     8.00%, 04/01/30, Pool #534220                   100,511
       47,472     8.00%, 05/01/30, Pool #534205                    51,451
      353,363     7.50%, 02/01/31, Pool #595387                   376,664
      651,784     7.00%, 02/01/31, Pool #567157                   688,938
    1,741,285     7.00%, 07/01/31, Pool #596213                 1,839,788
      119,166     8.00%, 07/01/31, Pool #593098                   128,687
    3,029,718     6.50%, 08/01/31, Pool #595999                 3,165,527
      194,117     7.50%, 08/01/31, Pool #253929                   206,861
    2,172,919     6.50%, 10/01/31, Pool #254007                 2,270,321
                                                            -------------
                                                               19,511,228
                                                            -------------

                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.16%

       80,291     6.00%, 04/15/13, Pool #471839                    85,022
       97,495     6.50%, 05/15/13, Pool #473566                   104,314
       79,917     6.50%, 06/15/13, Pool #476470                    85,506
      126,425     6.50%, 08/15/13, Pool #486453                   135,267
       32,982     6.50%, 11/15/13, Pool #454228                    35,289
       82,159     6.50%, 11/15/13, Pool #477529                    87,906
      298,177     6.50%, 11/15/13, Pool #483663                   319,032
       87,489     6.50%, 11/15/13, Pool #493623                    93,608
    1,160,768     7.00%, 11/15/13, Pool #780921                 1,249,881
      213,578     6.50%, 07/15/14, Pool #494014                   228,400
      135,194     9.00%, 12/15/17, Pool #780201                   150,787
       30,036     7.50%, 06/15/23, Pool #346618                    32,277
      111,512     8.00%, 07/15/25, Pool #409912                   121,846
      153,369     7.50%, 01/15/26, Pool #417191                   164,289
    1,237,846     6.00%, 01/15/29, Pool #473188                 1,302,065
       86,570     6.50%, 01/15/29, Pool #482909                    91,142
      449,247     6.50%, 03/15/29, Pool #464613                   472,975
      334,510     6.50%, 04/15/29, Pool #483349                   352,178
      444,865     6.50%, 04/15/29, Pool #473682                   468,362
      810,827     6.50%, 04/15/29, Pool #488234                   853,653
      974,968     6.50%, 05/15/29, Pool #487199                 1,026,463
      209,390     7.00%, 05/15/29, Pool #507929                   222,281
      501,455     7.50%, 09/15/29, Pool #466164                   535,737
      183,956     7.50%, 09/15/29, Pool #478707                   196,532
       19,167     7.50%, 09/15/29, Pool #510409                    20,478
      195,998     7.50%, 09/15/29, Pool #511482                   209,398
      316,023     7.00%, 09/15/29, Pool #510394                   335,479
      113,932     7.50%, 09/15/29, Pool #510424                   121,721
       40,582     8.50%, 12/15/30, Pool #781222                    43,908
      554,642     7.00%, 06/15/31, Pool #426776                   588,193
      253,659     6.50%, 07/15/31, Pool #555841                   266,768
                                                            -------------
                                                               10,000,757
                                                            -------------


                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                       VALUE
---------                                                       -----

                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.69%

 $    333,670     6.50%, 02/01/11, Pool #G10473, Gold       $     353,515
      189,066     6.50%, 04/01/11, Pool #E00426, Gold             200,135
      307,832     6.50%, 04/01/11, Pool #E63949, Gold             325,854
      208,924     6.50%, 05/01/11, Pool #E64054, Gold             221,156
      228,488     6.50%, 10/01/11, Pool #E20269, Gold             242,983
       93,811     7.50%, 07/01/15, Pool #E80965, Gold             100,648
        3,772     7.50%, 08/01/15, Pool #E81252, Gold               4,046
      206,204     8.00%, 09/01/15, Pool #E00881, Gold             224,434
      110,798     6.50%, 07/01/16, Pool #E00996, Gold             116,991
       72,035     6.50%, 04/01/26, Pool #D70880, Gold              75,418
      213,325     6.50%, 04/01/26, Pool #G00467, Gold             223,345
      269,660     6.50%, 06/01/26, Pool #C80406, Gold             282,325
      178,334     6.50%, 02/01/27, Pool #D77810, Gold             186,480
      279,239     6.50%, 02/01/27, Pool #D78116, Gold             291,994
      125,868     6.50%, 02/01/27, Pool #D78152, Gold             131,617
      248,121     6.50%, 03/01/27, Pool #D78905, Gold             259,454
      493,551     6.50%, 03/01/27, Pool #D79051, Gold             516,731
      432,491     7.00%, 07/01/28, Pool #C00632, Gold             456,677
      590,768     6.50%, 09/01/28, Pool #C00647, Gold             617,381
      199,704     7.00%, 04/01/29, Pool #C00756, Gold             210,871
      267,351     7.50%, 01/01/30, Pool #C35185, Gold             285,348
      301,959     7.00%, 01/01/30, Pool #C35372, Gold             318,660
      558,353     6.50%, 06/01/31, Pool #C01184, Gold             582,954
       97,540     7.00%, 06/01/31, Pool #C01188, Gold             102,871
      138,535     6.50%, 07/01/31, Pool #C55192, Gold             144,690
    1,268,926     7.00%, 08/01/31, Pool #C01211, Gold           1,338,269
                                                            -------------
                                                                7,814,847
                                                            -------------

                  OTHER MORTGAGE-BACKED SECURITIES - 1.11%

      196,978     American Mortgage Trust
                  8.30%, 09/27/22                                 177,280
    1,200,000     Federal National Mortgage Association
                  Series 2003-21, Class PH
                  4.50%, 04/25/13                               1,244,274
    1,200,000     Federal National Mortgage Association
                  Series 2003-24, Class LC
                  5.00%, 12/25/15                               1,255,328
    2,000,000     GS Mortgage Securities Corp. II
                  Series 1998-C1, Class A-2
                  6.62%, 10/18/30                               2,241,920
      220,460     Rural Housing Trust,
                  Series 1987-1, Class D, CMO
                  6.33%, 04/01/26                                 226,643
                                                            -------------
                                                                5,145,445
                                                            -------------
                  TOTAL MORTGAGE-BACKED SECURITIES             42,472,277
                                                            -------------
                  (Cost $39,921,863)

CORPORATE NOTES AND BONDS - 17.71%

      225,000     Advance PCS
                  8.50%, 04/01/08                                 244,125
       65,000     Airgas Inc.
                  9.13%, 01/10/00                                  72,800
      700,000     Allied Waste North America, Inc., Series B
                  7.88%, 01/01/09                                 721,000


PAR VALUE                                                       VALUE
---------                                                       -----

 $    150,000     American Axle & Manufacturing, Inc.
                  Senior Subordinate Note
                  9.75%, 03/01/09                           $     163,875
      620,000     AmerisourceBergen Corp. Senior Note
                  8.13%, 09/01/08                                 678,900
      750,000     AOL Time Warner, Inc.
                  6.88%, 05/01/12                                 817,740
      250,000     AOL Time Warner, Inc.
                  7.63%, 04/15/31                                 276,650
      300,000     AOL Time Warner, Inc.
                  7.70%, 5/01/32                                  335,232
      300,000     AT&T Corp., Senior Note
                  8.00%, 11/15/31                                 331,500
      640,000     AT&T Wireless Services, Inc., Senior Note
                  7.88%, 03/01/11                                 738,093
      675,000     BAE Systems Holdings, Inc.
                  6.40%, 12/15/11 (C)                             720,792
      450,000     Baker Hughes, Inc., Senior Note
                  6.88%, 01/15/29                                 515,493
      700,000     Ball Corp.
                  6.88%, 12/15/12                                 735,000
      250,000     Burlington Northern Railroad Co., Series H
                  9.25%, 10/01/06                                 295,450
      300,000     Burlington Northern Santa Fe Corp., Debenture
                  7.00%, 12/15/25                                 337,650
      200,000     Burlington Northern Santa Fe Corp., Debenture
                  6.88%, 02/15/16                                 231,922
      280,000     Cascades, Inc., Senior Note
                  7.25%, 02/15/13 (C)                             295,400
      345,000     Chesapeake Energy Corp., Senior Note
                  7.50%, 09/15/13 (C)                             363,975
      450,000     Cinemark USA, Inc., Senior Subordinate Note
                  9.00%, 02/01/13 (C)                             486,000
      305,000     Coca-Cola Enterprises, Debenture
                  6.95%, 11/15/26                                 357,143
      350,000     Constar International, Inc.,
                  Senior Subordinate Note
                  11.00%, 12/01/12                                367,500
      700,000     Constellation Brands, Inc., Series B
                  8.13%, 01/15/12                                 742,000
      700,000     Cott Beverages USA, Inc.
                  8.00%, 12/15/11                                 754,250
    1,350,000     Countrywide Home Loans, Inc.
                  6.85%, 06/15/04                               1,426,018
    1,500,000     Cox Communications, Inc.
                  7.75%, 11/01/10                               1,780,470
      100,000     CSC Holdings, Debenture
                  8.13%, 08/15/09                                 106,250
      445,000     CSC Holdings, Senior Subordinate Debenture
                  9.88%, 02/15/13                                 467,250
      200,000     CSC Holdings, Senior Subordinate Debenture
                  10.50%, 05/15/16                                225,500
      800,000     DaimlerChrysler NA Holding Corp.
                  7.40%, 01/20/05                                 866,512
      750,000     Devon Financing Corp. ULC
                  6.88%, 09/30/11                                 863,070
      250,000     Devon Financing Corp. ULC
                  7.88%, 09/30/31                                 309,132


                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                       VALUE
---------                                                       -----

CORPORATE NOTES AND BONDS (CONTINUED)

 $    500,000     Disney (Walt) Co.
                  7.30%, 02/08/05                           $     541,380
    1,000,000     Disney (Walt) Co., MTN
                  5.80%, 10/27/08                               1,063,430
      575,000     Dex Media East LLC/Dex Media East Finance Co.
                  Senior Subordinate Note
                  12.13%, 11/15/12 (C)                            681,375
      225,000     DirecTV Holdings LLC, Senior Note
                  8.38%, 03/15/13 (C)                             250,313
    1,000,000     El Paso CGP Co.
                  7.50%, 08/15/06                                 920,000
       25,000     Equistar Chemicals LP/Equistar Funding Corp.
                  10.13%, 09/01/08                                 26,250
       75,000     Equistar Chemicals LP/Equistar Funding Corp.
                  Senior Note
                  10.63%, 05/01/11 (C)                             78,750
      155,000     Ethyl Corp., Senior Note
                  8.55%, 05/01/10 (C)                             160,425
      460,000     Extended Stay America, Inc.
                  Senior Subordinate Note
                  9.15%, 03/15/08                                 462,300
    1,850,000     FirstEnergy Corp., Series A
                  5.50%, 11/15/06                               1,964,145
    1,400,000     Florida Windstorm Underwriting Assoc.
                  Series 1999-A
                  7.13%, 02/25/19 (C)                           1,618,652
      600,000     Ford Motor Credit Co.
                  6.88%, 02/01/06                                 619,596
      500,000     Ford Motor Credit Co.
                  7.38%, 02/01/11                                 506,425
    1,000,000     Gannett Co., Inc.
                  5.50%, 04/01/07                               1,093,070
      750,000     General Motors Acceptance Corp.
                  7.25%, 03/02/11                                 783,360
      550,000     General Motors Acceptance Corp.
                  8.00%, 11/01/31                                 571,549
      500,000     Georgia-Pacific Corp.
                  8.88%, 05/15/31                                 445,000
      605,000     Grant Prideco, Inc., Series B
                  9.63%, 12/01/07                                 665,500
    1,000,000     GTE North, Inc., Debenture
                  5.65%, 11/15/08                               1,082,590
      700,000     Harrah's Operating Co., Inc.
                  7.88%, 12/15/05                                 754,250
      800,000     Hasbro, Inc
                  8.50%, 03/15/06                                 868,000
    1,450,000     HCA, Inc.
                  7.13%, 06/01/06                               1,554,777
      700,000     HCA, Inc.
                  8.75%, 09/01/10                                 821,653
      350,000     Health Care, REIT Inc.
                  7.50%, 08/15/07                                 368,585
      315,000     Host Marriott LP, Series I
                  9.50%, 01/15/07                                 330,750
      480,000     Houghton Mifflin Co., Senior Notes
                  9.88%, 02/01/13 (C)                             518,400


PAR VALUE                                                       VALUE
---------                                                       -----

 $  1,100,000     Household Finance Corp.
                  6.50%, 01/24/06                           $   1,212,574
      900,000     Household Finance Corp.
                  6.38%, 10/15/11                                 989,352
      800,000     HSBC Capital Funding LP/Jersey
                  Channel Islands
                  9.55%, 12/31/49 (C)                           1,021,506
    1,000,000     IBM Corp., Debenture
                  7.50%, 06/15/13                               1,241,190
       40,000     IMC Global, Inc.
                  7.63%, 11/01/05                                  40,400
      630,000     Indiana Michigan Power, Series C
                  6.13%, 12/15/06                                 676,960
      700,000     International Game Technology
                  Senior Note
                  8.38%, 05/15/09                                 829,500
    2,250,000     International Lease Finance Corp.
                  6.38%, 03/15/09                               2,419,943
      700,000     Iron Mountain Inc.
                  8.63%, 04/01/13                                 764,750
       75,000     iStar Financial, Inc., Senior Note
                  7.00%, 03/15/08                                  77,625
      340,000     K&F Industries, Inc., Series B
                  Senior Subordinate Note
                  9.63%, 12/15/10                                 366,350
      300,000     Kansas City Southern Railway
                  9.50%, 10/01/08                                 331,500
      126,000     Kansas City Southern Railway
                  7.50%, 06/15/09                                 130,410
      525,000     KB Home, Senior Subordinate Note
                  8.63%, 12/15/08                                 567,000
      150,000     KB Home, Senior Subordinate Note
                  7.75%, 02/01/10                                 157,875
      275,000     Kellogg Co., Series B, Debenture
                  7.45%, 04/01/31                                 336,911
      700,000     Kennametal, Inc., Senior Note
                  7.20%, 06/15/12                                 735,525
      225,000     Kerr-McGee Corp.
                  7.88%, 09/15/31                                 263,831
      700,000     Lamar Media Corp., Senior Subordinated Note
                  7.25%, 01/01/13 (C)                             735,000
      175,000     Lear Corp, Series B
                  7.96%, 05/15/05                                 188,125
      525,000     Lear Corp, Series B
                  8.11%, 05/15/09                                 590,625
       35,000     MacDermid, Inc.
                  9.13%, 07/15/11                                  38,675
      750,000     Marathon Oil Corp.
                  6.00%, 07/01/12                                 811,762
      300,000     Mediacom LLC/Mediacom Capital Corp.,
                  Senior Note
                  9.50%, 01/15/13                                 321,750
      750,000     Nexen, Inc
                  7.88%, 03/15/32                                 858,630
      550,000     Nextel Communications, Inc., Senior
                  Discount Note
                  10.65%, 09/15/07                                576,125
      250,000     Norfolk Southern Corp., Senior Note
                  7.25%, 02/15/31                                 290,842


                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                       VALUE
---------                                                       -----

CORPORATE NOTES AND BONDS (CONTINUED)

 $  1,000,000     Norfolk Southern Railway Co., Series I
                  5.95%, 04/01/08                           $   1,094,510
      800,000     Omnicare Inc., Series B
                  8.13%, 03/15/11                                 880,000
      250,000     Oncor Electric Delivery Corp.
                  6.38%, 05/01/12 (C)                             280,350
      630,000     Owens-Illinois, Inc., Senior Note
                  7.35%, 05/15/08                                 625,275
      850,000     Park Place Entertainment Corp.
                  Senior Subordinate Note
                  9.38%, 02/15/07                                 922,250
      550,000     Pemex Project Fund Master Trust
                  7.88%, 02/01/09                                 624,250
      700,000     Pride International, Inc., Senior Notes
                  10.00%, 06/01/09                                770,000
    1,100,000     Procter & Gamble Co.
                  4.75%, 06/15/07                               1,178,826
    2,000,000     Prudential Insurance Company of America
                  7.65%, 07/01/07 (C)                           2,289,280
      700,000     R.H. Donnelley Finance Corp.
                  Senior Subordinate Note (C)
                  10.88%, 12/15/12                                808,500
    1,750,000     Raytheon Co.
                  8.30%, 03/01/10                               2,116,083
      400,000     Scotts Co.
                  8.63%, 01/15/09                                 424,000
      350,000     Select Medical Corp.
                  Senior Subordinate Note
                  9.50%, 06/15/09                                 374,500
      725,000     Silgan Corp., Senior Subordinate Debenture
                  9.00%, 06/01/09                                 757,625
      595,000     Sinclair Broadcast Group, Inc.
                  8.75%, 12/15/11                                 645,575
      515,000     Six Flags, Inc., Senior Notes
                  9.75%, 06/15/07                                 534,313
       15,000     Six Flags, Inc., Senior Notes
                  9.50%, 02/01/09                                  15,394
      275,000     Southern Power Co., Series B, Senior Note
                  6.25%, 07/15/12                                 305,349
    1,000,000     Southwest Airlines Co., Debenture
                  8.75%, 10/15/03                               1,026,970
      625,000     Sprint Capital Corp.
                  6.13%, 11/15/08                                 631,250
      525,000     Starwood Hotels & Resorts Worldwide, Inc.
                  7.88%, 05/01/12                                 546,000
      700,000     Station Casinos, Inc., Senior Subordinate Note
                  8.88%, 12/01/08                                 735,000
      250,000     Sysco Corp., Debenture
                  6.50%, 08/01/28                                 280,920
      700,000     TCI Communications, Inc., Debenture
                  8.75%, 08/01/15                                 885,955
      200,000     Tele-Communications, Inc., Debenture
                  9.80%, 02/01/12                                 247,626
      785,000     Tenet Healthcare Corp., Senior Note
                  5.38%, 11/15/06                                 761,450
      500,000     Time Warner, Inc.
                  6.95%, 01/15/28                                 514,935


PAR VALUE                                                       VALUE
---------                                                       -----

 $    400,000     Toll Corp.
                  7.75%, 09/15/07                           $     414,000
      600,000     TransAlta Corp., Yankee
                  6.75%, 07/15/12                                 607,980
      700,000     Triad Hospitals, Inc., Series B
                  8.75%, 05/01/09                                 761,250
      230,000     U.S. Bank N.A., Subordinated Note
                  6.38%, 08/01/11                                 261,887
    1,250,000     Unilever Capital Corp.
                  6.75%, 11/01/03                               1,283,900
      420,000     United Parcel Service, Debenture
                  8.38%, 04/01/1930 (B)                           580,360
      500,000     Verizon Wireless Capital LLC
                  5.38%, 12/15/06                                 539,970
      830,000     Wells Fargo Financial, Inc.
                  6.13%, 02/15/06                                 917,117
      700,000     Westport Resources Corp.
                  8.25%, 11/01/11                                 756,000
    1,000,000     Weyerhaeuser Co.
                  6.00%, 08/01/06                               1,077,930
      589,000     Winn-Dixie Stores, Inc.
                  8.88%, 04/01/08                                 633,175
      775,000     WorldCom, Inc. - WorldCom Group
                  8.25%, 05/15/31                                 220,875
      470,000     XTO Energy, Inc., Senior Note
                  7.50%, 04/15/12                                 517,000
      350,000     XTO Energy, Inc., Series B
                  Senior Subordinate Note
                  8.75%, 11/01/09                                 366,625
       75,000     Yum! Brands, Inc., Senior Note
                  7.45%, 05/15/05                                  80,250
       75,000     Yum! Brands, Inc., Senior Note
                  7.65%, 05/15/08                                  82,312
      105,000     Yum! Brands, Inc., Senior Note
                  8.88%, 04/15/11                                 121,537
      455,000     Yum! Brands, Inc., Senior Note
                  7.70%, 07/01/12                                 502,775
                                                            -------------
                  TOTAL CORPORATE NOTES AND BONDS              81,953,082
                                                            -------------
                  (Cost $78,160,852)

ASSET-BACKED SECURITIES - 2.94%

      900,000     Citicorp Lease Pass Thru Certificate
                  Series 1999-1, Class A-2
                  8.04%, 12/15/19 (C)                           1,079,604
    1,200,000     Chase Manhattan Auto Owner Trust
                  Series 2001-B, Class A-4
                  3.80%, 05/15/08                               1,241,940
    1,550,000     Chemical Master Credit Card Trust I
                  Series 1996-2, Class A
                  5.98%, 09/15/08                               1,609,024
    1,125,000     Citibank Credit Card Issuance Trust
                  Series 2002-A, Class A-1
                  4.95%, 02/09/09                               1,204,043
      871,992     Federal Express Corp. Pass Thru Certificate
                  Series 1994-A1,  Class A-310
                  7.53%, 09/23/06                                 973,309


                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

APRIL 30, 2003 (UNAUDITED)

PAR VALUE                                                       VALUE
---------                                                       -----

ASSET-BACKED SECURITIES (CONTINUED)

 $  1,000,000     Honda Auto Receivables Owner Trust
                  Series 2002-3, Class A-3
                  3.00%, 05/18/06                           $   1,006,280
    1,600,000     J.P. Morgan Commercial Mortgage
                  Finance Corp.
                  Series 1999-C7, Class A-2
                  6.51%, 10/15/35                               1,813,007
    1,000,000     LB-UBS Commercial Mortgage Trust
                  Series 2000-C5, Class A-2
                  6.51%, 12/15/26                               1,144,933
    1,200,000     MBNA Master Credit Card Trust
                  Series 1999-M, Class A
                  6.60%, 04/16/07                               1,288,164
    1,014,042     United Airlines Pass Thru Certificate
                  Series 1991, Class A-1
                  9.20%, 03/22/08                                 182,528
      588,020     United Airlines Pass Thru Certificate
                  Series 2000-2, Class A-1
                  7.03%, 10/01/10                                 429,255
    1,600,000     Wells Fargo Auto Trust
                  Series 2001-A, Class A-4
                  5.07%, 03/15/08                               1,649,984
                                                            -------------
                  TOTAL ASSET-BACKED SECURITIES                13,622,071
                                                            -------------
                  (Cost $13,720,377)

FOREIGN BONDS (A) - 0.87%

      700,000     British Sky Broadcasting Plc
                  8.20%, 07/15/09                                 803,152
    1,250,000     Danske Bank A/S
                  6.55%, 09/15/03 (C)                           1,270,688
      250,000     France Telecom
                  9.25%, 03/01/11 (B)                             304,762
      350,000     France Telecom
                  10.00%, 03/01/31 (B)                            463,869
      360,000     Province of Nova Scotia
                  5.75%, 02/27/12                                 400,907
      700,000     Rogers Cable, Inc.
                  7.88%, 05/01/12                                 649,992
      100,000     Republic of South Africa
                  7.38%, 04/25/12                                 112,375
                                                            -------------
                  TOTAL FOREIGN BONDS                           4,005,745
                                                            -------------
                  (Cost $3,765,643)

MUNICIPAL SECURITY - 0.14%

      500,000     New Jersey State, EDA
                  State Pension Funding Revenue
                  Series A, AMT
                  7.43%, 02/15/29
                  Insured: MBIA                                   626,705
                                                            -------------
                  TOTAL MUNICIPAL SECURITY                        626,705
                                                            -------------
                  (Cost $543,455)


PAR VALUE                                                       VALUE
---------                                                       -----

REPURCHASE AGREEMENT - 3.40%

 $ 15,711,000     Repurchase agreement with State Street
                  Bank & Trust Co., dated 04/30/03,
                  due 05/01/03 at 1.230%, collateralized by
                  U.S. Treasury Bonds and Notes with
                  various maturities to 08/15/19,
                  market value $16,049,837
                  (repurchase proceeds $15,711,531)         $  15,711,000
                                                            -------------
                  (Cost $15,711,000)

TOTAL INVESTMENTS - 99.07%                                    458,422,770
                                                            -------------
(Cost $454,467,051)

NET OTHER ASSETS AND LIABILITIES - 0.93%                        4,286,604
                                                            -------------
NET ASSETS - 100.00%                                        $ 462,709,374
                                                            =============

___________________________________________
*            Non-income producing security.
(A)          U.S. Dollar Denominated
(B) Interest rate steps up periodically to maturity. The interest rate shown reflects rate in effect on April 30, 2003.
(C) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. On April 30, 2003, these securities amounted to $12,659,010 or 2.74% of net assets.
(D)          Cost for federal income tax is $454,261,218.

          ACRONYM                    NAME
          -------                    ----

            ADR             American Depositary Receipt
            AMT             Alternative Minimum Tax.  Private activity
                            obligations the interest on which is subject to
                            federal AMT for individuals.
            CMO             Collateralized Mortgage Obligation
            EDA             Economic Development Authority
            MBIA            Municipal Bond Insurance Association
          MSCI EAFE         Morgan Stanley Capital International Europe,
                             Australasia, Far East
            MTN             Medium Term Note
            SPDR            Standard and Poor's Depositary Receipt


                       See Notes to Financial Statements.

                           LIBERTY EQUITY GROWTH FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

COMMON STOCKS - 96.35%

              CONSUMER DISCRETIONARY - 13.80%
                  MEDIA - 3.72%

    1,500,000     Liberty Media Corp., Series A*              $    16,500,000
      400,000     Viacom, Inc., Class B*                           17,364,000
                                                              ---------------
                                                                   33,864,000
                                                              ---------------

                  MULTI-LINE RETAIL - 6.37%

      400,000     Costco Wholesale Corp.*                          13,852,000
      100,000     Kohl's Corp.*                                     5,680,000
      600,000     Target Corp.                                     20,064,000
      325,000     Wal-Mart Stores, Inc.                            18,304,000
                                                              ---------------
                                                                   57,900,000
                                                              ---------------

                  SPECIALTY RETAIL - 3.71%

      400,000     Bed, Bath & Beyond, Inc.*                        15,804,000
      300,000     Home Depot, Inc.                                  8,439,000
      500,000     Staples, Inc.*                                    9,520,000
                                                              ---------------
                                                                   33,763,000
                                                              ---------------

              CONSUMER STAPLES - 8.50%
                  BEVERAGES - 4.31%

      300,000     Anheuser-Busch Cos., Inc.                        14,964,000
      225,000     Coca-Cola Co.                                     9,090,000
      350,000     PepsiCo, Inc.                                    15,148,000
                                                              ---------------
                                                                   39,202,000
                                                              ---------------

                  FOOD & DRUG RETAILING - 0.93%

      275,000     Walgreen Co.                                      8,486,500
                                                              ---------------

                  FOOD PRODUCTS - 1.53%

      450,000     Kraft Foods, Inc.                                13,905,000
                                                              ---------------

                  HOUSEHOLD PRODUCTS - 1.73%

      175,000     Procter & Gamble Co.                             15,723,750
                                                              ---------------

              ENERGY - 8.22%
                  ENERGY EQUIPMENT & SERVICES - 3.73%

      300,000     Baker Hughes, Inc.                                8,400,000
      500,000     National-Oilwell, Inc.*                          10,495,000
      300,000     Noble Corp.*                                      9,285,000
      300,000     Transocean, Inc.*                                 5,715,000
                                                              ---------------
                                                                   33,895,000
                                                              ---------------


SHARES                                                              VALUE
------                                                              -----

                  OIL & GAS - 4.49%

      450,000     BP PLC, ADR                                 $    17,343,000
      300,000     ConocoPhillips                                   15,090,000
      200,000     Kerr-McGee Corp.                                  8,422,000
                                                              ---------------
                                                                   40,855,000
                                                              ---------------

              FINANCIALS - 18.77%
                  BANKS - 7.39%

      275,000     Bank of America Corp.                            20,363,750
      500,000     Bank of New York Co., Inc.                       13,225,000
      450,000     Mellon Financial Corp.                           11,902,500
      450,000     Wells Fargo & Co.                                21,717,000
                                                              ---------------
                                                                   67,208,250
                                                              ---------------

                  DIVERSIFIED FINANCIALS - 7.71%

      600,000     Citigroup, Inc.                                  23,550,000
      225,000     Fannie Mae                                       16,287,750
      225,000     Goldman Sachs Group, Inc.                        17,077,500
      450,000     JP Morgan Chase & Co.                            13,207,500
                                                              ---------------
                                                                   70,122,750
                                                              ---------------

                  INSURANCE - 3.67%

      350,000     American International Group, Inc.               20,282,500
      275,000     Marsh & McLennan Cos., Inc.                      13,112,000
                                                              ---------------
                                                                   33,394,500
                                                              ---------------

              HEALTH CARE - 18.52%
                  BIOTECHNOLOGY - 0.59%

       87,500     Amgen, Inc.*                                      5,364,625
                                                              ---------------

                  HEALTH CARE EQUIPMENT & SUPPLIES - 5.59%

      250,000     Alcon, Inc.*                                     11,012,500
      330,000     Baxter International, Inc.                        7,590,000
      250,000     Boston Scientific Corp.*                         10,762,500
      450,000     Medtronic, Inc.                                  21,483,000
                                                              ---------------
                                                                   50,848,000
                                                              ---------------

                  HEALTH CARE PROVIDERS & SERVICES - 0.67%

       80,000     WellPoint Health Networks, Inc.*                  6,075,200
                                                              ---------------

                  PHARMACEUTICALS - 11.67%

      300,000     Abbott Laboratories                              12,189,000
      210,000     Biovail Corp.*                                    7,591,500
      325,000     Johnson & Johnson Co.                            18,317,000
      200,000     Merck & Co., Inc.                                11,636,000
    1,380,000     Pfizer, Inc.                                     42,435,000
      300,000     Teva Pharmaceutical Industries, Ltd., ADR        14,010,000
                                                              ---------------
                                                                  106,178,500
                                                              ---------------


                       See Notes to Financial Statements.

LIBERTY EQUITY GROWTH FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

              INDUSTRIALS - 11.15%
                  AEROSPACE & DEFENSE - 4.54%

      180,000     L-3 Communications Holdings, Inc.*          $     7,992,000
       75,000     Northrop Grumman Corp.                            6,596,250
      375,000     Raytheon Co.                                     11,223,750
      250,000     United Technologies Corp.                        15,452,500
                                                              ---------------
                                                                   41,264,500
                                                              ---------------

                  COMMERCIAL SERVICES & SUPPLIES - 1.57%

    1,000,000     Cendant Corp.*                                   14,280,000
                                                              ---------------

                  INDUSTRIAL CONGLOMERATES - 3.56%

       70,000     3M Co.                                            8,822,800
      800,000     General Electric Co.                             23,560,000
                                                              ---------------
                                                                   32,382,800
                                                              ---------------

                  MACHINERY - 1.48%

      210,000     Illinois Tool Works, Inc.                        13,435,800
                                                              ---------------

              INFORMATION TECHNOLOGY - 16.43%
                  COMMUNICATIONS EQUIPMENT - 2.23%

      800,000     Cisco Systems, Inc.*                             12,032,000
      500,000     Nokia Oyj, ADR                                    8,285,000
                                                              ---------------
                                                                   20,317,000
                                                              ---------------

                  COMPUTERS & PERIPHERALS - 3.57%

      200,000     Dell Computer Corp.*                              5,782,000
      200,000     IBM Corp.                                        16,980,000
      130,000     Lexmark International, Inc.*                      9,686,300
                                                              ---------------
                                                                   32,448,300
                                                              ---------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.44%

      450,000     Celestica, Inc. (CA)*                             5,202,000
      900,000     Flextronics International, Ltd. (SI)*             7,875,000
                                                              ---------------
                                                                   13,077,000
                                                              ---------------

                  SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.85%

      150,000     Analog Devices, Inc.*                             4,968,000
      500,000     Intel Corp.                                       9,200,000
      200,000     Maxim Integrated Products, Inc.                   7,858,000
      400,000     Teradyne, Inc.*                                   4,640,000
      450,000     Texas Instruments, Inc.                           8,320,500
                                                              ---------------
                                                                   34,986,500
                                                              ---------------

                  SOFTWARE - 5.34%

    1,900,000     Microsoft Corp.                                  48,583,000
                                                              ---------------


SHARES                                                              VALUE
------                                                              -----

              TELECOMMUNICATION SERVICES - 0.62%
                  WIRELESS TELECOMMUNICATION SERVICES - 0.62%

      850,000     American Tower Corp., Class A*              $     5,644,000
                                                              ---------------

              UTILITIES - 0.34%
                  MULTI-UTILITIES & UNREGULATED POWER - 0.34%

      450,000     Williams Cos., Inc.                               3,127,500
                                                              ---------------
                  TOTAL COMMON STOCKS                             876,332,475
                                                              ---------------
                  (Cost $849,344,556)

CONVERTIBLE PREFERRED STOCK - 0.50%

              UTILITIES - 0.50%
                  GAS UTILITIES - 0.50%

      410,000     Williams Cos., Inc., 9.00%                        4,510,000
                                                              ---------------
                  TOTAL CONVERTIBLE PREFERRED STOCK                 4,510,000
                                                              ---------------
                  (Cost $10,250,220)

PAR VALUE
---------

REPURCHASE AGREEMENT - 2.43%

 $ 22,089,000     Repurchase agreement with State Street
                  Bank & Trust Co., dated 04/30/03, due
                  05/01/03 at 1.230%, collateralized
                  by a U.S. Treasury Note maturing
                  11/30/03, market value $22,530,788
                  (repurchase proceeds $22,089,755)
                  (Cost $22,089,000)                               22,089,000
                                                              ---------------
TOTAL INVESTMENTS - 99.28%                                        902,931,475
                                                              ---------------
 (Cost $881,683,776)(A)

NET OTHER ASSETS AND LIABILITIES - 0.72%                            6,548,648
                                                              ---------------
NET ASSETS - 100.00%                                          $   909,480,123
                                                              ===============

__________________________________________
*      Non-income producing security.
(A) Cost for both financial statement and federal income tax purposes is the same.

          ACRONYM                    NAME
          -------                    ----
            ADR             American Depositary Receipt
           (CA)             Canadian Equity
           (SI)             Singapore Equity


                       See Notes to Financial Statements.

                           LIBERTY EQUITY VALUE FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

COMMON STOCKS - 99.85%

              CONSUMER DISCRETIONARY - 12.54%
                  HOTELS, RESTAURANTS & LEISURE - 1.89%

      331,900     Royal Caribbean Cruises Ltd                 $     6,163,383
                                                              ---------------

                  HOUSEHOLD DURABLES - 2.18%

       79,700     Centex Corp.                                      5,261,794
       37,300     KB Home                                           1,837,771
                                                              ---------------
                                                                    7,099,565
                                                              ---------------

                  LEISURE EQUIPMENT & PRODUCTS - 1.46%

      219,500     Mattel, Inc.                                      4,771,930
                                                              ---------------

                  MEDIA - 1.89%

      140,400     Comcast Corp.*                                    4,480,164
       39,100     Meredith Corp.                                    1,689,902
                                                              ---------------
                                                                    6,170,066
                                                              ---------------

                  SPECIALTY RETAIL - 3.53%

      201,100     Foot Locker, Inc.                                 2,212,100
      100,600     Home Depot, Inc.                                  2,829,878
      215,400     Office Depot, Inc.*                               2,726,964
       86,400     TJX Cos., Inc.                                    1,663,200
      201,100     Toys `R' Us, Inc.*                                2,061,275
                                                              ---------------
                                                                   11,493,417
                                                              ---------------

                  TEXTILES & APPAREL - 1.59%

      181,500     Jones Apparel Group, Inc.*                        5,176,380
                                                              ---------------

              CONSUMER STAPLES - 4.90%
                  BEVERAGES - 1.82%

       45,500     Anheuser-Busch Cos., Inc.                         2,269,540
       90,500     Coca-Cola Co.                                     3,656,200
                                                              ---------------
                                                                    5,925,740
                                                              ---------------

                  FOOD & DRUG RETAILING - 1.51%

      343,200     Kroger Co.*                                       4,907,760
                                                              ---------------

                  HOUSEHOLD PRODUCTS - 1.57%

       31,600     Colgate-Palmolive Co.                             1,806,572
       37,000     Procter & Gamble Co.                              3,324,450
                                                              ---------------
                                                                    5,131,022
                                                              ---------------

              ENERGY - 8.42%
                  ENERGY EQUIPMENT & SERVICES - 2.72%

      136,300     BJ Services Co.*                                  4,976,313
       44,700     Nabors Industries Ltd.*                           1,752,240
      120,700     Varco International, Inc.*                        2,123,113
                                                              ---------------
                                                                    8,851,666
                                                              ---------------


SHARES                                                              VALUE
------                                                              -----

                  OIL & GAS - 5.70%

       80,300     Anadarko Petroleum Corp                     $     3,565,320
      426,900     Exxon Mobil Corp.                                15,026,880
                                                              ---------------
                                                                   18,592,200
                                                              ---------------

              FINANCIALS - 33.57%
                  BANKS - 19.69%

      154,600     Bank of America Corp.                            11,448,130
       45,800     Bank One Corp.                                    1,651,090
      316,000     Charter One Financial, Inc.                       9,179,800
       64,500     Comerica, Inc.                                    2,806,395
       70,100     GreenPoint Financial Corp.                        3,347,976
      100,600     National City Corp.                               3,013,976
      130,700     PNC Financial Services Group, Inc.                5,737,730
      301,700     U.S. Bancorp                                      6,682,655
      122,000     Wachovia Corp.                                    4,661,620
      174,400     Washington Mutual, Inc.                           6,888,800
      181,000     Wells Fargo & Co.                                 8,735,060
                                                              ---------------
                                                                   64,153,232
                                                              ---------------

                  DIVERSIFIED FINANCIALS - 7.73%

      206,200     Citigroup, Inc.                                   8,093,350
       50,300     Fannie Mae                                        3,641,217
       35,200     Freddie Mac                                       2,038,080
       23,400     Goldman Sachs Group, Inc.                         1,776,060
      247,800     MBNA Corp.                                        4,683,420
      120,700     Merrill Lynch & Co., Inc.                         4,954,735
                                                              ---------------
                                                                   25,186,862
                                                              ---------------

                  INSURANCE - 6.15%

       48,300     Allstate Corp.                                    1,825,257
      120,700     American International Group, Inc.                6,994,565
      160,900     John Hancock Financial Services, Inc.             4,669,318
       99,100     MBIA, Inc.                                        4,429,770
       53,600     Radian Group, Inc.                                2,127,920
                                                              ---------------
                                                                   20,046,830
                                                              ---------------

              HEALTH CARE - 8.42%
                  HEALTH CARE EQUIPMENT & SUPPLIES - 1.44%

      120,600     Beckman Coulter, Inc.                             4,687,722
                                                              ---------------

                  HEALTH CARE PROVIDERS & Services - 2.12%

      197,300     IMS Health, Inc.                                  3,038,420
      146,100     Omnicare, Inc.                                    3,874,572
                                                              ---------------
                                                                    6,912,992
                                                              ---------------

                  PHARMACEUTICALS - 4.86%

      157,000     Alpharma, Inc., Class A                           2,928,050
       96,800     Bristol-Myers Squibb Co.                          2,472,272
      114,100     Merck & Co., Inc.                                 6,638,338
      130,700     Watson Pharmaceutical, Inc.*                      3,799,449
                                                              ---------------
                                                                   15,838,109
                                                              ---------------


                       See Notes to Financial Statements.

LIBERTY EQUITY VALUE FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

              INDUSTRIALS - 10.16%
                  AEROSPACE & DEFENSE - 3.52%

       34,100     Lockheed Martin Corp.                       $     1,706,705
      150,300     Precision Castparts Corp.                         4,161,807
       90,500     United Technologies Corp.                         5,593,805
                                                              ---------------
                                                                   11,462,317
                                                              ---------------

                  AIR FREIGHT & COURIERS - 1.36%

       74,100     FedEx Corp.                                       4,437,108
                                                              ---------------

                  COMMERCIAL SERVICES & SUPPLIES - 3.85%

      480,900     Cendant Corp.*                                    6,867,252
      152,200     Convergys Corp.*                                  2,468,684
       81,700     First Data Corp.                                  3,205,091
                                                              ---------------
                                                                   12,541,027
                                                              ---------------

                  INDUSTRIAL CONGLOMERATES - 0.60%

       15,500     3M Co.                                            1,953,620
                                                              ---------------

                  MACHINERY - 0.83%

       80,500     SPX Corp.*                                        2,720,900
                                                              ---------------

              INFORMATION TECHNOLOGY - 5.21%
                  COMPUTERS & PERIPHERALS - 1.59%

      157,400     Hewlett-Packard Co.                               2,565,620
       30,700     IBM Corp.                                         2,606,430
                                                              ---------------
                                                                    5,172,050
                                                              ---------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.34%

      148,600     Celestica, Inc.*                                  1,717,816
      301,700     Flextronics International Ltd.*                   2,639,875
                                                              ---------------
                                                                    4,357,691
                                                              ---------------

                  IT CONSULTING & SERVICES - 2.28%

       70,700     Affiliated Computer Services, Inc.,
                    Class A*                                        3,372,390
      123,200     Computer Sciences Corp.*                          4,059,440
                                                              ---------------
                                                                    7,431,830
                                                              ---------------

              MATERIALS - 4.14%
                  CHEMICALS - 2.11%

       59,000     du Pont (E.I.) de Nemours & Co                    2,509,270
       87,800     Sigma Aldrich Corp.                               4,374,196
                                                              ---------------
                                                                    6,883,466
                                                              ---------------


SHARES                                                              VALUE
------                                                              -----

                  CONTAINERS & PACKAGING - 1.52%

      352,000     Smurfit-Stone Container Corp.*              $     4,952,640
                                                              ---------------

                  PAPER & FOREST PRODUCTS - 0.51%

       33,000     Rayonier, Inc.                                    1,661,880
                                                              ---------------

              TELECOMMUNICATION SERVICES - 7.08%
                  DIVERSIFIED TELECOMMUNICATIONS - 7.08%

       89,300     BellSouth Corp.                                   2,276,257
      261,400     SBC Communications, Inc.                          6,106,304
      163,000     Telefonos de Mexico SA, ADR                       4,924,230
      261,300     Verizon Communications, Inc.                      9,767,394
                                                              ---------------
                                                                   23,074,185
                                                              ---------------

              UTILITIES - 5.41%
                  ELECTRIC UTILITIES - 4.02%

       39,300     Hawaiian Electric Industries                      1,625,055
      181,600     Southern Co.                                      5,282,744
      310,300     TXU Corp.                                         6,181,176
                                                              ---------------
                                                                   13,088,975
                                                              ---------------

                  GAS UTILITIES - 0.89%

       74,800     Peoples Energy Corp.                              2,905,980
                                                              ---------------

                  MULTI-UTILITIES & UNREGULATED POWER - 0.50%

       54,400     MDU Resources Group, Inc.                         1,618,944
                                                              ---------------
                  TOTAL COMMON STOCKS                             325,371,489
                                                              ---------------
                  (Cost $316,859,906)

PAR VALUE
---------

REPURCHASE AGREEMENT - 0.38%

 $  1,253,000     Repurchase agreement with State Street
                  Bank & Trust Co., dated 04/30/03, due
                  05/01/03 at 1.230%, collateralized
                  by a U.S. Treasury Bond maturing
                  08/15/14, market value $1,284,856
                  (repurchase proceeds $1,253,043)
                  (Cost $1,253,000)                                 1,253,000
                                                              ---------------
TOTAL INVESTMENTS - 100.23%                                       326,624,489
                                                              ---------------
(Cost $318,112,906)(A)

NET OTHER ASSETS AND LIABILITIES - (0.23)%                           (752,909)
                                                              ---------------
NET ASSETS - 100.00%                                          $   325,871,580
                                                             ================

__________________________________________
*      Non-income producing security.
(A) Cost for both financial statement and federal income tax purposes is the same.

          ACRONYM                    NAME
          -------                    ----
            ADR             American Depositary Receipt


                       See Notes to Financial Statements.

                       LIBERTY INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

COMMON STOCKS - 98.45%

              CONSUMER DISCRETIONARY - 20.92%
                  AUTO COMPONENTS - 0.87%

      176,500     Denso Corp                                  $     2,519,735
       26,500     FCC Co., Ltd.                                       623,110
                                                              ---------------
                                                                    3,142,845
                                                              ---------------

                  AUTOMOBILES - 1.31%

       56,900     Honda Motor Co., Ltd.                             1,887,429
      372,000     Nissan Motor Co., Ltd.                            2,858,414
                                                              ---------------
                                                                    4,745,843
                                                              ---------------

                  HOUSEHOLD DURABLES - 4.74%

      254,021     Koninklijke (Royal) Philips Electronics NV        4,734,630
   19,145,000     Land and Houses Public Co., Ltd., NVDR.           3,307,412
      567,000     Matsushita Electric Industrial Co., Ltd.          4,523,430
      228,100     Pioneer Corp.                                     4,578,090
                                                              ---------------
                                                                   17,143,562
                                                              ---------------

                  INTERNET & CATALOG RETAIL - 0.51%

       49,900     Belluna Co., Ltd.                                 1,827,041
                                                              ---------------

                  MEDIA - 6.47%

      421,100     BEC World Public Co., Ltd.                        2,025,134
      516,600     British Sky Broadcasting Group Plc*               5,358,733
      164,500     JC Decaux SA*                                     1,590,973
      641,300     Pearson Plc                                       5,349,501
      533,476     Reed Elsevier Plc                                 4,258,073
      164,713     VNU NV                                            4,788,308
                                                              ---------------
                                                                   23,370,722
                                                              ---------------

                  MULTI-LINE RETAIL - 3.35%

      100,000     Aeon Co., Ltd.                                    2,275,781
      266,000     Marui Co., Ltd.                                   2,218,156
       22,800     Shinsegae Co., Ltd.                               2,720,988
    1,768,300     Wal-Mart de Mexico SA de CV, Series V             4,886,938
                                                              ---------------
                                                                   12,101,863
                                                              ---------------

                  SPECIALTY RETAIL - 3.17%

    1,125,138     Kingfisher Plc                                    4,400,301
      344,100     Next Plc                                          5,193,071
       33,600     Shimamura Co., Ltd.                               1,862,277
                                                              ---------------
                                                                   11,455,649
                                                              ---------------

                  TEXTILES & APPAREL - 0.50%

       41,400     LVMH Moet Hennessy Louis Vuitton SA               1,809,914
                                                              ---------------



SHARES                                                              VALUE
------                                                              -----

              CONSUMER STAPLES - 10.82%
                  BEVERAGES - 4.20%

      437,900     Diageo Plc                                  $     4,861,073
    1,511,100     Foster's Group Ltd.                               4,239,543
       99,046     Heineken NV                                       3,684,432
       27,125     Pernod-Ricard                                     2,385,335
                                                              ---------------
                                                                   15,170,383
                                                              ---------------

                  FOOD & DRUG RETAILING - 1.32%

       51,400     Carrefour SA                                      2,239,620
      106,000     Seven-Eleven Japan Co., Ltd.                      2,528,048
                                                              ---------------
                                                                    4,767,668
                                                              ---------------

                  FOOD PRODUCTS - 2.39%

       17,350     Nestle SA, Registered Shares                      3,541,078
       58,518     Unilever NV, CVA*                                 3,693,467
       95,000     Yakult Honsha Co., Ltd.                           1,396,120
                                                              ---------------
                                                                    8,630,665
                                                              ---------------

                  HOUSEHOLD PRODUCTS - 1.01%

      207,800     Reckitt Benckiser Plc                             3,667,884
                                                              ---------------

                  PERSONAL PRODUCTS - 0.64%

       32,300     L'Oreal SA*                                       2,313,143
                                                              ---------------

                  TOBACCO - 1.26%

      272,533     Imperial Tobacco Group Plc                        4,564,188
                                                              ---------------

              ENERGY - 3.69%
                  OIL & GAS - 3.69%

      936,600     BP Plc                                            5,940,118
      392,081     ENI SpA                                           5,598,189
       13,592     Total Fina Elf SA                                 1,785,674
                                                              ---------------
                                                                   13,323,981
                                                              ---------------

              FINANCIALS - 16.44%
                  BANKS - 13.52%

       46,900     Banco Popular Espanol SA*                         2,277,946
      231,700     Banco Santander Central Hispano SA                1,823,810
      424,400     Bank of Ireland                                   5,196,014
      567,300     Barclays Plc                                      3,922,342
       72,100     Credit Agricole SA                                1,329,342
       20,900     Credit Lyonnais SA                                1,298,109
      119,700     Danske Bank A/S                                   2,306,671
    4,577,000     Grupo Financiero BBVA Bancomer,
                  SA de CV*                                         3,972,281
       74,039     Kookmin Bank, ADR                                 2,039,774
      304,645     Royal Bank of Scotland Group Plc                  7,996,507


                       See Notes to Financial Statements.

LIBERTY INTERNATIONAL EQUITY FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

                  BANKS (CONTINUED)

    3,656,200     Siam Commercial Bank Public Co., Ltd.*.     $     2,923,424
      437,598     Standard Chartered Ltd.                           4,885,719
       81,700     UBS AG, Registered Shares                         3,880,712
    1,148,200     UniCredito Italiano SpA                           5,032,508
                                                              ---------------
                                                                   48,885,159
                                                              ---------------

                  DIVERSIFIED FINANCIALS - 0.95%

      113,500     ING Groep NV                                      1,846,459
      160,000     Nomura Holdings, Inc.                             1,586,832
                                                              ---------------
                                                                    3,433,291
                                                              ---------------

                  INSURANCE - 1.07%

       32,532     Converium Holding AG                              1,470,814
      204,800     Irish Life & Permanent Plc                        2,381,465
                                                              ---------------
                                                                    3,852,279
                                                              ---------------

                  REAL ESTATE - 0.90%

      557,000     Mitsubishi Estate Co., Ltd.                       3,264,914
                                                              ---------------

              HEALTH CARE - 12.94%
                  HEALTH CARE EQUIPMENT & SUPPLIES - 3.73%

      165,000     Olympus Optical Co., Ltd.                         2,861,312
       59,200     ResMed, Inc.*                                     2,171,456
    1,266,092     Smith & Nephew Plc                                8,450,051
                                                              ---------------
                                                                   13,482,819
                                                              ---------------

                  PHARMACEUTICALS - 9.21%

      216,000     Chugai Pharmaceutical Co., Ltd.                   2,267,383
      108,800     CSL Ltd.                                          1,065,647
      117,900     Dr. Reddy's Laboratories Ltd., ADR                2,228,310
      192,484     GlaxoSmithKline Plc                               3,860,912
      135,640     Novartis AG, Registered Shares                    5,356,516
      165,000     Ranbaxy Laboratories Ltd., GDR                    2,565,750
       82,644     Sanofi-Synthelabo SA*                             4,939,010
       25,800     Schering AG*                                      1,152,437
      110,000     Takeda Chemical Industries Ltd.                   4,036,782
       20,000     Taro Pharmaceuticals Industries*                    915,200
      105,000     Teva Pharmaceutical Industries Ltd., ADR          4,903,500
                                                              ---------------
                                                                   33,291,447
                                                              ---------------

              INDUSTRIALS - 7.65%
                  BUILDING PRODUCTS - 1.84%

    2,355,000     Siam Cement Public Co., Ltd., NVDR                6,652,387
                                                              ---------------


SHARES                                                              VALUE
------                                                              -----

                  COMMERCIAL SERVICES & SUPPLIES - 1.52%

      651,300     Amadeus Global Travel Distribution

                  SA, Class A*                                $     3,262,420
      553,800     Capita Group Plc                                  2,245,580
                                                              ---------------
                                                                    5,508,000
                                                              ---------------

                  INDUSTRIAL CONGLOMERATES - 0.60%

    1,169,300     Big C Supercenter Public Co., Ltd., NVDR            365,790
      170,100     Smiths Group Plc                                  1,820,238
                                                              ---------------
                                                                    2,186,028
                                                              ---------------

                  TRANSPORTATION INFRASTRUCTURE - 3.69%

      401,862     ACESA Infraestructuras SA                         5,234,602
      413,199     BAA Plc                                           3,192,303
    4,494,000     Cosco Pacific Ltd.                                3,803,079
    2,898,000     Zhejiang Expressway Co., Ltd., Class H.           1,105,462
                                                              ---------------
                                                                   13,335,446
                                                              ---------------

              INFORMATION TECHNOLOGY - 7.79%
                  COMMUNICATIONS EQUIPMENT - 0.77%

      168,400     Nokia Oyj                                         2,790,388
                                                              ---------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.84%

       18,810     Keyence Corp.                                     3,028,113
                                                              ---------------

                  IT CONSULTING & SERVICES - 0.26%

      110,500     Indra Sistemas SA                                   951,336
                                                              ---------------

                  OFFICE ELECTRONICS - 1.24%

      111,000     Canon, Inc.                                       4,492,946
                                                              ---------------

                  SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.08%

       27,390     Rohm Co., Ltd.                                    2,826,865
       16,091     Samsung Electronics Co., Ltd.                     4,039,305
      518,000     Taiwan Semiconductor Manufacturing
                  Co., Ltd., ADR*                                   4,335,660
       94,500     Tokyo Electron Ltd.                               3,547,321
                                                              ---------------
                                                                   14,749,151
                                                              ---------------

                  SOFTWARE - 0.60%

       74,900     Dassault Systemes SA                              2,168,177
                                                              ---------------


                       See Notes to Financial Statements.

LIBERTY INTERNATIONAL EQUITY FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

              MATERIALS - 8.19%
                  CHEMICALS - 2.97%

       11,200     Givaudan SA                                 $     4,340,284
       17,000     L'Air Liquide SA                                  2,579,346
      126,900     Shin-Etsu Chemical Co., Ltd.                      3,804,442
                                                              ---------------
                                                                   10,724,072
                                                              ---------------

                  METALS & MINING - 3.49%

    1,515,341     BHP Billiton Ltd.                                 8,578,802
        2,000     Companhia Vale do Rio Doce (A)                           --
      211,200     Rio Tinto Plc                                     4,040,385
                                                              ---------------
                                                                   12,619,187
                                                              ---------------

                  PAPER & FOREST PRODUCTS - 1.73%

      196,853     Stora Enso Oyj, Class R                           2,143,788
       60,900     Svenska Cellulosa AB, Class B                     2,063,851
      139,800     UPM-Kymmene Oyj                                   2,047,667
                                                              ---------------
                                                                    6,255,306
                                                              ---------------

              TELECOMMUNICATION SERVICES - 6.65%
                  DIVERSIFIED TELECOMMUNICATIONS - 2.37%

      772,435     Telefonica SA*                                    8,558,870
                                                              ---------------

                  WIRELESS TELECOMMUNICATION SERVICES - 4.28%

        1,872     NTT DoCoMo, Inc.                                  3,867,249
      296,200     Orange SA*                                        2,377,882
    4,675,000     Vodafone Group Plc                                9,235,199
                                                              ---------------
                                                                   15,480,330
                                                              ---------------

              UTILITIES - 3.36%
                  ELECTRIC UTILITIES - 1.69%

    2,208,000     Huaneng Power International, Inc.,
                  Class H                                           2,095,024
      609,600     National Grid Transco Plc                         4,007,601
                                                              ---------------
                                                                    6,102,625
                                                              ---------------

                  GAS UTILITIES - 1.67%

      767,500     Centrica Plc                                      2,040,975
    1,558,000     Hong Kong & China Gas                             1,837,865
      593,400     Snam Rete Gas SpA                                 2,156,313
                                                              ---------------
                                                                    6,035,153
                                                              ---------------
                  TOTAL COMMON STOCKS                             355,882,775
                                                              ---------------
                  (Cost $364,681,586)



PAR VALUE                                                         VALUE
---------                                                         -----

REPURCHASE AGREEMENT - 2.20%

 $  7,956,000     Repurchase agreement with State Street
                  Bank & Trust Co., dated 04/30/03,
                  due 05/01/03 at 1.230%, collateralized
                  by a U.S. Treasury Bond maturing
                  11/15/08, market value $8,116,200
                  (repurchase proceeds $7,956,272)            $     7,956,000
                                                              ---------------
                  (Cost $7,956,000)

TOTAL INVESTMENTS - 100.65%                                       363,838,775
                                                              ---------------
(Cost $372,637,586)(B)

NET OTHER ASSETS AND LIABILITIES - (0.65)%                         (2,349,571)
                                                              ---------------
NET ASSETS - 100.00%                                          $   361,489,204
                                                              ===============

________________________________________
*      Non-income producing security.
(A) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(B) Cost for both financial statement and federal income tax purposes is the same.

          ACRONYM                    NAME
          -------                    ----

           ADR             American Depositary Receipt
           GDR             Global Depositary Receipt
           NVDR            Non-Voting Depositary Receipt

SUMMARY OF SECURITIES                                     % OF TOTAL
BY COUNTRY                          VALUE                INVESTMENTS
---------------------------------------------------------------------
United Kingdom                  $99,290,753                   27.29%
Japan                            64,681,792                   17.78
France                           26,816,524                    7.37
Spain                            22,108,985                    6.08
Netherlands                      18,747,297                    5.15
Switzerland                      18,589,404                    5.11
Thailand                         15,274,147                    4.20
Australia                        13,883,992                    3.82
Italy                            12,787,009                    3.51
United States*                   10,127,456                    2.78
Mexico                            8,859,219                    2.43
South Korea                       8,800,067                    2.42
Ireland                           7,577,479                    2.08
Finland                           6,981,843                    1.92
Israel                            5,818,700                    1.60
India                             4,794,060                    1.32
Taiwan                            4,335,660                    1.19
Bermuda                           3,803,078                    1.05
China                             3,200,486                    0.88
Denmark                           2,306,671                    0.63
Sweden                            2,063,851                    0.57
Hong Kong                         1,837,865                    0.50
Germany                           1,152,437                    0.32
                               ------------                 -------
                               $363,838,775                  100.00%
                               ============                 =======

*  Includes Repurchase Agreement.


                       See Notes to Financial Statements.

                          LIBERTY LARGE CAP CORE FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

COMMON STOCKS - 99.26%

              CONSUMER DISCRETIONARY - 13.22%
                  HOTELS, RESTAURANTS & LEISURE - 1.83%

      444,352     McDonald's Corp                             $     7,598,419
                                                              ---------------

                  MEDIA - 5.37%

      295,467     Disney (Walt) Co.                                 5,513,414
       54,816     Gannett Co., Inc.                                 4,150,668
       93,305     Omnicom Group, Inc.                               5,775,580
      158,586     Viacom, Inc., Class B*                            6,884,218
                                                              ---------------
                                                                   22,323,880
                                                              ---------------

                  MULTI-LINE RETAIL - 1.12%

      139,791     Target Corp.                                      4,674,611
                                                              ---------------

                  SPECIALTY RETAIL - 4.90%

      194,857     Lowe's Cos., Inc.                                 8,552,274
      147,733     Sherwin-Williams Co.                              4,118,796
      403,863     Staples, Inc.*                                    7,689,552
                                                              ---------------
                                                                   20,360,622
                                                              ---------------

              CONSUMER STAPLES - 7.39%
                  BEVERAGES - 4.35%

      185,722     Anheuser-Busch Cos., Inc.                         9,263,813
      204,090     PepsiCo, Inc.                                     8,833,015
                                                              ---------------
                                                                   18,096,828
                                                              ---------------

                  FOOD & DRUG RETAILING - 0.98%

      244,004     Safeway, Inc.*                                    4,055,347
                                                              ---------------

                  HOUSEHOLD PRODUCTS - 2.06%

      172,487     Kimberly-Clark Corp.                              8,584,678
                                                              ---------------

              ENERGY - 6.87%
                  ENERGY EQUIPMENT & SERVICES - 1.16%

      172,746     Baker Hughes, Inc.                                4,836,888
                                                              ---------------

                  OIL & GAS - 5.71%

      155,292     BP PLC, ADR                                       5,984,954
      115,389     ConocoPhillips                                    5,804,067
      225,006     Exxon Mobil Corp.                                 7,920,211
       95,569     Kerr-McGee Corp.                                  4,024,411
                                                              ---------------
                                                                   23,733,643
                                                              ---------------


SHARES                                                              VALUE
------                                                              -----

              FINANCIALS - 20.58%
                  BANKS - 7.23%

      140,902     Bank of America Corp                        $    10,433,793
      170,536     Bank of New York Co., Inc.                        4,510,677
      217,219     Bank One Corp.                                    7,830,745
      150,963     Wells Fargo & Co.                                 7,285,474
                                                              ---------------
                                                                   30,060,689
                                                              ---------------

                  DIVERSIFIED FINANCIALS - 7.62%

      326,071     Citigroup, Inc.                                  12,798,287
      129,857     Countrywide Financial Corp.                       8,778,333
      344,233     JP Morgan Chase & Co.                            10,103,239
                                                              ---------------
                                                                   31,679,859
                                                              ---------------

                  INSURANCE - 5.73%

      122,196     ACE Ltd.                                          4,042,244
      127,041     AFLAC, Inc.                                       4,155,511
      154,584     American International Group, Inc.                8,958,143
      208,416     Lincoln National Corp.                            6,660,975
                                                              ---------------
                                                                   23,816,873
                                                              ---------------

              HEALTH CARE - 13.73%
                  HEALTH CARE EQUIPMENT & SUPPLIES - 2.81%

      138,382     Guidant Corp.*                                    5,395,514
      131,733     Medtronic, Inc.                                   6,288,933
                                                              ---------------
                                                                   11,684,447
                                                              ---------------

                  HEALTH CARE PROVIDERS & SERVICES - 1.16%

       92,421     CIGNA Corp.                                       4,833,618
                                                              ---------------

                  PHARMACEUTICALS - 9.76%

      164,912     Bristol-Myers Squibb Co.                          4,211,853
      147,789     Johnson & Johnson Co.                             8,329,388
      166,200     Merck & Co., Inc.                                 9,669,516
      402,078     Pfizer, Inc.                                     12,363,898
      137,679     Wyeth                                             5,993,167
                                                              ---------------
                                                                   40,567,822
                                                              ---------------

              INDUSTRIALS - 16.82%
                  AEROSPACE & DEFENSE - 4.69%

      253,257     Honeywell International, Inc.                     5,976,865
      177,603     Raytheon Co.                                      5,315,658
      133,021     United Technologies Corp.                         8,222,028
                                                              ---------------
                                                                   19,514,551
                                                              ---------------

                  COMMERCIAL SERVICES & SUPPLIES - 3.25%

      135,141     Avery Dennison Corp.                              7,163,824
      292,805     Waste Management, Inc.                            6,359,725
                                                              ---------------
                                                                   13,523,549
                                                              ---------------


                       See Notes to Financial Statements.

LIBERTY LARGE CAP CORE FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

                  ELECTRICAL EQUIPMENT - 1.34%

      195,268     Harris Corp                                 $     5,576,854
                                                              ---------------

                  INDUSTRIAL CONGLOMERATES - 4.72%

       69,546     3M Co.                                            8,765,578
      367,967     General Electric Co.                             10,836,628
                                                              ---------------
                                                                   19,602,206
                                                              ---------------

                  MACHINERY - 1.22%

      238,981     Pall Corp.                                        5,047,279
                                                              ---------------

                  ROAD & RAIL - 1.60%

      235,707     Burlington Northern Santa Fe Corp.                6,637,509
                                                              ---------------

              INFORMATION TECHNOLOGY - 12.51%
                  COMMUNICATIONS EQUIPMENT - 0.89%

      471,034     Motorola, Inc.                                    3,725,879
                                                              ---------------

                  COMPUTERS & PERIPHERALS - 2.37%

      116,076     IBM Corp.                                         9,854,852
                                                              ---------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.18%

      386,155     Avnet, Inc.*                                      4,923,476
                                                              ---------------

                  IT CONSULTING & SERVICES - 2.31%

      156,106     Computer Sciences Corp.*                          5,143,693
      245,139     Electronic Data Systems Corp.                     4,449,273
                                                              ---------------
                                                                    9,592,966
                                                              ---------------

                  SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.60%

      358,911     Texas Instruments, Inc.                           6,636,264
                                                              ---------------

                  SOFTWARE - 4.16%

      308,232     BMC Software, Inc.*                               4,598,821
      496,204     Microsoft Corp.                                  12,687,936
                                                              ---------------
                                                                   17,286,757
                                                              ---------------

              MATERIALS - 2.41%
                  CHEMICALS - 1.46%

      124,898     PPG Industries, Inc.                              6,058,802
                                                              ---------------

                  PAPER & FOREST PRODUCTS - 0.95%

      101,040     Bowater, Inc.                                     3,933,487
                                                              ---------------


SHARES                                                              VALUE
------                                                              -----

              TELECOMMUNICATION SERVICES - 4.65%
                  DIVERSIFIED TELECOMMUNICATION - 4.65%

      134,600     BellSouth Corp                              $     3,430,954
      143,388     CenturyTel, Inc.                                  4,222,777
      231,381     SBC Communications, Inc.                          5,405,060
      167,869     Verizon Communications, Inc.                      6,274,943
                                                              ---------------
                                                                   19,333,734
                                                              ---------------

              UTILITIES - 1.08%
                  ELECTRIC UTILITIES - 0.47%

       50,247     Consolidated Edison, Inc.                         1,953,101
                                                              ---------------

                  MULTI-UTILITIES & UNREGULATED POWER - 0.61%

      144,450     Duke Energy Corp.                                 2,540,876
                                                              ---------------
                  TOTAL COMMON STOCKS                             412,650,366
                                                              ---------------
                  (Cost $440,265,826)

PAR VALUE
---------

REPURCHASE AGREEMENT - 0.57%

 $  2,375,000     Repurchase agreement with State Street
                  Bank & Trust Co., dated 04/30/03, due
                  05/01/03 at 1.230%, collateralized
                  by a U.S. Treasury Bond maturing
                  11/15/10, market value $2,426,788
                  (repurchase proceeds $2,375,081)
                  (Cost $2,375,000)                                 2,375,000
                                                              ---------------
TOTAL INVESTMENTS - 99.83%                                        415,025,366
                                                              ---------------
(Cost $442,640,826)(A)

NET OTHER ASSETS AND LIABILITIES - 0.17%                              712,913
                                                              ---------------
NET ASSETS - 100.00%                                          $   415,738,279
                                                              ===============

_________________________________________
*      Non-income producing security.
(A) Cost for both financial statement and federal income tax purposes is the same.

          ACRONYM                    NAME
          -------                    ----
            ADR             American Depositary Receipt


                       See Notes to Financial Statements.

                             LIBERTY SMALL CAP FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

COMMON STOCKS - 91.48%

              CONSUMER DISCRETIONARY - 17.13%
                  AUTO COMPONENTS - 0.99%

      190,670     Cooper Tire & Rubber Co                     $     2,684,634
      199,400     R&B, Inc.*                                        2,115,634
      259,900     Sauer-Danfoss, Inc.                               2,354,694
                                                              ---------------
                                                                    7,154,962
                                                              ---------------

                  HOTELS, RESTAURANTS & LEISURE - 4.35%

      125,875     Applebee's International, Inc.                    3,448,975
      189,220     CEC Entertainment, Inc.*                          5,697,414
      457,000     Checkers Drive-In Restaurants, Inc.*              2,773,990
      264,800     Friendly Ice Cream Corp.*                         1,599,392
      291,900     Jack in the Box, Inc.*                            5,195,820
      227,505     O'Charley's, Inc.*                                4,604,701
      171,500     Ruby Tuesday, Inc.                                3,378,550
      280,350     Ryan's Family Steak Houses, Inc.*                 3,473,536
      110,800     Steak N Shake Co.*                                1,281,956
                                                              ---------------
                                                                   31,454,334
                                                              ---------------

                  HOUSEHOLD DURABLES - 0.85%

      138,850     Bassett Furniture Industries, Inc.                1,706,466
      127,400     Kimball International, Inc., Class B              2,037,126
      256,900     Topps Co., Inc.*                                  2,391,739
                                                              ---------------
                                                                    6,135,331
                                                              ---------------

                  LEISURE EQUIPMENT & PRODUCTS - 0.64%

      117,400     Callaway Golf Co.                                 1,635,382
      186,200     RC2 Corp.*                                        2,956,856
                                                              ---------------
                                                                    4,592,238
                                                              ---------------

                  MEDIA - 4.48%

      229,133     ADVO, Inc.*                                       9,009,510
      331,190     APAC Customer Services, Inc.*                     1,039,937
      302,500     Journal Register Co.*                             5,357,275
      379,100     Paxson Communications Corp.*                      1,311,686
      127,200     Pulitzer, Inc.                                    5,931,336
      285,000     Regent Communications, Inc.*                      1,707,150
      107,800     Scholastic Corp.*                                 3,062,598
      223,100     Sinclair Broadcast Group, Inc., Class A*          2,364,860
      152,400     Young Broadcasting, Inc., Class A*                2,561,844
                                                              ---------------
                                                                   32,346,196
                                                              ---------------

                  SPECIALTY RETAIL - 3.91%

      243,800     American Eagle Outfitters *                       4,266,500
      259,900     Buckle, Inc.*                                     4,678,200
      523,850     InterTAN, Inc.*                                   3,164,054
      169,700     Lithia Motors, Inc., Class A*                     2,253,616
       77,500     O'Reilly Automotive, Inc.*                        2,298,650


SHARES                                                              VALUE
------                                                              -----

                  SPECIALTY RETAIL  (CONTINUED)

      116,700     Rent-A-Center, Inc.*                        $     7,492,140
      220,300     Too, Inc.*                                        4,088,768
                                                              ---------------
                                                                   28,241,928
                                                              ---------------

                  TEXTILES & APPAREL - 1.91%

      246,900     Phillips-Van Heusen Corp.                         3,278,832
      103,600     Rocky Shoes & Boots, Inc.*                          818,440
      300,900     Tommy Hilfiger Corp.*                             2,473,398
      440,600     Unifirst Corp.                                    7,247,870
                                                              ---------------
                                                                   13,818,540
                                                              ---------------

              CONSUMER STAPLES - 3.45%

                  FOOD & DRUG RETAILING - 1.49%

      276,570     Casey's General Stores, Inc.                      3,581,582
       81,100     Ingles Markets, Inc., Class A                       800,457
      134,200     United Natural Foods, Inc.*                       3,917,298
      227,100     Wild Oats Markets, Inc.*                          2,457,222
                                                              ---------------
                                                                   10,756,559
                                                              ---------------

                  FOOD PRODUCTS - 1.96%

      115,400     Corn Products International, Inc.                 3,448,152
      303,200     Delta & Pine Land Co.                             7,052,432
      166,200     Sensient Technologies Corp.                       3,673,020
                                                              ---------------
                                                                   14,173,604
                                                              ---------------

              ENERGY - 6.15%
                  ENERGY EQUIPMENT & SERVICES - 3.40%

      131,500     Atwood Oceanics, Inc.*                            3,425,575
       70,300     Core Laboratories NV*                               703,000
      493,400     Gulfmark Offshore, Inc.*                          6,512,880
      300,000     Hanover Compressor Co.*                           2,523,000
      791,000     Newpark Resources, Inc.*                          3,709,790
      116,100     Oceaneering International, Inc.*                  2,619,216
       79,100     Offshore Logistics, Inc.*                         1,502,900
      164,500     Oil States International, Inc.*                   1,872,010
      110,200     Pride International, Inc.*                        1,710,304
                                                              ---------------
                                                                   24,578,675
                                                              ---------------

                  OIL & GAS - 2.75%

       69,700     3TEC Energy Corp.*                                1,076,865
      124,900     Cimarex Energy Co.*                               2,460,530
      163,000     Exco Resources, Inc.*                             2,872,060
      203,400     Houston Exploration Co.*                          5,689,098
       50,200     Penn Virginia Corp.                               1,955,792
      226,600     Vintage Petroleum, Inc.                           2,216,148
      185,633     XTO Energy, Inc.                                  3,619,844
                                                              ---------------
                                                                   19,890,337
                                                              ---------------


                       See Notes to Financial Statements.

LIBERTY SMALL CAP FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

              FINANCIALS - 9.53%
                  BANKS - 4.77%

      204,100     First Niagara Financial Group, Inc          $     2,479,815
      109,598     Hanmi Financial Corp.                             1,830,287
      227,400     Matrix Bancorp, Inc.*                             2,103,450
      226,125     Oriental Financial Group                          5,562,675
       77,100     Pacific Northwest Bancorp                         2,171,136
      253,125     Republic Bancorp, Inc.                            3,288,094
       55,900     Silicon Valley Bancshares*                        1,306,942
      172,848     Superior Financial Corp.                          3,291,026
      140,000     Taylor Capital Group, Inc.                        2,945,600
      138,900     Webster Financial Corp.                           5,214,306
      287,200     Willow Grove Bancorp, Inc.                        4,319,488
                                                              ---------------
                                                                   34,512,819
                                                              ---------------

                  INSURANCE - 3.00%

      127,420     AmerUs Group Co.                                  3,337,130
      176,200     Horace Mann Educators Corp.                       2,602,474
      256,600     Ohio Casualty Corp.*                              3,213,915
      171,700     Phoenix Cos., Inc.                                1,356,430
       18,300     PICO Holdings, Inc.*                                254,553
      133,100     Presidential Life Corp.                           1,075,448
      130,500     Reinsurance Group of America                      3,738,825
      161,100     Selective Insurance Group, Inc.                   4,041,999
       63,900     United Fire & Casualty Co.                        2,056,302
                                                              ---------------
                                                                   21,677,076
                                                              ---------------

                  REAL ESTATE - 1.76%

      102,600     Corporate Office Properties Trust,
                  Inc., REIT                                        1,564,650
       99,250     Healthcare Realty Trust, Inc., REIT               2,732,352
      166,500     Innkeepers USA Trust, Inc., REIT                  1,255,410
       54,000     Kilroy Realty Corp., REIT                         1,340,280
      277,825     Medical Office Properties, Inc.*(A)               4,450,756
       42,900     SL Green Realty Corp., REIT                       1,382,667
                                                              ---------------
                                                                   12,726,115
                                                              ---------------

              HEALTH CARE - 9.57%
                  BIOTECHNOLOGY - 1.81%

      217,950     BioMarin Pharmaceutical, Inc.*                    2,393,091
      221,200     CV Therapeutics, Inc.*                            4,419,576
      487,100     PRAECIS Pharmaceuticals, Inc.*                    2,133,498
      445,500     Serologicals Corp.*                               4,111,965
                                                              ---------------
                                                                   13,058,130
                                                              ---------------

                  HEALTH CARE EQUIPMENT & SUPPLIES - 4.97%

      176,850     Datascope Corp.                                   5,057,733
      373,300     Invacare Corp.                                   11,926,935
      232,300     Lifecore Biomedical, Inc.*                          885,063
       92,421     Respironics, Inc.*                                3,550,815
      560,500     Thoratec Corp.*                                   7,706,875
      285,700     West Pharmaceutical Services, Inc.                6,813,945
                                                              ---------------
                                                                   35,941,366
                                                              ---------------


SHARES                                                              VALUE
------                                                              -----

                  HEALTH CARE PROVIDERS & SERVICES - 2.19%

      573,500     Beverly Enterprises, Inc.*                  $     1,095,385
       65,800     Proxymed, Inc.*                                     559,300
      535,300     PSS World Medical, Inc.*                          3,217,153
      869,125     Res-Care, Inc.*                                   2,668,214
      230,000     Select Medical Corp.*                             3,891,600
      200,800     Triad Hospitals, Inc.*                            4,419,608
                                                              ---------------
                                                                   15,851,260
                                                              ---------------

                  PHARMACEUTICALS - 0.60%

      497,226     ICN Pharmaceuticals, Inc.                         4,350,727
                                                              ---------------

              INDUSTRIALS - 19.93%
                  AEROSPACE & DEFENSE - 1.14%

      406,765     Armor Holdings, Inc.*                             4,901,518
       54,600     Kaman Corp., Class A                                546,546
      261,300     Ladish Co., Inc.*                                 1,243,527
       83,100     Veridian Corp.*                                   1,578,069
                                                              ---------------
                                                                    8,269,660
                                                              ---------------

                  AIR FREIGHT & COURIERS - 1.42%

      365,100     AirNet Systems, Inc.*                               759,408
      121,500     J. B. Hunt Transport Services, Inc.*              4,197,825
      213,100     Ryder System, Inc.                                5,293,404
                                                              ---------------
                                                                   10,250,637
                                                              ---------------

                  AIRLINES - 0.13%

      176,800     Mesa Air Group, Inc.*                               951,184
                                                              ---------------

                  BUILDING PRODUCTS - 0.65%

      290,800     NCI Building Systems, Inc.*                       4,681,880
                                                              ---------------

                  COMMERCIAL SERVICES & SUPPLIES - 4.13%

       98,800     Capital Environmental Resource, Inc.*               377,416
      343,100     Cornell Cos., Inc.*                               3,688,325
      170,900     G & K Services, Inc., Class A                     4,670,697
      194,400     HMS Holdings Corp.*                                 550,346
      192,800     infoUSA, Inc.*                                    1,017,984
      977,384     Kforce, Inc.*                                     3,889,988
       92,150     Layne Christensen Co.*                              686,518
      173,100     MPW Industrial Services Group, Inc.*                306,387
      169,600     Nashua Corp.*                                     1,500,960
      325,330     NCO Group, Inc.*                                  5,449,278
      420,600     Nextera Enterprises, Inc., Class A*                  92,532
       47,210     RemedyTemp, Inc., Class A*                          552,357
      368,300     SOS Staffing Services, Inc.*                        139,954
      543,000     Spherion Corp.*                                   2,362,050
      246,200     Tetra Tech, Inc.*                                 3,816,100
      138,400     Westaff, Inc.*                                      276,800
       87,100     Willis Lease Finance Corp.*                         452,920
                                                              ---------------
                                                                   29,830,612
                                                              ---------------


                       See Notes to Financial Statements.

LIBERTY SMALL CAP FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

                  CONSTRUCTION & ENGINEERING - 1.61%

      359,500     Chicago Bridge & Iron Co. NV                $     7,190,000
      322,400     Mastec, Inc.*                                       702,832
      323,200     Shaw Group, Inc.*                                 3,765,280
                                                              ---------------
                                                                   11,658,112
                                                              ---------------

                  ELECTRICAL EQUIPMENT - 0.98%

      237,300     Powell Industries, Inc.*                          3,310,335
      301,100     Rayovac Corp.*                                    3,131,440
      108,207     Wood's (T.B.) Corp.                                 654,652
                                                              ---------------
                                                                    7,096,427
                                                              ---------------

                  INDUSTRIAL CONGLOMERATES - 0.10%

       73,600     Lydall, Inc.*                                       699,200
                                                              ---------------

                  MACHINERY - 7.34%

      145,300     AGCO Corp.*                                       2,645,913
      428,605     Albany International Corp., Class A              10,175,083
      261,600     CIRCOR International, Inc.                        4,277,160
      209,400     Denison International Plc, ADR*                   3,821,550
      293,935     Flowserve Corp.*                                  4,538,356
      203,665     Key Technology, Inc.*                             1,835,022
       75,200     Oshkosh Truck Corp.                               4,211,200
      119,600     Pentair, Inc.                                     4,609,384
      197,100     Reliance Steel & Aluminum Co.                     3,350,700
      309,844     Terex Corp.*                                      5,127,918
      204,585     Thomas Industries, Inc.                           5,503,336
      154,200     Valmont Industries, Inc.                          2,979,144
                                                              ---------------
                                                                   53,074,766
                                                              ---------------

                  ROAD & RAIL - 2.43%

      181,300     Arkansas Best Corp.                               4,595,955
      188,945     Kansas City Southern*                             2,091,621
       81,405     Old Dominion Freight Line, Inc.*                  2,699,308
       16,800     P.A.M. Transportation Services, Inc.*               399,000
       69,900     Roadway Corp.                                     2,590,494
      165,300     Werner Enterprises, Inc.                          3,734,127
       51,600     U.S. Freightways Corp.                            1,471,116
                                                              ---------------
                                                                   17,581,621
                                                              ---------------

              INFORMATION TECHNOLOGY - 13.86%
                  COMMUNICATIONS EQUIPMENT - 0.40%

      373,290     NMS Communications Corp.*                           332,228
      489,700     Performance Technologies, Inc.*                   2,512,161
                                                              ---------------
                                                                    2,844,389
                                                              ---------------


SHARES                                                              VALUE
------                                                              -----

                  COMPUTERS & PERIPHERALS - 1.70%

      335,800     Hypercom Corp.*                             $     1,568,186
      168,700     Intergraph Corp.*                                 3,441,480
      396,900     Maxtor Corp.*                                     2,182,950
      133,000     Rimage Corp.*                                     1,383,200
      150,000     Storage Technology Corp.*                         3,708,000
                                                              ---------------
                                                                   12,283,816
                                                              ---------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.28%

      117,700     Analogic Corp.                                    5,620,175
      313,700     Benchmark Electronics, Inc.*                      8,140,515
       47,710     K-Tron International, Inc.*                         741,413
      278,640     Keithley Instruments, Inc.                        3,399,408
      139,500     LeCroy Corp.*                                     1,414,530
      444,212     LSI Industries, Inc.                              4,642,015
      275,600     Pioneer Standard Electronics, Inc.                2,670,564
      273,010     Technitrol, Inc.*                                 4,310,828
                                                              ---------------
                                                                   30,939,448
                                                              ---------------

                  IT CONSULTING & SERVICES - 3.31%

      287,960     Acxiom Corp.*                                     4,019,922
      498,900     Analysts International Corp.*                     1,012,767
      792,500     Computer Task Group, Inc.*                        1,759,350
      197,000     Gartner, Inc., Class A*                           1,564,180
      123,100     Integral Systems, Inc.*                           2,394,295
      185,375     Priority Healthcare Corp., Class B*               4,226,550
      357,230     ProQuest Co.*                                     8,959,328
                                                              ---------------
                                                                   23,936,392
                                                              ---------------

                  SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.94%

      481,400     Anadigics, Inc.*                                  1,001,312
      170,700     Asyst Technologies, Inc.*                           814,239
      182,800     Fairchild Semiconductor International,
                  Inc., Class A*                                    2,169,836
      328,260     Pericom Semiconductor Corp.*                      2,783,645
                                                              ---------------
                                                                    6,769,032
                                                              ---------------

                  SOFTWARE - 3.23%

      415,400     Gerber Scientific, Inc.*                          3,427,050
      160,100     Henry (Jack) & Associates, Inc.                   2,086,103
      369,000     Mapinfo Corp.*                                    1,863,450
      320,215     MSC.Software Corp.*                               1,978,929
      316,500     Progress Software Corp.*                          6,168,585
      479,800     Sybase, Inc.*                                     6,141,440
      120,000     THQ, Inc.*                                        1,695,600
                                                              ---------------
                                                                   23,361,157
                                                              ---------------


                       See Notes to Financial Statements.

LIBERTY SMALL CAP FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

              MATERIALS - 6.65%
                  CHEMICALS - 2.80%

      139,260     Albemarle Corp                              $     3,760,020
      121,900     Calgon Carbon Corp.                                 621,690
      176,060     Fuller (H.B.) Co.                                 4,318,752
      230,200     MacDermid, Inc.                                   5,232,446
      166,900     Olin Corp.                                        3,024,228
      152,200     Spartech Corp.                                    3,295,130
                                                              ---------------
                                                                   20,252,266
                                                              ---------------

                  CONTAINERS & PACKAGING - 1.46%

      286,300     Greif, Inc., Class A                              5,854,835
       78,700     Jarden Corp.*                                     2,321,650
      194,800     Longview Fibre Co.                                1,486,324
      234,650     Peak International, Ltd.*                           901,056
                                                              ---------------
                                                                   10,563,865
                                                              ---------------

                  METALS & MINING - 0.76%

      216,600     GrafTech International, Ltd.*                       870,732
      250,300     Northwest Pipe Co.*                               2,680,713
      160,000     Steel Dynamics, Inc.*                             1,936,000
                                                              ---------------
                                                                    5,487,445
                                                              ---------------

                  PAPER & FOREST PRODUCTS - 1.63%

      198,200     Buckeye Technologies, Inc.*                       1,050,460
      284,840     Glatfelter                                        3,261,418
      250,000     Louisiana-Pacific Corp.*                          2,020,000
      108,700     Rayonier, Inc.                                    5,474,132
                                                              ---------------
                                                                   11,806,010
                                                              ---------------

              TELECOMMUNICATION SERVICES - 0.53%
                  DIVERSIFIED TELECOMMUNICATION - 0.53%

      168,400     CT Communications, Inc.                           1,670,528
      352,300     General Communication, Inc., Class A*             2,181,089
                                                              ---------------
                                                                    3,851,617
                                                              ---------------

              UTILITIES - 4.68%
                  ELECTRIC UTILITIES - 0.87%

      116,700     Great Plains Energy, Inc.                         3,054,039
      125,300     Idacorp, Inc.                                     3,206,427
                                                              ---------------
                                                                    6,260,466
                                                              ---------------

                  GAS UTILITIES - 3.19%

       88,050     Cascade Natural Gas Corp.                         1,679,114
      150,750     New Jersey Resources Corp.                        5,163,188
      146,700     Northwest Natural Gas Co.                         3,789,261
      224,300     NUI Corp.                                         3,155,901
      100,500     South Jersey Industries, Inc.                     3,515,490
      276,500     Southwest Gas Corp.                               5,740,140
                                                              ---------------
                                                                   23,043,094
                                                              ---------------

SHARES                                                              VALUE
------                                                              -----

                  WATER UTILITIES - 0.62%

       90,350     American States Water Co                    $     2,334,644
       94,575     Philadelphia Suburban Corp.                       2,142,124
                                                              ---------------
                                                                    4,476,768
                                                              ---------------
                  TOTAL COMMON STOCKS                             661,230,061
                                                              ---------------
                  (Cost $717,012,262)

CONVERTIBLE PREFERRED STOCKS - 0.78%

                  INSURANCE - 0.52%

      137,000     United Fire & Casualty Co. Series A,
                  6.38%                                             3,753,800
                                                              ---------------

                  OIL & GAS - 0.26%

      105,700     Exco Resources, Inc., 5.00%                       1,884,630
                                                              ---------------
                  TOTAL CONVERTIBLE PREFERRED STOCKS                5,638,430
                                                              ---------------
                  (Cost $5,644,700)

PAR VALUE
---------

REPURCHASE AGREEMENT - 7.56%

 $ 54,598,000     Repurchase agreement with State Street
                  Bank & Trust Co., dated 04/30/03,
                  due 05/01/03 at 1.230%, collateralized
                  by a U.S. Treasury Note maturing
                  02/29/04, market value $55,692,000
                  (repurchase proceeds $54,599,865)                54,598,000
                                                              ---------------
                  (Cost $54,598,000)

TOTAL INVESTMENTS - 99.82%                                        721,466,491
                                                              ---------------
(Cost $777,254,962)(B)

NET OTHER ASSETS AND LIABILITIES - 0.18%                            1,333,200
                                                              ---------------
NET ASSETS - 100.00%                                          $   722,799,691
                                                             ================

__________________________________________
*      Non-income producing security.
(A) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(B) Cost for both financial statement and federal income tax purposes is the same.

          ACRONYM                     NAME
          -------                     ----
            ADR             American Depositary Receipt
            REIT            Real Estate Investment Trust


                       See Notes to Financial Statements.

                       LIBERTY SMALL COMPANY EQUITY FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

COMMON STOCKS - 96.44%

              CONSUMER DISCRETIONARY - 11.85%
                  HOTELS, RESTAURANTS & LEISURE - 2.56%

      506,450     American Classic Voyages Co.*               $           456
      116,100     Applebee's International, Inc.                    3,181,140
       54,100     Red Robin Gourmet Burgers, Inc.*                    827,189
      396,900     Scientific Games Corp., Class A*                  2,587,788
       61,500     Station Casinos, Inc.*                            1,329,015
                                                              ---------------
                                                                    7,925,588
                                                              ---------------

                  HOUSEHOLD DURABLES - 1.98%

       63,000     Beazer Homes USA, Inc.*                           4,425,750
       25,700     Harman International Industries, Inc.             1,711,363
                                                              ---------------
                                                                    6,137,113
                                                              ---------------

                  MEDIA - 2.02%

      115,900     Gray Television, Inc.                             1,280,695
       93,800     Lin TV Corp., Class A*                            2,242,758
      177,000     Radio One, Inc., Class D*                         2,708,100
                                                              ---------------
                                                                    6,231,553
                                                              ---------------

                  SPECIALTY RETAIL - 5.29%

       82,200     Advance Auto Parts, Inc.*                         4,088,628
       68,500     Cost Plus, Inc.*                                  2,105,005
       92,900     Mothers Work, Inc.*                               2,330,861
      207,800     PETCO Animal Supplies, Inc.*                      4,390,814
      102,800     Too, Inc.*                                        1,907,968
       51,400     Urban Outfitters, Inc.*                           1,532,748
                                                              ---------------
                                                                   16,356,024
                                                              ---------------

              CONSUMER STAPLES - 1.80%
                  FOOD & DRUG RETAILING - 1.39%

      122,400     Performance Food Group Co.*                       4,293,792
                                                              ---------------

                  FOOD PRODUCTS - 0.41%

       28,400     American Italian Pasta Co., Class A*              1,252,440
                                                              ---------------

              ENERGY - 12.31%
                  ENERGY EQUIPMENT & SERVICES - 5.76%

       83,600     Cal Dive International, Inc.*                     1,345,960
      355,400     Key Energy Services, Inc.*                        3,578,878
      176,200     Matrix Service Co.*                               2,235,978
      251,600     Maverick Tube Corp.*                              4,475,964
      332,800     Superior Energy Services, Inc.*                   3,011,840
      161,200     Unit Corp.*                                       3,159,520
                                                              ---------------
                                                                   17,808,140
                                                              ---------------


SHARES                                                              VALUE
------                                                              -----

                  OIL & GAS - 6.55%

       56,900     Brown (Tom), Inc.*                          $     1,395,188
       74,700     Evergreen Resources, Inc.*                        3,551,985
      205,300     Frontier Oil Corp.                                3,473,676
       89,000     Patina Oil & Gas Corp.                            3,073,170
       21,100     Pogo Producing Co.                                  835,560
       75,700     Premcor, Inc.*                                    1,687,353
       73,300     Remington Oil & Gas Corp.*                        1,148,611
       97,500     Spinnaker Exploration Co.*                        2,086,500
       82,620     St. Mary Land & Exploration Co.                   2,116,724
       88,700     Ultra Petroleum Corp.*                              887,000
                                                              ---------------
                                                                   20,255,767
                                                              ---------------

              FINANCIALS - 10.69%
                  BANKS - 5.87%

      118,400     Accredited Home Lenders Holding Co.*              1,278,720
       81,600     Boston Private Financial Holdings, Inc.           1,538,160
      163,800     Dime Community Bancshares, Inc.                   3,777,228
       84,400     East West Bancorp, Inc.                           2,856,940
      129,800     Prosperity Bancshares, Inc.                       2,287,076
       91,000     UCBH Holdings, Inc.                               2,315,040
       83,100     W Holding Co., Inc.                               1,636,239
       65,400     Webster Financial Corp.                           2,455,116
                                                              ---------------
                                                                   18,144,519
                                                              ---------------

                  DIVERSIFIED FINANCIALS - 2.14%

      142,500     Investors Financial Services Corp.                3,107,925
       57,350     Jefferies Group, Inc.                             2,226,327
       74,600     MTC Technologies, Inc.*                           1,268,200
                                                              ---------------
                                                                    6,602,452
                                                              ---------------

                  INSURANCE - 2.34%

       35,700     Brown & Brown, Inc.                               1,276,989
       94,500     Hilb, Rogal & Hamilton Co.                        3,359,475
       66,700     Philadelphia Consolidated Holding Co.*.           2,601,967
                                                              ---------------
                                                                    7,238,431
                                                              ---------------

                  REAL ESTATE - 0.34%

       85,060     FirstService Corp.*                               1,039,433
                                                              ---------------

              HEALTH CARE - 21.44%
                  BIOTECHNOLOGY - 4.95%

      144,600     BioMarin Pharmaceuticals, Inc.*                   1,587,708
       38,200     Cell Genesys, Inc.*                                 340,744
      130,500     CV Therapeutics, Inc.*                            2,607,390
      110,800     Ilex Oncology, Inc.*                              1,483,612
       49,300     Neurocrine Biosciences, Inc.*                     2,230,825
      459,300     Protein Design Labs, Inc.*                        4,560,849
      190,000     Telik, Inc.*                                      2,498,500
                                                              ---------------
                                                                   15,309,628
                                                              ---------------


                       See Notes to Financial Statements.

LIBERTY SMALL COMPANY EQUITY FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

                  HEALTH CARE EQUIPMENT & SUPPLIES - 6.75%

      151,300     American Medical Systems
                  Holdings, Inc.*                             $     2,401,131
       82,400     BioLase Technology, Inc.*                           929,472
      166,500     Integra LifeSciences Holdings Corp.*              4,443,885
      266,900     Medical Action Industries, Inc.*                  3,042,660
      157,200     Noven Pharmaceuticals, Inc.*                      1,513,836
       51,900     Respironics, Inc.*                                1,993,998
       99,400     SonoSite, Inc.*                                   1,610,280
       51,200     Synovis Life Technologies, Inc.*                    749,568
      125,800     Wright Medical Group, Inc.*                       2,387,684
       55,700     Zoll Medical Corp.*                               1,799,110
                                                              ---------------
                                                                   20,871,624
                                                              ---------------

                  HEALTH CARE PROVIDERS & SERVICES - 4.63%

      127,500     Accredo Health, Inc.*                             1,883,175
       61,200     American Healthways, Inc.*                        1,511,028
       48,400     Cerner Corp.*                                       967,032
      122,850     Cobalt Corp.*                                     2,020,883
      228,300     Hooper Holmes, Inc.                               1,381,215
      194,300     LifePoint Hospitals, Inc.*                        3,792,736
       40,600     Odyssey Healthcare, Inc.*                         1,049,104
       80,700     WellChoice, Inc.*                                 1,718,910
                                                              ---------------
                                                                   14,324,083
                                                              ---------------

                  PHARMACEUTICALS - 5.11%

       75,600     Adolor Corp.*                                     1,057,644
      109,700     Atrix Labs, Inc.*                                 1,926,332
       76,700     InterMune, Inc.*                                  1,559,311
      127,900     Salix Pharmaceuticals, Ltd.*                      1,441,433
       52,200     SFBC International, Inc.*                           814,320
      168,000     SICOR, Inc.*                                      3,012,240
       79,200     Taro Pharmaceuticals Industries, Ltd.*.           3,624,192
       53,200     Trimeris, Inc.*                                   2,361,548
                                                              ---------------
                                                                   15,797,020
                                                              ---------------

              INDUSTRIALS - 14.92%
                  AEROSPACE & DEFENSE - 1.91%

       83,400     Armor Holdings, Inc.*                             1,004,970
       84,400     DRS Technologies, Inc.*                           2,364,044
      261,614     HEICO Corp., Class A                              1,593,229
       65,300     Integrated Defense Technologies, Inc.*.             931,831
                                                              ---------------
                                                                    5,894,074
                                                              ---------------

                  AIR FREIGHT & COURIERS - 1.29%

       60,200     JB Hunt Transport Services, Inc.*                 2,079,910
       63,600     UTI Worldwide, Inc.                               1,914,360
                                                              ---------------
                                                                    3,994,270
                                                              ---------------


SHARES                                                              VALUE
------                                                              -----

                  COMMERCIAL SERVICES & SUPPLIES - 7.41%

       49,800     Arbitron, Inc.*                             $     1,696,188
       89,000     Corporate Executive Board Co.*                    3,648,110
       49,600     Education Management Corp.*                       2,421,472
       38,200     FTI Consulting, Inc.*                             1,728,550
       78,600     Kroll, Inc.*                                      1,752,780
       61,800     SOURCECORP, Inc.*                                   976,440
       37,900     Stericycle, Inc.*                                 1,489,091
      239,000     Sylvan Learning Systems, Inc.*                    4,192,060
       43,200     United Stationers, Inc.                           1,171,152
       88,100     Waste Connections, Inc.*                          2,963,684
       61,800     Whitman Education Group, Inc.*                      891,774
                                                              ---------------
                                                                   22,931,301
                                                              ---------------

                  CONSTRUCTION & ENGINEERING - 0.73%

      112,200     Chicago Bridge & Iron Co. NV                      2,244,000
                                                              ---------------

                  MACHINERY - 1.54%

      136,300     AGCO Corp.*                                       2,482,023
       63,575     CUNO, Inc.*                                       2,278,528
                                                              ---------------
                                                                    4,760,551
                                                              ---------------

                  ROAD & RAIL - 2.04%

      146,500     Genesee & Wyoming, Inc., Class A*                 2,534,450
      109,300     Heartland Express, Inc.*                          2,513,900
       38,000     Old Dominion Freight Line, Inc.*                  1,260,042
                                                              ---------------
                                                                    6,308,392
                                                              ---------------

              INFORMATION TECHNOLOGY - 20.37%
                  COMMUNICATIONS EQUIPMENT - 1.48%

       91,200     Avocent Corp.*                                    2,701,344
      444,300     Extreme Networks, Inc.*                           1,879,389
                                                              ---------------
                                                                    4,580,733
                                                              ---------------

                  COMPUTERS & PERIPHERALS - 1.29%

      140,300     Applied Films Corp.*                              3,051,525
      141,600     Dot Hill Systems Corp.*                             948,720
                                                              ---------------
                                                                    4,000,245
                                                              ---------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.50%

      140,300     Itron, Inc.*                                      2,808,806
       57,500     Photon Dynamics, Inc.*                            1,259,250
       69,300     Planar Systems, Inc.*                             1,218,987
      239,700     Plexus Corp.*                                     2,440,146
                                                              ---------------
                                                                    7,727,189
                                                              ---------------


                       See Notes to Financial Statements.

LIBERTY SMALL COMPANY EQUITY FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

                  INTERNET SOFTWARE & SERVICES - 1.52%

       98,600     Fidelity National Information

                  Solutions, Inc.*                            $     1,730,430
      121,600     Matrixone, Inc.*                                    425,600
      253,900     webMethods, Inc.*                                 2,554,234
                                                              ---------------
                                                                    4,710,264
                                                              ---------------

                  IT CONSULTING & SERVICES - 1.09%

       70,900     Priority Healthcare Corp., Class B*               1,616,520
       73,600     SRA International Inc.*                           1,740,640
                                                              ---------------
                                                                    3,357,160
                                                              ---------------

                  SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.58%

      365,100     Atmel Corp.*                                        671,784
       67,600     ATMI, Inc.*                                       1,426,292
      292,300     Brooks Automation, Inc.*                          2,475,781
       89,400     Cymer, Inc.*                                      2,552,370
      124,800     DSP Group, Inc.*                                  2,608,320
      381,900     Entegris, Inc.*                                   4,380,393
      102,000     Helix Technology Corp.                            1,175,040
       52,600     Integrated Circuit Systems, Inc.*                 1,142,472
      237,500     Intersil Corp., Class A*                          4,393,750
      205,000     Mykrolis Corp.*                                   1,644,100
      165,300     Skyworks Solutions, Inc.                            884,355
      179,250     Zoran Corp.*                                      3,188,858
                                                              ---------------
                                                                   26,543,515
                                                              ---------------

                  SOFTWARE - 3.91%

      209,300     Activision, Inc.*                                 3,202,290
      260,700     Borland Software Corp.*                           2,364,549
       98,000     Henry (Jack) & Associates, Inc.                   1,276,940
      103,300     SafeNet, Inc.*                                    2,444,078
      190,800     Secure Computing Corp.*                           1,093,284
      121,500     THQ, Inc.*                                        1,716,795
                                                              ---------------
                                                                   12,097,936
                                                              ---------------

              MATERIALS - 3.06%
                  CHEMICALS - 0.83%

       45,100     Scotts Co., Class A*                              2,568,445
                                                              ---------------

                  CONTAINERS & PACKAGING - 2.23%

      146,400     Constar International, Inc.*                      1,061,400
      200,000     Crown Holdings, Inc.*                             1,060,000
      161,900     Jarden Corp.*                                     4,776,050
                                                              ---------------
                                                                    6,897,450
                                                              ---------------
                  TOTAL COMMON STOCKS                             298,203,132
                                                              ---------------
                  (Cost $285,490,333)

PAR VALUE                                                        VALUE
---------                                                        -----

REPURCHASE AGREEMENT - 4.17%

 $ 12,892,000     Repurchase agreement with State Street
                  Bank & Trust Co., dated 04/30/03,
                  due 05/01/03 at 1.230%, collateralized
                  by a U.S. Treasury Bill maturing
                  05/15/17, market value $13,154,126
                  (repurchase proceeds $12,892,440)           $    12,892,000
                                                              ---------------
                  (Cost $12,892,000)

TOTAL INVESTMENTS - 100.61%                                       311,095,132
                                                              ---------------
(Cost $298,382,333)(A)

NET OTHER ASSETS AND LIABILITIES - (0.61)%                         (1,879,609)
                                                              ---------------
NET ASSETS - 100.00%                                          $   309,215,523
                                                             ================

____________________________________________
*      Non-income producing security.
(A) Cost for both financial statement and federal income tax purposes is the same.


                       See Notes to Financial Statements.

                         LIBERTY STRATEGIC EQUITY FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

COMMON STOCKS - 99.48%

              CONSUMER DISCRETIONARY - 7.49%
                  AUTO COMPONENTS - 1.62%

      350,000     Delphi Corp                                 $     2,940,000
                                                              ---------------

                  HOTELS, RESTAURANTS & LEISURE - 2.63%

      280,000     McDonald's Corp.                                  4,788,000
                                                              ---------------

                  HOUSEHOLD DURABLES - 0.92%

      210,000     Matsushita Electric Industrial Co.
                    Ltd., ADR                                       1,667,400
                                                              ---------------

                  MEDIA - 1.07%

      170,000     Interpublic Group of Cos., Inc.*                  1,938,000
                                                              ---------------

                  SPECIALTY RETAIL - 1.25%

      180,000     Office Depot, Inc.*                               2,278,800
                                                              ---------------

              CONSUMER STAPLES - 7.51%
                  FOOD & DRUG RETAILING - 1.46%

      160,000     Safeway, Inc.*                                    2,659,200
                                                              ---------------

                  FOOD PRODUCTS - 6.05%

       95,900     Archer-Daniels-Midland Co.                        1,062,572
      240,000     ConAgra Foods, Inc.                               5,040,000
       50,000     Kraft Foods, Inc., Class A                        1,545,000
      200,000     Sara Lee Corp.                                    3,356,000
                                                              ---------------
                                                                   11,003,572
                                                              ---------------

              ENERGY - 12.62%
                  ENERGY EQUIPMENT & SERVICES - 2.30%

       64,000     Baker Hughes, Inc.                                1,792,000
      112,000     Halliburton Co.                                   2,397,920
                                                              ---------------
                                                                    4,189,920
                                                              ---------------

                  OIL & GAS - 10.32%

       94,000     BP PLC, ADR                                       3,622,760
       48,000     ChevronTexaco Corp.                               3,014,880
       92,000     ConocoPhillips                                    4,627,600
       42,900     El Paso Corp.                                       321,750
      116,300     Exxon Mobil Corp.                                 4,093,760
      135,000     Marathon Oil Corp.                                3,073,950
                                                              ---------------
                                                                   18,754,700
                                                              ---------------


SHARES                                                              VALUE
------                                                              -----

              FINANCIALS - 26.03%
                  BANKS - 5.53%

       40,000     Bank of America Corp                        $     2,962,000
       80,000     Bank of New York Co., Inc.                        2,116,000
      225,000     U.S. Bancorp                                      4,983,750
                                                              ---------------
                                                                   10,061,750
                                                              ---------------

                  DIVERSIFIED FINANCIALS - 10.14%

       16,000     American Express Co.                                605,760
      200,000     Citigroup, Inc.                                   7,850,000
       75,000     Fannie Mae                                        5,429,250
      155,000     J.P. Morgan Chase & Co.                           4,549,250
                                                              ---------------
                                                                   18,434,260
                                                              ---------------

                  INSURANCE - 7.50%

       94,000     American International Group, Inc.                5,447,300
       95,000     Lincoln National Corp.                            3,036,200
       40,000     MBIA, Inc.                                        1,788,000
       98,000     St. Paul Cos., Inc.                               3,365,320
                                                              ---------------
                                                                   13,636,820
                                                              ---------------

                  REAL ESTATE - 2.86%

      200,000     Equity Office Properties Trust, REIT              5,194,000
                                                              ---------------

              HEALTH CARE - 11.54%
                  HEALTH CARE PROVIDERS & SERVICES - 3.01%

      110,000     Aetna, Inc.                                       5,478,000
                                                              ---------------

                  PHARMACEUTICALS - 8.53%

       60,000     Abbott Laboratories                               2,437,800
      118,000     Bristol-Myers Squibb Co.                          3,013,720
      120,000     Merck & Co., Inc.                                 6,981,600
      100,000     Pfizer, Inc.                                      3,075,000
                                                              ---------------
                                                                   15,508,120
                                                              ---------------

              INDUSTRIALS - 8.95%
                  AEROSPACE & DEFENSE - 4.21%

       92,000     Honeywell International, Inc.                     2,171,200
       80,000     Raytheon Co.                                      2,394,400
       50,000     United Technologies Corp.                         3,090,500
                                                              ---------------
                                                                    7,656,100
                                                              ---------------

                  COMMERCIAL SERVICES & SUPPLIES - 3.28%

      100,000     Automatic Data Processing, Inc.                   3,363,000
      120,000     Waste Management, Inc.                            2,606,400
                                                              ---------------
                                                                    5,969,400
                                                              ---------------


                       See Notes to Financial Statements.

LIBERTY STRATEGIC EQUITY FUND

APRIL 30, 2003 (UNAUDITED)

SHARES                                                              VALUE
------                                                              -----

                  INDUSTRIAL CONGLOMERATES - 1.46%

       90,000     Textron, Inc                                $     2,654,100
                                                              ---------------

              INFORMATION TECHNOLOGY - 3.72%
                  COMMUNICATIONS EQUIPMENT - 1.37%

      150,000     Nokia Oyj, ADR                                    2,485,500
                                                              ---------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.63%

      100,000     Celestica, Inc.*                                  1,156,000
                                                              ---------------

                  IT CONSULTING & SERVICES - 1.72%

      172,000     Electronic Data Systems Corp.                     3,121,800
                                                              ---------------

              MATERIALS - 4.33%
                  CHEMICALS - 0.91%

       74,400     Akzo Nobel NV, ADR                                1,655,400
                                                              ---------------

                  METALS & MINING - 1.55%

      120,000     Barrick Gold Corp.                                1,794,000
       25,000     Nucor Corp.                                       1,021,250
                                                              ---------------
                                                                    2,815,250
                                                              ---------------

                  PAPER & FOREST PRODUCTS - 1.87%

       40,000     Bowater, Inc.                                     1,557,200
      120,000     Georgia-Pacific Corp.                             1,852,800
                                                              ---------------
                                                                    3,410,000
                                                              ---------------

              TELECOMMUNICATION SERVICES - 9.32%
                  DIVERSIFIED TELECOMMUNICATIONS - 9.32%

      150,000     BellSouth Corp.                                   3,823,500
      248,000     SBC Communications, Inc.                          5,793,280
      196,000     Verizon Communications, Inc.                      7,326,480
                                                              ---------------
                                                                   16,943,260
                                                              ---------------

              UTILITIES - 7.97%
                  ELECTRIC UTILITIES - 6.52%

       85,000     American Electric Power Co., Inc.                 2,242,300
      100,000     Consolidated Edison, Inc.                         3,887,000
      100,000     Public Service Enterprise Group, Inc.             3,847,000
       94,000     TXU Corp.                                         1,872,480
                                                              ---------------
                                                                   11,848,780
                                                              ---------------


SHARES                                                              VALUE
------                                                              -----

                  MULTI-UTILITIES & UNREGULATED POWER- 1.45%

      150,000     Duke Energy Corp                            $     2,638,500
                                                              ---------------
                  TOTAL COMMON STOCKS                             180,886,632
                                                              ---------------
                  (Cost $209,576,083)

TOTAL INVESTMENTS - 99.48%                                        180,886,632
                                                              ---------------
(Cost $209,576,083)(A)

NET OTHER ASSETS AND LIABILITIES - 0.52%                              953,816
                                                              ---------------
NET ASSETS - 100.00%                                          $   181,840,448
                                                             ================

_____________________________________________
*      Non-income producing security.
(A) Cost for both financial statement and federal income tax purposes is the same.

           ACRONYM                    NAME
           -------                    ----
             ADR             American Depositary Receipt


                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES APRIL 30, 2003 (UNAUDITED)



                                                          LIBERTY            LIBERTY           LIBERTY          LIBERTY
                                                      ASSET ALLOCATION    EQUITY GROWTH     EQUITY VALUE      INTERNATIONAL
                                                            FUND              FUND              FUND           EQUITY FUND
                                                      ----------------   ---------------   --------------   -----------------
ASSETS:
  Investments (Note 2):
    Investments at cost                              $     454,467,051   $   881,683,776   $  318,112,906   $     372,637,586
    Net unrealized appreciation (depreciation)               3,955,719        21,247,699        8,511,583          (8,798,811)
                                                     -----------------   ---------------   --------------   -----------------

      Total investments at value                           458,422,770       902,931,475      326,624,489         363,838,775
  Cash                                                           5,730               900              793                 586
  Foreign currency (cost of $15,865 and $468,594,
      respectively)                                             15,957                --               --             473,970
  Receivable for investments sold                            8,215,182         7,355,855       13,004,753               9,378
  Receivable for shares sold                                    98,863         1,266,071          331,196             126,581
  Interest and dividend receivables                          2,740,203           936,942          362,847           1,581,152
  Deferred Trustees' compensation plan                          18,904            38,907           13,994              15,130
  Expense reimbursement due from Advisor                        63,972           109,534           16,911              74,376
  Other assets                                                   1,191                --           27,339                  --
                                                     -----------------   ---------------   --------------   -----------------
      Total assets                                         469,582,772       912,639,684      340,382,322         366,119,948
                                                     -----------------   ---------------   --------------   -----------------
LIABILITIES:
  Payable for investments purchased                          5,370,431                --       13,087,877                  --
  Payable for shares repurchased                               681,601         1,597,260          933,925           3,852,353
  Advisory fee payable (Note 4)                                282,277           530,317          192,975             192,410
  Administration fee payable (Note 4)                           23,884            48,822           17,239              18,165
  Transfer agent fee payable                                   141,917           182,721          103,031             113,082
  Pricing and bookkeeping fees                                      --            24,070            2,649               1,708
  Merger fee                                                    26,345                --               --                  --
  Trustees' fee                                                     --            44,177           10,982              12,049
  Custody fee                                                       --                --            2,894             201,026
  Reports to shareholders                                      156,163           479,720          145,176              92,675
  Deferred Trustees' fee                                        18,904            38,907           13,994              15,130
  Other liabilities                                            171,876           213,567               --             132,146
                                                     -----------------   ---------------   --------------   -----------------
      Total liabilities                                      6,873,398         3,159,561       14,510,742           4,630,744
                                                     -----------------   ---------------   --------------   -----------------
NET ASSETS                                           $     462,709,374   $   909,480,123   $  325,871,580   $     361,489,204
                                                     =================   ===============   ==============   =================
NET ASSETS CONSIST OF:
  Par value (Note 5)                                 $          35,430   $        55,004   $       32,353   $          38,309
  Paid-in capital in excess of par value                   500,762,574     1,049,082,187      401,768,102         738,476,338
  Undistributed net investment income investments
  Accumulated net realized loss on                           1,479,769           949,091          524,426           1,780,054
    sold and foreign currency  transactions                (43,524,210)     (161,853,858)     (84,964,884)       (369,864,426)
  Net unrealized appreciation (depreciation) of
    investments and foreign currency translations            3,955,811        21,247,699        8,511,583          (8,941,071)
                                                     -----------------   ---------------   --------------   -----------------
NET ASSETS                                           $     462,709,374   $   909,480,123   $  325,871,580   $     361,489,204
                                                     =================   ===============   ==============   =================



                       See Notes to Financial Statements.

APRIL 30, 2003 (UNAUDITED)


                                                            LIBERTY           LIBERTY           LIBERTY           LIBERTY
                                                       ASSET ALLOCATION     EQUITY ROWTH      EQUITY VALUE       INTERNATIONAL
                                                           FUND (a)           FUND (b)           FUND (c)       EQUITY FUND (d)
                                                        --------------     --------------    ---------------    ---------------
NET ASSETS:
  Class A                                               $      138,713     $      340,136    $        61,873    $       205,272
                                                        ==============     ==============    ===============    ===============
  Class B                                               $      898,602     $      604,112    $       100,083    $        80,622
                                                        ==============     ==============    ===============    ===============
  Class C                                               $      108,896     $      281,486    $         7,822    $        16,226
                                                        ==============     ==============    ===============    ===============
  Class G                                               $   63,547,258     $   58,756,262    $    14,240,495    $     4,550,542
                                                        ==============     ==============    ===============    ===============
  Class T                                               $  179,510,481     $  225,100,648    $   118,230,504    $    38,535,030
                                                        ==============     ==============    ===============    ===============
  Class Z                                               $  218,505,424     $  624,397,479    $   193,230,803    $   318,101,512
                                                        ==============     ==============    ===============    ===============

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  Class A                                                       10,627             20,642              6,196             21,984
                                                        ==============     ==============    ===============    ===============
  Class B                                                       68,869             37,894             10,489              8,676
                                                        ==============     ==============    ===============    ===============
  Class C                                                        8,342             17,648                819              1,752
                                                        ==============     ==============    ===============    ===============
  Class G                                                    4,876,424          3,804,542          1,491,835            494,488
                                                        ==============     ==============    ===============    ===============
  Class T                                                   13,742,553         13,724,087         11,852,758          4,152,963
                                                        ==============     ==============    ===============    ===============
  Class Z                                                   16,723,079         37,399,128         18,990,575         33,629,455
                                                        ==============     ==============    ===============    ===============
CLASS A:
  Net asset value per share (e)                         $        13.05     $        16.48    $          9.99    $          9.34
                                                        ==============     ==============    ===============    ===============
  Maximum sales charge                                           5.75%              5.75%              5.75%              5.75%
                                                        ==============     ==============    ===============    ===============
  Maximum offering price per share (f)
     (net asset value per share/0.9425)                 $        13.85     $        17.49    $         10.60    $          9.91
                                                        ==============     ==============    ===============    ===============
CLASS B:
  Net asset value and offering price per share (e)      $        13.05     $        15.94    $          9.54    $          9.29
                                                        ==============     ==============    ===============    ===============
CLASS C:
  Net asset value and offering price per share (e)      $        13.05     $        15.95    $          9.55    $          9.26
                                                        ==============     ==============    ===============    ===============
CLASS G:
  Net asset value and offering price per share (e)      $        13.03     $        15.44    $          9.55    $          9.20
                                                        ==============     ==============    ===============    ===============
CLASS T:
  Net asset value per share (e)                         $        13.06     $        16.40    $          9.97    $          9.28
                                                        ==============     ==============    ===============    ===============
  Maximum sales charge                                           5.75%              5.75%              5.75%              5.75%
                                                        ==============     ==============    ===============    ===============
  Maximum offering price per share (f)
     (net asset value per share/0.9425)                 $        13.86     $        17.40    $         10.58    $          9.85
                                                        ==============     ==============    ===============    ===============
CLASS Z:
  Net asset value, offering and redemption price per
   share                                                $        13.07     $        16.70    $         10.18    $          9.46
                                                        ==============     ==============    ===============    ===============


_________________________________________
(a) Effective November 18, 2002, the Galaxy Asset Allocation Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Asset Allocation Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares.
(b) Effective November 18, 2002, the Galaxy Equity Growth Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Equity Growth Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares.
(c) Effective November 25, 2002, the Galaxy Equity Value Fund Retail B, Retail A and Trust shares were reorganized as Liberty Equity Value Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares.
(d) Effective November 18, 2002, the Galaxy International Equity Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty International Equity Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares.
(e) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(f)    On sales of $50,000 or more the offering price is reduced.


                       See Notes to Financial Statements.

APRIL 30, 2003 (UNAUDITED)



                                                             LIBERTY           LIBERTY          LIBERTY            LIBERTY
                                                            LARGE CAP         SMALL CAP     SMALL COMPANY     STRATEGIC EQUITY
                                                            CORE FUND            FUND         EQUITY FUND           FUND
                                                         ---------------   ---------------  ---------------   ----------------
ASSETS:
  Investments (Note 2):
     Investments at cost                                 $   442,640,826   $   777,254,962  $   298,382,333   $    209,576,083
     Net unrealized appreciation (depreciation)              (27,615,460)      (55,788,471)      12,712,799        (28,689,451)
                                                         ---------------   ---------------  ---------------   ----------------
       Total investments at value                            415,025,366       721,466,491      311,095,132        180,886,632
  Cash                                                               206                 3               80                 --
  Receivable for investments sold                              1,291,521         1,399,881        2,222,919          1,655,945
  Receivable for shares sold                                      77,034         2,112,730          277,700            222,917
  Interest and dividend receivables                              439,717           280,000           52,622            552,664
  Deferred Trustees' compensation plan                            18,346            10,242           12,519             10,646
  Expense reimbursement due from Advisor                          16,250            34,486           42,423             27,827
  Other assets                                                        --             4,465           17,822             16,589
                                                         ---------------   ---------------  ---------------   ----------------
       Total assets                                          416,868,440       725,308,298      313,721,217        183,373,220
                                                         ---------------   ---------------  ---------------   ----------------
LIABILITIES:
  Payable to custodian bank                                           --                --               --            203,025
  Payable for investments purchased                                   --           964,306        3,518,816            573,142
  Payable for shares repurchased                                 282,415           863,760          454,206            494,544
  Distributions payable                                           14,604                --               --                511
  Advisory fee payable (Note 4)                                  266,853           412,424          182,610            110,568
  Administration fee payable (Note 4)                             23,274            37,508           16,313              9,516
  Transfer agent fee payable                                     184,916            27,650          189,311             16,571
  Pricing and bookkeeping fees                                     8,103             8,094            4,687                 --
  Merger fee                                                      72,879                --               --             96,811
  Trustees' fee                                                   16,790            13,605            9,533                 --
  Custody fee                                                      2,859            16,822           10,931                 --
  Registration fee                                                 7,546                --               --                 --
  Reports to shareholders                                        218,478           132,776          106,768             17,438
  Deferred Trustees' fee                                          18,346            10,242           12,519             10,646
  Other liabilities                                               13,098            21,420               --                 --
                                                         ---------------   ---------------  ---------------   ----------------
       Total liabilities                                       1,130,161         2,508,607        4,505,694          1,532,772
                                                         ---------------   ---------------  ---------------   ----------------
NET ASSETS                                               $   415,738,279   $   722,799,691  $   309,215,523   $    181,840,448
                                                         ===============   ===============  ===============   ================
NET ASSETS CONSIST OF:
  Par value (Note 5)                                     $        39,884   $        56,326  $        25,520   $         21,343
  Paid-in capital in excess of par value                     440,096,078       765,161,173      428,884,359        218,350,293
  Undistributed (overdistributed) net investment income         (144,072)          192,990               --            539,968
  Accumulated net investment loss                                     --                --       (1,454,013)                --
  Accumulated net realized gain (loss) on
     investments sold and foreign currency  transactions       3,361,849        13,177,673     (130,953,142)        (8,381,705)
  Net unrealized appreciation (depreciation) of
     investments and foreign currency translations           (27,615,460)      (55,788,471)      12,712,799        (28,689,451)
                                                         ---------------   ---------------  ---------------   ----------------
NET ASSETS                                               $   415,738,279   $   722,799,691  $   309,215,523   $    181,840,448
                                                         ===============   ===============  ===============   ================



                       See Notes to Financial Statements.

APRIL 30, 2003 (UNAUDITED)



                                                             LIBERTY           LIBERTY           LIBERTY             LIBERTY
                                                            LARGE CAP         SMALL CAP       SMALL COMPANY      STRATEGIC EQUITY
                                                          CORE FUND (a)       FUND (b)        EQUITY FUND(c)         FUND (d)
                                                        ----------------   --------------    ---------------     ----------------
NET ASSETS:
  Class A                                               $      6,368,152   $    8,559,302    $        60,189     $         86,900
                                                        ================   ==============    ===============     ================
  Class B                                               $        374,777   $    2,211,225    $        11,644     $        116,188
                                                        ================   ==============    ===============     ================
  Class C                                               $        106,464   $    1,324,839    $         2,280     $        189,283
                                                        ================   ==============    ===============     ================
  Class G                                               $     34,282,913   $    9,129,120    $     7,827,883     $     10,573,411
                                                        ================   ==============    ===============     ================
  Class T                                               $    176,425,334   $  114,665,555    $    55,390,975     $     92,722,847
                                                        ================   ==============    ===============     ================
  Class Z                                               $    198,180,639   $  586,909,650    $   245,922,552     $     78,151,819
                                                        ================   ==============    ===============     ================
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  Class A                                                        609,320          670,412              5,160               10,187
                                                        ================   ==============    ===============     ================
  Class B                                                         36,534          178,877              1,058               13,906
                                                        ================   ==============    ===============     ================
  Class C                                                         10,379          107,128                207               22,678
                                                        ================   ==============    ===============     ================
  Class G                                                      3,369,894          745,217            712,060            1,268,194
                                                        ================   ==============    ===============     ================
  Class T                                                     16,938,639        9,061,344          4,753,517           10,873,656
                                                        ================   ==============    ===============     ================
  Class Z                                                     18,919,503       45,563,190         20,048,464            9,154,303
                                                        ================   ==============    ===============     ================
CLASS A:
  Net asset value per share (e)                         $          10.45   $        12.77    $         11.66     $           8.53
                                                        ================   ==============    ===============     ================
  Maximum sales charge                                             5.75%            5.75%              5.75%                5.75%
                                                        ================   ==============    ===============     ================
  Maximum offering price per share(f)
     (net asset value per share/0.9425)                 $          11.09   $        13.55    $         12.37     $           9.05
                                                        ================   ==============    ===============     ================
CLASS B:
  Net asset value and offering price per share (e)      $          10.26   $        12.36    $         11.01     $           8.36
                                                        ================   ==============    ===============     ================
CLASS C:
  Net asset value and offering price per share (e)      $          10.26   $        12.37    $         11.01     $           8.35
                                                        ================   ==============    ===============     ================
CLASS G:
  Net asset value and offering price per share (e)      $          10.17   $        12.25    $         10.99     $           8.34
                                                        ================   ==============    ===============     ================
CLASS T:
  Net asset value per share (e)                         $          10.42   $        12.65    $         11.65     $           8.53
                                                        ================   ==============    ===============     ================
  Maximum sales charge                                             5.75%            5.75%              5.75%                5.75%
                                                        ================   ==============    ===============     ================
  Maximum offering price per share (f)
     (net asset value per share/0.9425)                 $          11.06   $        13.42    $         12.36     $           9.05
                                                        ================   ==============    ===============     ================
CLASS Z:
  Net asset value, offering and redemption price
   per share                                            $          10.47   $        12.88    $         12.27     $           8.54
                                                        ================   ==============    ===============     ================


 __________________________________
(a) Effective December 9, 2002, the Galaxy Large Cap Value Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Large Cap Core Fund (formerly known as Galaxy Growth & Income
      Fund) Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares.
(b) Effective November 18, 2002, the Galaxy Small Cap Value Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Small Cap Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares.
(c) Effective November 18, 2002, the Galaxy Small Company Equity Fund Retail B, Retail A and Trust shares were reorganized as Liberty Small Company Equity Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares.
(d) Effective November 25, 2002, the Galaxy Strategic Equity Fund Retail B, Retail A and Trust shares were reorganized as Liberty Strategic Equity Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares.
(e) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(f)   On sales of $50,000 or more the offering price is reduced.


                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)



                            LIBERTY     LIBERTY       LIBERTY                    LIBERTY       LIBERTY      LIBERTY      LIBERTY
                             ASSET      EQUITY        EQUITY       LIBERTY        LARGE         SMALL        SMALL      STRATEGIC
                          ALLOCATION    GROWTH         VALUE    INTERNATIONAL      CAP           CAP        COMPANY      EQUITY
                             FUND        FUND          FUND      EQUITY FUND    CORE FUND        FUND      EQUITY FUND     FUND
                          ----------  -----------  -----------  ------------  ------------   -----------   ----------   -----------

INVESTMENT INCOME:
  Dividends (Note 2)      $2,661,767  $ 6,869,772  $ 2,480,667   $ 4,331,767   $ 5,027,742   $ 3,616,255   $  224,357   $ 2,566,757
  Interest (Note 2)        5,949,187      159,170       31,556        88,301        16,014       235,671       65,842         8,872
  Other Income                    --           --           --            --            --            --       60,239            --
  Less:  foreign
   withholding tax           (60,070)     (77,902)          --      (461,014)      (24,008)      (10,765)      (1,691)      (23,753)
                         -----------  -----------  -----------  ------------   -----------   -----------  -----------   -----------
    Total investment
     income                8,550,884    6,951,040    2,512,223     3,959,054     5,019,748     3,841,161      348,747     2,551,876
                         -----------  -----------  -----------  ------------   -----------   -----------  -----------   -----------

EXPENSES:
  Investment advisory
   fee (Note 4)            1,875,597    3,398,578    1,158,442     1,755,945     1,973,802     2,421,579    1,080,783       630,126
  Administration fee
   (Note 4)                  167,553      303,799      103,488       130,593       177,164       216,329       96,550        56,330
  Service fee:
    Class A                       76          180          318            77         5,923         3,447           39            77
    Class B                      557          486           34            66           124         1,325           13            45
    Class C                       32          108            7            14            45           427            2            57
    Class G                  165,138      137,799       37,367        11,493        89,760        21,736       20,436        23,905
    Class T                  443,421      546,395      288,576        96,391       422,215       268,166      130,028       205,928
  Distribution fee:
    Class A                       31           75          147            32         2,370         1,392           17            36
    Class B                    1,699        1,508          103           209             4         3,984           39           136
    Class C                       95          324           21            43           131         1,282            9           170
    Class G                  217,672      192,758       49,085        14,944       117,989        29,164       26,868        31,386
  Pricing and
   bookkeeping
  fees (Note 4)               50,660       61,315       28,214        35,226        45,595        49,388       30,864        20,131
  Transfer agent fee:
   (Note 4)
    Class A                       90           77          295            29         7,341           242           51            65
    Class B                      244          244           45           110            84           461           24            66
    Class C                       18           69            9             5            28           399            4            93
    Class G                  111,283      175,412       40,634        31,406        57,812        19,446       30,664        23,894
    Class T                  204,023      345,250      187,205       119,195       183,882       128,672      121,036       116,973
    Class Z                  123,214      258,957       53,006       172,271       216,487        69,493      178,236            --
  Trustees' fee (Note 4)      26,828       43,914        2,009         4,521         1,032         5,712          909            85
  Amortization of
   organization
   expense (Note 2)               --           --           --            --            --            --           --         1,145
  Custody fee                 24,680        4,891        5,108       239,376         7,466        23,030       14,557         1,499
  Reports to shareholders    198,957      326,254      102,904        53,137       114,584       102,348       76,386        14,908
  Other expenses              48,408       70,296       56,140        66,841        62,355        71,863       63,604        30,407
                         -----------  -----------  -----------  ------------   -----------   -----------  -----------   -----------
    Total expenses before
     reimbursement/waiver  3,660,276    5,868,689    2,113,157     2,731,924     3,486,193     3,439,885    1,871,119     1,157,462
                         -----------  -----------  -----------  ------------   -----------   -----------  -----------   -----------
  Less: Custody credits           --           --         (619)           --            --        (1,294)        (267)           --
  Less: Fees and expenses
   waived or
   reimbursement
   by Advisor                 (6,114)    (101,957)          --      (487,215)       (7,898)      (37,454)          --            --
  Less: Fees waived by
   Distributor:
    Class A                      (31)         (75)        (147)          (32)       (2,370)       (1,392)         (17)          (36)
    Class G                  (69,920)     (59,273)     (15,110)       (4,596)      (36,255)       (8,978)      (8,259)       (9,651)
    Class T                 (185,747)    (224,410)    (117,947)      (40,755)     (172,523)     (113,235)     (54,924)      (83,921)
  Less: Fees waived by
   the Transfer Agent:
    Class A                       --           --           --            --            (8)           --           --            --
    Class G                       --           --           --        (5,240)       (8,593)           --           --            --
    Class T                       --           --           --       (20,404)           --            --      (12,539)       (4,349)
    Class Z                       --           --           --            --            --            --           --        (4,566)
                         -----------  -----------  -----------  ------------   -----------   -----------  -----------   -----------
    Total expenses net
     of reimbursement      3,398,464    5,482,974    1,979,334     2,173,682     3,258,546     3,277,532    1,795,113     1,054,939
                         -----------  -----------  -----------  ------------   -----------   -----------  -----------   -----------
NET INVESTMENT
 INCOME (LOSS)             5,152,420    1,468,066      532,889     1,785,372     1,761,202       563,629   (1,446,366)    1,496,937
                         -----------  -----------  -----------  ------------   -----------   -----------  -----------   -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)ON
INVESTMENTS AND  FOREIGN
 CURRENCY (NOTE 2):
  Net realized gain
  (loss) on investments
  sold                   (15,221,905) (18,250,421) (13,810,188)  (39,493,727)    6,410,895    13,484,739  (29,495,596)   (6,231,065)
  Net realized gain
   (loss) on foreign
   currency transactions     (69,870)          --           --      (173,576)           --            --           --            --
  Net realized gain on
   futures contracts          75,009           --           --            --            --            --           --            --
  Net realized loss on
   foreign capital gains
   tax                            --           --           --       (35,087)           --            --           --            --
  Net change in
   unrealized
   appreciation
   (depreciation)
   on investments and
   foreign currency
   translations           17,526,952   40,519,224   26,449,883    40,895,055    (2,119,875)   26,588,720   42,248,993    (4,927,141)
                         -----------  -----------  -----------  ------------  ------------   -----------  -----------   -----------

NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND
 FUTURES CONTRACTS         2,310,186   22,268,803   12,639,695     1,192,665     4,291,020    40,073,459   12,753,397   (11,158,206)
                         -----------  -----------  -----------  ------------  ------------   -----------  -----------   -----------

NET INCREASE
 (DECREASE) IN NET ASSETS
  RESULTING FROM
 OPERATIONS              $ 7,462,606  $23,736,869  $13,172,584  $  2,978,037  $  6,052,222   $40,637,088  $11,307,031   $(9,661,269)
                         ===========  ===========  ===========  ============  ============   ===========  ===========   ===========



                       See Notes to Financial Statements.

                                  72-73 spread

STATEMENTS OF CHANGES IN NET ASSETS


                                                            LIBERTY ASSET ALLOCATION FUND            LIBERTY EQUITY GROWTH FUND
                                                            ------------------------------       ---------------------------------
                                                             (UNAUDITED)                            (UNAUDITED)
                                                              SIX MONTHS                             SIX MONTHS
                                                                ENDED         YEAR ENDED              ENDED           YEAR ENDED
                                                              APRIL 30,       OCTOBER 31,            APRIL 30,        OCTOBER 31,
                                                                2003            2002                   2003              2002
                                                            -------------    -------------       ---------------   ---------------

NET ASSETS AT BEGINNING OF PERIOD                           $ 435,590,206    $ 626,967,716       $ 1,002,912,988   $ 1,285,373,219
                                                            -------------    -------------       ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income (loss)                                 5,152,420        9,550,438             1,468,066         1,842,652
   Net realized loss on investments sold and
    foreign currency transactions                             (15,216,766)     (26,364,880)          (18,250,421)      (95,984,198)
   Net change in unrealized appreciation/depreciation
    of investments and foreign currency translations           17,526,952      (54,121,169)           40,519,224      (145,463,165)
                                                            -------------    -------------       ---------------   ---------------
     Net increase (decrease) in net assets resulting
      from operations                                           7,462,606      (70,935,611)           23,736,869      (239,604,711)
                                                            -------------    -------------       ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class A                                                         (465)            (817)                 (123)               --
     Class B                                                       (2,775)          (3,249)                   --                --
     Class C                                                         (106)              --                    --                --
     Class G                                                     (450,201)        (903,651)                   --                --
     Class T                                                   (1,915,241)      (4,182,650)                   --                --
     Class Z                                                   (2,419,417)      (3,849,053)           (2,326,221)               --
   Net realized gain on investments:
     Class G                                                           --               --                    --                --
     Class T                                                           --               --                    --                --
     Class Z                                                           --               --                    --                --
                                                            -------------    -------------       ---------------   ---------------
       Total distributions                                     (4,788,205)      (8,939,420)           (2,326,344)               --
                                                            -------------    -------------       ---------------   ---------------
   Net increase (decrease) in net assets from
     share transactions (A)                                    24,444,767     (111,502,479)         (114,843,390)      (42,855,520)
                                                            -------------    -------------       ---------------   ---------------
   Net increase (decrease) in net assets                       27,119,168     (191,377,510)          (93,432,865)     (282,460,231)
                                                            -------------    -------------       ---------------   ---------------

NET ASSETS AT END OF PERIOD                                 $ 462,709,374    $ 435,590,206       $   909,480,123   $ 1,002,912,988
                                                            =============    =============       ===============   ===============

Undistributed (overdistributed) net investment income       $   1,479,769    $   1,115,554       $       949,091   $     1,807,369
                                                            =============    =============       ===============   ===============

                                                                LIBERTY EQUITY VALUE FUND          LIBERTY INTERNATIONAL EQUITY FUND
                                                             -------------------------------        -------------------------------
                                                              (UNAUDITED)                            (UNAUDITED)
                                                              SIX MONTHS                             SIX MONTHS
                                                                 ENDED          YEAR ENDED              ENDED          YEAR ENDED
                                                               APRIL 30,        OCTOBER 31,            APRIL 30,        OCTOBER 31,
                                                                  2003              2002                  2003             2002
                                                             --------------    -------------        -------------    --------------

NET ASSETS AT BEGINNING OF PERIOD                            $  307,743,416    $ 358,212,152        $ 422,189,259    $  597,731,521
                                                             --------------    -------------        -------------    --------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income (loss)                                     532,889         (831,035)           1,785,372         2,732,183
   Net realized loss on investments sold and
    foreign currency transactions                               (13,810,188)     (68,065,195)         (39,702,390)     (215,475,392)
   Net change in unrealized appreciation/depreciation
    of investments and foreign currency translations             26,449,883      (16,740,050)          40,895,055       143,822,027
                                                             --------------    -------------        -------------    --------------
     Net increase (decrease) in net assets resulting
      from operations                                            13,172,584      (85,636,280)           2,978,037       (68,921,182)
                                                             --------------    -------------        -------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class A                                                             --               --                 (309)             (158)
     Class B                                                             --               --                  (51)           (3,271)
     Class C                                                             --               --                   (1)               --
     Class G                                                             --               --                   --           (46,997)
     Class T                                                             --               --             (276,228)       (1,161,415)
     Class Z                                                             --               --           (4,085,205)      (10,992,572)
   Net realized gain on investments:
     Class G                                                             --         (732,810)                  --                --
     Class T                                                             --       (4,986,255)                  --                --
     Class Z                                                             --       (4,800,214)                  --                --
                                                             --------------    -------------        -------------    --------------
       Total distributions                                               --      (10,519,279)          (4,361,794)      (12,204,413)
                                                             --------------    -------------        -------------    --------------
   Net increase (decrease) in net assets from
     share transactions (A)                                       4,955,580       45,686,823          (59,316,298)      (94,416,667)
                                                             --------------    -------------        -------------    --------------
   Net increase (decrease) in net assets                         18,128,164      (50,468,736)         (60,700,055)     (175,542,262)
                                                             --------------    -------------        -------------    --------------

NET ASSETS AT END OF PERIOD                                  $  325,871,580    $ 307,743,416        $ 361,489,204    $  422,189,259
                                                             ==============    =============        =============    ==============

Undistributed (overdistributed) net investment income        $      524,426    $      (8,463)       $   1,780,054    $    4,356,476
                                                             ==============    =============        =============    ==============


_________________________________
(A)  For details on share transactions by class, see Statement of Changes in Net
     Assets - Capital Stock Activity on pages 78-81.


                       See Notes to Financial Statements.

                                  74-75 spread

                                                              LIBERTY LARGE CAP CORE FUND               LIBERTY SMALL CAP FUND
                                                            ------------------------------         -------------------------------
                                                             (UNAUDITED)                            (UNAUDITED)
                                                             SIX MONTHS                             SIX MONTHS
                                                               ENDED          YEAR ENDED               ENDED           YEAR ENDED
                                                              APRIL 30,       OCTOBER 31,            APRIL 30,        OCTOBER 31,
                                                                2003            2002                   2003              2002
                                                            -------------    -------------         -------------    --------------
NET ASSETS AT BEGINNING OF PERIOD                           $ 552,242,992    $ 768,866,020         $ 610,202,895    $  531,489,622
                                                            -------------    -------------         -------------    --------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income (loss)                                 1,761,202        2,673,116               563,629           648,758
   Net realized gain (loss) on investments sold and
    foreign currency transactions                               6,410,895       (2,843,956)           13,484,739        37,781,019
   Net change in unrealized appreciation/depreciation
    of investments and foreign currency translations           (2,119,875)    (132,810,615)           26,588,720       (69,887,913)
                                                            -------------    -------------         -------------    --------------
     Net increase (decrease) in net assets resulting
      from operations                                           6,052,222     (132,981,455)           40,637,088       (31,458,136)
                                                            -------------    -------------         -------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class A                                                      (13,094)             (64)                   --                --
     Class B                                                          (86)              --                    --                --
     Class C                                                          (41)              --                    --                --
     Class G                                                      (32,480)              --                    --                --
     Class T                                                     (641,333)        (264,222)                   --                --
     Class Z                                                   (1,537,472)      (2,074,328)             (450,747)         (445,097)
   Net realized gain on investments:
     Class A                                                           --           (2,049)              (23,427)          (12,287)
     Class B                                                           --           (3,781)              (27,700)          (17,051)
     Class C                                                           --               --                (2,462)               --
     Class G                                                           --       (1,681,983)             (479,909)         (532,460)
     Class T                                                           --       (8,851,728)           (5,982,965)       (9,651,542)
     Class Z                                                           --      (15,146,836)          (25,553,703)      (37,414,810)
   Distributions in excess of net investment income:
     Class T                                                           --               --                    --                --
     Class Z                                                           --               --                    --                --
                                                            -------------    -------------         -------------    --------------
       Total distributions                                     (2,224,506)     (28,024,991)          (32,520,913)      (48,073,247)
                                                            -------------    -------------         -------------    --------------

   Net increase (decrease) in net assets from
    share transactions (A)                                   (140,332,429)     (55,616,582)          104,480,621       158,244,656
                                                            -------------    -------------         -------------    --------------
   Net increase (decrease) in net assets                     (136,504,713)    (216,623,028)          112,596,796        78,713,273
                                                            -------------    -------------         -------------    --------------

NET ASSETS AT END OF PERIOD                                 $ 415,738,279    $ 552,242,992         $ 722,799,691    $  610,202,895
                                                            =============    =============         =============    ==============

Undistributed (overdistributed) net investment income
 (loss)                                                     $    (144,072)   $     319,232         $     192,990    $       80,108
                                                            =============    =============         =============    ==============

Accumulated net investment loss                             $          --    $          --         $          --    $           --
                                                            =============    =============         =============    ==============

                                                            LIBERTY SMALL COMPANY EQUITY FUND       LIBERTY STRATEGIC EQUITY FUND
                                                            ---------------------------------     ---------------------------------
                                                              (UNAUDITED)                         (UNAUDITED)
                                                              SIX MONTHS                           SIX MONTHS
                                                                ENDED            YEAR ENDED           ENDED             YEAR ENDED
                                                               APRIL 30,         OCTOBER 31,        APRIL 30,          OCTOBER 31,
                                                                 2003               2002               2003               2002
                                                            --------------      -------------     -------------      --------------
NET ASSETS AT BEGINNING OF PERIOD                            $ 284,062,086      $ 417,936,684     $  28,567,246      $  113,594,701
                                                            --------------      -------------     -------------      --------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income (loss)                                 (1,446,366)        (3,342,769)        1,496,937             237,883
   Net realized gain (loss) on investments sold and
    foreign currency transactions                              (29,495,596)       (93,471,017)       (6,231,065)         12,886,804
   Net change in unrealized appreciation/depreciation
    of investments and foreign currency translations            42,248,993         (2,618,304)       (4,927,141)         (7,411,274)
                                                            --------------      -------------     -------------      --------------
     Net increase (decrease) in net assets resulting
      from operations                                           11,307,031        (99,432,090)       (9,661,269)          5,713,413
                                                            --------------      -------------     -------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class A                                                            --                 --              (361)                 --
     Class B                                                            --                 --               (97)                 --
     Class C                                                            --                 --                (5)                 --
     Class G                                                            --                 --           (23,483)                 --
     Class T                                                            --                 --          (416,295)            (14,787)
     Class Z                                                            --                 --          (549,566)           (270,326)
   Net realized gain on investments:
     Class A
     Class B                                                            --                 --                --                  --
     Class C                                                            --                 --                --                  --
     Class G                                                            --                 --                --                  --
     Class T                                                            --                 --                --             (92,957)
     Class Z                                                            --                 --                --                  --
   Distributions in excess of net investment income:                    --                 --                --                  --
     Class T                                                            --                 --                --            (321,990)
     Class Z                                                            --                 --                --          (4,065,865)

       Total distributions                                              --                 --          (989,807)         (4,765,925)
                                                            --------------      -------------     -------------      --------------

   Net increase (decrease) in net assets from
    share transactions (A)                                      13,846,406        (34,442,508)      163,924,278         (85,974,943)
                                                            --------------      -------------     -------------      --------------
   Net increase (decrease) in net assets                        25,153,437       (133,874,598)      153,273,202         (85,027,455)
                                                            --------------      -------------     -------------      --------------

NET ASSETS AT END OF PERIOD                                 $  309,215,523      $ 284,062,086     $ 181,840,448      $   28,567,246
                                                            ==============      =============     =============      ==============

Undistributed (overdistributed) net investment income
 (loss)                                                     $           --      $          --     $     539,968      $       32,838
                                                            ==============      =============     =============      ==============

Accumulated net investment loss                             $   (1,454,013)     $      (7,647)    $          --      $           --
                                                            ==============      =============     =============      ==============

_______________________________
(A)  For details on share transactions by class, see Statement of Changes in Net
     Assets - Capital Stock Activity on pages 82-85.


                       See Notes to Financial Statements.

                                      76-77

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY

                                                            LIBERTY ASSET ALLOCATION FUND             LIBERTY EQUITY GROWTH FUND
                                                           -------------------------------         -------------------------------
                                                             (UNAUDITED)                            (UNAUDITED)
                                                             SIX MONTHS       YEAR ENDED             SIX MONTHS       YEAR ENDED
                                                              APRIL 30,       OCTOBER 31,             APRIL 30,       OCTOBER 31,
                                                              2003 (a)          2002                  2003 (b)           2002
                                                           --------------    -------------         -------------    --------------
SHARE TRANSACTIONS:
Class A:
   Net proceeds from sales of shares                       $      100,260    $       1,942         $     289,398    $       14,224
   Issued to shareholders in reinvestment of dividends.               372              643                   122                --
   Cost of shares repurchased                                      (8,955)         (12,593)              (18,681)         (561,125)
                                                           --------------    -------------         -------------    --------------
     Net increase (decrease)                               $       91,677    $     (10,008)        $     270,839    $     (546,901)
                                                           --------------    -------------         -------------    --------------
Class B:
   Net proceeds from sales of shares                       $      629,607    $       2,002         $     427,569    $        1,377
   Issued to shareholders in reinvestment of dividends.             2,626            3,147                    --                --
   Cost of shares repurchased                                     (33,797)         (69,201)              (46,846)          (52,491)
                                                           --------------    -------------         -------------    --------------
     Net increase (decrease)                               $      598,436    $     (64,052)        $     380,723    $      (51,114)
                                                           --------------    -------------         -------------    --------------
Class C:
   Net proceeds from sales of shares                       $      105,017    $          --         $     308,987    $           --
   Issued to shareholders in reinvestment of dividends.               106               --                    --                --
   Cost of shares repurchased                                          --               --               (40,499)               --
                                                           --------------    -------------         -------------    --------------
     Net increase                                          $      105,123    $          --         $     268,488    $           --
                                                           --------------    -------------         -------------    --------------
Class G:
   Net proceeds from sales of shares                       $      531,866    $   4,078,242         $   1,414,843    $    7,699,620
   Issued to shareholders in reinvestment of dividends.           439,391          882,934                    --                --
   Cost of shares repurchased                                 (11,434,578)     (24,005,581)           (7,944,407)      (18,399,523)
                                                           --------------    -------------         -------------    --------------
     Net increase (decrease)                               $  (10,463,321)   $ (19,044,405)        $  (6,529,564)   $  (10,699,903)
                                                           --------------    -------------         -------------    --------------
Class T:
   Net proceeds from sales of shares                       $    4,015,048    $  23,448,832         $  18,411,675    $   62,313,532
   Issued to shareholders in reinvestment of dividends.         1,859,823        4,060,095                    --                --
   Cost of shares repurchased                                 (26,912,231)     (82,540,616)          (37,935,075)     (109,994,675)
                                                           --------------    -------------         -------------    --------------
     Net increase (decrease)                               $  (21,037,360)   $ (55,031,689)        $ (19,523,400)   $  (47,681,143)
                                                           --------------    -------------         -------------    --------------
Class Z:
   Net proceeds from sales of shares                       $   13,615,286    $  38,817,973         $  77,418,779    $  208,441,606
   Issued in connection with acquisition (Note 1)             127,523,327               --                    --                --
   Issued to shareholders in reinvestment of dividends.         2,075,599        3,482,666             1,331,649                --
   Cost of shares repurchased                                 (88,064,000)     (79,652,964)         (168,460,904)     (192,318,065)
                                                           --------------    -------------         -------------    --------------
     Net increase (decrease)                               $   55,150,212    $ (37,352,325)        $ (89,710,476)   $   16,123,541
                                                           --------------    -------------         -------------    --------------
   Total share transactions                                $   24,444,767    $(111,502,479)        $(114,843,390)   $  (42,855,520)
                                                           --------------    -------------         -------------    --------------

                                                                LIBERTY EQUITY VALUE FUND          LIBERTY INTERNATIONAL EQUITY FUND
                                                            -------------------------------         -------------------------------
                                                              (UNAUDITED)                             (UNAUDITED)
                                                              SIX MONTHS                              SIX MONTHS
                                                                 ENDED          YEAR ENDED               ENDED         YEAR ENDED
                                                               APRIL 30,        OCTOBER 31,            APRIL 30,       OCTOBER 31,
                                                               2003 (c)            2002                2003 (d)           2002
                                                            --------------    -------------         -------------    --------------
SHARE TRANSACTIONS:
Class A:
   Net proceeds from sales of shares                        $    1,673,917    $          --         $     579,909    $          500
   Issued to shareholders in reinvestment of dividends.                 --               --                    79               158
   Cost of shares repurchased                                   (1,624,135)              --              (388,379)             (773)
                                                            --------------    -------------         -------------    --------------
     Net increase (decrease)                                $       49,782    $          --         $     191,609    $         (115)
                                                            --------------    -------------         -------------    --------------
Class B:
   Net proceeds from sales of shares                        $      155,086    $          --         $     124,952    $           --
   Issued to shareholders in reinvestment of dividends.                 --               --                    47               904
   Cost of shares repurchased                                      (60,064)              --               (99,819)         (169,123)
                                                            --------------    -------------         -------------    --------------
     Net increase (decrease)                                $       95,022    $          --         $      25,180    $     (168,219)
                                                            --------------    -------------         -------------    --------------
Class C:
   Net proceeds from sales of shares                        $       93,781    $          --         $     705,483    $           --
   Issued to shareholders in reinvestment of dividends.                 --               --                    --                --
   Cost of shares repurchased                                      (88,576)              --              (690,926)               --
                                                            --------------    -------------         -------------    --------------
     Net increase                                           $        5,205    $          --         $      14,557    $           --
                                                            --------------    -------------         -------------    --------------
Class G:
   Net proceeds from sales of shares                        $      153,695    $   1,530,736         $      46,069    $      335,436
   Issued to shareholders in reinvestment of dividends.                 --          730,490                    --            46,346
   Cost of shares repurchased                                   (3,220,586)      (5,357,577)             (420,006)       (1,400,567)
                                                            --------------    -------------         -------------    --------------
     Net increase (decrease)                                $   (3,066,891)   $  (3,096,351)        $    (373,937)   $   (1,018,785)
                                                            --------------    -------------         -------------    --------------
Class T:
   Net proceeds from sales of shares                        $    2,801,760    $  18,997,313         $  57,969,821    $  393,268,992
   Issued to shareholders in reinvestment of dividends.                 --        4,923,064               267,641         1,067,845
   Cost of shares repurchased                                  (12,205,088)     (42,048,389)          (62,935,407)     (410,600,585)
                                                            --------------    -------------         -------------    --------------
     Net increase (decrease)                                $   (9,403,328)   $ (18,128,012)        $  (4,697,945)   $  (16,263,748)
                                                            --------------    -------------         -------------    --------------
Class Z:
   Net proceeds from sales of shares                        $   52,417,959    $ 103,359,201         $ 120,125,439    $  559,110,349
   Issued in connection with acquisition (Note 1)                       --               --                    --                --
   Issued to shareholders in reinvestment of dividends.                 --        3,849,192             1,158,531         3,916,708
   Cost of shares repurchased                                  (35,142,169)     (40,297,207)         (175,759,732)     (639,992,857)
                                                            --------------    -------------         -------------    --------------
     Net increase (decrease)                                $   17,275,790    $  66,911,186         $ (54,475,762)   $  (76,965,800)
                                                            --------------    -------------         -------------    --------------
   Total share transactions                                 $    4,955,580    $  45,686,823         $ (59,316,298)   $  (94,416,667)
                                                            --------------    -------------         -------------    --------------



______________________________
(a)  Effective November 18, 2002, the Galaxy Asset Allocation Fund Prime A,
     Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty
     Asset Allocation Fund Class A, Class B, Class G, Class T and Class Z
     shares, respectively. Subsequently, the Fund began offering Class C shares.
(b)  Effective November 18, 2002, the Galaxy Equity Growth Fund Prime A, Prime
     B, Retail B, Retail A and Trust shares were reorganized as Liberty Equity
     Growth Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares.
(c)  Effective November 25, 2002, the Galaxy Equity Value Fund Retail B, Retail
     A and Trust shares were reorganized as Liberty Equity Value Fund Class G,
     Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares.
(d)  Effective November 18, 2002, the Galaxy International Equity Fund Prime A,
     Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty
     International Equity Fund Class A, Class B, Class G, Class T and Class Z
     shares, respectively. Subsequently, the Fund began offering Class C shares.


                       See Notes to Financial Statements.

                                  78-79 spread


                         LIBERTY ASSET ALLOCATION         LIBERTY EQUITY        LIBERTY EQUITY VALUE      LIBERTY INTERNATIONAL
                                   FUND                     GROWTH FUND                 FUND                   EQUITY FUND
                        --------------------------  ------------------------  ------------------------  -------------------------
                         (UNAUDITED)                (UNAUDITED)               (UNAUDITED)               (UNAUDITED)
                         SIX MONTHS                 SIX MONTHS                SIX MONTHS                SIX MONTHS
                           ENDED       YEAR ENDED     ENDED      YEAR ENDED     ENDED      YEAR ENDED      ENDED      YEAR ENDED
                          APRIL 30,    OCTOBER 31,   APRIL 30,   OCTOBER 31,   APRIL 30,   OCTOBER 31,   APRIL 30,    OCTOBER 31,
                          2003 (a)       2002        2003 (b)       2002       2003 (c)       2002       2003 (d)        2002
                        -------------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
Class A:
    Sold                        7,991          153       18,294          675      167,763           --       63,652            43
    Issued to
     shareholders in
     reinvestment of
     dividends                     30           46            8           --           --           --            9            14

    Repurchased                  (702)        (877)      (1,169)     (31,158)    (161,567)          --     (42,500)           (79)
        Net increase    -------------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
         (decrease)             7,319         (678)      17,133      (30,483)       6,196           --       21,161           (22)
                        -------------  ----------- ------------  -----------  -----------  -----------  -----------  -------------
Class B:
    Sold                       49,852          132       27,605           76       16,668           --       14,048            --
    Issued to
     shareholders in
     reinvestment of
     dividends                    211          226           --           --           --           --            5            79
    Repurchased                (2,701)      (4,930)      (3,010)      (2,768)      (6,179)          --     (11,260)       (19,410)
        Net increase    -------------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
         (decrease)            47,362       (4,572)      24,595       (2,692)       10,489          --        2,793       (19,331)
                        -------------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
Class C:
    Sold                        8,334           --       20,274           --       10,255           --       78,769            --
    Issued to
     shareholders in
     reinvestment of
     dividends                      8           --           --           --           --           --           --            --
    Repurchased                    --           --       (2,626)          --      (9,436)           --     (77,017)            --
                        -------------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
        Net increase            8,342           --       17,648           --          819           --        1,752            --
                        -------------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
Class G:
    Sold                       41,748      280,333       94,826      402,662       16,693      122,965        5,129        29,664
    Issued to
      shareholders in
      reinvestment of
      dividends                34,822       63,424           --           --           --       56,061           --         4,075
     Repurchased             (898,365)  (1,754,424)    (535,434)  (1,070,412)    (347,889)    (485,678)     (46,854)     (130,389)
                        -------------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
        Net decrease         (821,795)  (1,410,667)    (440,608)    (667,750)    (331,196)    (306,652)     (41,725)      (96,650)
                        -------------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
Class T:
    Sold                      313,911    1,681,657    1,142,911    3,309,526      289,755    1,461,025    6,345,159    36,599,906
    Issued to
     shareholders in
     reinvestment of
     dividends                146,552      287,807           --           --           --      365,484       29,476        93,635
    Repurchased            (2,113,368)  (5,963,835)  (2,393,809)  (5,906,627)  (1,279,928)  (3,436,236)  (6,883,161)  (37,921,896)
                        -------------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
        Net decrease       (1,652,905)  (3,994,371)  (1,250,898)  (2,597,101)    (990,173)  (1,609,727)    (508,526)   (1,228,355)
                        -------------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
Class Z:
    Sold                    1,068,550    2,688,275    4,845,757   10,670,158    5,350,726    8,229,129   12,972,051    51,501,696
    Issued in connection
     with acquisition
     (Note 1)               9,749,490           --           --           --           --           --           --            --
    Issued to
     shareholders in
     reinvestment of
     dividends                164,711      246,822       83,280           --           --      281,992      125,382       339,109

    Repurchased            (7,002,243)  (5,622,405) (10,468,731) (10,051,097)  (3,574,294)  (3,316,907)  19,122,788)  (58,357,513)
        Net increase    -------------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
         (decrease)         3,980,508   (2,687,308)  (5,539,694)     619,061    1,776,432    5,194,214    6,025,355)   (6,516,708)
                        -------------  -----------  -----------  -----------  -----------  -----------  -----------  ------------


________________________________
(a) Effective November 18, 2002, the Galaxy Asset Allocation Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Asset Allocation Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares.
(b) Effective November 18, 2002, the Galaxy Equity Growth Fund Prime A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty Equity Growth Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares.
(c) Effective November 25, 2002, the Galaxy Equity Value Fund Retail B, Retail A and Trust shares were reorganized as Liberty Equity Value Fund Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares.
(d)  Effective November 18, 2002, the Galaxy International Equity Fund Prime
     A, Prime B, Retail B, Retail A and Trust shares were reorganized as Liberty International Equity Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares.
(e)  Rounds to less than $1.


                       See Notes to Financial Statements.

                                       80-81



                                                           LIBERTY LARGE CAP CORE FUND               LIBERTY SMALL CAP FUND
                                                           -------------------------------         -------------------------------
                                                             (UNAUDITED)                           (UNAUDITED)
                                                             SIX MONTHS                             SIX MONTHS
                                                              APRIL 30,       OCTOBER 31,            APRIL 30,       OCTOBER 31,
                                                              2003 (a)          2002                  2003 (b)          2002
                                                           --------------    -------------         -------------    --------------
SHARE TRANSACTIONS:
Class A:
   Net proceeds from sales of shares                       $      417,677    $         128         $   8,648,507    $      157,443
   Issued in connection with acquisition (Note 1)               6,454,752               --                    --                --
   Issued to shareholders in reinvestment of dividends.            12,557              466                21,913             9,710
   Cost of shares repurchased                                    (565,322)         (40,839)             (638,257)         (105,884)
                                                           --------------    -------------         -------------    --------------
     Net increase (decrease)                               $    6,319,664    $     (40,245)        $   8,032,163    $       61,269
                                                           --------------    -------------         -------------    --------------
Class B:
   Net proceeds from sales of shares                       $      324,106    $          --         $   1,954,170    $      132,259
   Issued to shareholders in reinvestment of dividends.                86            3,106                26,282            17,051
   Cost of shares repurchased                                     (19,293)         (31,132)              (98,533)          (33,156)
                                                           --------------    -------------         -------------    --------------
     Net increase (decrease)                               $      304,899    $     (28,026)        $   1,881,919    $      116,154
                                                           --------------    -------------         -------------    --------------
Class C:
   Net proceeds from sales of shares                       $      223,117    $          --         $   1,346,988    $           --
   Issued to shareholders in reinvestment of dividends.                41               --                 2,361                --
   Cost of shares repurchased                                    (121,881)              --               (77,498)               --
                                                           --------------    -------------         -------------    --------------
   Net increase                                            $      101,277    $          --         $   1,271,851    $           --
                                                           --------------    -------------         -------------    --------------
Class G:
   Net proceeds from sales of shares                       $      289,346    $   1,998,005         $     273,996    $    6,235,998
   Issued in connection with acquisition (Note 1)              12,420,359               --                    --                --
   Issued to shareholders in reinvestment of dividends.            30,909        1,654,365               465,333           526,290
   Cost of shares repurchased                                 (10,654,950)     (10,728,602)             (654,263)       (1,509,331)
                                                           --------------    -------------         -------------    --------------
     Net increase (decrease)                               $    2,085,664    $  (7,076,232)        $      85,066    $    5,252,957
                                                           --------------    -------------         -------------    --------------
Class T:
   Net proceeds from sales of shares                       $    8,612,027    $  33,029,033         $  21,051,491    $   92,202,077
   Issued in connection with acquisition (Note 1)                      --               --                    --                --
   Issued to shareholders in reinvestment of dividends.           669,335        8,936,751             5,680,741         9,395,064
   Cost of shares repurchased                                 (19,213,281)     (70,008,875)          (28,046,533)      (70,792,166)
                                                           --------------    -------------         -------------    --------------
     Net increase (decrease)                               $   (9,931,919)   $ (28,043,091)        $  (1,314,301)   $   30,804,975
                                                           --------------    -------------         -------------    --------------
Class Z:
   Net proceeds from sales of shares                       $   26,645,466    $ 100,632,122         $ 148,558,423    $  283,345,487
   Issued in connection with acquisition (Note 1)              69,340,646               --                    --                --
   Redemption-in-kind (e)                                              --               --                    --                --
   Issued to shareholders in reinvestment of dividends.           771,569       15,587,396            18,622,287        28,972,951
   Cost of shares repurchased                                (235,969,695)    (136,648,506)          (72,656,787)     (190,309,137)
                                                           --------------    -------------         -------------    --------------
     Net increase (decrease)                               $ (139,212,014)   $ (20,428,988)        $  94,523,923    $  122,009,301
                                                           --------------    -------------         -------------    --------------
   Total share transactions                                $ (140,332,429)   $ (55,616,582)        $ 104,480,621    $  158,244,656
                                                           --------------    -------------         -------------    --------------
                                                            LIBERTY SMALL COMPANY EQUITY FUND       LIBERTY STRATEGIC EQUITY FUND
                                                            ---------------------------------     ---------------------------------
                                                              (UNAUDITED)                          (UNAUDITED)
                                                              SIX MONTHS                           SIX MONTHS
                                                                ENDED             YEAR ENDED         ENDED             YEAR ENDED
                                                               APRIL 30,          OCTOBER 31,       APRIL 30,          OCTOBER 31,
                                                               2003 (c)             2002            2003 (d)             2002
                                                            --------------      -------------     -------------      --------------
SHARE TRANSACTIONS:
Class A:
   Net proceeds from sales of shares                        $      143,018      $          --     $     163,279      $           --
   Issued in connection with acquisition (Note 1)                       --                 --                --                  --
   Issued to shareholders in reinvestment of dividends.                 --                 --               203                  --
   Cost of shares repurchased                                      (85,163)                --           (68,462)                 --
                                                            --------------      -------------     -------------      --------------
     Net increase (decrease)                                $       57,855      $          --     $      95,020      $           --
                                                            --------------      -------------     -------------      --------------
Class B:
   Net proceeds from sales of shares                        $       18,739      $          --     $     255,280      $           --
   Issued to shareholders in reinvestment of dividends.                 --                 --                78                  --
   Cost of shares repurchased                                       (5,808)                --          (148,051)                 --
                                                            --------------      -------------     -------------      --------------
     Net increase (decrease)                                $       12,931      $          --     $     107,307      $           --
                                                            --------------      -------------     -------------      --------------
Class C:
   Net proceeds from sales of shares                        $       54,678      $          --     $     278,828      $           --
   Issued to shareholders in reinvestment of dividends.                 --                 --                 2                  --
   Cost of shares repurchased                                      (51,883)                --          (100,380)                 --
                                                            --------------      -------------     -------------      --------------
   Net increase                                             $        2,795      $          --     $     178,450      $           --
                                                            --------------      -------------     -------------      --------------
Class G:
   Net proceeds from sales of shares                        $      124,954      $   5,343,587     $     105,744      $      607,331
   Issued in connection with acquisition (Note 1)                       --                 --        10,032,885                  --
   Issued to shareholders in reinvestment of dividends.                 --                 --            23,005              92,335
   Cost of shares repurchased                                   (1,673,017)        (7,654,692)       (1,115,215)           (449,690)
                                                            --------------      -------------     -------------      --------------
     Net increase (decrease)                                $   (1,548,063)     $  (2,311,105)    $   9,046,419      $      249,976
                                                            --------------      -------------     -------------      --------------

Class T:                                                    $   16,091,155      $ 103,731,584     $     695,070      $    1,956,588
   Net proceeds from sales of shares                                    --                 --       101,580,964                  --
   Issued in connection with acquisition (Note 1)                       --                 --           401,549             334,609
   Issued to shareholders in reinvestment of dividends.        (20,215,302)      (111,618,506)      (10,907,179)         (2,756,097)
   Cost of shares repurchased                               --------------      -------------     -------------      --------------
                                                            $   (4,124,147)     $  (7,886,922)    $  91,770,404      $     (464,900)
     Net increase (decrease)                                --------------      -------------     -------------      --------------

Class Z:                                                    $   55,350,471      $  81,621,271     $  11,827,322      $    9,952,015
   Net proceeds from sales of shares                                    --                 --        76,942,534                  --
   Issued in connection with acquisition (Note 1)                       --                 --                --         (93,827,039)
   Redemption-in-kind (e)                                               --                 --           132,643           3,813,095
   Issued to shareholders in reinvestment of dividends.        (35,905,436)      (105,865,752)      (26,175,821)         (5,698,090)
   Cost of shares repurchased                               --------------      -------------     -------------      --------------
                                                            $   19,445,035      $ (24,244,481)    $  62,726,678      $  (85,760,019)
     Net increase (decrease)                                --------------      -------------     -------------      --------------
                                                            $   13,846,406      $ (34,442,508)    $ 163,924,278      $  (85,974,943)
   Total share transactions                                 --------------      -------------     -------------      --------------



_______________________________
(a)  Effective December 9, 2002, the Galaxy Large Cap Value Fund Prime A, Prime
     B, Retail B, Retail A and Trust shares were reorganized as Liberty Large
     Cap Core Fund (formerly known as Galaxy Growth & Income Fund) Class A,
     Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares.
(b)  Effective November 18, 2002, the Galaxy Small Cap Value Fund Prime A, Prime
     B, Retail B, Retail A and Trust shares were reorganized as Liberty Small
     Cap Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares.
(c)  Effective November 18, 2002, the Galaxy Small Company Equity Fund Retail B,
     Retail A and Trust shares were reorganized as Liberty Small Company Equity
     Fund Class G, Class T and Class Z shares, respectively. Subsequently, the
     Fund began offering Class A, Class B and Class C shares.
(d)  Effective November 25, 2002, the Galaxy Strategic Equity Fund Retail B,
     Retail A and Trust shares were reorganized as Liberty Strategic Equity Fund
     Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares.
(e)  The Strategic Equity Fund had a redemption-in-kind on January 11, 2002 which resulted in a redemption out of the Fund of $93,827,039. The redemption is comprised of securities and cash in the amounts of
     $83,530,666 and $10,296,373, respectively.


                       See Notes to Financial Statements.

                                  82-83 spread


                                                             LIBERTY LARGE CAP CORE FUND               LIBERTY SMALL CAP FUND
                                                           -------------------------------         -------------------------------
                                                             (UNAUDITED)                            (UNAUDITED)
                                                             SIX MONTHS                             SIX MONTHS
                                                               ENDED          YEAR ENDED              ENDED          YEAR ENDED
                                                              APRIL 30,       OCTOBER 31,            APRIL 30,       OCTOBER 31,
                                                              2003 (a)           2002                2003 (b)           2002
                                                           --------------    -------------         -------------    --------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
Class A:
   Sold                                                            40,805               10               705,453            11,215
   Issued in connection with acquisition (Note 1)                 621,521               --                    --                --
   Issued to shareholders in reinvestment of dividends.             1,312               35                 1,737               683
   Repurchased                                                    (55,826)          (3,221)              (53,367)           (7,291)
                                                           --------------    -------------         -------------    --------------
     Net increase (decrease)                                      607,812           (3,176)              653,823             4,607
                                                           --------------    -------------         -------------    --------------
Class B:
   Sold                                                            32,860               --               162,172             9,728
   Issued to shareholders in reinvestment of dividends.                 9              237                 2,142             1,222
   Repurchased                                                     (1,931)          (3,283)               (8,376)           (2,347)
                                                           --------------    -------------         -------------    --------------
     Net increase (decrease)                                       30,938           (3,046)              155,938             8,603
                                                           --------------    -------------         -------------    --------------
Class C:
   Sold                                                            22,725               --               113,492                --
   Issued to shareholders in reinvestment of dividends.                 5               --                   192                --
   Repurchased                                                    (12,351)              --                (6,556)               --
                                                           --------------    -------------         -------------    --------------
     Net increase                                                  10,379               --               107,128                --
                                                           --------------    -------------         -------------    --------------
Class G:
   Sold                                                            29,522          162,505                22,787           429,423
   Issued in connection with acquisition (Note 1)               1,226,272               --                    --                --
   Issued to shareholders in reinvestment of dividends.             3,352          126,869                38,236            38,027
   Repurchased                                                 (1,086,225)        (973,850)              (55,979)         (111,919)
                                                           --------------    -------------         -------------    --------------
     Net increase (decrease)                                      172,921         (684,476)                5,044           355,531
                                                           --------------    -------------         -------------    --------------
Class T:
   Sold                                                           856,629        2,708,325             1,656,163         6,479,808
   Issued in connection with acquisition (Note 1)                      --               --                    --                --
   Issued to shareholders in reinvestment of dividends.            67,414          675,947               453,371           665,372
   Repurchased                                                 (1,919,528)      (5,908,323)           (2,247,166)       (5,121,259)
                                                           --------------    -------------         -------------    --------------
     Net increase (decrease)                                     (995,485)      (2,524,051)             (137,632)        2,023,921
                                                           --------------    -------------         -------------    --------------
Class Z:
   Sold                                                         2,634,951        7,884,391            11,807,379        19,254,421
   Issued in connection with acquisition (Note 1)               6,658,543               --                    --                --
   Redemption-in-kind                                                  --               --                    --                --
   Issued to shareholders in reinvestment of dividends.            74,470        1,177,076             1,461,938         2,024,954
   Repurchased                                                (24,143,890)     (11,419,815)           (5,769,992)      (13,389,656)
                                                           --------------    -------------         -------------    --------------
     Net increase (decrease)                                  (14,775,926)      (2,358,348)            7,499,325         7,889,719
                                                           --------------    -------------         -------------    --------------

                                                               LIBERTY SMALL COMPANY EQUITY FUND    LIBERTY STRATEGIC EQUITY FUND
                                                               ---------------------------------   -------------------------------
                                                                (UNAUDITED)                         (UNAUDITED)
                                                                SIX MONTHS                          SIX MONTHS
                                                                  ENDED             YEAR ENDED        ENDED          YEAR ENDED
                                                                 APRIL 30,          OCTOBER 31,      APRIL 30,       OCTOBER 31,
                                                                 2003 (c)              2002          2003 (d)           2002
                                                               --------------      -------------   -------------    --------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
Class A:
   Sold                                                                12,990                 --          18,985                --
   Issued in connection with acquisition (Note 1)                          --                 --              --                --
   Issued to shareholders in reinvestment of dividends.                    --                 --              26                --
   Repurchased                                                         (7,830)                --          (8,824)               --
                                                               --------------      -------------   -------------    --------------
     Net increase (decrease)                                            5,160                 --          10,187                --
                                                               --------------      -------------   -------------    --------------
Class B:
   Sold                                                                 1,646                 --          30,911                --
   Issued to shareholders in reinvestment of dividends.                    --                 --              10                --
   Repurchased                                                           (588)                --         (17,015)               --
                                                               --------------      -------------   -------------    --------------
     Net increase (decrease)                                            1,058                 --          13,906                --
                                                               --------------      -------------   -------------    --------------
Class C:
   Sold                                                                 4,992                 --          34,757                --
   Issued to shareholders in reinvestment of dividends.                    --                 --           --(e)                --
   Repurchased                                                         (4,785)                --         (12,079)               --
                                                               --------------      -------------   -------------    --------------
     Net increase                                                         207                 --          22,678                --
                                                               --------------      -------------   -------------    --------------
Class G:
   Sold                                                                11,749            358,543          12,791            58,075
   Issued in connection with acquisition (Note 1)                          --                 --       1,137,552                --
   Issued to shareholders in reinvestment of dividends.                    --                 --           2,918             8,802
   Repurchased                                                       (158,672)          (561,965)       (135,419)          (48,228)
                                                               --------------      -------------   -------------    --------------
     Net increase (decrease)                                         (146,923)          (203,422)      1,017,842            18,649
                                                               --------------      -------------   -------------    --------------
Class T:
   Sold                                                             1,383,749          7,332,857          81,792           184,929
   Issued in connection with acquisition (Note 1)                          --                 --      11,278,336                --
   Issued to shareholders in reinvestment of dividends.                    --                 --          49,801            31,497
   Repurchased                                                     (1,753,270)        (7,849,704)     (1,306,126)         (285,078)
                                                               --------------      -------------   -------------    --------------
     Net increase (decrease)                                         (369,521)          (516,847)     10,103,803           (68,652)
                                                               --------------      -------------   -------------    --------------

Class Z:                                                            4,653,405          5,263,829       1,370,675           985,895
   Sold                                                                    --                 --       8,539,200                --
   Issued in connection with acquisition (Note 1)                          --                 --              --        (8,728,097)
   Redemption-in-kind                                                      --                 --          16,373           356,985
   Issued to shareholders in reinvestment of dividends.            (3,038,944)        (7,195,424)     (3,097,381)         (552,015)
   Repurchased                                                 --------------      -------------   -------------    --------------
                                                                    1,614,461         (1,931,595)      6,828,867        (7,937,232)
     Net increase (decrease)                                   --------------      -------------   -------------    --------------

______________________________
(a)  Effective December 9, 2002, the Galaxy Large Cap Value Fund Prime A, Prime
     B, Retail B, Retail A and Trust shares were reorganized as Liberty Large
     Cap Core Fund (formerly known as Galaxy Growth & Income Fund) Class A,
     Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares.
(b)  Effective November 18, 2002, the Galaxy Small Cap Value Fund Prime A, Prime
     B, Retail B, Retail A and Trust shares were reorganized as Liberty Small
     Cap Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares.
(c)  Effective November 18, 2002, the Galaxy Small Company Equity Fund Retail B,
     Retail A and Trust shares were reorganized as Liberty Small Company Equity
     Fund Class G, Class T and Class Z shares, respectively. Subsequently, the
     Fund began offering Class A, Class B and Class C shares.
(d)  Effective November 25, 2002, the Galaxy Strategic Equity Fund Retail B,
     Retail A and Trust shares were reorganized as Liberty Strategic Equity Fund
     Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares.
(e)  Rounds to less than $1.


                       See Notes to Financial Statements.

                                      84-85

                         LIBERTY ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                            (UNAUDITED)
                             SIX MONTHS
                               ENDED                                   YEAR ENDED OCTOBER 31,
                              APRIL 30,          ----------------------------------------------------------------------
CLASS A SHARES                2003 (a)               2002              2001                2000              1999 (b)
                           -------------         ------------      -------------       ------------       -------------
Net Asset Value,
 Beginning of Period       $       12.86         $      14.95      $       18.77       $      17.73       $       16.95
                           -------------         ------------      -------------       ------------       -------------
Income from Investment
 Operations:
Net investment income(c)            0.13(d)              0.26(e)            0.34(d)            0.39(d)             0.44
Net realized and unrealized
 gain (loss) on investments         0.18                (2.12)(e)          (3.06)              1.36                1.17
                           -------------         ------------      -------------       ------------       -------------
  Total from Investment
   Operations                       0.31                (1.86)             (2.72)              1.75                1.61
                           -------------         ------------      -------------       ------------       -------------
Less Distributions
 Declared to Shareholders:
From net investment income         (0.12)               (0.23)             (0.36)             (0.40)              (0.40)
From net realized gains               --                   --              (0.74)             (0.31)              (0.43)
                           -------------         ------------      -------------       ------------       -------------
  Total Distributions
   Declared to Shareholders        (0.12)               (0.23)             (1.10)             (0.71)              (0.83)
                           -------------         ------------      -------------       ------------       -------------
Net Asset Value, End of
 Period                    $       13.05         $      12.86      $       14.95       $      18.77       $       17.73
                           =============         ============      =============       ============       =============
Total Return(f)(g)                  2.48%(h)           (12.53)%           (15.08)%            10.15%               9.72%
                           =============         ============      =============       ============       =============
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(i)                         1.50%(j)             1.40%              1.26%              1.15%               1.16%
Net investment income(i)            2.03%(j)             1.73%(e)           2.07%              2.15%               2.27%
Waiver/reimbursement                  --%(j)(k)          0.13%              0.12%              0.15%               0.13%
Portfolio turnover rate              146%(h)               40%                65%                59%                135%
Net assets, end of period
 (000's)                   $         139         $         43      $          60       $        186       $         238



_______________________________________
(a) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Liberty Asset Allocation Fund, Class A shares.
(b)  The Fund began offering Prime A shares on November 1, 1998.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.13, $0.24, $0.33, $0.37 and $0.38,
     respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.


                       See Notes to Financial Statements.

                         LIBERTY ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                            (UNAUDITED)
                            SIX MONTHS
                              ENDED                                    YEAR ENDED OCTOBER 31,
                             APRIL 30,           ----------------------------------------------------------------------
CLASS B SHARES                2003 (a)              2002               2001                2000              1999 (b)
                           -------------         ------------      -------------       ------------       -------------
Net Asset Value,
 Beginning of Period       $       12.85         $      14.93      $       18.75       $      17.71       $       16.95
                           -------------         ------------      -------------       ------------       -------------
Income from
 Investment Operations:
Net investment
income(c)                           0.09(d)              0.14(e)            0.22(d)            0.26(d)             0.29
Net realized and
 unrealized (gain) loss
 on investments                     0.20                (2.08)(e)          (3.06)              1.35                1.19
                           -------------         ------------      -------------       ------------       -------------
  Total from Investment
   Operations                       0.29                (1.94)             (2.84)              1.61                1.48
                           -------------         ------------      -------------       ------------       -------------
Less Distributions
 Declared to Shareholders:
From net investment
 income                            (0.09)               (0.14)             (0.24)             (0.26)              (0.29)
From net realized gains               --                   --              (0.74)             (0.31)              (0.43)
                           -------------         ------------      -------------       ------------       -------------
  Total Distributions
   Declared to Shareholders        (0.09)               (0.14)             (0.98)             (0.57)              (0.72)
                           -------------         ------------      -------------       ------------       -------------
Net Asset Value, End of
 Period                    $       13.05         $      12.85      $       14.93       $      18.75       $       17.71
                           =============         ============      =============       ============       =============
Total Return(f)(g)                  2.25%(h)           (13.06)%           (15.68)%             9.29%               8.91%
                           =============         ============      =============       ============       =============
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(i)                         2.06%(j)             2.06%              1.99%              1.89%               1.90%
Net investment income(i)            1.45%(j)             1.07%(e)           1.34%              1.41%               1.53%
Waiver/reimbursement                  --%(j)(k)            --%              0.04%              0.17%               0.18%
Portfolio turnover rate              146%(h)               40%                65%                59%                135%
Net assets, end of
 period (000's)            $         899         $        276      $         389       $        526       $         519



_______________________________________
(a) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Liberty Asset Allocation Fund, Class B shares.
(b)  The Fund began offering Prime B shares on November 1, 1998.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.09, $0.14, $0.22, $0.23 and $0.26,
     respectively
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.


                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                   (UNAUDITED)
                                                  PERIOD ENDED
                                                    APRIL 30,
CLASS C SHARES                                      2003 (a)
                                                ---------------
Net Asset Value, Beginning of Period            $         13.08
                                                ---------------
Income from Investment Operations:

Net investment income(b)(c)                                0.09
Net realized and unrealized gain on
investments                                               (0.06)
                                                ---------------
  Total from Investment Operations                         0.03
                                                ---------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.06)
                                                ---------------
Net Asset Value, End of Period                  $         13.05
                                                ===============
Total Return(d)(e)(f)                                      0.23%
                                                ===============
Ratios to Average Net Assets/Supplemental
Data:
Expenses(g)(h)                                             2.09%
Net investment income(g)(h)                                1.64%
Waiver/reimbursement(h)                                      --%(i)
Portfolio turnover rate(e)                                  146%
Net assets, end of period (000's)               $           109

______________________________________
(a) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $0.09.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%.


                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                             (UNAUDITED)
                             SIX MONTHS
                               ENDED                                         YEAR ENDED OCTOBER 31,
                              APRIL 30,        --------------------------------------------------------------------------------
CLASS G SHARES                2003 (a)            2002              2001              2000             1999            1998
                           -------------       -----------      ------------      ------------      ------------    -----------
Net Asset Value,
 Beginning of Period       $       12.84       $     14.92      $      18.74      $      17.70      $      16.92    $     16.43
                           -------------       -----------      ------------      ------------      ------------    -----------
Income from Investment
 Operations:
Net investment income(b)            0.08(c)           0.14(d)           0.22(c)           0.24(c)           0.25           0.29
Net realized and
unrealized gain (loss) on
 investments                        0.19             (2.08)            (3.06)             1.36              1.21           1.71
                           -------------       -----------      ------------      ------------      ------------    -----------
  Total from Investment
   Operations                       0.27             (1.94)            (2.84)             1.60              1.46           2.00
                           -------------       -----------      ------------      ------------      ------------    -----------
Less Distributions
 Declared to Shareholders:
From net investment income         (0.08)            (0.14)            (0.24)            (0.25)            (0.25)         (0.30)
From net realized gains               --                --             (0.74)            (0.31)            (0.43)         (1.21)
                           -------------       -----------      ------------      ------------      ------------    -----------
  Total Distributions
   Declared to Shareholders        (0.08)            (0.14)            (0.98)            (0.56)            (0.68)         (1.51)
                           -------------       -----------      ------------      ------------      ------------    -----------
Net Asset Value, End of
 Period                    $       13.03       $     12.84      $      14.92      $      18.74 $           17.70    $     16.92
                           =============       ===========      ============      ============      ============    ===========
Total Return(e)(f)                  2.16%(g)        (13.08)%          (15.72)%            9.20%             8.76%         13.14%
                           =============       ===========      ============      ============      ============    ===========
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                         2.23%(i)          2.09%             2.01%             1.99%             2.00%          1.99%
Net investment income(h)            1.20%(i)          1.04%             1.33%             1.31%             1.43%          1.77%
Waiver/reimbursement                  --%(i)          0.03%             0.01%               --%               --%            --%
Portfolio turnover rate              146%(g)            40%               65%               59%              135%           108%
Net assets, end of
 period (000's)            $      63,547       $    73,183      $    106,074      $    105,980      $     91,199    $    57,876



________________________________
(a) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Liberty Asset Allocation Fund, Class G shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.08, $0.14, $0.22, $0.24, $0.25 and
     $0.29, respectively
(c) Per share data was calculated using average shares outstanding during the period.
(d) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                             (UNAUDITED)
                             SIX MONTHS
                               ENDED                                          YEAR ENDED OCTOBER 31,
                              APRIL 30,        --------------------------------------------------------------------------------
CLASS T SHARES                2003 (a)             2002              2001              2000              1999           1998
                           -------------       -----------      ------------      ------------      ------------    -----------
Net Asset Value,
 Beginning of Period       $       12.87       $     14.95      $      18.79      $      17.74      $      16.95    $     16.46
                           -------------       -----------      ------------      ------------      ------------    -----------
Income from Investment
 Operations:
Net investment income(b)            0.13(c)           0.25(d)           0.33(c)           0.37(c)           0.37           0.38
Net realized and unrealized
 gain (loss) on investments         0.19             (2.09)(d)         (3.08)             1.36              1.21           1.72
                           -------------       -----------      ------------      ------------      ------------    -----------
  Total from Investment
   Operations                       0.32             (1.84)            (2.75)             1.73              1.58           2.10
                           -------------       -----------      ------------      ------------      ------------    -----------
Less Distributions Declared
 to Shareholders:
From net investment income         (0.13)            (0.24)            (0.35)            (0.37)            (0.36)         (0.40)
From net realized gains               --                --             (0.74)            (0.31)            (0.43)         (1.21)
                           -------------       -----------      ------------      ------------      ------------    -----------
Total Distributions
 Declared to Shareholders          (0.13)            (0.24)            (1.09)            (0.68)            (0.79)         (1.61)
                           -------------       -----------      ------------      ------------      ------------    -----------
Net Asset Value, End of
 Period                    $       13.06       $     12.87      $      14.95      $      18.79      $      17.74    $     16.95
                           =============       ===========      ============      ============      ============    ===========
Total Return(e)(f)                  2.52%(g)        (12.45)%          (15.18)%            9.98%             9.53%         13.85%
                           =============       ===========      ============      ============      ============    ===========
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                         1.46%(i)          1.37%            1.33%              1.29%             1.32%          1.33%
Net investment
 income(h)                          1.99%(i)          1.76%(d)          2.01%             2.01%             2.11%          2.43%
Waiver/reimbursement                  --%(i)          0.01%             0.01%               --%               --%            --%
Portfolio turnover rate              146%(g)            40%               65%               59%              135%           108%
Net assets, end of period
 (000's)                   $     179,510       $   198,154      $    289,882      $    371,590      $    389,077    $   323,498



_______________________________________
(a) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were redesignated Liberty Asset Allocation Fund, Class T shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.13, $0.24, $0.33, $0.37, $0.37 and
     $0.38, respectively
(c) Per share data was calculated using average shares outstanding during the period.
(d) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

                       See Notes to Financial Statements.

LIBERTY ASSET ALLOCATION FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                            (UNAUDITED)
                             SIX MONTHS
                              ENDED                                       YEAR ENDED OCTOBER 31,
                             APRIL 30,         -------------------------------------------------------------------------------
CLASS Z SHARES               2003 (a)             2002              2001              2000              1999           1998
                           ------------        ----------        ----------       ------------      -----------     ----------
Net Asset Value,
 Beginning of Period       $      12.87        $    14.94        $    18.78       $      17.73      $     16.96     $    16.47
                           ------------        ----------        ----------       ------------      -----------     ----------
Income from
 Investment Operations:
Net investment income(b)           0.15(c)           0.29(d)           0.37(c)            0.41(c)          0.40           0.42
Net realized and
 unrealized gain (loss)
 on investments                    0.19             (2.09)(d)         (3.08)              1.36             1.20           1.71
                           ------------        ----------        ----------       ------------      -----------     ----------
  Total from Investment
   Operations                      0.34             (1.80)            (2.71)              1.77             1.60           2.13
                           ------------        ----------        ----------       ------------      -----------     ----------
Less Distributions
 Declared to Shareholders:
From net investment income        (0.14)            (0.27)            (0.39)             (0.41)           (0.40)         (0.43)
From net realized gains              --                --             (0.74)             (0.31)           (0.43)         (1.21)
                           ------------        ----------        ----------       ------------      -----------     ----------
  Total Distributions
   Declared to Shareholders       (0.14)            (0.27)            (1.13)             (0.72)           (0.83)         (1.64)
                           ------------        ----------        ----------       ------------      -----------     ----------
Net Asset Value,
 End of Period             $      13.07        $    12.87        $    14.94       $      18.78      $     17.73     $    16.96
                           ============        ==========        ==========       ============      ===========     ==========

Total Return(e)(f)                 2.72%(g)        (12.23)%          (14.94)%            10.21%            9.63%         14.05%
                           ============        ==========        ==========       ============      ===========     ==========
Ratios to Average  Net
 Assets/Supplemental Data:
Expenses(h)                        1.04%(i)          1.12%             1.11%              1.09%            1.12%          1.13%
Net investment income(h)           2.36%(i)          2.01%(d)          2.23%              2.21%            2.31%          2.63%
Waiver/reimbursement                 --%(i)          0.03%               --%                --%              --%            --%
Portfolio turnover rate             146%(g)            40%               65%                59%             135%           108%
Net assets, end of period
 (000's)                   $    218,505        $  163,934        $  230,562       $    290,970      $   269,851     $  218,666



______________________________________
(a) On November 18, 2002, the Galaxy Asset Allocation Fund, Trust shares were redesignated Liberty Asset Allocation Fund, Class Z shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2002, 2001, 2000, 1999 and 1998 was $0.15, $0.28, $0.37, $0.41, $0.40
     and $0.42, respectively
(c) Per share data was calculated using average shares outstanding during the period.
(d) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the net ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY EQUITY GROWTH FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                            (UNAUDITED)
                            SIX MONTHS
                              ENDED                              YEAR ENDED OCTOBER 31,
                             APRIL 30,        -----------------------------------------------------------------
CLASS A SHARES               2003 (a)             2002              2001              2000            1999 (b)
                           ------------       -----------        ----------       ------------      -----------
Net Asset Value,
 Beginning of Period       $      16.06       $     19.74        $    32.31       $      28.95      $     24.49
                           ------------       -----------        ----------       ------------      -----------
Income from
 Investment Operations:
Net investment
 income (loss)(c)                  0.02(d)           0.03(d)          (0.02)             (0.05)(d)        (0.01)
Net realized and
 unrealized gain (loss)
 on investments                    0.43             (3.71)            (8.92)              5.13             6.37
                           ------------       -----------        ----------       ------------      -----------
  Total from Investment
   Operations                      0.45             (3.68)            (8.94)              5.08             6.36
                           ------------       -----------        ----------       ------------      -----------
Less Distributions
 Declared to Shareholders:
From net investment income        (0.03)               --                --                 --               --
From net realized gains              --                --             (3.63)             (1.72)           (1.90)
                           ------------       -----------        ----------       ------------      -----------
  Total Distributions
   Declared to Shareholders       (0.03)               --             (3.63)             (1.72)           (1.90)
                           ------------       -----------        ----------       ------------      -----------
Net Asset Value, End of
 Period                    $      16.48       $     16.06        $    19.74       $      32.31      $     28.95
                           ============       ===========        ==========       ============      ===========
Total Return(e)(f)                 2.79%(g)        (18.64)%          (30.43)%            18.36%           27.30%
                           ============       ===========        ==========       ============      ===========
Ratios to Average  Net
Assets/Supplemental Data:
 Expenses(h)                       1.25%(i)          1.12%             1.13%              1.12%            1.14%
Net investment income
 (loss)(h)                         0.26%(i)          0.14%            (0.10)%            (0.17)%          (0.05)%
Waiver/reimbursement               0.02%(i)          0.05%             0.03%              0.11%            0.14%
Portfolio turnover rate              12%(g)            43%               48%                54%              53%
Net assets, end of period
 (000's)                   $        340       $        56        $      671       $        142      $       107



_____________________________________
(a) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Liberty Equity Growth Fund, Class A shares.
(b)  The Fund began issuing Prime A shares on November 1, 1998.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.02, $0.02, $(0.03), $(0.09) and $(0.04),
     respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY EQUITY GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                            (UNAUDITED)
                             SIX MONTHS
                               ENDED                             YEAR ENDED OCTOBER 31,
                              APRIL 30,        -----------------------------------------------------------------
CLASS B SHARES                2003 (a)            2002              2001              2000             1999 (b)
                           -------------       -----------      ------------      ------------      ------------
Net Asset Value,
 Beginning of Period       $       15.57       $     19.32      $      31.94      $      28.84      $      24.49
                           -------------       -----------      ------------      ------------      ------------
Income from Investment
Operations:
Net investment loss(c)             (0.04)(d)         (0.14)(d)         (0.19)            (0.29)(d)         (0.10)
Net realized and
 unrealized gain (loss) on
 investments                        0.41             (3.61)            (8.80)             5.11              6.35
                           -------------       -----------      ------------      ------------      ------------
  Total from Investment
   Operations                       0.37             (3.75)            (8.99)             4.82              6.25
Less Distributions
 Declared to Shareholders:
From net realized gains               --                --             (3.63)            (1.72)            (1.90)
                           -------------       -----------      ------------      ------------      ------------
Net Asset Value, End
 of Period                 $       15.94       $     15.57      $      19.32      $      31.94      $      28.84
                           =============       ===========      ============      ============      ============
Total Return(e)(f)                  2.38%(g)        (19.41)%          (31.00)%           17.48%            26.79%
                           =============       ===========      ============      ============      ============
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                         2.02%(i)          1.99%             1.95%             1.87%             1.87%
Net investment loss(h)             (0.50)%(i)        (0.73)%           (0.92)%           (0.92)%           (0.78)%
Waiver/reimbursement                0.02%(i)          0.05%             0.03%             0.15%             0.32%
Portfolio turnover rate               12%(g)            43%               48%               54%               53%
Net assets, end of period
 (000's)                   $         604       $       207      $        309      $        450      $        246



_______________________________________
(a) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Liberty Equity Growth Fund, Class B shares.
(b)  The Fund began issuing Prime B shares on November 1, 1998.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.04), $(0.15), $(0.20), $(0.34) and $
     (0.14), respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

                       See Notes to Financial Statements.

LIBERTY EQUITY GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                   (UNAUDITED)
                                                  PERIOD ENDED
                                                   APRIL 30,
CLASS C SHARES                                      2003 (a)
                                                ---------------
Net Asset Value, Beginning of Period            $         16.04
                                                ---------------
Income from Investment Operations:
Net investment loss(b)(c)                                 (0.04)
Net realized and unrealized loss on investments           (0.05)
                                                ---------------
  Total from Investment Operations                        (0.09)
                                                ---------------
Net Asset Value, End of Period                  $         15.95
                                                ===============
Total Return(d)(e)(f)                                     (0.56)%
                                                ===============
Ratios to Average Net Assets/Supplemental Data:
Expense (g)(h)                                             2.05%
Net investment loss (g)(h)                                (0.57)%
Waiver/reimbursement(h)                                    0.02%
Portfolio turnover rate(f)                                   12%
Net assets, end of period (000's)               $           281

______________________________________
(a) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(b) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $(0.04).
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.


                       See Notes to Financial Statements.

LIBERTY EQUITY GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                            (UNAUDITED)
                            SIX MONTHS
                              ENDED                                          YEAR ENDED OCTOBER 31,
                             APRIL 30,           -----------------------------------------------------------------------------
CLASS G SHARES                2003 (a)              2002              2001              2000             1999           1998
                           ------------          ---------        ----------        ----------       ----------      ---------

Net Asset Value,
 Beginning of Period       $      15.11          $   18.79        $    31.22        $    28.27       $    24.07      $   24.91
                           ------------          ---------        ----------        ----------       ----------      ---------
Income from Investment
 Operations:
Net investment loss(b)            (0.07)(c)          (0.17)(c)         (0.21)            (0.35)(c)        (0.20)         (0.16)(c)
Net realized and
 unrealized gain (loss) on
 investments                       0.40              (3.51)            (8.59)             5.02             6.30           3.16
                           ------------          ---------        ----------        ----------       ----------      ---------
  Total from Investment
   Operations                      0.33              (3.68)            (8.80)             4.67             6.10           3.00
                           ------------          ---------        ----------        ----------       ----------      ---------
Less Distributions
 Declared to Shareholders:
In excess of net investment
 income                              --                 --                --                --               --             --(d)
From net realized gains              --                 --             (3.63)            (1.72)           (1.90)         (3.84)
                           ------------          ---------        ----------        ----------       ----------      ---------
  Total Distributions
   Declared to Shareholders          --                 --             (3.63)            (1.72)           (1.90)         (3.84)
                           ------------          ---------        ----------        ----------       ----------      ---------
Net Asset Value, End
 of Period                 $      15.44          $   15.11        $    18.79        $    31.22       $    28.27      $   24.07
                           ============          =========        ==========        ==========       ==========      =========
Total Return(e)                    2.12%(f)(g)      (19.49)%(g)       (31.16)%(g)        17.29%(g)        26.63%(g)      13.98%
                           ============          =========        ==========        ==========       ==========      =========
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                        2.43%(i)           2.18%             2.11%             2.07%            2.05%          2.04%
Net investment loss(h)            (0.90)%(i)         (0.92)%           (1.08)%           (1.11)%         (0.96)%         (0.68)%
Waiver/reimbursement               0.02%(i)           0.07%             0.02%             0.02%            0.03%            --%
Portfolio turnover rate              12%(f)             43%               48%               54%              53%            60%
Net assets, end of period
 (000's)                   $     58,756          $  64,156        $   92,292        $  130,347       $   71,525      $  34,693



______________________________________
(a) On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were redesignated Liberty Equity Growth Fund, Class G shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.07), $(0.18), $(0.21), $(0.35),
     $(0.21) and $(0.16), respectively.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY EQUITY GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                            (UNAUDITED)
                            SIX MONTHS
                              ENDED                                          YEAR ENDED OCTOBER 31,
                             APRIL 30,           -----------------------------------------------------------------------------
CLASS T SHARES               2003 (a)               2002             2001              2000             1999           1998
                           ------------          ---------        ----------        ----------       ----------      ---------
Net Asset Value,
 Beginning of Period       $      15.98          $   19.70        $    32.31        $    28.99       $    24.47      $   25.14
                           ------------          ---------        ----------        ----------       ----------      ---------
Income from Investment
 Operations:
Net investment income
 (loss)(c)                           --(b)(d)        (0.02)(d)         (0.07)            (0.10)(d)        (0.06)          0.01
Net realized and unrealized
 gain (loss) on investments        0.42              (3.70)            (8.91)             5.14             6.48           3.19
                           ------------          ---------        ----------        ----------       ----------      ---------
  Total from Investment
   Operations                      0.42              (3.72)            (8.98)             5.04             6.42           3.20
                           ------------          ---------        ----------        ----------       ----------      ---------
Less Distributions Declared
 to Shareholders:
From net investment income           --                 --                --                --               --          (0.03)
In excess of net investment
 income                              --                 --                --                --               --             --(b)
From net realized gains              --                 --             (3.63)            (1.72)           (1.90)         (3.84)
                           ------------          ---------        ----------        ----------       ----------      ---------
  Total Distributions
   Declared to Shareholders          --                 --             (3.63)            (1.72)           (1.90)         (3.87)
                           ------------          ---------        ----------        ----------       ----------      ---------
Net Asset Value, End
 of Period                 $      16.40          $   15.98        $    19.70        $    32.31       $    28.99      $   24.47
                           ============          =========        ==========        ==========       ==========      =========
Total Return(e)                    2.63%(f)(g)      (18.88)%(g)       (30.57)%(g)        18.18%           27.55%         14.73%
                           ============          =========        ==========        ==========       ==========      =========
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                        1.52%(i)           1.34%             1.31%             1.28%            1.34%          1.34%
Net investment income
 (loss)(h)                         0.02%(i)          (0.08)%           (0.28)%           (0.33)%          (0.25)%         0.02%
Waiver/reimbursement               0.02%(i)           0.07%             0.02%               --%              --%            --%
Portfolio turnover rate              12%(f)             43%               48%               54%              53%            60%
Net assets, end of period
 (000's)                   $    225,101          $ 239,279        $  346,214        $  580,417       $  443,639   $    312,951


_____________________________________
(a) On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were redesignated Liberty Equity Growth Fund, Class T shares.
(b)  Rounds to less than $0.01 per share.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.00, $(0.03), $(0.08), $(0.10),
     $(0.06) and $0.01, respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY EQUITY GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                            (UNAUDITED)
                            SIX MONTHS
                              ENDED                                      YEAR ENDED  OCTOBER 31,
                             APRIL 30,          ------------------------------------------------------------------------------
CLASS Z SHARES               2003 (a)             2002              2001              2000             1999            1998
                           ------------         ---------        ----------        -----------      -----------     ----------

Net Asset Value,
 Beginning of Period       $      16.28         $   19.99        $    32.61        $     29.15      $     24.52     $    25.17
                           ------------         ---------        ----------        -----------      -----------     ----------
Income from Investment
 Operations:
Net investment income(b)           0.04(c)           0.07(c)           0.02               0.01(c)          0.03           0.09
Net realized and unrealized
 gain (loss) on investments        0.44             (3.78)            (9.01)              5.18             6.50           3.20
                           ------------         ---------        ----------        -----------      -----------     ----------
  Total from Investment
   Operations                      0.48             (3.71)            (8.99)              5.19             6.53           3.29
                           ------------         ---------        ----------        -----------      -----------     ----------
Less Distributions Declared
 to Shareholders:
From net investment income        (0.06)               --                --              (0.01)              --          (0.09)
In excess of net investment
 income                              --                --                --                 --               --          (0.01)
From net realized gains              --                --             (3.63)             (1.72)           (1.90)         (3.84)
                           ------------         ---------        ----------        -----------      -----------     ----------
  Total Distributions
   Declared to Shareholders       (0.06)               --             (3.63)             (1.73)           (1.90)         (3.94)
                           ------------         ---------        ----------        -----------      -----------     ----------
Net Asset Value, End of
 Period                    $      16.70         $   16.28        $    19.99        $     32.61      $     29.15      $   24.52
                           ============         =========        ==========        ===========      ===========      =========
Total Return(d)                    2.91%(e)(f)     (18.51)%(f)       (30.29)%(f)         18.63%           28.07%(f)      15.17%
                           ============         =========        ==========        ===========      ===========      =========
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(g)                        0.98%(h)          0.91%             0.93%              0.91%            0.94%          0.96%
Net investment income(g)           0.55%(h)          0.35%             0.10%              0.04%            0.15%          0.40%
Waiver/reimbursement               0.02%(h)          0.05%             0.01%                --%              --%            --%
Portfolio turnover rate              12%(e)            43%               48%                54%              53%            60%
Net assets, end of period
 (000's)                   $    624,397         $ 699,215        $  845,887        $ 1,258,399      $ 1,041,378      $ 815,756


________________________________
(a) On November 18, 2002, the Galaxy Equity Growth Fund, Trust shares were redesignated Liberty Equity Growth Fund, Class Z shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.04, $0.06, $0.02, $0.01, $0.03
     and $0.09, respectively.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Total return at net asset value assuming all distributions reinvested.
(e)  Not annualized.
(f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.


                       See Notes to Financial Statements.

                           LIBERTY EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 PERIOD ENDED
                                                   APRIL 30,
CLASS A SHARES                                     2003 (a)
                                                --------------
Net Asset Value, Beginning of Period            $        10.06
                                                --------------
Income from Investment Operations:
Net investment loss(b)(c)                                (0.01)
Net realized and unrealized loss on investments          (0.06)
                                                --------------
  Total from Investment Operations                       (0.07)
                                                --------------
Net Asset Value, End of Period                  $         9.99
                                                ==============
Total Return(d)(e)                                       (0.70)%
                                                ==============
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                            1.42%
Net investment loss(f)(g)                                (0.21)%
Portfolio turnover rate(e)                                  21%
Net assets, end of period (000's)               $           62

____________________________________
(a) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(b) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $(0.01).
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY EQUITY VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                 PERIOD ENDED
                                                  APRIL 30,
CLASS B SHARES                                     2003 (a)
                                                --------------
Net Asset Value, Beginning of Period            $         9.67
                                                --------------
Income from Investment Operations:
Net investment loss(b)(c)                                (0.02)
Net realized and unrealized loss on investments          (0.11)
                                                --------------
  Total from Investment Operations                       (0.13)
                                                --------------
Net Asset Value, End of Period                  $         9.54
                                                ==============
Total Return(d)(e)                                       (1.34)%
                                                ==============
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                           2.29%
Net investment loss(f)(g)                               (0.49)%
Portfolio turnover rate(e)                                 21%
Net assets, end of period (000's)               $         100

______________________________

(a) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(b) Net investment income per share before reimbursement of certain Fund expenses for the period ended April 30, 2003 was $(0.02).
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY EQUITY VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 PERIOD ENDED
                                                  APRIL 30,
CLASS C SHARES                                     2003 (a)
                                                --------------
Net Asset Value, Beginning of Period            $         9.67
                                                --------------
Income from Investment Operations:
Net investment loss(b)(c)                                (0.04)
Net realized and unrealized loss on investments          (0.08)
                                                --------------
  Total from Investment Operations                       (0.12)
                                                --------------
Net Asset Value, End of Period                  $         9.55
                                                ==============
Total Return(d)(e)                                       (1.24)%
                                                ==============
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                            2.30%
Net investment loss(f)(g)                                (0.74)%
Portfolio turnover rate(e)                                  21%
Net assets, end of period (000's)               $            8

____________________________________
(a) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(b) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $(0.03).
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY EQUITY VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                           (UNAUDITED)
                            SIX MONTHS
                              ENDED                                     YEAR ENDED OCTOBER 31,
                            APRIL 30,            ------------------------------------------------------------------------
CLASS G SHARES               2003 (a)               2002         2001            2000             1999           1998
                           -----------           ---------   ----------       ----------       -----------    -----------
Net Asset Value,
 Beginning of Period       $      9.21           $   12.10   $    16.73        $   18.08       $     16.44    $     18.24
                           -----------           ---------   ----------       ----------       -----------    -----------
Income from
 Investment Operations:
Net investment loss(b)           (0.04)(c)           (0.19)       (0.10)           (0.15)            (0.15)         (0.08)
Net realized and
 unrealized gain (loss)
 on investments                   0.38               (2.35)       (1.64)            1.25              2.40           1.48
                           -----------           ---------   ----------       ----------       -----------    -----------
  Total from Investment
   Operations                     0.34               (2.54)       (1.74)            1.10              2.25           1.40
                           -----------           ---------   ----------       ----------       -----------    -----------
Less Distributions
 Declared to Shareholders:
From net realized gains             --               (0.35)       (2.89)           (2.45)            (0.61)         (3.20)
                           -----------           ---------   ----------       ----------       -----------    -----------
Net Asset Value, End
 of Period                 $      9.55           $    9.21   $    12.10        $   16.73       $     18.08    $     16.44
                           ===========           =========  ===========        =========       ============  ============
Total Return(d)                   3.69%(e)(f)       (21.85)%     (11.00)%(f)        7.12%(f)         13.81%          9.07%
                           ===========           =========  ===========        =========       ============  ============

Ratios to Average
 Net Assets/Supplemental
 Data:
Expenses(g)                       2.40%(h)            2.18%        2.13%            2.09%             2.08%          2.06%
Net investment loss(g)           (0.78)%(h)          (1.15)%      (0.91)%          (0.83)%           (0.87)%        (0.54)%
Waiver/reimbursement                --%                 --%        0.02%            0.03%               --%            --%
Portfolio turnover rate             21%(e)              99%         127%              72%               75%            82%
Net assets, end of period
 (000's)                   $    14,240           $  16,791   $   25,776        $  30,555       $    30,988   $     23,103


_______________________________
(a) On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were redesignated Liberty Equity Value Fund, Class G shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.04), $(0.19), $(0.10), $(0.15),
     $(0.15) and $(0.08), respectively.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.


                       See Notes to Financial Statements.

LIBERTY EQUITY VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                             (UNAUDITED)
                             SIX MONTHS
                               ENDED                                     YEAR ENDED OCTOBER 31,
                              APRIL 30,         -------------------------------------------------------------------------
CLASS T SHARES                  2003(a)             2002         2001              2000             1999          1998
                             -----------        -----------   ----------        -----------      -----------   ----------

Net Asset Value,
 Beginning of Period         $      9.58         $    12.48   $    17.05        $     18.28      $     16.50   $    18.21
                             -----------        -----------   ----------        -----------      -----------   ----------
Income from Investment
 Operations:
Net investment income
 (loss)(b)                            --(c)(d)        (0.05)       (0.02)             (0.02)           (0.03)        0.03

Net realized and unrealized
 gain (loss) on investments         0.39              (2.50)       (1.66)              1.25             2.42         1.50
                             -----------        -----------   ----------        -----------      -----------   ----------
  Total from Investment
   Operations                       0.39              (2.55)       (1.68)              1.23             2.39         1.53
                             -----------        -----------   ----------        -----------      -----------   ----------
Less Distributions Declared
 to Shareholders:
From net investment income            --                 --           --              (0.01)              --        (0.04)
In excess of net investment
 income                               --                 --           --                 --(c)            --           --
From net realized gains               --              (0.35)       (2.89)             (2.45)           (0.61)       (3.20)
                             -----------        -----------   ----------        -----------      -----------   ----------
Total Distributions Declared
 to Shareholders                      --              (0.35)       (2.89)             (2.46)           (0.61)       (3.24)
                             -----------        -----------   ----------        -----------      -----------   ----------
Net Asset Value, End of
 Period                      $      9.97         $     9.58   $    12.48        $     17.05      $     18.28   $    16.50
                             ===========         ==========   ==========        ===========      ===========   ==========
Total Return(e)                     4.07%(f)(g)      (21.31)%     (10.27)%(g)          7.83%           14.63%        9.88%
                             ===========         ==========   ==========        ===========      ===========   ==========
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                         1.54%(i)           1.41%        1.39%              1.36%            1.37%        1.37%
Net investment income
 (loss)(h)                          0.08%(i)          (0.38)%      (0.17)%            (0.10)%          (0.16)%       0.15%

Waiver/reimbursement                  --%                --%        0.01%                --%              --%          --%
Portfolio turnover rate               21%(f)             99%         127%                72%              75%          82%
Net assets, end of period
 (000's)                     $   118,231         $  123,085   $  180,435        $   226,836      $   258,332   $  234,730


_______________________________
(a) On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were redesignated Liberty Equity Value Fund, Class T shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.00, $(0.05), $(0.02), $(0.02),
     $(0.03) and $0.03, respectively.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY EQUITY VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                              (UNAUDITED)
                              SIX MONTHS
                                 ENDED                                    YEAR ENDED OCTOBER 31,
                               APRIL 30,        -------------------------------------------------------------------------------
CLASS Z SHARES                 2003 (a)              2002        2001             2000               1999              1998
                             -----------        -----------   ----------       ------------      -----------       ------------
Net Asset Value,
 Beginning of Period         $      9.75        $     12.65   $    17.17       $      18.35      $     16.51       $      18.21
                             -----------        -----------   ----------       ------------      -----------       ------------
Income from Investment
 Operations:
Net investment income
 (loss)(b)                          0.03(c)           (0.02)        0.02               0.04             0.03               0.08
Net realized and unrealized
 gain (loss) on investments         0.40              (2.53)       (1.65)              1.25             2.42               1.49
                             -----------        -----------   ----------       ------------      -----------       ------------
  Total from Investment
    Operations                      0.43              (2.55)       (1.63)              1.29             2.45               1.57
                             -----------        -----------   ----------       ------------      -----------       ------------
Less Distributions Declared
 to Shareholders:
From net investment income            --                 --           --              (0.02)              --              (0.07)
In excess of net investment
 income                               --                 --           --                 --(d)            --                 --
From net realized gains               --              (0.35)       (2.89)             (2.45)           (0.61)             (3.20)
                             -----------        -----------   ----------       ------------      -----------       ------------
  Total Distributions Declared
    to Shareholders                   --              (0.35)       (2.89)             (2.47)           (0.61)             (3.27)
                             -----------        -----------   ----------       ------------      -----------       ------------
Net Asset Value, End of
 Period                      $     10.18        $      9.75   $    12.65       $      17.17      $     18.35       $      16.51
                             ===========        ===========   ==========       ============      ===========       ============
Total Return(e)                     4.41%(f)         (20.96)%      (9.91)%             8.22%           15.04%(g)          10.27%
                             ===========        ===========   ==========       ============      ===========       ============
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                         1.01%(i)           0.98%        1.00%              1.00%            1.02%              1.03%
Net investment income(h)            0.62%(i)           0.05%        0.22%              0.26%            0.19%              0.49%
Waiver/reimbursement                  --%                --%          --%                --%            0.01%                --%
Portfolio turnover rate               21%(f)             99%         127%                72%              75%                82%
Net assets, end of period
 (000's)                     $   193,231        $   167,867   $  152,002       $    164,864      $   281,064       $    254,432


__________________________________
(a) On November 25, 2002, the Galaxy Equity Value Fund, Trust shares were redesignated Liberty Equity Value Fund, Class Z shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.03, $(0.02), $0.02, $0.04, $0.03 and
     $0.08, respectively.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e)  Total return at net asset value assuming all distributions reinvested.
(f)  Not annualized.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

                        LIBERTY INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                           (UNAUDITED)
                            SIX MONTHS
                              ENDED                              YEAR ENDED OCTOBER 31,
                            APRIL 30,        -----------------------------------------------------------------
CLASS A SHARES               2003 (a)           2002              2001             2000             1999 (b)
                           -----------       -----------       ------------    ------------       ------------
Net Asset Value,
 Beginning of Period       $      9.28       $     11.19       $      19.53    $      20.98       $      16.85
                           -----------       -----------       ------------    ------------       ------------
Income from Investment
 Operations:
Net investment income
 (loss)(c)                        0.08(d)          (0.01)(d)          (0.02)           0.46(d)            0.06(d)
Net realized and
 unrealized (gain) loss on
 investments                      0.02             (1.72)             (5.73)          (0.60)              4.79
                           -----------       -----------       ------------    ------------       ------------
  Total from Investment
   Operations                     0.10             (1.73)             (5.75)          (0.14)              4.85
                           -----------       -----------       ------------    ------------       ------------
Less Distributions
 Declared to Shareholders:
From net investment income       (0.04)            (0.18)             (0.31)          (0.12)             (0.15)
From net realized
gains                               --                --              (2.28)          (1.19)             (0.57)
                           -----------       -----------       ------------    ------------       ------------
  Total Distributions
   Declared to Shareholders      (0.04)            (0.18)             (2.59)          (1.31)             (0.72)
                           -----------       -----------       ------------    ------------       ------------
Net Asset Value, End of
 Period                    $      9.34       $      9.28       $      11.19    $      19.53       $      20.98
                           ===========       ===========       ============    ============       ============
Total Return(e)(f)                1.10%(g)        (15.78)%           (33.38)%         (1.34)%            29.73%
                           ===========       ===========       ============    ============       ============
Ratios to Average Net
 Assets/Supplemental Data:
  Expenses(h)                     1.29%(i)          1.63%              1.44%           1.10%              1.17%
Net investment income
 (loss)(h)                        1.78%(i)         (0.11)%             0.01%           2.06%              0.34%

Waiver/reimbursement              0.25%(i)          0.56%              0.33%           0.89%              0.86%
Portfolio turnover
 rate                               33%(g)           110%                60%             50%                45%
Net assets, end of period
 (000's)                   $        205      $         8       $          9    $         14       $         12


_________________________________
(a) On November 18, 2002, the Galaxy International Equity Fund, Prime A shares were redesignated Liberty International Equity Fund, Class A shares.
(b)  The Fund began offering Prime A shares on November 1, 1998.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.08, $(0.07), $0.41, $0.26 and $(0.09),
     respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY INTERNATIONAL EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                           (UNAUDITED)
                           SIX MONTHS
                              ENDED                               YEAR ENDED OCTOBER 31,
                            APRIL 30,        -----------------------------------------------------------------
CLASS B SHARES               2003 (a)           2002              2001             2000             1999 (b)
                           -----------       -----------       ------------    ------------       ------------
Net Asset Value,
 Beginning of Period       $      9.22       $     11.11       $      19.37    $      20.85       $      16.85
                           -----------       -----------       ------------    ------------       ------------
Income from Investment
 Operations:
Net investment income
 (loss)(c)                       (0.01)(d)         (0.05)(d)          (0.08)           0.29(d)           (0.08)(d)
Net realized and
 unrealized (gain) loss
 on investments                   0.09             (1.71)             (5.71)          (0.58)              4.78
                           -----------       -----------       ------------    ------------       ------------
  Total from Investment
   Operations                     0.08             (1.76)             (5.79)          (0.29)              4.70
                           -----------       -----------       ------------    ------------       ------------
Less Distributions
 Declared to Shareholders:
From net investment income       (0.01)            (0.13)             (0.19)             --              (0.13)
From net realized
 gains                              --                --              (2.28)          (1.19)             (0.57)
                           -----------       -----------       ------------    ------------       ------------
 Total Distributions
   Declared to Shareholders      (0.01)            (0.13)             (2.47)          (1.19)             (0.70)
                           -----------       -----------       ------------    ------------       ------------
Net Asset Value, End
 of Period                 $      9.29       $      9.22       $      11.11    $      19.37       $      20.85
                           ===========       ===========       ============    ============       ============
Total Return(e)(f)                0.86%(g)        (16.06)%           (33.72)%         (2.02)%            28.74%
                           ===========       ===========       ============    ============       ============
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                       2.29%(i)          1.97%              1.91%           1.83%              1.89%
Net investment income
 (loss)(h)                       (0.14)%(i)        (0.45)%            (0.46)%          1.33%             (0.38)%

Waiver/reimbursement              0.25%(i)          0.25%              0.28%           0.34%              0.38%
Portfolio turnover
rate                                33%(g)           110%                60%             50%                45%
Net assets, end of period
 (000's)                   $        81       $        54       $        280    $        483       $        458


_________________________________
(a) On November 18, 2002, the Galaxy International Equity Fund, Prime B shares were redesignated Liberty International Equity Fund, Class B shares.
(b)  The Fund began offering Prime B shares on November 1, 1998.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.01), $(0.07), $(0.13), $0.22 and $(0.16),
     respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY INTERNATIONAL EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                   (UNAUDITED)
                                                  PERIOD ENDED
                                                    APRIL 30,
CLASS C SHARES                                      2003 (a)
                                                 --------------
Net Asset Value, Beginning of Period             $         9.27
                                                 --------------
Income from Investment Operations:
Net investment income(b)(c)                                0.07
Net realized and unrealized loss on investments           (0.07)
                                                 --------------
  Total from Investment Operations                           --
                                                 --------------
Less Distributions Declared to Shareholders:
From net investment income                                (0.01)
                                                 --------------
Net Asset Value, End of Period                   $         9.26
                                                 ==============
Total Return(d)(e)(f)                                     (0.01)%
                                                 ==============
Ratios to Average Net Assets/Supplemental Data:
Expenses(g)(h)                                             2.11%
Net investment loss(g)(h)                                  1.85%
Waiver/reimbursement(h)                                    0.25%
Portfolio turnover rate(f)                                   33%
Net assets, end of period (000's)                $           16

________________________________
(a) Class C shares were initially offered on November 18, 2002. Per share data reflects activity from that date.
(b) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $0.07.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.


                       See Notes to Financial Statements.

LIBERTY INTERNATIONAL EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:




                           (UNAUDITED)
                            SIX MONTHS
                             ENDED                               YEAR ENDED OCTOBER 31,
                            APRIL 30,        -----------------------------------------------------------------
CLASS G SHARES               2003 (a)           2002               2001            2000             1999 (b)
                           -----------       -----------       ------------    ------------       ------------
Net Asset Value,
 Beginning of Period       $      9.16       $     11.04       $      19.28    $      20.80       $      16.85
                           -----------       -----------       ------------    ------------       ------------
Income from Investment
 Operations:
Net investment income
 (loss)(c)                       (0.04)(d)         (0.10)(d)          (0.10)           0.22(d)           (0.09)(d)
Net realized and unrealized
 loss on investments              0.08             (1.70)             (5.72)          (0.55)              4.74
                           -----------       -----------       ------------    ------------       ------------
  Total from Investment
   Operations                     0.04             (1.80)             (5.82)          (0.33)              4.65
                           -----------       -----------       ------------    ------------       ------------
Less Distributions
 Declared to Shareholders:
From net investment
 income                             --             (0.08)             (0.14)             --              (0.13)
From net realized
gains                               --                --              (2.28)          (1.19)             (0.57)
                           -----------       -----------       ------------    ------------       ------------
  Total Distributions
   Declared to Shareholders         --             (0.08)             (2.42)          (1.19)             (0.70)
                           -----------       -----------       ------------    ------------       ------------
Net Asset Value, End of
 Period                    $      9.20       $      9.16       $      11.04    $      19.28       $      20.80
                           ===========       ===========       ============    ============       ============
Total Return(e)(f)                0.44%(g)        (16.55)%           (33.95)%         (2.22)%            28.41%
                           ===========       ===========       ============    ============       ============
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                       2.96%(i)          2.46%              2.34%           2.14%              1.96%
Net investment income
(loss)(h)                        (0.88)%(i)        (0.94)%            (0.89)%          1.02%             (0.45)%
Waiver/reimbursement              0.25%(i)          0.51%              0.32%           0.50%              0.74%
Portfolio turnover
 rate                               33%(g)           110%                60%             50%                45%
Net assets, end of period
 (000's)                   $        81       $     4,913       $      6,988    $      8,297       $      2,189


_______________________________
(a) On November 18, 2002, the Galaxy International Equity Fund, Retail B shares were redesignated Liberty International Equity Fund, Class G shares.
(b)  The Fund began issuing Class G shares on November 1, 1998.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.04), $(0.15), $(0.14), $0.11 and
     $(0.25), respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge. (f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY INTERNATIONAL EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                           (UNAUDITED)
                           SIX MONTHS
                             ENDED                                         YEAR ENDED OCTOBER 31,
                            APRIL 30,        ------------------------------------------------------------------------------------
CLASS T SHARES               2003 (a)           2002               2001             2000              1999               1998
                           -----------       -----------       ------------    ------------       ------------       ------------
Net Asset Value,
 Beginning of Period       $      9.24       $     11.16       $      19.44    $      20.86       $      16.75       $      15.18
                           -----------       -----------       ------------    ------------       ------------       ------------
Income from Investment
 Operations:
Net investment income(b)          0.02(c)           0.01(c)            0.03            0.41(c)            0.01(c)            0.07
Net realized and
 unrealized loss on
 investments                      0.08             (1.73)             (5.75)          (0.59)              4.72               1.93
                           -----------       -----------       ------------    ------------       ------------       ------------
  Total from Investment
   Operations                     0.10             (1.72)             (5.72)          (0.18)              4.73               2.00
                           -----------       -----------       ------------    ------------       ------------       ------------
Less Distributions
 Declared to Shareholders:
From net investment income       (0.06)            (0.20)             (0.28)          (0.05)             (0.05)             (0.07)
From net realized gains             --                --              (2.28)          (1.19)             (0.57)             (0.36)
                           -----------       -----------       ------------    ------------       ------------       ------------
  Total Distributions
   Declared to Shareholders      (0.06)            (0.20)             (2.56)          (1.24)             (0.62)             (0.43)
                           -----------       -----------       ------------    ------------       ------------       ------------
Net Asset Value, End of
 Period                    $      9.28       $      9.24       $      11.16    $      19.44       $      20.86       $      16.75
                           ===========       ===========       ============    ============       ============       ============
Total Return(d)(e)                1.11%(f)        (15.75)%           (33.35)%         (1.49)%            29.04%             13.64%
                           ===========       ===========       ============    ============       ============       ============
Ratios to Average Net
 Assets/Supplemental Data:

Expenses(g)                       1.70%(h)          1.42%              1.34%           1.32%              1.48%              1.48%
Net investment income(g)          0.35%(h)          0.10%              0.11%           1.83%              0.03%              0.39%
Waiver/reimbursement              0.25%(h)          0.37%              0.30%           0.25%              0.25%              0.25%
Portfolio turnover rate             33%(f)           110%                60%             50%                45%                49%
Net assets, end of period
 (000's)                   $    38,535       $    43,095       $     65,749    $    120,351       $     89,327       $     66,541


______________________________
(a) On November 18, 2002, the Galaxy International Equity Fund, Retail A shares were redesignated Liberty International Equity Fund, Class T shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.00, $(0.03), $(0.05), $0.35,
     $(0.04) and $0.03, respectively.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.


                       See Notes to Financial Statements.

LIBERTY INTERNATIONAL EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                           (UNAUDITED)
                           SIX MONTHS
                             ENDED                                         YEAR ENDED OCTOBER 31,
                            APRIL 30,        ------------------------------------------------------------------------------------
CLASS Z SHARES               2003 (a)            2002              2001             2000              1999               1998
                           -----------       -----------       ------------    ------------       ------------       ------------

Net Asset Value,
 Beginning of Period       $      9.43       $     11.36       $      19.74    $      21.18       $      17.00       $      15.33
                           -----------       -----------       ------------    ------------       ------------       ------------
Income from
 Investment Operations:
Net investment
 income(b)                        0.05(c)           0.06(c)            0.07            0.51(c)            0.10(c)            0.14
Net realized and
 unrealized loss
 on investments                   0.09             (1.74)             (5.82)          (0.60)              4.80               1.98
                           -----------       -----------       ------------    ------------       ------------       ------------
  Total from Investment
   Operations                     0.14             (1.68)             (5.75)          (0.09)              4.90               2.12
                           -----------       -----------       ------------    ------------       ------------       ------------
Less Distributions
 Declared to Shareholders:
From net investment
 income                          (0.11)            (0.25)             (0.35)          (0.16)             (0.15)             (0.09)
                           -----------       -----------       ------------    ------------       ------------       ------------
From net realized
 gains                              --                --              (2.28)          (1.19)             (0.57)             (0.36)
                           -----------       -----------       ------------    ------------       ------------       ------------
  Total Distributions
   Declared to Shareholders      (0.11)            (0.25)             (2.63)          (1.35)             (0.72)             (0.45)
                           -----------       -----------       ------------    ------------       ------------       ------------
Net Asset Value,
 End of Period             $      9.46       $      9.43       $      11.36    $      19.74       $      21.18       $      17.00
                           ===========       ===========       ============    ============       ============       ============
Total Return(d)(e)                1.46%(f)        (15.26)%           (33.00)%         (1.08)%            29.71%             14.32%
                           ===========       ===========       ============    ============       ============       ============
Ratios to Average Net
Assets/Supplemental Data:
Expenses(g)                       1.02%(h)           0.94%              0.90%           0.87%             0.97%              0.96%
Net investment income(g)          1.01%(h)           0.58%              0.55%           2.28%              0.54%              0.91%
Waiver/reimbursement              0.25%(h)           0.27%              0.26%           0.25%              0.25%              0.25%
Portfolio turnover rate             33%(f)            110%                60%             50%                45%                49%
Net assets, end of
 period (000's)            $   318,101       $   374,119       $    524,704    $    912,555       $    501,776       $    345,692


_________________________________
(a) On November 18, 2002, the Galaxy International Equity Fund, Prime A shares were redesignated Liberty International Equity Fund, Class A shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.03, $0.04, $0.04, $0.45, $0.06 and
     $0.10, respectively.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.


                       See Notes to Financial Statements.

                         Liberty Large Cap Core Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                           (UNAUDITED)
                           SIX MONTHS
                             ENDED                                   YEAR ENDED OCTOBER 31,
                            APRIL 30,           ---------------------------------------------------------------------
CLASS A SHARES               2003 (a)               2002               2001              2000             1999 (b)
                           -----------          -----------       ------------        ------------       ------------
Net Asset Value,
 Beginning of Period       $     10.08          $     12.74       $      16.41        $      16.00       $      14.88
                           -----------          -----------       ------------        ------------       ------------
Income from
 Investment Operations:
Net investment
 income(c)                        0.02(d)           0.03(d)               0.02                0.04               0.11(d)
Net realized and
 unrealized gain (loss)
 on investments                   0.39                (2.23)             (2.38)               1.34               2.03
                           -----------          -----------       ------------        ------------       ------------
  Total from Investment
   Operations                     0.41                (2.20)             (2.36)               1.38               2.14
                           -----------          -----------       ------------        ------------       ------------
Less Distributions
 Declared to Shareholders:
From net investment
 income                          (0.04)               (0.02)             (0.03)              (0.06)             (0.11)
In excess of net
 investment income                  --                   --                 --(e)               --                 --
From net realized gains             --                (0.44)             (1.28)              (0.91)             (0.91)
                           -----------          -----------       ------------        ------------       ------------
  Total Distributions
   Declared to Shareholders      (0.04)               (0.46)             (1.31)              (0.97)             (1.02)
                           -----------          -----------       ------------        ------------       ------------
Net Asset Value, End
 of Period                 $     10.45          $     10.08       $      12.74        $      16.41       $      16.00
                           ===========          ===========       ============        ============       ============
Total Return(f)                   4.08%(g)(h)        (18.14)%(h)        (15.34)%(h)           9.27%(h)          14.81%(h)
                           ===========          ===========       ============        ============       ============
Ratios to Average Net Data:
 Assets/Supplemental
Expenses(i)                       1.48%(j)             1.28%              1.19%               1.14%              1.15%
Net investment income(i)          0.30%(j)             0.25%              0.22%               0.30%              0.66%
Waiver/reimbursement                --%(j)(k)          0.24%              0.03%               0.10%              0.15%
Portfolio turnover rate             21%(g)               13%                19%                 42%                20%
Net assets, end of period
 (000's)                   $     6,368          $        15       $         60        $        156       $        150


_________________________________
(a) On December 9, 2002, the Galaxy Growth & Income Fund, Prime A shares were redesignated Liberty Large Cap Core Fund, Class A shares.
(b)  The Fund began issuing Prime A shares on November 1, 1998.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $0.02, $0.01, $0.02, $0.03 and $0.09,
     respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.


                       See Notes to Financial Statements.

LIBERTY LARGE CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                           (UNAUDITED)
                           SIX MONTHS
                              ENDED                            YEAR ENDED OCTOBER 31,
                            APRIL 30,           --------------------------------------------------------------
CLASS B SHARES               2003 (a)               2002              2001            2000          1999 (b)
                           -----------          -----------       ------------    ------------    ------------
Net Asset Value,
 Beginning of Period       $      9.90          $     12.59       $      16.32    $      15.97    $      14.88
                           -----------          -----------       ------------    ------------    ------------
Income from
 Investment Operations:
Net investment loss(c)           (0.02)(d)            (0.06)(d)          (0.07)          (0.07)          (0.01)(d)
Net realized and
 unrealized gain (loss)
 on investments                   0.39                (2.19)             (2.38)           1.33            2.03
                           -----------          -----------       ------------    ------------    ------------
  Total from Investment
   Operations                     0.37                (2.25)             (2.45)           1.26            2.02
                           -----------          -----------       ------------    ------------    ------------
Less Distributions
 Declared to Shareholders:

From net investment
 income                          (0.01)                  --                 --              --           (0.02)
From net realized gains             --                (0.44)             (1.28)          (0.91)          (0.91)
                           -----------          -----------       ------------    ------------    ------------
  Total Distributions
   Declared to Shareholders      (0.01)               (0.44)             (1.28)          (0.91)          (0.93)
                           -----------          -----------       ------------    ------------    ------------
Net Asset Value,
 End of Period             $     10.26          $      9.90       $      12.59    $      16.32    $      15.97
                           ===========          ===========       ============    ============    ============
Total Return(e)(f)                3.73%(g)           (18.75)%           (15.95)%          8.38%          13.98%
                           ===========          ===========       ============    ============    ============
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                       2.06%(i)             2.02%              1.96%           1.89%           1.90%
Net investment loss(h)           (0.42)%(i)           (0.49)%            (0.55)%         (0.45)%         (0.09)%
Waiver/reimbursement                --%(i)(j)          0.02%              0.04%           0.18%           0.27%
Portfolio turnover rate             21%(g)               13%                19%             42%             20%
Net assets, end of period
 (000's)                   $       375          $        55       $        109    $        129    $        129


___________________________________
(a) On December 9, 2002, the Galaxy Growth & Income Fund, Prime B shares were redesignated Liberty Large Cap Core Fund, Class B shares.
(b)  The Fund began issuing Prime B shares on November 1, 1998.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.02), $(0.06), $(0.07), $(0.10) and
     $(0.05), respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.


                       See Notes to Financial Statements.

LIBERTY LARGE CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                    PERIOD
                                                     ENDED
                                                    APRIL 30,
CLASS C SHARES                                      2003 (a)
                                                -------------
Net Asset Value, Beginning of Period            $       10.13
                                                -------------
Income from Investment Operations:
Net investment loss(b)(c)                               (0.03)
Net realized and unrealized gain on investments          0.17
                                                -------------
  Total from Investment Operations                       0.14
                                                -------------
Less Distributions Declared to Shareholders:
From net investment income                              (0.01)
                                                -------------
Net Asset Value, End of Period                  $       10.26
                                                =============
Total Return(d)(e)                                       1.38%
                                                =============
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                           2.12%
Net investment loss(f)(g)                               (0.65)%
Waiver/reimbursement(g)                                    --%
Portfolio turnover rate(e)                                 21%
Net assets, end of period (000's)               $         106

__________________________________
(a) Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $(0.03).
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.
(h)  Rounds to less than 0.01%.


                       See Notes to Financial Statements.

LIBERTY LARGE CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                           (UNAUDITED)
                           SIX MONTHS
                              ENDED                                       YEAR ENDED MARCH 31,
                            APRIL 30,          --------------------------------------------------------------------------------
CLASS G SHARES               2003 (a)             2002             2001             2000              1999               1998
                           -----------         ---------       ------------    ------------       ------------      -----------
Net Asset Value,
 Beginning of Period       $      9.82         $   12.50       $      16.23    $      15.90       $      14.83      $     16.23
                           -----------         ---------       ------------    ------------       ------------      -----------
Income from Investment
 Operations:
Net investment loss(b)           (0.01)(c)         (0.06)(c)          (0.09)          (0.10)             (0.04)(c)           --(d)
Net realized and unrealized
 gain (loss) on investments       0.37             (2.18)             (2.36)           1.34               2.02             1.31
                           -----------         ---------       ------------    ------------       ------------      -----------
  Total from Investment
   Operations                     0.36             (2.24)             (2.45)           1.24               1.98             1.31
                           -----------         ---------       ------------    ------------       ------------      -----------
Less Distributions
 Declared to Shareholders:
From net investment
 income                          (0.01)               --                 --              --                 --            (0.03)
From net realized gains             --             (0.44)             (1.28)          (0.91)             (0.91)           (2.68)
                           -----------         ---------       ------------    ------------       ------------      -----------
  Total Distributions
   Declared to Shareholders      (0.01)            (0.44)             (1.28)          (0.91)             (0.91)           (2.71)
                           -----------         ---------       ------------    ------------       ------------      -----------
Net Asset Value,
 End of Period             $     10.17         $    9.82       $      12.50    $      16.23       $      15.90      $     14.83
                           ===========         =========       ============    ============       ============      ===========
Total Return(e)                   3.66%(f)(g)     (18.80)%(g)        (16.11)%          8.35%             13.72%(g)         9.09%
                           ===========         =========       ============    ============       ============      ===========
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                       2.13%(i)          2.08%              2.05%           2.04%              2.03%            2.02%
Net investment                   (0.24)%(i)        (0.55)%            (0.64)%         (0.60)%            (0.22)%           0.01%
 income (loss)(h)
Waiver/reimbursement                --%(i)(j)       0.02%                --%             --%              0.01%              --%
Portfolio turnover rate             21%(f)            13%                19%             42%                20%              38%
Net assets, end
 of period (000's)         $    34,283         $  31,407       $     48,512    $     61,857       $     62,366      $    53,216


_______________________________
(a) On December 9, 2002, the Galaxy Growth & Income Fund, Retail B shares were redesignated Liberty Large Cap Core Fund, Class G shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.01), $(0.07), $(0.09), $(0.10),
     $(0.04) and $0.00, respectively.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.


                       See Notes to Financial Statements.

LIBERTY LARGE CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                           (UNAUDITED)
                           SIX MONTHS
                             ENDED                                       YEAR ENDED OCTOBER 31,
                            APRIL 30,          --------------------------------------------------------------------------------
CLASS T SHARES               2003 (a)             2002             2001             2000            1999              1998
                           -----------         ---------       ------------     -----------       ------------      -----------
Net Asset Value,
 Beginning of Period       $     10.05         $   12.70       $      16.37     $     15.98       $      14.87      $     16.24
                           -----------         ---------       ------------     -----------       ------------      -----------
Income from
 Investment Operations:
Net investment
 income(b)                        0.02(c)           0.02(c)            0.02            0.02               0.08(c)          0.12
Net realized and
 unrealized gain (loss)
 on investments                   0.39             (2.22)             (2.39)           1.33               2.02             1.32
                           -----------         ---------       ------------     -----------       ------------      -----------
  Total from Investment
   Operations                     0.41             (2.20)             (2.37)           1.35               2.10             1.44
                           -----------         ---------       ------------     -----------       ------------      -----------
Less Distributions
 Declared to Shareholders:
From net investment
 income                          (0.04)            (0.01)             (0.02)          (0.05)             (0.08)           (0.13)
In excess of net
 investment income                  --                --                 --(d)           --(d)              --               --
From net realized gains             --             (0.44)             (1.28)          (0.91)             (0.91)           (2.68)
                           -----------         ---------       ------------     -----------       ------------      -----------
  Total Distributions
   Declared to Shareholders      (0.04)            (0.45)             (1.30)          (0.96)             (0.99)           (2.81)
                           -----------         ---------       ------------     -----------       ------------      -----------
Net Asset Value, End of
 Period                    $     10.42         $   10.05       $      12.70     $     16.37       $      15.98      $     14.87
                           ===========         =========       ============     ===========       ============      ===========
Total Return(e)(f)                4.07%(g)        (18.16)%           (15.46)%          9.06%             14.56%            9.93%
                           ===========         =========       ============     ===========       ============      ===========
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                       1.41%(i)          1.35%              1.34%           1.28%              1.28%            1.28%
Net investment income(h)          0.48%(i)          0.18%              0.07%           0.16%              0.53%            0.75%
Waiver/reimbursement                --%(i)(j)       0.01%              0.02%           0.09%              0.10%            0.07%
Portfolio turnover rate             21%(g)            13%                19%             42%                20%              38%
Net assets, end of period
 (000's)                   $   176,425         $ 180,269       $    259,884     $   217,423       $    232,110      $   214,110


__________________________
(a) On December 9, 2002, the Galaxy Growth & Income Fund, Retail A shares were redesignated Liberty Large Cap Core Fund, Class T shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.02, $0.02, $0.02, $0.01, $0.07 and
     $0.10, respectively.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.


                       See Notes to Financial Statements.

LIBERTY LARGE CAP CORE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                           (UNAUDITED)
                           SIX MONTHS
                             ENDED                                      YEAR ENDED OCTOBER 31,
                            APRIL 30,          --------------------------------------------------------------------------------
CLASS Z SHARES               2003 (a)            2002             2001              2000              1999            1998
                           -----------         ---------       ------------     -----------       ------------      -----------
Net Asset Value,
 Beginning of Period       $     10.11         $   12.77       $      16.43     $     16.02       $      14.90      $     16.28
                           -----------         ---------       ------------     -----------       ------------      -----------
Income from Investment
 Operations:
Net investment
 income(b)                        0.04(c)           0.07(c)            0.06            0.08               0.13(c)          0.15
Net realized and unrealized
 gain (loss) on investments       0.38             (2.23)             (2.39)           1.32               2.02             1.31
                           -----------         ---------       ------------     -----------       ------------      -----------
  Total from Investment
   Operations                     0.42             (2.16)             (2.33)           1.40               2.15             1.46
                           -----------         ---------       ------------     -----------       ------------      -----------
Less Distributions
 Declared to Shareholders:
From net investment
 income                          (0.06)            (0.06)             (0.05)          (0.08)             (0.12)           (0.16)
In excess of net
 investment income                  --                --                 --(d)           --(d)              --               --
From net realized gains             --             (0.44)             (1.28)          (0.91)             (0.91)           (2.68)
                           -----------         ---------       ------------     -----------       ------------      -----------
  Total Distributions
   Declared to Shareholders      (0.06)            (0.50)             (1.33)          (0.99)             (1.03)           (2.84)
                           -----------         ---------       ------------     -----------       ------------      -----------
Net Asset Value,
 End of Period             $     10.47         $   10.11       $      12.77     $     16.43       $      16.02      $     14.90
                           ===========         =========       ============     ===========       ============      ===========
Total Return(e)                   4.15%(f)(g)     (17.85)%(g)        (15.12)%          9.38%             14.85%           10.10%
                           ===========         =========       ============     ===========       ============      ===========
Ratios to Average  Net
 Assets/Supplemental Data:
Expenses(h)                       1.03%(i)          0.97%              0.97%           1.00%              1.05%            1.03%
Net investment income(h)          0.88%(i)          0.56%              0.44%           0.44%              0.76%            1.00%
Waiver/reimbursement                --%(i)(j)       0.03%                --%            -- %                --%              --%
Portfolio turnover rate             21%(f)            13%                19%             42%                20%              38%
Net assets, end of
 period (000's)            $   198,181         $ 340,496       $    460,302     $   678,398       $    309,106      $   254,060


____________________________
(a) On December 9, 2002, the Galaxy Growth & Income Fund, Trust shares were redesignated Liberty Large Cap Core Fund, Class Z shares.
(b) Per share data was calculated using average shares outstanding during the period.
(c) The net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.04, $0.06, $0.06, $0.08,
     $0.13 and $0.15, respectively.
(d)  Rounds to less than $0.01 per share.
(e)  Total return at net asset value assuming all distributions reinvested.
(f)  Not annualized.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.


                       See Notes to Financial Statements.

LIBERTY SMALL CAP FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                           (UNAUDITED)
                           SIX MONTHS
                             ENDED                                     YEAR ENDED OCTOBER 31,
                            APRIL 30,          ---------------------------------------------------------------
CLASS A SHARES              2003 (a)              2002             2001            2000             1999 (b)
                           -----------         ---------       ------------     -----------       ------------
Net Asset Value,
 Beginning of Period       $     12.64         $   14.05       $      14.33     $     13.04       $      13.59
                           -----------         ---------       ------------     -----------       ------------
Income from
 Investment Operations:
Net investment income
 (loss)(c)                          --(d)(e)       (0.03)(e)           0.02(e)         0.05(e)            0.03
Net realized and
 unrealized (gain) loss
 on investments                   0.78             (0.07)              1.61            2.64               0.73
                           -----------         ---------       ------------     -----------       ------------
  Total from Investment
   Operations                     0.78             (0.10)              1.63            2.69               0.76
                           -----------         ---------       ------------     -----------       ------------
Less Distributions
 Declared to Shareholders:
From net investment                 --                --              (0.04)          (0.04)             (0.04)
 income
From net realized gains          (0.65)            (1.31)             (1.87)          (1.36)             (1.27)
                           -----------         ---------       ------------     -----------       ------------
  Total Distributions
   Declared to Shareholders      (0.65)            (1.31)             (1.91)          (1.40)             (1.31)
                           -----------         ---------       ------------     -----------       ------------
Net Asset Value,
 End of Period             $     12.77         $   12.64       $      14.05     $     14.33       $      13.04
                           ===========         =========       ============     ===========       ============
Total Return(f)(g)                6.20%(h)         (1.73)%            12.87%          22.26%              5.80%
                           ===========         =========       ============     ===========       ============
Ratios to Average  Net
 Assets/Supplemental Data:
Expenses(i)                       1.16%(j)          1.29%              1.23%           1.16%              1.18%
Net investment                   (0.04)%(j)        (0.19)%             0.17%           0.36%              0.26%
 income (loss)(i)
Waiver/reimbursement              0.01%(j)          0.01%              0.04%           0.16%              0.22%
Portfolio turnover rate              9%(h)            23%                46%             43%                42%
Net assets, end of
 period (000's)            $     8,559         $     210       $        168     $       189       $        175


________________________________
(a) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Liberty Small Cap Fund, Class A shares.
(b)  The Fund began offering Prime A shares on November 1, 1998.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.00), $(0.03), $0.02, $0.03 and $0.00,
     respectively.
(d)  Rounds to less than $0.01 per share.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.


                       See Notes to Financial Statements.

LIBERTY SMALL CAP FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                           (UNAUDITED)
                           SIX MONTHS
                              ENDED                                 YEAR ENDED OCTOBER 31,
                            APRIL 30,          ---------------------------------------------------------------
CLASS B SHARES               2003 (a)             2002             2001              2000           1999 (b)
                           -----------         ---------       ------------      -----------       -----------
Net Asset Value,
 Beginning of Period       $     12.31         $   13.82       $      14.19      $     12.98       $     13.59
                           -----------         ---------       ------------      -----------       -----------
Income from Investment
 Operations:
Net investment loss(c)           (0.05)(d)         (0.14)(d)          (0.10)(d)        (0.05)(d)         (0.05)
Net realized and
 unrealized (gain) loss
 on investments                   0.75             (0.06)              1.60             2.62              0.71
                           -----------         ---------       ------------      -----------       -----------
  Total from Investment
   Operations                     0.70             (0.20)              1.50             2.57              0.66
                           -----------         ---------       ------------      -----------       -----------
Less Distributions
 Declared to Shareholders:
From net realized gains          (0.65)            (1.31)             (1.87)           (1.36)            (1.27)
                           -----------         ---------       ------------      -----------       -----------
Net Asset Value, End
 of Period                 $     12.36         $   12.31       $      13.82      $     14.19       $     12.98
                           ===========         =========       ============      ===========       ===========

Total Return(e)(f)                5.70%(g)         (2.55)%            11.91%           21.46%             4.96%(i)
                           ===========         =========       ============      ===========       ===========
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                       1.97%(i)          2.12%              2.08%            1.93%             1.93%
Net investment loss(h)           (0.84)%(i)        (1.02)%            (0.68)%          (0.41)%           (0.49)%
Waiver/reimbursement              0.01%(i)          0.01%               0.07%           0.53%             0.56%
Portfolio turnover rate              9%(g)            23%                46%              43%               42%
Net assets, end of period
 (000's)                   $     2,211         $     282       $        198      $        170      $       190


________________________________
(a) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Liberty Small Cap Fund, Class B shares.
(b)  The Fund began offering Prime B shares on November 1, 1998.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.05), $(0.14), $(0.11), $(0.13) and $
     (0.10), respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY SMALL CAP FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                  PERIOD ENDED
                                                   APRIL 30,
CLASS C SHARES                                     2003 (a)
                                                 -------------
Net Asset Value, Beginning of Period             $       12.46
                                                 -------------
Income from Investment Operations:
Net investment loss(b)(c)                                (0.06)
Net realized and unrealized loss on investments           0.62
                                                 -------------
Total from Investment Operations                          0.56
                                                 -------------
Less Distributions Declared to Shareholders:
From net realized gains                                  (0.65)
                                                 -------------
Net Asset Value, End of Period                   $       12.37
                                                 =============
Total Return(d)(e)(f)                                     4.51%
                                                 =============
Ratios to Average Net Assets/Supplemental Data:
Expenses(g)(h)                                            2.12%
Net investment loss(g)(h)                                (1.05)%
Waiver/reimbursement(h)                                   0.01%
Portfolio turnover rate(f)                                   9%
Net assets, end of period (000's)                $       1,325

______________________________
(a) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share before reimbursement of certain expenses for the period ended April 30, 2003 was $(0.05).
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Had the Advisor and/or any
     of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

                       See Notes to Financial Statements.

LIBERTY SMALL CAP FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                           (UNAUDITED)
                           SIX MONTHS
                             ENDED                                   YEAR ENDED OCTOBER 31,
                            APRIL 30,          ---------------------------------------------------------------
CLASS G SHARES              2003 (a)              2002             2001              2000            1999 (b)
                           -----------         ---------       ------------      -----------       -----------
Net Asset Value,
 Beginning of Period       $     12.22         $   13.72       $      14.13      $     12.96       $     13.59
                           -----------         ---------       ------------      -----------       -----------
Income from Investment
 Operations:
Net investment income(c)         (0.06)(d)         (0.14)(d)          (0.11)(d)        (0.10)(d)         (0.04)
Net realized and
 unrealized gain (loss)
 on investments                   0.74             (0.05)              1.57             2.63              0.68
                           -----------         ---------       ------------      -----------       -----------
  Total from Investment
   Operations                     0.68             (0.19)              1.46             2.53              0.64
                           -----------         ---------       ------------      -----------       -----------
Less Distributions
 Declared to Shareholders:
From net realized gains          (0.65)            (1.31)             (1.87)           (1.36)            (1.27)
                           -----------         ---------       ------------      -----------       -----------
Net Asset Value, End
 of Period                 $     12.25         $   12.22       $      13.72      $     14.13       $     12.96
                           ===========         =========       ============      ===========       ===========
Total Return(e)                   5.57%(f)(g)      (2.49)%(g)         11.73%           21.06%(g)          4.80%(g)
                           ===========         =========       ============      ===========       ===========
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                       2.25%(i)          2.12%              2.21%            2.23%             2.10%
Net investment income(h)         (1.06)%(i)        (1.02)%            (0.80)%          (0.71)%           (0.66)%
Waiver/reimbursement              0.01%(i)          0.01%                --%            0.18%             0.78%
Portfolio turnover rate              9%(f)            23%                46%              43%               42%
Net assets, end of period
 (000's)                   $     9,129         $   9,046       $      5,278      $     2,838       $     1,637


_________________________________
(a) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Liberty Small Cap Fund, Class G shares.
(b)  The Fund began offering Retail B shares on November 1, 1998.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.06), $(0.14), $0.07, $(0.12) and $(0.09),
     respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY SMALL CAP FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                           (UNAUDITED)
                            SIX MONTHS
                              ENDED                                      YEAR ENDED OCTOBER 31,
                            APRIL 30,          ------------------------------------------------------------------------------
CLASS T SHARES              2003 (a)              2002             2001               2000             1999            1998
                           -----------         ---------       ------------        ----------      -----------      ---------
Net Asset Value,
 Beginning of Period       $     12.55         $   13.96       $      14.25        $    12.98      $     13.53      $   18.29
                           -----------         ---------       ------------        ----------      -----------      ---------
Income from Investment
 Operations:
Net investment income
 (loss)(b)                       (0.01)(c)         (0.03)(c)             --(c)(d)        0.01(c)          0.02           0.08
Net realized and unrealized
 gain (loss) on investments       0.76             (0.07)              1.59              2.63             0.73          (2.08)
                           -----------         ---------       ------------        ----------      -----------      ---------
  Total from Investment
   Operations                     0.75             (0.10)              1.59              2.64             0.75          (2.00)
                           -----------         ---------       ------------        ----------      -----------      ---------
Less Distributions
 Declared to Shareholders:
From net investment income          --                --              (0.01)            (0.01)           (0.03)         (0.08)
From net realized gains          (0.65)            (1.31)             (1.87)            (1.36)           (1.27)         (2.68)
                           -----------         ---------       ------------        ----------      -----------      ---------
  Total Distributions
   Declared to Shareholders      (0.65)            (1.31)             (1.88)            (1.37)           (1.30)         (2.76)
                           -----------         ---------       ------------        ----------      -----------      ---------
Net Asset Value, End
 of Period                 $     12.65         $   12.55       $      13.96        $    14.25      $     12.98      $   13.53
                           ===========         =========       ============        ==========      ===========      =========
Total Return(e)                   6.09%(f)(g)      (1.75)%(f)         12.66%            21.96%(f)         5.68%(f)     (12.52)%(f)
                           ===========         =========       ============        ==========      ===========      =========
Ratios to Average Net
 Assets/Supplemental Data:
Expenses(h)                       1.38%(i)          1.33%              1.42%             1.44%            1.31%          1.31%
Net investment income            (0.19)%(i)        (0.23)%            (0.02)%            0.08%            0.13%          0.38%
 (loss)(h)
Waiver/reimbursement              0.01%(i)          0.01%                --%             0.11%            0.28%          0.14%
Portfolio turnover rate              9%(g)            23%                46%               43%              42%            33%
Net assets, end of period
 (000's)                   $   114,666         $ 115,468       $    100,159        $   87,457      $    80,870      $  87,781


_________________________________
(a) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were redesignated Liberty Small Cap Fund, Class T shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.01), $(0.03), $0.00, $0.00, $(0.02)
     and $0.05, respectively.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.


                       See Notes to Financial Statements.

LIBERTY SMALL CAP FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:




                                                 (UNAUDITED)
                                                 SIX MONTHS
                                                   ENDED                                YEAR ENDED OCTOBER 31,
                                                  APRIL 30,        ---------------------------------------------------------------
                                                  2003(a)             2002            2001          2000          1999     1998
                                                 ---------         ---------       ---------     ----------     -------- ---------
Class Z Shares
Net Asset Value, Beginning of Period             $   12.75         $   14.11       $   14.38     $    13.07     $  13.61 $   18.37
                                                 ---------         ---------       ---------     ----------     -------- ---------
Income from Investment Operations:
Net investment income(b)                              0.02(c)           0.03(c)         0.07(c)        0.08(c)      0.05      0.11

Net realized and unrealized gain (loss) on
investments                                           0.77             (0.07)           1.60           2.65         0.74     (2.06)
                                                 ---------         ---------       ---------     ----------     -------- ---------

   Total from Investment Operations                   0.79             (0.04)           1.67           2.73         0.79     (1.95)
                                                 ---------         ---------       ---------     ----------     -------- ---------
Less Distributions Declared to Shareholders:
From net investment income                           (0.01)            (0.01)          (0.07)         (0.06)       (0.06)    (0.13)
From net realized gains                              (0.65)            (1.31)          (1.87)         (1.36)       (1.27)    (2.68)
                                                 ---------         ---------        --------     ----------     -------- ---------
   Total Distributions Declared to Shareholders.     (0.66)            (1.32)          (1.94)         (1.42)       (1.33)    (2.81)
                                                 ---------         ---------        --------     ----------     -------- ---------
Net Asset Value, End of Period                   $   12.88         $   12.75       $   14.11     $    14.38     $  13.07 $   13.61
                                                 =========         =========       =========     ==========     ======== =========
Total Return(d)                                       6.24%(e)(f)      (1.26)%(f)      13.20%         22.62%        6.02%  (12.07)%
                                                 =========         =========       =========     ==========     ======== =========
Ratios to Average Net Assets/Supplemental Data:
Expenses(g)                                           0.91%(h)          0.90%           0.92%         0.94%         0.97%     0.96%
Net investment income(g)                              0.28%(h)          0.20%           0.48%         0.58%         0.47%     0.73%
Waiver/reimbursement                                  0.01%(h)          0.01%             --%           --%           --%       --%
Portfolio turnover rate                                  9%(e)            23%             46%           43%           42%       33%
Net assets, end of period (000's)                $ 586,910         $ 485,197       $ 425,687     $  332,703     $255,268 $ 202,385


_________________________________
(a) On November 18, 2002, the Galaxy Small Cap Value Fund, Trust shares were redesignated Liberty Small Cap Fund, Class Z shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.02, $0.03, $(0.11), $0.08, $0.05 and
     $0.11, respectively.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Total return at net asset value assuming all distributions reinvested.
(e)  Not annualized.
(f) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.


                       See Notes to Financial Statements.

LIBERTY SMALL COMPANY EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                           (UNAUDITED)
                                                          PERIOD ENDED
                                                            APRIL 30,
                                                             2003 (a)
                                                         ---------------
Class A Shares
Net Asset Value, Beginning of Period                     $         11.74
                                                         ---------------
Income from Investment Operations:
Net investment loss(b)                                             (0.06)
Net realized and unrealized loss on investments                    (0.02)
                                                         ---------------
   Total from Investment Operations                                (0.08)
                                                         ---------------
Net Asset Value, End of Period                           $         11.66
                                                         ===============
Total Return(c)(d)                                                 (0.68)%
                                                         ===============
Ratios to Average Net Assets/Supplemental Data:
Expenses(e)(f)                                                      1.53%
Net investment loss(e)(f)                                          (1.26)%
Portfolio turnover rate(d)                                            58%
Net assets, end of period (000's)                        $            60

________________________
(a) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.


                       See Notes to Financial Statements.

LIBERTY SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:


                                                            (UNAUDITED)
                                                           PERIOD ENDED
                                                             APRIL 30,
                                                             2003 (a)
                                                          --------------

Class B Shares
Net Asset Value, Beginning of Period                     $         11.13
                                                         ---------------
Income from Investment Operations:
Net investment loss(b)                                             (0.10)
Net realized and unrealized loss on investments                    (0.02)
                                                         ---------------
   Total from Investment Operations                                (0.12)
                                                         ---------------
Net Asset Value, End of Period                           $         11.01
                                                         ===============
Total Return(c)(d)(e)                                              (1.08)%
                                                         ===============
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                                      2.41%
Net investment loss(f)(g)                                          (2.10)%
Portfolio turnover rate(d)                                            58%
Net assets, end of period (000's)                        $            12

______________________
(a) Class B shares were initially offered on November 18, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)  Not annualized.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:


                                                           (UNAUDITED)
                                                           PERIOD ENDED
                                                             APRIL 30,
                                                             2003 (a)
                                                         ---------------
Class C Shares
Net Asset Value, Beginning of Period                     $         11.13
                                                         ---------------
Income from Investment Operations:
Net investment loss(b)                                             (0.08)
Net realized and unrealized loss on investments                    (0.04)
                                                         ---------------
   Total from Investment Operations                                (0.12)
                                                         ---------------
Net Asset Value, End of Period                           $         11.01
                                                         ===============

Total Return(c)(d)(e)                                              (1.08)%
                                                         ===============
Ratios to Average Net Assets/Supplemental Data:
Expenses(f)(g)                                                      2.04%
Net investment loss(f)(g)                                          (1.79)%
Portfolio turnover rate(d)                                            58%
Net assets, end of period (000's)                        $             2

_____________________________
(a) Class C shares were initially offered on November 18, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)  Not annualized.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.


                       See Notes to Financial Statements.

LIBERTY SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:




                                   (UNAUDITED)
                                   SIX MONTHS
                                     ENDED                                 YEAR ENDED OCTOBER 31,
                                    APRIL 30,         ----------------------------------------------------------------------
                                     2003(a)             2002           2001          2000           1999             1998
                                    ---------         ---------        --------      --------      --------       ----------
CLASS G SHARES
Net Asset Value, Beginning of
Period                              $   10.65         $   14.30        $  21.10      $  15.31      $  13.39       $    20.73
                                    ---------         ---------        --------      --------      --------       ----------
Income from Investment Operations:
Net investment loss(b)                  (0.13)(c)         (0.27)(c)       (0.25)        (0.37)        (0.34)           (0.30)
Net realized and unrealized gain
(loss) on investments                    0.47             (3.38)          (3.15)         6.16          2.26            (4.78)
                                    ---------         ---------        --------      --------      --------       ----------
  Total from Investment
   Operations                            0.34             (3.65)          (3.40)         5.79          1.92            (5.08)
                                    ---------         ---------        --------      --------      --------       ----------
Less Distributions Declared to
Shareholders:
From net realized gains                    --                --           (3.40)           --            --            (2.26)
In excess of net realized gains            --                --              --(d)         --            --               --
                                    ---------         ---------        --------      --------      --------       ----------
  Total Distributions Declared
  to Shareholders                          --                --           (3.40)           --            --            (2.26)
                                    ---------         ---------        --------      --------      --------       ----------
Net Asset Value, End of Period      $   10.99         $   10.65           14.30      $  21.10      $  15.31       $    13.39
                                    =========         =========        ========      ========      ========       ==========
Total Return(e)                          3.19%(f)(g)     (25.52)%        (17.66)%       37.82%(g)     14.34%(g)       (26.72)%(g)
                                    =========         =========        ========      ========      ========       ==========
Ratios to Average Net Assets/
Supplemental Data:
Expenses(h)                              2.64%(i)          2.29%           2.25%         2.24%         2.16%            2.11%
Net investment loss(h)                  (2.40)%(i)        (1.97)%         (1.74)%       (1.79)%       (2.04)%          (1.78)%
Waiver/reimbursement                       --%             0.03%             --%         0.01%         0.16%            0.05%
Portfolio turnover rate                    58%(f)            96%             75%           91%          105%              78%
Net assets, end of period (000's)   $   7,828         $   9,148        $ 15,190      $ 18,936      $ 12,212       $   12,565


_____________________________
(a) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail B shares were redesignated Liberty Small Company Equity Fund, Class G shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.13), $(0.27), $(0.25), $(0.38),
      $(0.37) and $(0.30), respectively.
(c) Per share data was calculated using average shares outstanding during the period.
(d)   Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)   Not annualized.
(g) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)   Annualized.


                       See Notes to Financial Statements.

LIBERTY SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                    (UNAUDITED)
                                    SIX MONTHS
                                      ENDED                                    YEAR ENDED OCTOBER 31,
                                     APRIL 30,          --------------------------------------------------------------------
                                    2003 (a)             2002            2001         2000           1999             1998
                                    ---------           --------       --------     ---------      --------       ----------
CLASS T SHARES
Net Asset Value, Beginning of
Period                              $   11.23           $ 14.95        $  21.75     $   15.66      $  13.63       $    20.94
                                    ---------           -------        --------     ---------      --------       ----------
Income from Investment
Operations:
Net investment loss(b)                  (0.08)(c)         (0.16)(c)       (0.17)        (0.22)        (0.23)           (0.19)
Net realized and unrealized gain
(loss) on investments                    0.50             (3.56)          (3.23)         6.31          2.26            (4.86)
                                    ---------           -------        --------     ---------      --------       ----------
  Total from Investment
   Operations                            0.42             (3.72)          (3.40)         6.09          2.03            (5.05)
                                    ---------           -------        --------     ---------      --------       ----------
Less Distributions Declared to
Shareholders:
From net realized gains                    --                --           (3.40)           --            --            (2.26)
In excess of net realized gains            --                --              --(d)         --            --               --
                                    ---------           -------        --------     ---------      --------       ----------
  Total Distributions Declared
   to Shareholders                         --                --           (3.40)           --            --            (2.26)
                                    ---------           -------        --------     ---------      --------       ----------
Net Asset Value, End of Period      $   11.65           $ 11.23        $  14.95     $   21.75      $  15.66       $    13.63
                                    =========           =======        ========     =========      ========       ==========
Total Return(e)                          3.74%(f)(g)     (24.88)%(g)     (17.03)%       38.89%       14.89%(g)        (26.26)%(g)
                                    =========           =======        ========     =========      ========       ==========
Ratios to Average Net Assets
 /Supplemental Data:
Expenses(h)                              1.62%(i)          1.46%           1.42%         1.44%        1.53%             1.46%
Net investment loss(h)                 (1.39)%(i)         (1.14)%         (0.91)%       (0.99)%      (1.41)%           (1.13)%
Waiver/reimbursement                           --%         0.03%             --%           --%        0.01%             0.01%
Portfolio turnover rate                    58%(f)            96%             75%           91%         105%              78%
Net assets, end of period (000's)    $ 55,391           $57,537        $ 84,332     $ 125,427      $ 87,921       $   95,831


_____________________
(a) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail A shares were redesignated Liberty Small Company Equity Fund, Class T shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.08), $(0.17), $(0.17), $(0.22),
      $(0.23) and $(0.19), respectively.
(c) Per share data was calculated using average shares outstanding during the period.
(d)   Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)   Not annualized.
(g) Had the Advisor, or any of its affiliates, not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)   Annualized.


                       See Notes to Financial Statements.

LIBERTY SMALL COMPANY EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                   (UNAUDITED)
                                    SIX MONTHS                                YEAR ENDED OCTOBER 31,
                                      ENDED           ----------------------------------------------------------------------
                                    APRIL 30,
                                     2003 (a)            2002             2001          2000         1999             1998
                                   ----------         ---------       ---------      --------     ---------        ---------
CLASS Z SHARES
Net Asset Value, Beginning of
Period                             $    11.79         $   15.63       $   22.48      $  16.13     $   13.96        $   21.32
                                   ----------         ---------       ---------      --------     ---------        ---------
Income from Investment
Operations:
Net investment loss(b)                  (0.05)(c)         (0.11)(c)       (0.10)        (0.12)        (0.16)           (0.14)
Net realized and unrealized gain
(loss) on investments                    0.53             (3.73)          (3.35)         6.47          2.33            (4.96)
                                   ----------         ---------       ---------      --------     ---------        ---------
  Total from Investment
   Operations                            0.48             (3.84)          (3.45)         6.35          2.17            (5.10)
                                   ----------         ---------       ---------      --------     ---------        ---------
Less Distributions Declared to
Shareholders:

From net realized gains                    --                --           (3.40)           --            --            (2.26)
In excess of net realized gains            --                --              --(d)         --            --               --
                                   ----------         ---------       ---------      --------     ---------        ---------
  Total Distributions Declared
   to Shareholders                         --                --           (3.40)           --            --            (2.26)
                                   ----------         ---------       ---------      --------     ---------        ---------
Net Asset Value, End of Period     $    12.27         $   11.79       $   15.63      $  22.48     $   16.13        $   13.96
                                   ==========         =========       =========      ========     =========        =========
Total Return(e)                          4.07%(f)(g)     (24.62)%(g)     (16.63)%       39.43%        15.54%          (26.00)%
                                   ==========         =========       =========      ========     =========        =========
Ratios to Average Net Assets/
Supplemental Data:
Expenses(h)                              1.10%(i)          1.04%           1.03%         1.03%         1.12%            1.09%
Net investment loss(h)                  (0.86)%(i)        (0.72)%         (0.52)%       (0.58)%       (1.00)%          (0.76)%
Waiver/reimbursement                       --%             0.01%             --%           --%           --%              --%
Portfolio turnover rate                    58%(f)            96%             75%           91%          105%              78%
Net assets, end of period (000's)  $  245,923         $ 217,377       $ 318,414      $422,579     $ 233,326        $ 222,675


____________________________
(a) On November 18, 2002, the Galaxy Small Company Equity Fund, Trust shares were redesignated Liberty Small Company Equity Fund, Class Z shares.
(b) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.05), $(0.11), $(0.10), $(0.12),
      $(0.16) and $(0.14), respectively.
(c) Per share data was calculated using average shares outstanding during the period.
(d)   Rounds to less than $0.01 per share.
(e)   Total return at net asset value assuming all distributions reinvested.
(f)   Not annualized.
(g) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)   Annualized.


                       See Notes to Financial Statements.

                         LIBERTY STRATEGIC EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                       (UNAUDITED)
                                                      PERIOD ENDED
                                                        APRIL 30,
                                                        2003 (a)
                                                      ------------
CLASS A SHARES
Net Asset Value, Beginning of Period                  $       9.01
                                                      ------------
Income from Investment Operations:
Net investment income(b)                                      0.06
Net realized and unrealized loss on investments              (0.50)
                                                      ------------
Total from Investment Operations                             (0.44)
                                                      ------------
Less Distributions Declared to Shareholders:
From net investment income                                   (0.04)
                                                      ------------
Net Asset Value, End of Period                        $       8.53
                                                      ============
Total Return(c)(d)                                           (4.90)%
                                                      ============
Ratios to Average Net Assets/Supplemental Data:
Expenses(e)(f)                                                1.36%
Net investment income(e)(f)                                   1.70%
Portfolio turnover rate(d)                                      19%
Net assets, end of period (000's)                     $         87

_______________________________
(a) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)   Annualized.


                       See Notes to Financial Statements.

LIBERTY STRATEGIC EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                       (UNAUDITED)
                                                      PERIOD ENDED
                                                        APRIL 30,
                                                        2003 (a)
                                                      ------------
CLASS B SHARES
Net Asset Value, Beginning of Period                  $       8.82
                                                      ------------
Income from Investment Operations:
Net investment income(b)                                      0.04
Net realized and unrealized loss on investments              (0.48)
                                                      ------------
Total from Investment Operations                             (0.44)
                                                      ------------
Less Distributions Declared to Shareholders:
From net investment income                                   (0.02)
                                                      ------------
Net Asset Value, End of Period                        $       8.36
                                                      ============
Total Return(c)(d)                                           (5.02)%
                                                      ============
Ratios to Average Net Assets/Supplemental Data:
Expenses(e)(f)                                                2.25%
Net investment income(e)(f)                                   1.08%
Portfolio turnover rate(d)                                      19%
Net assets, end of period (000's)                     $        116

_____________________________
(a) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)   Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)   Annualized.


                       See Notes to Financial Statements.

LIBERTY STRATEGIC EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                       (UNAUDITED)
                                                      PERIOD ENDED
                                                        APRIL 30,
                                                        2003 (a)
                                                      ------------
CLASS C SHARES
Net Asset Value, Beginning of Period                  $       8.82
                                                      ------------
Income from Investment Operations:
Net investment income(b)                                      0.06
Net realized and unrealized loss on investments              (0.51)
                                                      ------------
Total from Investment Operations                             (0.45)
                                                      ------------
Less Distributions Declared to Shareholders:
From net investment income                                   (0.02)
                                                      ------------
Net Asset Value, End of Period                        $       8.35
                                                      ============
Total Return(c)(d)                                           (5.13)%
                                                      ============
Ratios to Average Net Assets/Supplemental Data:
Expenses(e)(f)                                                2.31%
Net investment income(e)(f)                                   1.66%
Portfolio turnover rate(d)                                      19%
Net assets, end of period (000's)                     $        189

______________________________
(a) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)   Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)   Annualized.


                       See Notes to Financial Statements.

LIBERTY STRATEGIC EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                    (UNAUDITED)
                                    SIX MONTHS
                                      ENDED                                YEAR ENDED OCTOBER 31,
                                    APRIL 30,        ----------------------------------------------------------------------
                                    2003 (a)            2002             2001           2000         1999          1998(B)
                                   ----------        ----------        --------       -------      --------      ---------
CLASS G SHARES
Net Asset Value, Beginning of
Period                             $     8.36        $     9.87        $  10.37      $   9.84      $   9.61      $   10.00
                                   ----------        ----------        --------      --------      --------      ---------
Income from Investment
Operations:
Net investment income (loss)(c)          0.03(d)          (0.07)(d)       (0.06)(d)     (0.04)        (0.02)(d)      (0.02)
Net realized and unrealized gain
(loss) on investments                    0.03)            (1.05)(e)       (0.11)         1.75          0.26          (0.37)
                                   ----------        ----------        --------       -------      --------      ---------
  Total from Investment
   Operations                              --             (1.12)          (0.17)         1.71          0.24          (0.39)
                                   ----------        ----------        --------       -------      --------      ---------
Less Distributions Declared to
Shareholders:
From net investment income              (0.02)               --              --            --(f)         --             --
From net realized gains                    --             (0.39)          (0.33)        (1.18)        (0.01)            --
                                   ----------        ----------        --------       -------      --------      ---------
  Total Distributions Declared
   to Shareholders                      (0.02)            (0.39)          (0.33)        (1.18)        (0.01)            --
                                   ----------        ----------        --------        ------      --------      ---------
Net Asset Value, End of Period     $     8.34        $     8.36        $   9.87      $  10.37      $   9.84      $    9.61
                                   ==========        ==========        ========      ========      ========      =========
Total Return(g)                         (0.01)%(h)       (12.16)%(i)      (1.71)%(i)    20.33%(i)      2.50%(i)      (4.76)%(h)(i)
                                   ==========        ==========        ========       =======      ========      =========
Ratios to Average Net Assets/
Supplemental Data:
Expenses(j)                              2.33%(k)          2.17%           2.02%         1.95%         1.84%          2.01%(k)
Net investment income (loss)(j)          0.69%(k)         (0.72)%         (0.53)%       (0.35)%       (0.24)%        (0.55)%(k)
Waiver/reimbursement                       --%             0.25%           0.24%         0.40%         0.44%          1.04%(k)
Portfolio turnover rate                    19%(h)            65%             81%           81%           79%            30%(h)
Net assets, end of period (000's)  $   10,573        $    2,093        $  2,286      $  1,555      $  1,348      $      583


______________________________
(a) On November 25, 2002, the Galaxy Strategic Equity Fund, Retail B shares were redesignated Liberty Strategic Equity Fund, Class G shares.
(b)  The Fund commenced operations on March 4, 1998.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.03, $(0.10), $0.06, $(0.08),
     $(0.08) and $(0.06), respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repur- chases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f)  Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h)  Not annualized.
(i) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.


                       See Notes to Financial Statements.

LIBERTY STRATEGIC EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                   (UNAUDITED)
                                    SIX MONTHS                             YEAR ENDED OCTOBER 31,
                                      ENDED          ---------------------------------------------------------------------
                                    APRIL 30,
CLASS T SHARES                       2003 (a)           2002            2001            2000          1999         1998 (b)
                                   ----------        ----------        --------        -------       -------       -------
Net Asset Value, Beginning of
Period                             $     8.54        $    10.02        $  10.46        $  9.89       $  9.62       $ 10.00
                                   ----------        ----------        --------        -------       -------       -------
Income from Investment
Operations:
Net investment income(c)                 0.07(d)           0.01(d)         0.03(d)        0.04          0.04(d)         --(e)
Net realized and unrealized gain
(loss) on investments                   (0.03)            (1.08)(f)       (0.11)          1.75          0.27         (0.38)
                                   ----------        ----------        --------        -------       -------       -------
  Total from Investment
  Operations                             0.04             (1.07)          (0.08)          1.79          0.31         (0.38)
                                   ----------        ----------        --------        -------       -------       -------

Less Distributions Declared to
Shareholders:
From net investment income              (0.05)            (0.02)          (0.03)         (0.04)        (0.03)           --
From net realized gains                    --             (0.39)          (0.33)         (1.18)        (0.01)           --
                                   ----------        ----------        --------        -------       -------       -------
  Total Distributions
  Declared to Shareholders              (0.05)            (0.41)          (0.36)         (1.22)        (0.04)           --
                                   ----------        ----------        --------        -------       -------       -------
Net Asset Value, End of Period     $     8.53        $     8.54        $  10.02        $ 10.46       $  9.89       $  9.62
                                   ==========        ==========        ========        =======       =======       =======
Total Return(g)                          0.48%(h)        (11.50)%(i)      (0.83)%(i)     21.09%(i)      3.25%(i)     (3.75)%(h)(i)
                                   ==========        ==========        ========        =======       =======       =======
Ratios to Average Net Assets/
Supplemental Data:
Expenses(j)                              1.46%(k)          1.40%           1.24%          1.20%         1.19%         1.40%(k)
Net investment income(j)                 1.57%(k)          0.05%           0.25%          0.40%         0.41%         0.06%(k)
Waiver/reimbursement                       --%             0.29%           0.26%          0.40%         0.44%         1.01%(k)
Portfolio turnover rate                    19%(h)            65%             81%            81%           79%           30%(h)
Net assets, end of period (000's)  $   92,723        $    6,578        $   8,400       $ 8,505       $ 8,229       $ 4,051


_________________________________
(a) On November 25, 2002, the Galaxy Strategic Equity Fund, Retail A shares were redesignated Liberty Strategic Equity Fund, Class T shares.
(b)   The Fund commenced operations on March 4, 1998.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.07, $(0.02),
      $0.00, $0.00, $0.00 and  $0.00, respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e)   Rounds to less than $0.01 per share.
(f) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h)   Not annualized.
(i) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)   Annualized.


                       See Notes to Financial Statements.

LIBERTY STRATEGIC EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                   (UNAUDITED)
                                   SIX MONTHS
                                     ENDED                                    YEAR ENDED OCTOBER 31,
                                   APRIL 30,        ---------------------------------------------------------------------
CLASS Z SHARES                      2003 (a)          2002             2001           2000           1999         1998(b)
                                  ----------        ---------       ---------       --------       --------      --------
Net Asset Value, Beginning of
Period                            $     8.56        $   10.03       $   10.48       $   9.90       $   9.63      $  10.00
                                  ----------        ---------       ---------       --------       --------      --------
Income from Investment
Operations:
Net investment income(c)                0.08(d)          0.06(d)         0.08(d)        0.08           0.09(d)       0.01
Net realized and unrealized gain
 (loss) on investments                 (0.03)           (1.07)(e)       (0.12)          1.76           0.27         (0.37)
                                  ----------        ---------       ---------       --------       --------      --------
  Total from Investment
  Operations                            0.05            (1.01)          (0.04)          1.84           0.36         (0.36)
                                  ----------        ---------       ---------       --------       --------      --------
Less Distributions Declared to
Shareholders:
From net investment income             (0.07)           (0.07)          (0.08)         (0.08)         (0.08)        (0.01)
From net realized gains                   --            (0.39)          (0.33)         (1.18)         (0.01)           --
                                  ----------        ---------       ---------       --------       --------      --------
  Total Distributions Declared
  to Shareholders                      (0.07)           (0.46)          (0.41)         (1.26)         (0.09)        (0.01)
                                  ----------        ---------       ---------       --------       --------      --------

Net Asset Value, End of Period    $     8.54        $    8.56       $   10.03       $  10.48       $   9.90      $   9.63
                                  ==========        =========       =========       ========       ========      ========
Total Return(f)                         0.65%(g)       (11.07)%(h)      (0.43)%(h)     21.69%(h)       3.64%(h)     (3.62)%(g)(h)
                                  ==========        =========       =========       ========       ========      ========
Ratios to Average Net Assets/
Supplemental Data:
Expenses(i)                             0.88%(j)         0.82%           0.75%          0.78%          0.80%         1.27%(j)
Net investment income(i)                2.13%(j)         0.63%           0.74%          0.83%          0.80%         0.19%(j)
Waiver/reimbursement                      --%            0.24%           0.21%          0.20%          0.20%         0.20%(j)
Portfolio turnover rate                   19%(g)           65%             81%            81%            79%           30%(g)
Net assets, end of period (000's) $   78,152        $  19,896      $  102,909       $  93,558      $ 71,063      $ 63,061


____________________________
(a) On November 25, 2002, the Galaxy Strategic Equity Fund, Trust shares were redesignated Liberty Strategic Equity Fund, Class Z shares.
(b)  The Fund commenced operations on March 4, 1998.
(c) Net investment income per share before reimbursement of certain expenses for the six months ended April 30, 2003 and the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.08, $0.04,
     $(0.08), $0.06, $0.06 and  $0.00, respectively.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f)  Total return at net asset value assuming all distributions reinvested.
(g)  Not annualized.
(h) Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.


                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION

   Liberty Asset Allocation Fund ("Asset Allocation Fund"), Liberty Equity Growth Fund ("Equity Growth Fund"), Liberty Equity Value Fund ("Equity Value Fund"), Liberty International Equity Fund ("International Equity Fund"), Liberty Large Cap Core Fund ("Large Cap Core Fund"), Liberty Small Cap Fund ("Small Cap Fund"), Liberty Small Company Equity Fund ("Small Company Equity Fund"), and Liberty Strategic Equity Fund ("Strategic Equity Fund") are each a series of the Liberty-Stein Roe Funds Investment Trust (the "Trust") (individually referred to as a "Fund", collectively the "Funds"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Fund is the successor to a separate series of The Galaxy Fund ("Galaxy"), a Massachusetts business trust organized on March 31, 1986. The series of Galaxy, to which the Funds succeeded, were reorganized as a separate series of the Trust.

   Each Fund's investment goal is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. Each Fund currently offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z shares. Class A and Class T shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is assessed on Class A and Class T shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B and Class G shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a CDSC on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

   As of the end of business on November 15, 2002, the Stein Roe Balanced Fund, a separate series of the Trust, merged into the Trust shares of Galaxy Asset Allocation Fund. The Galaxy Asset Allocation Fund received a tax-free transfer of assets from the Stein Roe Balanced Fund as follows:

            SHARES             NET ASSETS          UNREALIZED
            ISSUED              RECEIVED          APPRECIATION 1
            ------              --------          ---------------
           9,749,490          $127,523,327         $8,458,670

                              NET ASSETS           NET ASSETS
            NET ASSETS            OF                   OF
               OF              STEIN ROE              ASSET
              ASSET          BALANCED FUND       ALLOCATION FUND
          ALLOCATION FUND     IMMEDIATELY         IMMEDIATELY
            PRIOR TO           PRIOR TO              AFTER
           COMBINATION       COMBINATION          COMBINATION
           -----------       -----------          -----------
          $441,389,479       $127,523,327        $568,912,806

Unrealized appreciation is included in the Net Assets Received amount above.

   Also as of the end of business on November 15, 2002, subsequent to the merger described above, the Galaxy Asset Allocation Fund, previously a fund of Galaxy, was reorganized as the Asset Allocation Fund. Class A, Class B, Class G, Class T and Class Z shares were issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 18, 2002.

   Differing amortization policies between the Liberty Asset Allocation Fund and the Stein Roe Balanced Fund resulted in reclassifications as follows:

            UNREALIZED APPRECIATION    PAID-IN CAPITAL
            -----------------------    ---------------
                   $64,867               $(64,867)

   As of the end of business on November 15, 2002, the Galaxy Equity Growth Fund, previously a fund of Galaxy, was reorganized as the Equity Growth Fund with Class A, Class B, Class G, Class T and Class Z shares issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 18, 2002.

   As of the end of business on November 22, 2002, the Galaxy Equity Value Fund, previously a fund of Galaxy, was reorganized as the Equity Value Fund with Class G, Class T and Class Z shares issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 25, 2002.

   As of the end of business on November 15, 2002, the Galaxy International Equity Fund, previously a fund of Galaxy, was reorganized as the International Equity Fund with Class A, Class B, Class G, Class T and Class Z shares issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 18, 2002.

   As of the end of business on December 6, 2002, the Galaxy Large Cap Value Fund, Retail A, Retail B and Trust shares merged into the Galaxy Growth & Income Fund, Prime A, Retail B and Trust shares, respectively. The Galaxy Large Cap Value Fund and Galaxy Growth & Income Fund were both previously funds of Galaxy. The Galaxy Growth & Income Fund received a tax-free transfer of assets from Galaxy Large Cap Value Fund as follows:

                SHARES          NET ASSETS       UNREALIZED
                ISSUED           RECEIVED      APPRECIATION 1
                ------           --------      ---------------
              8,506,336        $88,215,757       $3,841,144

                                NET ASSETS       NET ASSETS
              NET ASSETS            OF               OF
                  OF             GROWTH &         LARGE CAP
              LARGE CAP        INCOME FUND        CORE FUND
              CORE FUND        IMMEDIATELY       IMMEDIATELY
               PRIOR TO          PRIOR TO           AFTER
             COMBINATION       COMBINATION       COMBINATION
             -----------       -----------       -----------
             $560,578,780      $88,215,757      $648,794,537

1 Unrealized appreciation is included in the Net Assets Received amount above.

   Also as of the end of business on December 6, 2002, subsequent to the merger described above, the Galaxy Growth & Income Fund was reorganized as the Liberty Large Cap Core Fund. Class A, Class B, Class G, Class T and Class Z shares were issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on December 9, 2002.

   As of the end of business on November 15, 2002, the Galaxy Small Cap Value Fund, previously a fund of Galaxy, was reorganized as the Small Cap Fund with Class A, Class B, Class G, Class T and Class Z shares issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 18, 2002.

   As of the end of business on November 15, 2002, the Galaxy Small Company Equity Fund, previously a fund of Galaxy, was reorganized as the Small Company Equity Fund with Class G, Class T and Class Z shares issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 18, 2002.

   As of the end of business on November 22, 2002, the Galaxy Equity Income Fund, previously a fund of Galaxy, merged into Liberty Strategic Equity Fund (formerly known as Galaxy Strategic Equity Fund). The Strategic Equity Fund received a tax-free transfer of assets from Galaxy Equity Income Fund as follows:

                SHARES          NET ASSETS       UNREALIZED
                ISSUED           RECEIVED      DEPRECIATION 1
                ------           --------      ---------------
              20,955,088       $188,556,383     $(19,625,587)

                                NET ASSETS       NET ASSETS
              NET ASSETS        OF GALAXY            OF
                  OF             EQUITY           STRATEGIC
              STRATEGIC        INCOME FUND       EQUITY FUND
             EQUITY FUND       IMMEDIATELY       IMMEDIATELY
               PRIOR TO         PRIOR TO           AFTER
             COMBINATION       COMBINATION       COMBINATION
             -----------       -----------       -----------
            $30,204,471        $188,556,383      $218,760,854

1 Unrealized depreciation is included in the Net Assets Received amount above.

   Class G, Class T and Class Z shares of the Strategic Equity Fund were issued in exchange for Retail B, Retail A and Trust shares of Galaxy Equity Income Fund, respectively. Class A, Class B and Class C shares commenced operations on November 25, 2002.

   The accompanying statements of operations, statements of changes in net assets and financial highlights for these funds represent the historical operations of the Galaxy Asset Allocation Fund, Galaxy Equity Growth Fund, Galaxy International Equity Fund, Galaxy Small Cap Value Fund and Galaxy Small Company Equity Fund for periods prior to November 15, 2002, the Galaxy Equity Value Fund and Galaxy Strategic Equity Fund for periods prior to November 22, 2002 and the Galaxy Growth & Income Fund for periods prior to December 6, 2002.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

   PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Investments in other investment companies are valued at net asset value.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively on all debt securities. Dividend income is recorded on the ex-dividend date. Investment income and realized and unrealized gains and losses are allocated to each Fund based upon its relative net assets.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The International Equity Fund may enter into forward foreign currency exchange contracts whereby a Fund agrees to buy or sell a specific currency at a specified price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency exchange contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset. Otherwise, gains or losses are recognized on the settlement date.

   FOREIGN CURRENCY TRANSLATION: The books and records of the International Equity Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

   Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid quarterly for each Fund, with the exception of the International Equity Fund. The International Equity Fund declares and pays dividends annually. Net realized capital gains for each of the Funds, if any, are distributed at least annually.

   FEDERAL INCOME TAXES: Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner that results in no tax to the Funds. Therefore, no federal income or excise tax provision is required.

   REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian or a sub-custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than class specific expenses), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

   Per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for a fund for the entire period by the class specific fees applicable to each respective class of shares in that fund.

   ORGANIZATION COSTS: The Strategic Equity Fund has borne all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years, beginning with the commencement of the Fund's operation. As of April 30, 2003, all organization costs have been fully amortized.

NOTE 3. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   The following capital loss carryforwards, determined as of October 31, 2002, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                              ASSET             EQUITY        EQUITY
      YEAR OF               ALLOCATION           VALUE        GROWTH
      EXPIRATION              FUND*              FUND          FUND
      ----------        ---------------    -------------   -------------
      2007              $       260,595     $         --   $          --
      2008                      330,406               --              --
      2009                           --               --      41,527,758
      2010                   27,180,898       69,017,603      99,339,708

                                               SMALL          STRATEGIC
      YEAR OF              INTERNATIONAL      COMPANY           EQUITY
      EXPIRATION           EQUITY FUND*      EQUITY FUND         FUND
      ----------        ------------------  ------------   -------------
      2008              $     4,901,661     $         --   $          --
      2009                  104,830,434        7,869,522              --
      2010                  219,682,429       93,115,978       2,149,527

* The availability of a portion of these capital loss carryforwards ($591,001 with respect to the Asset Allocation Fund and $4,901,661 with respect to the International Equity Fund), which were acquired on August 20, 2001 in connection with The Pillar Funds reorganization, may be limited in a given year.

NOTE 4. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES, DISTRIBUTION AND OTHER FEES

   On April 1, 2003, Fleet Investment Advisors Inc., the previous advisor to the Funds, and Stein Roe & Farnham Incorporated, the previous administrator to the Funds, merged into Columbia Management Advisors, Inc. ("Columbia"). At the time of the merger, Columbia assumed the obligations of those companies with respect to the Funds. The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds to Columbia.

   Columbia, an indirect, wholly-owned subsidiary of Fleet-Boston Financial Corporation, is the investment advisor of the Funds and receives a monthly fee equal to 0.75% annually of the average daily net assets of each Fund (excluding the International Equity Fund).

   Columbia intends to waive advisory fees payable to it by each Fund so that the advisory fees payable by each Fund would be as follows:

        AVERAGE DAILY NET ASSETS            ANNUAL FEE RATIO
        ------------------------            ----------------
        First $500 million                        0.75%
        Next $500 million                         0.70%
        Next $500 million                         0.65%
        Next $500 million                         0.60%
        Over $2 billion                           0.55%

   The International Equity Fund pays Columbia an advisory fee, computed daily and paid monthly, at the annual rate of 0.89% (waived by 0.25% for one year from date of the acquisition of the Galaxy International Equity Fund by the Fund.)

   Columbia provides, pursuant to an Administrative Agreement with the Funds, certain administrative services for a monthly fee equal to 0.067% annually of each Fund's average daily net assets. Prior to November 26, 2002, the administration agreement was computed daily and paid monthly at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by Galaxy, 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets, 0.0525% of the next $9 billion of combined average daily net assets and 0.05% of combined average daily net assets in excess of $30 billion.

   Columbia is also responsible for providing pricing and bookkeeping services to the Funds under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Out-sourcing Agreement.

   Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund an annual fee based on the average daily net assets of each Fund as follows:

      AVERAGE DAILY NET ASSETS                              FEE
      ------------------------                              ---
      Under $50 million                                $   25,000
      Of $50 million but less than $200 million            35,000
      Of $200 million but less than $500 million           50,000
      Of $500 million but less than $1 billion             85,000
      In excess of $1 billion                             125,000

   The annual fees for a Fund with more than 25% in non-domestic assets will be 150% of the annual fees described above.

   The Funds also pay out-of-pocket costs for pricing services.

   Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee based on a per account charge or minimum of $5,000 annually per Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

   The Transfer Agent has agreed to reimburse class specific transfer agent fees as follows:

                                              FEES WAIVED
                                              -----------
                               CLASS A   CLASS G     CLASS T    CLASS Z
                               -------  ---------    --------    ------
International Equity Fund      $    --  $   5,240   $  20,404   $    --
Large Cap Core Fund                  8      8,593          --        --
Small Company Equity Fund           --         --      12,539        --
Strategic Equity Fund               --         --       4,349     4,566

   Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Funds' principal underwriter. For the period ended April 30, 2003, the Funds have been advised that the Distributor has retained fees as follows:


                                      FRONT-END
                                    SALES CHARGE                                           CDSC
                                ---------------------       ------------------------------------------------------------------
                                CLASS A      CLASS T        CLASS A       CLASS B        CLASS C        CLASS G       CLASS T
                                -------     ---------       --------      --------      ---------     ----------      --------
Asset Allocation Fund           $     6     $     285       $     --      $    161      $      --     $  143,284      $     --
Equity Growth Fund                  136           855             --            23             --         96,590            --
Equity Value Fund                    67           244             --            --             --         18,879            --
International Equity Fund           142            97             --            --             --          7,379            --
Large Cap Core Fund               1,467           352             --            68             --         42,389            --
Small Cap Fund                       --         1,498             --         4,587            287         10,110            --
Small Company Equity Fund           151           157             --            38             --          7,039            --
Strategic Equity Fund               206            47             --         2,320             --             --         8,457


   The Funds have adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service and distribution fee to the Distributor at an annual fee rate as follows:



                                                DISTRIBUTION FEE                                      SERVICE FEE
                                -------------------------------------------------     ---------------------------------------------
                                CLASS A*      CLASS B     CLASS C     CLASS G**       CLASS A*    CLASS B     CLASS C    CLASS G**
                                ----------    -------     -------     -----------     ----------  -------     -------    -----------
Asset Allocation Fund              0.10%         0.75%       0.75%       0.65%            0.25%      0.25%      0.25%       0.50%
Equity Growth Fund                 0.10%         0.75%       0.75%       0.65%            0.25%      0.25%      0.25%       0.50%
Equity Value Fund                  0.10%         0.75%       0.75%       0.65%            0.25%      0.25%      0.25%       0.50%
International Equity Fund          0.10%         0.75%       0.75%       0.65%            0.25%      0.25%      0.25%       0.50%
Large Cap Core Fund                0.10%         0.75%       0.75%       0.65%            0.25%      0.25%      0.25%       0.50%
Small Cap Fund                     0.10%         0.75%       0.75%       0.65%            0.25%      0.25%      0.25%       0.50%
Small Company Equity Fund          0.10%         0.75%       0.75%       0.65%            0.25%      0.25%      0.25%       0.50%
Strategic Equity Fund              0.10%         0.75%       0.75%       0.65%            0.25%      0.25%      0.25%       0.50%


* Under the Plan, the Funds do not intend to pay more than a total of 0.25% annually for Class A shares.
** Under the Plan, the Funds do not intend to pay more than a total of 0.95% annually for Class G shares.

   The Funds have adopted plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisor. Currently, the service plan has not been implemented with respect to the Fund's Class Z shares. The annual service fee may equal up to 0.50% for Class T shares. The Funds do not intend to pay more than 0.30% annually for Class T shareholder service fees.

   The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

   Each Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

   The Funds' Independent Trustees may participate in a deferred compensation plan, which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

   The Funds have an agreement with their custodian bank under which custody fees are reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. The amounts of custody credits for the six months ended April 30, 2003 are as follows:

                                        CUSTODY CREDITS
                                        ---------------
Asset Allocation Fund                       $   --
Equity Growth Fund                              --
Equity Value Fund                              619
International Equity Fund                       --
Large Cap Core Fund                             --
Small Cap Fund.                              1,294
Small Company Equity Fund.                     267
Strategic Equity Fund.                          --

NOTE 5. SHARES OF BENEFICIAL INTEREST

   The Trust's Declaration of Funds authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001.

NOTE 6. PURCHASES AND SALES OF SECURITIES

   The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2003 were as follows:

                                            OTHER INVESTMENT
                                               SECURITIES
                                -------------------------------------
                                   PURCHASES               SALES
                                ----------------     ----------------
Asset Allocation Fund           $    701,345,806     $    805,410,418
Equity Growth Fund                   109,071,828          212,400,355
Equity Value Fund                     77,069,730           64,473,121
International Equity Fund            126,651,258          194,506,230
Large Cap Core Fund                  116,816,805          251,363,484
Small Cap Fund                       108,627,753           55,520,165
Small Company Equity Fund            176,640,720          163,462,989
Strategic Equity Fund                 32,454,567           55,649,601

                                         U.S. GOVERNMENT
                                            SECURITIES
                                -------------------------------------
                                    PURCHASES              SALES
                                ---------------      ----------------
Asset Allocation Fund           $     2,348,619      $      2,825,564

   Unrealized appreciation (depreciation) at April 30, 2003, based on cost of investments for federal income tax purposes, was:

                                                                    NET
                                 GROSS            GROSS          UNREALIZED
                              UNREALIZED        UNREALIZED      APPRECIATION
                             APPRECIATION      DEPRECIATION    (DEPRECIATION)
                            --------------   --------------    -------------
Asset Allocation Fund       $   32,267,791   $  (28,106,239)   $   4,161,552
Equity Growth Fund             163,223,891     (141,976,192)      21,247,699
Equity Value Fund               31,646,972      (23,135,389)       8,511,583
International Equity Fund       19,913,470      (28,712,281)      (8,798,811)
Large Cap Core Fund             53,663,788      (81,279,248)     (27,615,460)
Small Cap Fund                  88,332,644     (144,121,115)     (55,788,471)
Small Company Equity Fund       40,498,521      (27,785,722)      12,712,799
Strategic Equity Fund           10,173,340      (38,862,791)     (28,689,451)

NOTE 7. FOREIGN SECURITIES

   Each Fund may purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

NOTE 8. LINE OF CREDIT

   Prior to each Fund's merger into the Trust, the Funds and other Galaxy funds participated in a $150,000,000 credit facility, which was used for temporary or emergency purposes to facilitate portfolio liquidity. Interest was charged to a Fund based on its borrowings. In addition, each Fund paid commitment fees on its pro-rata portion of the line of credit. The commitment fees are included in "Other expenses" on the Statements of Operations. Following the merger into the Trust, the Funds participated in a $200,000,000 credit facility with other Liberty Funds. On April 26, 2003, the Funds entered into a new $350,000,000 credit facility with other Liberty Funds, pursuant to similar terms and conditions. For the six months ended April 30, 2003, the Funds did not borrow under these agreements.

This page left blank intentionally.

                                 TRANSFER AGENT

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Equity Funds is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Equity Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Equity Funds

LIBERTY EQUITY FUNDS SEMIANNUAL REPORT APRIL 30, 2003

[Eagle head logo]

A MEMBER OF COLUMBIA MANAGEMENT FROUP

(C)2003 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT FROUP
ONE FINANCIAL CENTRE, BOSTON, MA 02111-2621



                                                                 PRSRT STD
                                                                U.S. Postage
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                                                               Permit NO. 20


                                                  G-03/978N-0503 (06/03) 03/1596

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable at this time.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer, based on their evaluation of the Registrant's disclosure controls and procedures as of June 20, 2003, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits under the Securities Exchange Act of 1934, as amended, is accumulated and communicated to the Registrant's management, including the Chief Executive Officer and Chief Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of our evaluation.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable at this time.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Liberty-Stein Roe Funds Investment Trust
            -----------------------------------------------------------

By (Signature and Title)* /s/ Joseph R. Palombo
                         ----------------------------------------------
                          Joseph R. Palombo, President

Date    June 24, 2003
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Joseph R. Palombo
                         ----------------------------------------------
                          Joseph R. Palombo, President

Date    June 24, 2003
    -------------------------------------------------------------------

By (Signature and Title)* /s/ J. Kevin Connaughton
                         ----------------------------------------------
                         J. Kevin Connaughton, Treasurer

Date    June 24, 2003
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.